UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03942

LORD ABBETT MUNICIPAL INCOME FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Thomas R. Phillips, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 9/30

Date of reporting period: 9/30/09

Item 1:	Report(s) to Shareholders.

2009

LORD ABBETT

ANNUAL

REPORT

Lord Abbett

Municipal Income Fund

Municipal Income Trust

National Tax Free Fund California Tax Free Fund Connecticut Tax Free Fund Hawaii Tax Free Fund Missouri Tax Free Fund New Jersey Tax Free Fund	New York Tax Free Fund Intermediate Tax Free Fund Short Duration Tax Free Fund Georgia Tax Free Trust High Yield Municipal Bond Fund Pennsylvania Tax Free Trust

For the fiscal year ended September 30, 2009

Lord Abbett Municipal Income Fund and

Lord Abbett Municipal Income Trust

Annual Report

For the fiscal year ended September 30, 2009

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett Municipal Income Fund and Lord Abbett Municipal Income Trust for the fiscal year ended September 30, 2009. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Funds, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries of the Funds’ portfolio managers.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow

Chairman

Q: What were the overall market conditions during the fiscal year ended September 30, 2009?

A: Yields in the municipal bond market experienced two different directional trends during the 12-month period that ended September 30, 2009. Following Lehman Brothers’ bankruptcy filing in September 2008, yields on high-quality municipal bonds rose significantly in the beginning of the fourth quarter of 2008 before falling steadily afterward and throughout most of the first three quarters of 2009. After Lehman Brothers filed for bankruptcy, investors sought assets that were free of credit risk, such as U.S. government debt, and Treasury yields dropped in the fourth quarter of 2008. Amid this flight to quality, yields on ‘AAA’ general obligation municipal bonds at all points on the yield curve surpassed yields on Treasuries with similar maturities.

The monoline bond insurers continued to face ratings downgrades during the year due to their exposure to residential real estate.

In addition to reducing the fed funds target rate to a range of 0–0.25%, the Federal Reserve implemented a range of initiatives designed to stabilize conditions in the credit markets. Also, the American Recovery and Reinvestment Act of 2009 (the stimulus bill) created by the Obama administration was also a factor in the municipal bond market. The package allows states and municipalities to issue a new form of debt securities called Build America Bonds (BABs), which are taxable municipal bonds providing a federal government subsidy for a portion of the interest cost to either the investor buying the bonds or the entity issuing the securities.

Municipal bond issuance for 2009 was $286.9 billion as of September 30, or about 10% lower than the same period a year earlier. As the BAB program gained acceptance among issuers, about 30% of the market volume in the latter months of the fiscal year consisted of the taxable bonds. This use of taxable bonds reduced the supply of tax-exempt securities and was cited as a factor behind the strong performance of the tax-exempt municipal bond market in which the Funds invest.

With the yields on many money market funds close to 0%, Treasury yields near multiyear lows, and signs that the economy was stabilizing, investors became more willing to accept some credit risk and increased their demand for a range of bonds including municipal securities.

The price recovery phase in the municipal bond market lasted throughout much of the first three quarters of 2009. As this occurred, the municipal yield curve remained steep, and yields on most ‘AAA’ municipal bonds eventually returned to levels that were lower than those on similarly dated Treasury bonds, while long- term benchmark rates approached those of comparable Treasuries. Securities with lower credit ratings and longer maturities outperformed those with the highest credit ratings and short maturities.

Despite the price recovery in the overall municipal bond market, yields in the non-investment-grade segment remained above pre-Lehman levels.

Q: How did each Fund perform during the fiscal year ended September 30, 2009?

A: (Please see Table 1 for the relative performance of each Fund.)

Table 1: Fund Performance

	Class A Shares @ NAV 9/30/09 12-Mo. Return		Lipper Funds Average[1]		BC Muni Bond Index[2]	BC Muni Bond Index: 7 Yr (6-8)[3]	BC HY Muni Bond Index[4]	BC Muni Bond Index: 1 Year (1-2)[5]
National Tax Free Fund	15.40%		13.29%		14.85%	—	—	—
California Tax Free Fund	13.92		13.07		14.85	—	—	—
Connecticut Tax Free Fund	14.60		14.12		14.85	—	—	—
Hawaii Tax Free Fund	13.15		13.44		14.85	—	—	—
Missouri Tax Free Fund	13.93		14.05		14.85	—	—	—
New Jersey Tax Free Fund	13.13		13.91		14.85	—	—	—
New York Tax Free Fund	16.49		14.12		14.85	—	—	—
Intermediate Tax Free Fund	13.50		11.43		—	12.52%	—	—
Short Duration Tax Free Fund*	5.72	[6]	4.49	[6]	—	—	—	2.90%[6]
Georgia Tax Free Trust	15.91		14.40		14.85	—	—	—
High Yield Municipal Bond Fund	4.14		7.76		—	—	4.55%	—
Pennsylvania Tax Free Trust	13.69		13.73		14.85	—	—	—

* Performance is from December 31, 2008, to September 30, 2009.

Peer Groups

The Lipper Funds Average for each state fund consists of municipal debt funds for its particular state, except that the Hawaii Tax Free Fund consists of Other States Municipal Debt Funds because there is no Lipper Average that is restricted to Hawaii municipal debt funds. In the case of the National Tax Free Fund, Intermediate Tax Free Fund, Short Duration Tax Free Fund, and High Yield Municipal Bond Fund, the applicable Lipper Funds Averages are for General Municipal Debt Funds, Intermediate Municipal Debt Funds, Short Municipal Debt Funds, and High Yield Municipal Debt Funds, respectively.

Benchmarks

The Barclays Capital Municipal Bond Index is applicable for all funds, except the Intermediate Tax Free Fund, the Short Duration Tax Free Fund, and the High Yield Municipal Bond Fund. The Barclays Capital Municipal Bond Index: 7 Year (6–8) is applicable for the Intermediate Tax Free Fund. The Barclays Capital Municipal Bond Index: 1 Year (1–2) is applicable for the Short Duration Tax Free Fund. The Barclays Capital High Yield Municipal Bond Index is applicable for the High Yield Municipal Bond Fund.

Q. What were the most significant factors affecting performance?

A: The most significant factors affecting each Fund’s performance were as follows:

National Tax Free Fund

The National Tax Free Fund outperformed its benchmark, the Barclays Capital Municipal Bond Index, during the 12-month period ended September 30, 2009.

During the year, bonds with longer maturities and higher credit ratings outperformed those with shorter maturities and lower credit ratings. The municipal yield curve remained steep, and the Fund’s exposure to bonds with maturities of 20 years and longer contributed positively to performance. The Fund’s holdings of charter school and senior living bonds underperformed the broader portfolio.

California Tax Free Fund

The Fund underperformed its benchmark during the year. The Fund’s holdings of lease appropriated bonds underperformed relative to other sectors. Even so, they provided positive returns.

The California Tax Free Fund benefited from its yield curve positioning, particularly from its weighting in bonds with maturities of 16 years and longer. The Fund also capitalized on its exposure to lower-rated, investment-grade credits, as its holdings of ‘A’ rated securities were beneficial to performance.

General obligation (GO) debt issued by the State of California was rated ‘Baa1’ by Moody’s and ‘A’ by Standard & Poor’s as of September 30, 2009. These ratings are based on weak economic performance trends, recent budget amendments to solve the 2009 budget gap, inflexibility in the state’s revenue system and governmental structures, as well as a diverse, wealthy economy and a well-funded pension obligation.

Fiscal year 2008 was one of the most difficult economic periods in California’s history. While measures were taken to cut state expenses, minimize budget gaps, and improve financial liquidity, there are still concerns that the current budget package is based on nonrecurring actions, material out-year obligations, and perhaps optimistic beliefs about revenue performance and expenditure savings.

At 12.2% as of September 2009, California’s seasonally adjusted unemployment rate is the fourth highest in the nation. As of September 2009, the national rate was 9.8%.

The outlook for California’s ratings was recently designated as stable (according to Moody’s) and negative (according to S&P). It is possible the outlooks may change given the state’s recent history in facing steep budget deficits. According to Moody’s 2009 State Debt Medians Report, California has the largest total net tax-supported debt of the 50 states. Net tax-supported debt per capita for California is $1,805 in 2009, or 4.4% of 2007 personal income. The average funded ratio for state public pension plans is 81% as of February 2009.

Connecticut Tax Free Fund

The Fund underperformed its benchmark during the fiscal year. The Fund’s holdings in pre-refunded bonds7 were a drag on performance, as pre-refunded bonds, which typically have short maturities and are of the highest credit quality, underperformed most of the Fund’s other holdings. Even so, they provided positive returns.

The Connecticut Tax Free Fund benefited from its yield curve positioning, in particular its weighting in bonds 13 years and longer. Sector allocation was also an important contributor. Electric utilities, higher education, and industrial development bonds boosted Fund performance.

GO debt issued by the State of Connecticut was rated ‘Aa3’ by Moody’s and ‘AA’ by Standard & Poor’s as of September 30, 2009. These ratings are based on good reserve levels, high levels of income and wealth, as well as a substantial and diverse economic base. In addition, Connecticut is, according to recent data, the most affluent of the 50 states, with per capita income ahead of the national average by 38%.

The state ended fiscal year 2008 with a budget surplus of about $99 million. Connecticut’s budget reserve fund at the end of fiscal year 2008 matched its 2007 level at $1.38 billion. Personal income and oil company taxes boosted net taxes after refunds to $70 million over forecasted amounts. Revenues from sales, corporate, real estate, and other tax resources were less than expected.

Connecticut’s seasonally adjusted unemployment rate increased to 8.4% in September 2009. The state reported the greatest job losses in the leisure, hospitality, and government sectors. The educational and health services areas were the only ones to show job increases. The recent loss of financial sector jobs hurt Connecticut’s high-end housing market.

Connecticut’s net tax-supported debt per capita ranks first in the nation, according to Moody’s 2009 State Debt Medians Report. While the national median net tax-supported debt is $865 per capita, the state’s debt equals $4,490 per capita. Yet, when viewed within the context of the state’s high income levels, its debt ratios are relatively manageable.

Hawaii Tax Free Fund

The Fund underperformed its benchmark during the year. The performance of the Fund’s holdings in bonds shorter than six years lagged that of the broader portfolio. Even so, they had positive returns. As typical with the general market, longer maturity bonds outperformed shorter maturity bonds.

Strategic allocations to maturities longer than nine years were beneficial to the Fund’s performance. Sector allocation was also an important contributor. Insured, general obligation, and special tax district bonds boosted Fund performance.

GO debt issued by the State of Hawaii was rated ‘Aa2’ by Moody’s and ‘AA’ by Standard & Poor’s as of September 30, 2009. These strong ratings are based on the state’s history of fiscal conservatism, aggressive budget solutions, ongoing military housing construction, proactive budget monitoring practices, and a high debt burden.

Throughout fiscal year 2009, revenue performance declined. Late in its fiscal year, Hawaii’s council on revenues lowered its forecast for tax revenue growth to a contraction of 9% for 2009, which would cause a $730 million budget shortfall. Hawaii’s economy was weakened by a variety of factors including a decline in tourism, reduced consumer spending, job losses, stock market declines, and the swine flu epidemic. To help replace lost revenues, Governor Linda Lingle announced a mandatory three-day-per-month furlough for all executive branch staff for two years, and the plan’s projected savings is $688 million.

As of September 30, 2009, the state’s seasonally adjusted unemployment rate increased to 7.2% from 4.4% a year earlier. The most recent rates are the worst in 30 years. After four years of operating surpluses, tax revenues failed to meet expenditures for fiscal year 2008. The state reported a decline in its unreserved, undesignated general fund balance from a peak of $915 million for fiscal year 2006 to $464 million for fiscal year 2008.

According to Moody’s 2009 State Debt Medians Report, Hawaii ranks third highest in the nation with net tax-supported debt per capita of $3,675. The national median net tax-supported debt is $865 per capita. As a percentage of 2007 personal income, Hawaii’s debt level in 2009 is the nation’s highest at 9.4%. However, this is a decrease from 9.9% reported in 2008.

While Hawaii’s retirement system funded ratio was below average, 69% at the end of fiscal year 2008, this reflects an improvement from 65% in 2006. In addition, the state has been making its annually required contributions.

Missouri Tax Free Fund

The Fund underperformed its benchmark during the fiscal year. The performance of the Fund’s holdings of bonds shorter than 13 years trailed that of longer maturity bonds. Even so, they had positive returns. As was typical with the general market, longer maturity bonds outperformed shorter maturity bonds.

Strategic allocations to maturities longer than 13 years were beneficial to the Fund’s performance. Sector allocation was also an important contributor to the Fund’s performance. In particular, insured, healthcare, and lease appropriation bonds were significant contributors.

GO debt issued by the State of Missouri was rated ‘Aaa’ by Moody’s and ‘AAA’ by Standard & Poor’s as of September 30, 2009. These ratings are based on Missouri’s history of large available balances, solid financial management, and moderate debt burden.

Fiscal 2009 net general revenue collections fell 6.9% to $7.5 billion from $8.0 billion collected in fiscal 2008. This followed a 3.7% increase in fiscal 2008 net general revenues over fiscal 2007. Missouri’s actual expenditures for fiscal 2008 were under budget, enabling the state to increase its already strong reserves by nearly $166 million.

As of September 2009, seasonally adjusted unemployment rate for Missouri was 9.5%, versus a national average of 9.8%. In September 2008, the state’s unemployment rate stood at 6.3%. Missouri’s net tax-supported per capita debt level for 2009 is low at $670, or 2.0% of 2007 personal income, versus a national median of $865, or 2.5%.

New Jersey Tax Free Fund

The Fund underperformed its benchmark during the year. During the fourth quarter of 2008, difficulties in the financial markets led to a steepening yield curve and a significant widening of credit spreads. This scenario hurt performance due to the Fund’s holdings of longer-dated bonds. Exposure to lower quality credit, selected due to its attractive long-term total return characteristics, was also a detracting factor for this period.

However, in 2009, this same structure helped the Fund’s performance as a strong rally ensued. Credit spreads compressed significantly causing the Fund’s lower quality exposure to boost performance. In addition, the Fund’s holdings of longer-dated bonds contributed to performance.

The Fund’s exposure to the healthcare sector, as well as lease appropriated debt, also contributed to performance. While returns in all sectors were positive, the performance of the Fund’s holdings of senior living bonds trailed that of the broader portfolio.

GO debt issued by the State of New Jersey was rated ‘Aa3’ by Moody’s and ‘AA’ by Standard & Poor’s as of September 30, 2009. These ratings are based on New Jersey’s varied economy, high wealth and income levels, and ongoing improvement in balancing resources to needs. They also reflect decreased revenues, a high debt burden, and a large unfunded pension liability.

New Jersey ended fiscal year 2009 with a budget gap of $6.1 billion, or 18.8% of the state’s general fund. Revenue from personal income tax, sales tax, and corporate business tax all declined as social service expenses increased. The state applied numerous expense reductions to mitigate the drop in revenues. Many of the measures, including Federal stimulus funds, were non-recurring.

The state’s seasonally adjusted unemployment rate increased from 5.8% in September 2008 to 9.8% in September 2009, equaling the national rate. The financial, manufacturing, and construction sectors have been hard hit. Additional job loss could result due to New Jersey’s exposure to financial services and pharmaceutical company mergers.

In 2008, New Jersey’s per capita personal income ranked second among the 50 states at $50,919. New Jersey’s net tax-supported debt burden per capita is high at $3,621, compared to the national median of $865, according to Moody’s 2009 State Debt Medians Report. As a percentage of 2007 personal income, New Jersey’s 2009 debt ranks fourth among the states at 7.3%. The funded ratio for New Jersey state pensions is low, at 69.6% as of June 2008. This is a decline from 100.8% in 2002.

New York Tax Free Fund

The Fund outperformed its benchmark during the year. During the fourth quarter of 2008, difficulties in the financial markets led to a steepening yield curve and a significant widening of credit spreads. This scenario hurt performance due to the Fund’s weighting in longer-dated bonds. Exposure to lower quality credit, selected due to its attractive long-term total return characteristics, was also a detracting factor for this period.

In 2009, this same structure helped the Fund’s performance as a strong rally ensued. Credit spreads compressed significantly causing the Fund’s lower quality exposure to bolster performance. However, it was the ‘AA’ and ‘A’ rated buckets that had the highest returns. In addition, the Fund’s holdings of longer-dated bonds contributed positively to performance.

The Fund’s exposure to higher education bonds, as well as lease appropriated debt also contributed to performance. While returns in all sectors were positive, the performance of insured bonds trailed that of the majority of the portfolio.

GO debt issued by the State of New York was rated ‘Aa3’ by Moody’s and ‘AA’ by Standard & Poor’s as of September 30, 2009. These ratings are based on the state’s diversified, mature, affluent economy, as well as its comprehensive financial planning process, track record of closing annual budget gaps, and accumulated budget reserves. Even though the national housing crisis did not impact New York as much as other states, New York’s dependence on the financial industry led the state into recession.

New York reported unaudited net assets of $33.9 billion for fiscal year 2009 (ended March 31, 2009), resulting from $125.9 billion in total assets offset by $92 billion in total liabilities. The general fund reported a deficit of $6.9 billion for 2009, reducing the accumulated fund balance to a $2.9 billion deficit.

As of September 2009, New York’s seasonally adjusted unemployment rate stood at 8.9%, up 3.1% from the previous year. New York’s per capita personal income ranked sixth highest among the 50 states at $48,076 in 2008.

While unfunded retiree health care liabilities are about $49.9 billion, New York’s pension system is well funded relative to other states. New York’s net tax-supported debt burden per capita was high at $2,921, compared to the national median of $865, ranking fifth in the nation, according to Moody’s 2009 State Debt Medians Report.

Intermediate Tax Free Fund

The Intermediate Tax Free Fund outperformed its benchmark, the Barclays Capital Municipal Bond Index: 7 Year (6-8), during the 12-month period ended September 30, 2009. During the year, bonds with longer maturities and higher credit ratings outperformed those with shorter maturities and lower credit ratings. The Fund’s holdings of bonds with maturities of 10 years or longer contributed positively to its performance. The performance of the Fund’s insured bonds trailed that of the broader portfolio.

Short Duration Tax Free Fund*

*(The Fund commenced operations on December 12, 2008, and investment performance began on December 31, 2008.)

The Short Duration Tax Free Fund outperformed its benchmark, the Barclays Capital Municipal Bond Index: 1 Year (1-2), during the period from December 31, 2008, to September 30, 2009. The Fund’s position in variable-rate demand notes (VRDNs) contributed positively to performance for significant portions of the year. Due to the steep municipal yield curve, the Fund benefitted from a barbell position in the VRDNs at the short end of the curve, with bonds in the three- to five-year range at the other end. Securities with ‘A’ and ‘BBB’ credit ratings contributed positively to performance during the period.

Georgia Tax Free Trust

The Fund outperformed its benchmark during the year. The Georgia Tax Free Trust benefited from its yield curve positioning, in particular its weighting in bonds 10 years and longer.

Sector allocation was also an important contributor. General obligation, water/sewer, and industrial development bonds boosted Fund performance. The Fund’s holdings in pre-refunded and senior living bonds underperformed other sectors. Even so, they provided positive returns.

GO debt issued by the State of Georgia was rated ‘Aaa’ by Moody’s and ‘AAA’ by Standard & Poor’s as of September 30, 2009. These strong ratings are based on a history of conservative fiscal management, solid long-term fundamentals, moderate debt burden, well funded pensions, and modest budget reserves.

Georgia’s seasonally adjusted unemployment rate jumped from 6.6% in September 2008 to 10.1% in September 2009. Construction, manufacturing, and financial services were the sectors with the most significant job losses, while education and healthcare reported gains.

After several years of tax revenue growth, Georgia’s 2007 revenue shortfall reserve stood at $1.5 billion, or 8.2% of net revenues. In fiscal 2008, the state’s tax revenues declined, dropping to $17.7 billion, or 3.9% below budget. As a result, $333 million from the reserve was needed to complete the year. For fiscal 2009, tax revenues fell 10.5% to $15.6 billion.

Georgia is using its American Recovery and Reinvestment Act (ARRA) stimulus package funds to help mitigate budget shortfalls.

High Yield Municipal Bond Fund

The High Yield Municipal Bond Fund underperformed its benchmark, the Barclays Capital High Yield Municipal Bond Index, during the 12-month period ended September 30, 2009. Holdings of special tax district bonds were detractors during the period.

Exposure to securities with maturities of 21 years and longer contributed positively to performance, as did exposure to bonds with credit ratings of ‘BBB.’ Holdings of bonds from the airline and healthcare sectors helped performance.

Pennsylvania Tax Free Trust

The Fund underperformed its benchmark during the year. The performance of the Fund’s holdings in bonds shorter than five years trailed that of the broader portfolio. Even so, they had positive returns for the year.

As typical with the general market, longer maturity bonds outperformed shorter maturity bonds. Strategic allocations to maturities longer than 13 years were beneficial to the Fund’s performance. Sector allocation was also an important contributor. Healthcare, higher education, and insured bonds boosted Fund performance.

GO debt issued by the Commonwealth of Pennsylvania was rated ‘Aa2’ by Moody’s and ‘AA’ by Standard & Poor’s as of September 30, 2009. These ratings are based on the Commonwealth’s varied economic base, good wealth levels, and favorable debt profile. In August, Moody’s revised Pennsylvania’s rating outlook from stable to negative, due to declining available fund balances, the challenge of rebuilding fund balances, and delays in reversing budget gaps caused by reduced revenues.

As of September 2009, Pennsylvania’s seasonally adjusted unemployment rate was 8.8%, lower than the national unemployment rate of 9.8%. Revenues declined significantly in fiscal 2009 (ended June 30, 2009), causing a large deficit. The general fund revenues finished the year at $3.25 billion, about 10% less than in 2008. Pennsylvania ended fiscal 2009 with an unappropriated balance of negative $2.74 billion.

Pennsylvania’s State Employees’ Retirement Fund and the Public School Employees’ Retirement Fund are well funded, with funded ratios of 89.0% and 84.1%, respectively, as of December 31, 2008. The Commonwealth’s debt position is strong, with a burden per capita of $950, compared with the national median of $865, according to Moody’s 2009 State Debt Medians Report.

Each Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change.

Note: Class A shares purchased subject to a front-end sales charge have no contingent deferred sales charge (CDSC). However, certain purchases of Class A shares made without a front-end sales charge may be subject to a CDSC of 1% if the shares are redeemed before the first day of the month in which the one-year anniversary of the purchase falls. Please see each Fund’s prospectus for more information on redemptions that may be subject to a CDSC.

1  The Lipper Funds Average: Lipper, Inc. is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Peer averages are based on universes of funds with similar investment objectives. Peer group averages include reinvested dividends and capital gains, if any, and exclude sales charges.

2  The Barclays Capital Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year. To be included in this index, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $3 million, and be issued as part of a transaction of at least $50 million. Includes zero coupon bonds subject to the alternative minimum tax.

3  The Barclays Capital Municipal Bond Index: 7 Yr (6-8) is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted seven-year tax-exempt bond market, consisting of municipal bonds with maturities of 6-8 years.

4  The Barclays Capital High Yield Municipal Bond Index is an unmanaged index that includes municipal bonds having a maximum quality rating of Ba1, or non-rated, original issue size of $20 million or larger and maturities of at least one year.

5  The Barclays Capital Municipal Bond Index: 1 Year (1-2) is an unmanaged index composed of national municipal bond issues with a maturity range of 1-2 years.

6  The Short Duration Tax Free Fund commenced operations on December 12, 2008. Investment performance began on December 31, 2008, and the total returns for the Fund, its Lipper Average, and the Barclays Capital Municipal Bond Index: 1 Year (1-2) are each for the period December 31, 2008 to September 30, 2009.

7  Pre-refunded bonds are older, tax-free bonds that typically pay coupons higher than current market rates and that have been refinanced or “prepaid” by the proceeds of a second bond issue. The proceeds of this second issuance are used to “call” or pay off the original issue at its first call date. Until that time, the monies are held in escrow and are usually invested in U.S. Treasuries. As a result, pre-refunded bonds are generally deemed to have virtually no default risk. Typically, when a bond becomes pre-refunded it appreciates in value because of its higher credit quality and improved marketability.

Unless otherwise indicated, indexes are unmanaged and reflect total returns with all distributions reinvested, but do not reflect the deduction of fees or expenses, and are not available for direct investment.

Note: During certain periods of each Fund’s performance shown, fee and expense waiver/reimbursement arrangements were in effect. Without waivers/reimbursements, performance would have been lower. See each Fund’s prospectus for a history of fees waived and expenses assumed. Existing expense waivers may be revised or terminated at any time.

Copyright © 2009 by Reuters. All rights reserved. Any copying, republication, or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. An investor cannot invest directly in an average.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in a Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to our Web site at www.lordabbett.com.

Except where noted, comparative fund performance does not account for the deduction of sales charges, and would be different if sales charges were included. Each Fund offers several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

The views of each Fund’s management and the portfolio holdings described in this report are as of September 30, 2009; these views and holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Funds. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks, including possible loss of principal amount invested.

National Tax Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Barclays Capital Municipal Bond Index and the Lipper General Municipal Debt Funds Average, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended September 30, 2009

	1 Year	5 Years	10 Years	Life of Class
Class A4	11.61%	2.28%	4.19%	–
Class B5	10.48%	2.08%	3.99%	–
Class C6	14.58%	2.32%	3.86%	–
Class F7	15.44%	–	–	2.87%

Standardized Yield for the Year Ended September 30, 2009

Class A	Class B	Class C	Class F
4.82%	4.04%	4.00%	4.92%

1    Reflects the deduction of the maximum initial sales charge of 3.25%.

2    Performance for the average or the unmanaged index does not reflect any fees or expenses. The performance of the average or the index is not necessarily representative of the Fund’s performance.

3    Source: Lipper Inc.

4    Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2009, is calculated using the SEC required uniform method to compute such return.

5    Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

6    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

7    Class F shares commenced operations and performance for the class began on September 28, 2007. Performance is at net asset value.

California Tax Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Barclays Capital Municipal Bond Index and the Lipper California Municipal Debt Funds Average, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended September 30, 2009

	1 Year	5 Years	10 Years	Life of Class
Class A4	10.16%	2.31%	4.21%	–
Class C5	13.13%	2.32%	3.91%	–
Class F6	14.06%	–	–	2.95%

Standardized Yield for the Year Ended September 30, 2009

Class A	Class C	Class F
4.51%	3.59%	4.61%

1    Reflects the deduction of the maximum initial sales charge of 3.25%.

2    Performance for the average or the unmanaged index does not reflect any fees or expenses. The performance of the average or the index is not necessarily representative of the Fund’s performance. The Index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

3    Source: Lipper Inc.

4     Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2009, is calculated using the SEC required uniform method to compute such return.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6    Class F shares commenced operations and performance for the class began on September 28, 2007. Performance is at net asset value.

Connecticut Tax Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Barclays Capital Municipal Bond Index and the Lipper Connecticut Municipal Debt Funds Average, assuming reinvestment of all dividends and distributions. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended September 30, 2009

	1 Year	5 Years	10 Years	Life of Class
Class A4	10.89%	2.80%	4.54%	–
Class F5	14.65%	–	–	3.93%

Standardized Yield for the Year Ended September 30, 2009

Class A	Class F
4.04%	4.14%

1    Reflects the deduction of the maximum initial sales charge of 3.25%.

2    Performance for the average or the unmanaged index does not reflect any fees or expenses. The performance of the average or the index is not necessarily representative of the Fund’s performance. The Index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

3    Source: Lipper Inc.

4    Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2009, is calculated using the SEC required uniform method to compute such return.

5    Class F shares commenced operations and performance for the class began on September 28, 2007. Performance is at net asset value.

Hawaii Tax Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Barclays Capital Municipal Bond Index and the Lipper Other States Municipal Debt Funds Average, assuming reinvestment of all dividends and distributions. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended September 30, 2009

	1 Year	5 Years	10 Years	Life of Class
Class A4	9.52%	2.85%	4.27%	–
Class F5	13.28%	–	–	4.33%

Standardized Yield for the Year Ended September 30, 2009

Class A	Class F
3.73%	3.83%

1    Reflects the deduction of the maximum initial sales charge of 3.25%.

2    Performance for the average or the unmanaged index does not reflect any fees or expenses. The performance of the average or the index is not necessarily representative of the Fund’s performance. The Index and the average are composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

3    Source: Lipper Inc.

4    Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2009, is calculated using the SEC required uniform method to compute such return.

5    Class F shares commenced operations and performance for the class began on September 28, 2007. Performance is at net asset value.

Missouri Tax Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Barclays Capital Municipal Bond Index and the Lipper Missouri Municipal Debt Funds Average, assuming reinvestment of all dividends and distributions. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended September 30, 2009

	1 Year	5 Years	10 Years	Life of Class
Class A4	10.14%	2.57%	4.29%	–
Class F5	14.05%	–	–	3.34%

Standardized Yield for the Year Ended September 30, 2009

Class A	Class F
4.13%	4.23%

1    Reflects the deduction of the maximum initial sales charge of 3.25%.

2    Performance for the average or the unmanaged index does not reflect any fees or expenses. The performance of the average or the index is not necessarily representative of the Fund’s performance. The Index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

3    Source: Lipper Inc.

4    Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2009, is calculated using the SEC required uniform method to compute such return.

5    Class F shares commenced operations and performance for the class began on September 28, 2007. Performance is at net asset value.

New Jersey Tax Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Barclays Capital Municipal Bond Index and the Lipper New Jersey Municipal Debt Funds Average, assuming reinvestment of all dividends and distributions. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended September 30, 2009

	1 Year	5 Years	10 Years	Life of Class
Class A4	9.42%	2.02%	3.85%	–
Class F5	13.26%	–	–	2.48%

Standardized Yield for the Year Ended September 30, 2009

Class A	Class F
4.25%	4.35%

1    Reflects the deduction of the maximum initial sales charge of 3.25%.

2    Performance for the average or the unmanaged index does not reflect any fees or expenses. The performance of the average or the index is not necessarily representative of the Fund’s performance. The Index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

3    Source: Lipper Inc.

4    Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2009, is calculated using the SEC required uniform method to compute such return.

5    Class F shares commenced operations and performance for the class began on September 28, 2007. Performance is at net asset value.

New York Tax Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Barclays Capital Municipal Bond Index and the Lipper New York Municipal Debt Funds Average, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended September 30, 2009

	1 Year	5 Years	10 Years	Life of Class
Class A4	12.66%	2.64%	4.61%	–
Class C5	15.69%	2.65%	4.30%	–
Class F6	16.51%	–	–	3.98%

Standardized Yield for the Year Ended September 30, 2009

Class A	Class C	Class F
4.37%	3.45%	4.48%

1    Reflects the deduction of the maximum initial sales charge of 3.25%.

2    Performance for the average or the unmanaged index does not reflect any fees or expenses. The performance of the average or the index is not necessarily representative of the Fund’s performance. The Index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

3    Source: Lipper Inc.

4    Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2009, is calculated using the SEC required uniform method to compute such return.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6    Class F shares commenced operations and performance for the class began on September 28, 2007. Performance is at net asset value.

Intermediate Tax Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Barclays Capital Municipal Bond Index: 7 Year (6-8) assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended September 30, 2009

	1 Year	5 Years	Life of Class
Class A3	10.91%	3.84%	3.55%
Class B4	8.65%	3.36%	3.16%
Class C5	12.76%	3.56%	3.17%
Class F6	13.61%	–	6.87%
Class P7	13.27%	4.12%	3.73%

Standardized Yield for the Year Ended September 30, 2009

Class A	Class B	Class C	Class F	Class P
3.39%	2.60%	2.78%	3.49%	3.16%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2009, is calculated using the SEC required uniform method to compute such return. The Class A share inception date is June 30, 2003.

4    Class B shares were first offered on June 30, 2003. Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for the life of the Class.

5    Class C shares were first offered on June 30, 2003. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6    Class F shares commenced operations and performance for the class began on September 28, 2007. Performance is at net asset value.

7    Class P shares were first offered on June 30, 2003. Performance is at net asset value.

Short Duration Tax Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Barclays Capital Municipal Bond Index: 1 Year (1-2) and the Lipper Short Municipal Debt Funds Average assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Total Returns at Maximum Applicable

Sales Charge for the Period Ended September 30, 2009

Life of Class*
Class A4	3.33%
Class C5	4.04%
Class F6	5.79%
Class I7	5.92%

Standardized Yield for the Period Ended September 30, 2009

Class A	Class C	Class F	Class I
2.18%	1.40%	2.28%	2.38%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for the average or the unmanaged index does not reflect any fees or expenses. The performance of the average or the index is not necessarily representative of the Fund’s performance.

3    Source: Lipper Inc.

4    Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for period shown ended September 30, 2009, is calculated using the SEC required uniform method to compute such return. Class A shares commenced operations on December 12, 2008. Performance for the class began December 31, 2008.

5    Class C shares commenced operations on December 12, 2008. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for the class began December 31, 2008. Performance is at net asset value.

6    Class F shares commenced operations on December 12, 2008. Performance for the class began December 31, 2008. Performance is at net asset value.

7    Class I shares commenced operations on December 12, 2008. Performance for the class began December 31, 2008. Performance is at net asset value.

*    Because Class A, C, F and I shares have existed for less than one year, average annual returns are not provided.

Georgia Tax Free Trust

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Barclays Capital Municipal Bond Index and the Lipper Georgia Municipal Debt Funds Average, assuming reinvestment of all dividends and distributions. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended September 30, 2009

	1 Year	5 Years	10 Years	Life of Class
Class A4	12.04%	2.88%	5.03%	–
Class F5	16.47%	–	–	4.33%

Standardized Yield for the Year Ended September 30, 2009

Class A	Class F
4.20%	4.30%

1    Reflects the deduction of the maximum initial sales charge of 3.25%.

2    Performance for the average or the unmanaged index does not reflect any fees or expenses. The performance of the average or the index is not necessarily representative of the Fund’s performance. The Index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

3    Source: Lipper Inc.

4    Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2009, is calculated using the SEC required uniform method to compute such return.

5    Class F shares commenced operations and performance for the class began on September 28, 2007. Performance is at net asset value.

High Yield Municipal Bond Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Barclays Capital 85% High Yield/15% Municipal Bond Index, the Barclays Capital High Yield Municipal Bond Index, and the Lipper High Yield Municipal Debt Funds Average, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended September 30, 2009

	1 Year	Life of Class
Class A4	0.75%	-0.84%
Class B5	-0.40%	-0.88%
Class C6	3.57%	-0.55%
Class F7	4.25%	-6.51%
Class P8	3.87%	-0.20%

Standardized Yield for the Year Ended September 30, 2009

Class A	Class B	Class C	Class F	Class P
6.18%	5.41%	5.49%	6.27%	5.94%

1    Reflects the deduction of the maximum initial sales charge of 3.25%.

2    Performance for the average or the unmanaged indexes does not reflect any fees or expenses. The performance of the average or the indexes is not necessarily representative of the Fund’s performance. Indexes and average are calculated from December 31, 2004 to September 30, 2009.

3    Source: Lipper Inc.

4    Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2009, is calculated using SEC required uniform method to compute such return. The Class A inception date is December 30, 2004.

5    Class B shares were first offered on December 30, 2004. Performance reflects the deduction of a CDSC of 4% for 1 year and 2% for the life of the Class.

6    Class C shares were first offered on December 30, 2004. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

7    Class F shares commenced operations and performance for the class began on September 28, 2007. Performance is at net asset value.

8    Class P shares were first offered on December 30, 2004. Performance is at net asset value.

Pennsylvania Tax Free Trust

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Barclays Capital Municipal Bond Index and the Lipper Pennsylvania Municipal Debt Funds Average, assuming reinvestment of all dividends and distributions. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended September 30, 2009

	1 Year	5 Years	10 Years	Life of Class
Class A4	9.88%	2.63%	4.47%	–
Class F5	13.83%	–	–	3.54%

Standardized Yield for the Year Ended September 30, 2009

Class A	Class F
4.34%	4.43%

1    Reflects the deduction of the maximum initial sales charge of 3.25%.

2    Performance for the average or the unmanaged index does not reflect any fees or expenses. The performance of the average or the index is not necessarily representative of the Fund’s performance. The Index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

3    Source: Lipper Inc.

4    Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2009, is calculated using the SEC required uniform method to compute such return.

5    Class F shares commenced operations and performance for the class began on September 28, 2007. Performance is at net asset value.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes; also, certain Funds do not yet have effective a Rule 12b-1 plan under which distribution and service fees are paid); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2009 through September 30, 2009).

Actual Expenses

For each class of each Fund, the first line of the applicable table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period 4/1/09 – 9/30/09” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the applicable table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

National Tax Free Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	4/1/09	9/30/09	4/1/09 - 9/30/09
Class A
Actual	$1,000.00	$1,175.30	$4.69
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.74	$4.36
Class B
Actual	$1,000.00	$1,171.10	$9.03
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.76	$8.39
Class C
Actual	$1,000.00	$1,170.70	$8.60
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.13	$7.99
Class F
Actual	$1,000.00	$1,175.00	$4.36
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.06	$4.05
†

For each class of the Fund, net expenses (including interest expense) are equal to the annualized expense ratio for such class (0.86% for Class A, 1.66% for Class B, 1.58% for Class C and 0.80% for Class F) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2009

Credit Rating:		Credit Rating:
S&P or Moody’s(a)	%*	S&P or Moody’s(a)	%*
AAA	19.24%	BB	1.60%
AA+	5.74%	BB-	0.44%
AA	8.03%	B+	0.13%
AA-	6.86%	B	0.12%
A+	5.77%	B-	0.88%
A	13.04%	CCC+	0.40%
A-	6.62%	CCC	0.60%
BBB+	5.21%	NR	9.29%
BBB	10.87%	Short-Term Investments	0.48%
BBB-	2.79%	Total	100.00%
BB+	1.89%
(a)	Certain investments have been rated by Fitch IBCA.
*	Represents percent of total investments.

California Tax Free Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	4/1/09	9/30/09	4/1/09 - 9/30/09
Class A
Actual	$1,000.00	$1,154.50	$4.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.95	$4.15
Class C
Actual	$1,000.00	$1,148.80	$8.56
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.11	$8.04
Class F
Actual	$1,000.00	$1,153.90	$4.21
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$3.95
†

For each class of the Fund, net expenses (including interest expense) are equal to the annualized expense ratio for such class (0.82% for Class A, 1.59% for Class C and 0.78% for Class F) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2009

Credit Rating:		Credit Rating:
S&P or Moody’s(a)	%*	S&P or Moody’s(a)	%*
AAA	17.41%	BBB	10.01%
AA+	2.72%	BBB-	3.03%
AA	7.32%	BB+	1.65%
AA-	7.94%	B+	0.21%
A+	6.01%	NR	6.93%
A	26.97%	Short-Term Investments	0.25%
A-	6.00%	Total	100.00%
BBB+	3.55%
(a)	Certain investments have been rated by Fitch IBCA.
*	Represents percent of total investments.

Connecticut Tax Free Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	4/1/09	9/30/09	4/1/09 - 9/30/09
Class A
Actual	$1,000.00	$1,129.80	$4.65
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.68	$4.41
Class F
Actual	$1,000.00	$1,130.80	$4.27
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.08	$4.05
†

For each class of the Fund, net expenses (including interest expense) are equal to the annualized expense ratio for such class (0.87% for Class A and 0.80% for Class F) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2009

Credit Rating:		Credit Rating:
S&P or Moody’s	%*	S&P or Moody’s	%*
AAA	24.12%	Baa1	3.24%
AA+	0.83%	BBB	2.89%
AA	13.82%	BBB-	7.59%
AA-	5.65%	B+	0.21%
A+	7.02%	NR	9.71%
A	14.38%	Short-Term Investment	0.00%	**
A-	10.54%	Total	100.00%
*	Represents percent of total investments.
**	Amount is less than .01%.

Hawaii Tax Free Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	4/1/09	9/30/09	4/1/09 - 9/30/09
Class A
Actual	$1,000.00	$1,102.30	$4.59
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.71	$4.41
Class F
Actual	$1,000.00	$1,103.00	$4.22
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.06	$4.05
†

For each class of the Fund, net expenses (including interest expense) are equal to the annualized expense ratio for such class (0.87% for Class A and 0.80% for Class F) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2009

Credit Rating:		Credit Rating:
S&P or Moody’s	%*	S&P or Moody’s	%*
AAA	33.75%	BBB+	5.28%
AA+	0.90%	BBB	2.60%
AA	20.55%	BBB-	5.91%
AA-	20.28%	B+	0.20%
A+	2.09%	B	0.68%
A	4.78%	NR	2.21%
A3	0.77%	Total	100.00%
*	Represents percent of total investments.

Missouri Tax Free Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	4/1/09	9/30/09	4/1/09 - 9/30/09
Class A
Actual	$1,000.00	$1,125.00	$4.26
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.04	$4.05
Class F
Actual	$1,000.00	$1,125.60	$3.73
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.54	$3.55
†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.80% for Class A and 0.70% for Class F) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2009

Credit Rating:		Credit Rating:
S&P or Moody’s(a)	%*	S&P or Moody’s(a)	%*
AAA	24.92%	BBB+	5.56%
AA+	7.83%	BBB	3.17%
AA	8.47%	BBB-	3.85%
AA-	11.81%	B+	0.20%
A+	2.81%	NR	10.46%
A	8.75%	Total	100.00%
A-	12.17%
(a)	Certain investments have been rated by Fitch IBCA.
*	Represents percent of total investments.

New Jersey Tax Free Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	4/1/09	9/30/09	4/1/09 - 9/30/09
Class A
Actual	$1,000.00	$1,157.80	$4.33
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.04	$4.05
Class F
Actual	$1,000.00	$1,158.50	$3.79
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.54	$3.55
†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.80% for Class A and 0.70% for Class F) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2009

Credit Rating:		Credit Rating:
S&P or Moody’s(a)	%*	S&P or Moody’s(a)	%*
AAA	15.45%	BBB-	6.54%
AA+	4.54%	BB-	2.15%
AA	6.22%	B+	0.12%
AA-	19.71%	B	0.71%
A+	7.15%	B3	0.17%
A	11.79%	NR	8.88%
A-	4.66%	Short-Term Investment	0.32%
BBB+	5.00%	Total	100.00%
BBB	6.59%
(a)	Certain investments have been rated by Fitch IBCA.
*	Represents percent of total investments.

New York Tax Free Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	4/1/09	9/30/09	4/1/09 - 9/30/09
Class A
Actual	$1,000.00	$1,157.50	$4.54
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.86	$4.26
Class C
Actual	$1,000.00	$1,153.40	$8.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.23	$7.89
Class F
Actual	$1,000.00	$1,157.00	$4.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.23	$3.85
†

For each class of the Fund, net expenses (including interest expense) are equal to the annualized expense ratio for such class (0.84% for Class A, 1.56% for Class C and 0.76% for Class F) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2009

Credit Rating:		Credit Rating:
S&P or Moody’s(a)	%*	S&P or Moody’s(a)	%*
AAA	13.08%	BBB-	5.27%
AA+	11.49%	BB+	2.68%
AA	15.16%	BB	1.14%
AA-	17.67%	B+	0.11%
A+	12.89%	B-	0.78%
A	4.83%	CCC+	0.71%
A-	2.96%	NR	4.66%
BBB+	1.31%	Short-Term Investment	0.22%
BBB	5.04%	Total	100.00%
(a)	Certain investments have been rated by Fitch IBCA.
*	Represents percent of total investments.

Intermediate Tax Free Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	4/1/09	9/30/09	4/1/09 - 9/30/09
Class A
Actual	$1,000.00	$1,084.60	$2.61
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.54	$2.54
Class B
Actual	$1,000.00	$1,080.30	$6.78
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.54	$6.58
Class C
Actual	$1,000.00	$1,082.60	$5.69
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.58	$5.52
Class F
Actual	$1,000.00	$1,086.40	$1.99
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.14	$1.93
Class P
Actual	$1,000.00	$1,083.20	$3.92
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.33	$3.80
†

For each class of the Fund, net expenses (including interest expense) are equal to the annualized expense ratio for such class (0.50% for Class A, 1.30% for Class B, 1.09% for Class C, 0.38% for Class F and 0.75% for Class P) multiplied by the average account value over the period, a multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2009

Credit Rating:		Credit Rating:
S&P or Moody’s(a)	%*	S&P or Moody’s(a)	%*
AAA	23.14%	BB+	0.95%
AA+	9.51%	BB	0.61%
AA	9.51%	Ba3	0.26%
AA-	17.15%	B+	0.19%
A+	8.96%	B	0.27%
A	9.03%	B-	0.22%
A-	4.12%	CCC	0.29%
BBB+	3.78%	NR	2.41%
BBB	7.37%	Short-Term Investment	0.50%
BBB-	1.73%	Total	100.00%
(a)	Certain investments have been rated by Fitch IBCA.
*	Represents percent of total investments.

Short Duration Tax Free Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	4/1/09	9/30/09	4/1/09 - 9/30/09
Class A
Actual	$1,000.00	$1,032.70	$2.24
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.85	$2.23
Class C
Actual	$1,000.00	$1,028.40	$6.25
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.90	$6.23
Class F
Actual	$1,000.00	$1,033.30	$1.73
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.34	$1.72
Class I
Actual	$1,000.00	$1,034.10	$1.27
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.84	$1.27
†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.44% for Class A, 1.23% for Class C, 0.34% for Class F and 0.25% for Class I) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2009

Credit Rating:		Credit Rating:
S&P or Moody’s(a)	%*	S&P or Moody’s(a)	%*
AAA	8.30%	BBB	4.44%
AA+	4.79%	BBB-	1.18%
AA	7.91%	BB+	0.85%
AA-	16.93%	Ba3	1.82%
A+	11.50%	NR	4.01%
A	11.92%	Short-Term Investments	2.05%
A-	8.59%	Total	100.00%
BBB+	15.71%
(a)	Certain investments have been rated by Fitch IBCA.
*	Represents percent of total investments.

Georgia Tax Free Trust

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	4/1/09	9/30/09	4/1/09 - 9/30/09
Class A
Actual	$1,000.00	$1,138.90	$4.83
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.55	$4.56
Class F
Actual	$1,000.00	$1,139.10	$4.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.87	$4.26
†

For each class of the Fund, net expenses (including interest expense) are equal to the annualized expense ratio for such class (0.90% for Class A and 0.84% for Class F) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2009

Credit Rating:		Credit Rating:
S&P or Moody’s	%*	S&P or Moody’s	%*
AAA	24.01%	BBB	6.24%
AA+	2.53%	BBB-	3.88%
AA	16.02%	Ba3	1.40%
AA-	4.04%	B+	0.19%
A+	10.03%	NR	6.47%
A	16.61%	Short-Term Investment	0.19%
A3	8.01%	Total	100.00%
Baa1	0.38%
*	Represents percent of total investments.

High Yield Municipal Bond Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	4/1/09	9/30/09	4/1/09 - 9/30/09
Class A
Actual	$1,000.00	$1,262.60	$5.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.33	$4.81
Class B
Actual	$1,000.00	$1,257.60	$9.79
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.40	$8.74
Class C
Actual	$1,000.00	$1,258.80	$9.12
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.01	$8.14
Class F
Actual	$1,000.00	$1,262.90	$5.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.56	$4.56
Class P
Actual	$1,000.00	$1,260.90	$6.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.18	$5.92
†

For each class of the Fund, net expenses (including interest expense) are equal to the annualized expense ratio for such class (0.95% for Class A, 1.73% for Class B, 1.61% for Class C, 0.90% for Class F and 1.17% for Class P) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2009

Credit Rating:		Credit Rating:
S&P or Moody’s(a)	%*	S&P or Moody’s(a)	%*
AAA	4.15%	BB	2.97%
AA+	3.29%	BB-	1.47%
AA	9.01%	B+	1.25%
AA-	7.03%	B	1.20%
A+	1.82%	B-	2.46%
A	7.87%	CCC+	1.65%
A-	2.48%	CCC	1.62%
BBB+	5.21%	D	0.12%
BBB	12.12%	NR	25.64%
BBB-	5.55%	Short-Term Investments	0.38%
BB+	2.71%	Total	100.00%
(a)	Certain investments have been rated by Fitch IBCA.
*	Represents percent of total investments.

Pennsylvania Tax Free Trust

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	4/1/09	9/30/09	4/1/09 - 9/30/09
Class A
Actual	$1,000.00	$1,119.00	$4.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.86	$4.26
Class F
Actual	$1,000.00	$1,122.30	$4.20
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.09	$4.00
†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.84% for Class A and 0.79% for Class F) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2009

Credit Rating:		Credit Rating:
S&P or Moody’s(a)	%*	S&P or Moody’s(a)	%*
AAA	13.82%	BBB	5.51%
AA+	5.78%	BBB-	14.35%
AA	3.86%	BB	0.87%
AA-	15.67%	B+	1.08%
A+	4.31%	NR	7.41%
A	19.12%	Short-Term Investment	0.00%	**
A-	3.33%	Total	100.00%
BBB+	4.89%
(a)	Certain investments have been rated by Fitch IBCA.
*	Represents percent of total investments.
**	Amount is less than .01%.

Schedule of Investments

NATIONAL TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
MUNICIPAL BONDS 106.73%

Corporate-Backed 6.86%
Allegheny Cnty PA Indl Dev Auth Envr Impt	5.50%	11/1/2016	BB		$2,500	$2,411,950
Allegheny Cnty PA Indl Dev Auth Resdl Res Inc Pj	5.10%	9/1/2026	BBB-	(c)	980	837,753
Alliance Arpt Auth Inc TX Spl Facs Amer Airlines Inc Pj AMT	5.25%	12/1/2029	CCC+		4,500	2,957,670
Bayonne NJ Redev Agy Royal Caribbean Pj Ser A AMT	5.375%	11/1/2035	BB-		750	424,620
Cass Cnty TX Indl Dev Corp Intl Paper Co Pj Ser A AMT	6.00%	9/1/2025	BBB		1,000	989,740
Clark Cnty NV Indl Dev Rev S W Gas Corp Ser C AMT (AMBAC)	5.95%	12/1/2038	A		3,320	3,328,068
CT St Res Recovery Auth Rev Amer Fuel Co Pj Ser A AMT	6.45%	11/15/2022	BB+		3,000	3,000,090
Dallas-Fort Worth TX Intl Arpt Facs Impt Corp Amer Airlines Inc AMT	5.50%	11/1/2030	CCC+		2,300	1,582,791
Escambia Cnty FL Envr Impt Intl Paper Co Pjs Ser A AMT	5.00%	8/1/2026	BBB		500	454,190
Georgetown Cnty SC Envr Intl Paper Co Pj Ser A AMT	5.00%	8/1/2030	BBB		1,000	911,070
Houston TX Arpt Sys Rev Spl Facs Continental Airlines Ser E AMT	6.75%	7/1/2021	B3		3,000	3,001,050
IL Fin Auth Sports Fac Leafs Hockey Club Pj Ser A	6.00%	3/1/2037	NR		1,550	470,673
IL Fin Auth Sports Fac Utd Sports Org of Barrington Ser A†	6.25%	10/1/2037	NR		2,000	1,270,780
LA Loc Govt Envr Facs Cmnty Dev Auth Westlake Chemical Corp Pjs	6.75%	11/1/2032	BB		5,000	4,936,400
Lee Cnty FL Indl Dev Auth Bonita Springs Utils Pj AMT (AMBAC)	5.125%	11/1/2019	A+		750	761,820
Liberty NY Dev Corp Rev Goldman Sachs Headquarters	5.25%	10/1/2035	A1		5	5,129
Long Beach CA Bd Fin Auth Natural Gas Ser A	5.25%	11/15/2020	A		1,505	1,549,638
Matagorda Cnty TX Nav Dist No 1 Houston Ltg Rmkt AMT (AMBAC)	5.125%	11/1/2028	BBB+		2,800	2,648,352
MD St Indl Dev Fing Auth Synagro Baltimore Ser A AMT	5.25%	12/1/2013	BBB+	(c)	750	742,515

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Corporate-Backed (continued)
MD St Indl Dev Fing Auth Synagro Baltimore Ser A AMT	5.50%	12/1/2015	BBB+	(c)	$1,000	$976,000
New York City NY Indl Dev Agy Amer Airlines JFK Intl Arpt AMT	8.00%	8/1/2028	B-		2,000	2,086,120
New York City NY Indl Dev Agy JetBlue Airways Corp Pj AMT	5.00%	5/15/2020	B-		2,865	2,405,655
Nez Perce Cnty ID Pollutn Ctrl Potlatch Corp Pj	6.00%	10/1/2024	BB		2,200	2,089,582
NJ Econ Dev Auth Kapkowski Rd Landfill Pj	6.50%	4/1/2028	Baa3		2,325	2,122,516
NJ Econ Dev Auth Spl Fac Continental Airlines Inc Pj AMT	5.50%	4/1/2028	B3		1,215	821,389
NJ Econ Dev Auth Spl Fac Continental Airlines Inc Pj AMT	6.25%	9/15/2029	B		1,500	1,360,560
Onondaga Cnty NY Indl Dev Agy Bristol-Myers Squibb Co Pj AMT	5.75%	3/1/2024	A+		2,000	2,237,980
Port of Corpus Christi Auth of Nueces Cnty TX Celanese Pj Ser A	6.45%	11/1/2030	B+		400	402,012
Richmond Cnty GA Dev Auth Intl Paper Co Pj Ser A AMT	5.00%	8/1/2030	BBB		1,500	1,349,280
Rockdale Cnty GA Dev Auth Visy Paper Pj Ser A AMT	6.125%	1/1/2034	NR		1,000	818,720
Sabine River Auth TX Pollutn Ctrl TXU Elec Ser C Rmkt	5.20%	5/1/2028	CCC		3,000	1,801,710
Seminole Indian Tribe FL Spl Oblig Ser A†	5.75%	10/1/2022	BBB		1,000	990,080
Seneca NY Nation Indians Cap Impts Auth Ser A†	5.00%	12/1/2023	BB		1,000	832,340
Seneca NY Nation Indians Cap Impts Auth Ser A†	5.25%	12/1/2016	BB		500	458,470
St. John Baptist Parish LA Rev Marathon Oil Corp Ser A	5.125%	6/1/2037	BBB+		7,500	7,205,025
Texas City TX Indl Dev Corp Arco Pipe Line Co Pj	7.375%	10/1/2020	Aa1		5,500	7,069,425
Tulsa OK Arpts Impt Tr Rev Ser A Rmkt	7.75%	6/1/2035	B-		1,400	1,359,470
Virgin Islands Pub Fin Auth Sr Secd Hovensa Refinery AMT	4.70%	7/1/2022	BBB		2,500	2,288,275
WA Tob Sttlmnt Auth Asset Bkd	6.50%	6/1/2026	BBB		355	359,555
Warren Cnty MS Gulf Opportunity Zone Intl Paper Co A	4.80%	8/1/2030	BBB		2,250	2,166,660

Total						73,485,123

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Education 8.29%
CA Edl Facs Auth Rev Santa Clara Univ	5.00%	4/1/2021	Aa3	$1,000	$1,112,440
CA Edl Facs Auth Rev Univ La Verne Ser A	5.00%	6/1/2035	Baa2	1,000	841,160
CA Muni Fin Auth Rev Biola Univ	5.80%	10/1/2028	Baa1	1,000	1,031,060
CA Statewide Cmntys Dev Auth CHF Irvine LLC UCI East Campus	6.00%	5/15/2023	Baa2	5,000	5,313,700
CA Statewide Cmntys Dev Auth Sonoma Country Day Sch COP	6.00%	1/1/2029	NR	2,715	2,098,152
CA Statewide Cmntys Dev Auth Thomas Jefferson Sch Law Ser A	7.25%	10/1/2032	BB+	2,500	2,547,825
CO Edl & Cultural Facs Auth Indpt Sch Vail Christian High Sch†	5.50%	6/1/2037	NR	1,500	847,185
Dist of Columbia Rev James F Oyster Elem Sch Pilot (ACA)	6.25%	11/1/2021	NR	450	434,471
FL St Brd of Governors Univ Sys	5.50%	7/1/2020	AA	2,075	2,429,410
Grand Traverse Academy MI Pub Sch Academy Ref	5.00%	11/1/2036	BBB-	1,840	1,254,954
Grand Vly MI St Univ Rev (NPFGC)(FGIC)	5.50%	2/1/2018	A+	1,150	1,268,002
Harrisburg PA Auth Univ Rev Harrisburg Univ of Science B	6.00%	9/1/2036	NR	3,000	2,695,050
Hillsborough Cnty FL Indl Dev Auth Terrace Cmnty Middle Sch Pj Ser A	5.125%	5/15/2037	BBB-	1,070	757,442
IL Fin Auth Rev Inst Tech	7.125%	2/1/2034	Baa2	1,000	1,082,290
IL Fin Auth Rev Northwestern Mem Hosp Ser A(b)(d)	5.75%	8/15/2030	AA+	2,500	2,746,750
IL Fin Auth Rev Univ of Chicago Ser B	5.75%	7/1/2033	Aa1	4,300	4,850,099
Lee Cnty FL Indl Dev Auth Lee Charter Fndtn Ser A	5.25%	6/15/2027	BB	2,500	1,852,900
Louisville & Jefferson Cnty KY Metro Govt Bellarmine Univ Ser A	6.00%	5/1/2038	Baa2	2,500	2,511,500
MA St Dev Fin Agy Wheelock College Ser C	5.25%	10/1/2037	BBB	5,000	4,570,050
MA St Hlth & Edl Facs Auth Harvard Univ Ser A	5.25%	11/15/2020	AAA	2,000	2,411,220
Marietta GA Dev Auth Rev Univ Facs Life Univ Inc Pj	7.00%	6/15/2030	Ba3	3,000	2,819,220
Marietta GA Dev Auth Rev Univ Facs Life Univ Inc Pj	7.00%	6/15/2039	Ba3	2,000	1,841,500
MD St Econ Dev Corp Univ MD College Pk Pjs	5.50%	6/1/2027	Baa2	2,295	2,316,848

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Education (continued)
MI Higher Ed Facs Auth Rev Ltd Oblig Creative Studies	5.875%	12/1/2028	Baa3		$2,365	$2,059,466
MI Higher Ed Facs Auth Rev Ltd Oblig Creative Studies	6.125%	12/1/2033	Baa3		3,080	2,696,725
MI Pub Edl Facs Auth Rev Ltd Oblig Bradford Academy Pj	8.75%	9/1/2039	BBB-		2,250	2,384,190
Miami-Dade Cnty FL Edl Facs Auth Univ of Miami Ser A	5.25%	4/1/2021	A2		1,500	1,600,920
Moorhead MN Edl Facs Rev Concordia College Corp Pj Ser A	5.00%	12/15/2022	A3		1,125	1,193,726
NC Cap Facs Fin Agy Meredith College	6.00%	6/1/2031	BBB		1,975	2,057,298
NC Cap Facs Fin Agy Wake Forest Univ(b)	5.00%	1/1/2038	AA		10,540	11,357,640
NY St Dorm Auth Rev Non St Supp Debt Fordham Univ Ser B (AG)	5.00%	7/1/2026	AAA		3,185	3,484,103
NY St Dorm Auth Rev Non St Supp Debt Rochester Inst Tech Ser A	6.25%	7/1/2029	A1		5,000	5,715,400
Plymouth MI Edl Ctr Charter Sch	5.375%	11/1/2035	BBB-		405	294,783
Tampa FL Rev Univ Tampa Pj (CIFG)	5.00%	4/1/2035	BBB	(c)	1,000	934,480
TX Tech Univ Rev Fing 12th Ser	5.00%	2/15/2021	AA		1,000	1,136,770
WA St Univ Athletic Facs Rev (AMBAC)	5.00%	10/1/2022	A2		1,000	1,092,550
Wilkes-Barre PA Fin Auth Wilkes Univ Pj	5.00%	3/1/2037	BBB		1,370	1,262,647
WV Univ Rev Univ Sys Pj Ser A (AMBAC)	Zero Coupon	4/1/2024	A+		2,880	1,450,570
WV Univ Rev Univ Sys Pj Ser A (AMBAC)	Zero Coupon	4/1/2026	A+		800	357,216

Total						88,711,712

General Obligation 16.05%
Alameda Cnty CA Oakland Unif Sch Dist Election 2006 Ser A	6.125%	8/1/2029	BBB+		1,500	1,609,110
Bessemer AL Sch Warrants (AMBAC)	5.60%	2/1/2030	NR		2,000	2,031,980
CA St (AMBAC)	4.50%	8/1/2028	A		5,000	4,821,150
CA St (CIFG)	4.50%	8/1/2028	A		5,000	4,821,150
CA St Var Purp	6.50%	4/1/2033	A		10,000	11,606,200
Crowley TX Indpt Sch Dist Sch Bldg PSF GTD	5.50%	8/1/2029	AAA		1,000	1,115,250

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
General Obligation (continued)
Delaware Vly PA Regl Fin Auth Ser C (AMBAC)	7.75%	7/1/2027	Aa2	$1,000	$1,379,050
El Paso Cnty TX Hosp Dist Ser A (AG)	5.00%	8/15/2028	AAA	1,250	1,326,137
El Paso Cnty TX Hosp Dist Ser A (AG)(b)	5.00%	8/15/2037	AAA	7,500	7,707,863
Foothill-De Anza CA Cmnty College Dist Cap Apprec (NPFGC)	Zero Coupon	8/1/2030	Aa1	4,505	1,604,501
Foothill-De Anza CA Cmnty College Dist Ser A (AMBAC)	4.50%	8/1/2031	Aa1	1,800	1,825,992
Fort Bend TX Indpt Sch Dist Sch Bldg PSF GTD(b)	5.00%	8/15/2028	AAA	4,000	4,375,660
Fort Bend TX Indpt Sch Dist Sch Bldg PSF GTD(b)	5.00%	8/15/2029	AAA	5,000	5,469,575
Gwinnett Cnty GA Sch Dist(b)	5.00%	2/1/2028	AAA	4,105	4,608,680
Houston TX Indpt Sch Dist PSF GTD(b)	5.00%	2/15/2025	AAA	15,000	16,622,850
Humble TX Indpt Sch Dist Sch Bldg(d)	5.00%	2/15/2034	AA-	5,375	5,747,649
Lake Cnty IL Forest Preservation Dist Ltd Tax Land Acq Ser A	5.00%	12/15/2027	AAA	6,210	6,868,446
Los Angeles CA Cmnty College Dist 2001 Election Ser E-1	5.00%	8/1/2033	AA	3,500	3,691,240
Los Angeles CA Cmnty College Dist 2003 Election Ser F-1	5.00%	8/1/2028	AA	2,000	2,156,580
Los Angeles CA Unif Sch Dist 2004 Election Ser H (FSA)(b)	5.00%	7/1/2028	AAA	7,000	7,510,895
Los Angeles CA Unif Sch Dist 2002 Election Ser B (AMBAC)	4.50%	7/1/2031	AA-	5,000	4,877,700
Los Angeles CA Unif Sch Dist Ser A-1 (NPFGC)	4.50%	1/1/2028	AA-	2,500	2,484,450
Los Angeles CA Unif Sch Dist Ser I	5.00%	7/1/2029	AA-	3,000	3,209,850
Maricopa Cnty AZ Elem Sch Dist No 33 Buckeye Sch Impt Pj of 2005 Ser C	5.70%	7/1/2025	Baa1	2,385	2,566,522
MI Muni Bd Auth Rev Loc Govt Ln Pg Ser A (AMBAC)	4.25%	5/1/2029	NR	1,000	829,680
MI St Strategic Fd Ltd Solid Wst Oblig Wst Mgmt AMT	4.50%	12/1/2013	BBB	1,000	1,014,330
Morris MN Indpt Sch Dist No 769 Bldg (NPFGC)	5.00%	2/1/2028	AAA	1,000	1,103,740
New York City NY Fiscal 2008 Sub Ser C1 (FSA)	5.00%	10/1/2024	AAA	5,000	5,482,250

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2009

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
General Obligation (continued)
New York City NY Ser E	5.00%		8/1/2019	AA		$5,000	$5,629,300
New York City NY Ser E-1	6.25%		10/15/2028	AA		5,000	6,030,600
New York City NY Sub Ser I-1(b)	5.00%		4/1/2025	AA		12,350	13,240,003
NY St Urban Dev Corp Rev Pers Income Tax Ser A-1(b)	5.00%		12/15/2025	AAA		1,980	2,196,230
NY St Urban Dev Corp Rev Pers Income Tax Ser A-1(b)	5.00%		12/15/2026	AAA		2,870	3,183,425
NY St Urban Dev Corp Rev Pers Income Tax Ser A-1(b)	5.00%		12/15/2027	AAA		1,150	1,275,588
Pima Cnty AZ Unif Sch Dist No 10 Amphitheater Sch Impt Pj 2007 Ser A (AG)	5.00%		7/1/2027	AAA		1,200	1,315,512
Port of Houston Auth Ser A AMT	6.25%		10/1/2029	AAA		1,000	1,144,910
Richland Cnty SC Broad River Swr Sys Ser D	5.375%		3/1/2030	AA+		1,140	1,231,987
Richland Cnty SC Broad River Swr Sys Ser D	5.375%		3/1/2031	AA+		1,195	1,284,195
Richland Cnty SC Broad River Swr Sys Ser D	5.375%		3/1/2032	AA+		1,255	1,347,406
Richland Cnty SC Broad River Swr Sys Ser D	5.375%		3/1/2033	AA+		1,320	1,415,423
San Diego CA Unif Sch Dist Election 1998 Ser E-2 (FSA)	5.50%		7/1/2025	AAA		5,000	6,032,750
Santa Ana CA Unif Sch Dist Election 2008 Ser A	5.25%		8/1/2026	A+		4,800	5,249,520
Territory of Guam Ser A	7.00%		11/15/2039	B+		1,035	1,134,733
WI St Rev Ser A	5.00%		5/1/2019	AA-		1,500	1,714,425

Total							171,894,487

Healthcare 19.09%
Abag Fin Auth For Nonprofit Corp CA Oconnor Woods Oblig COP (ACA)	6.20%		11/1/2029	BBB-	(c)	1,000	833,670
Alachua Cnty FL Indl Dev Rev North FL Ret Vlg	5.875%		11/15/2036	NR		2,500	1,976,575
Allegheny Cnty PA Hosp Dev Auth West PA Hlth Sys Ser A	5.00%		11/15/2028	BB		5,000	3,990,400
AZ Hlth Facs Auth Hlthcare Beatitudes Campus Pj	5.20%		10/1/2037	NR		2,000	1,457,500
AZ Hlth Facs Auth Rev Banner Hlth Ser B	1.21%	#	1/1/2037	A+		10,000	6,730,900

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Healthcare (continued)
AZ Hlth Facs Auth Rev Hlthcare Pooled Fin C (NPFGC)(FGIC)	5.50%	6/1/2014	NR	$1,130	$1,209,213
AZ Univ Med Ctr Corp	6.25%	7/1/2029	BBB+	895	971,003
AZ Univ Med Ctr Corp	6.50%	7/1/2039	BBB+	3,025	3,255,142
Birmingham AL Spl Care Facs Fing Auth Childrens Hosp	6.125%	6/1/2034	A	5,000	5,339,350
Brazos Cnty TX Hlth Facs Dev Corp Oblig Grp	5.375%	1/1/2032	A-	1,615	1,486,075
Butler Cnty PA Hosp Auth Butler Hlth Sys Pj	7.125%	7/1/2029	Baa1	1,500	1,736,955
Butler Cnty PA Hosp Auth Butler Hlth Sys Pj	7.25%	7/1/2039	Baa1	2,600	3,005,132
CA Hlth Facs Fing Auth Catholic Hlthcare West Ser A	6.00%	7/1/2039	A	4,250	4,506,828
CA Hlth Facs Fing Auth Catholic Hlthcare West Ser G	5.50%	7/1/2025	A	3,275	3,432,036
CA Hlth Facs Fing Auth Providence Hlth & Svcs Ser C	6.25%	10/1/2024	AA	2,000	2,293,040
CA Muni Fin Auth Cmnty Hosps Cent CA COP(d)	5.50%	2/1/2039	Baa2	7,000	7,009,520
CA Statewide Cmntys Dev Auth Front Porch Cmntys & Svcs Ser A†	5.125%	4/1/2037	BBB	2,000	1,734,440
CA Statewide Cmntys Dev Auth Kaiser Ser C Rmkt	5.25%	8/1/2031	A+	2,050	2,094,608
CA Statewide Cmntys Dev Auth Vlycare Hlth Sys Ser A	5.00%	7/15/2022	NR	1,000	845,480
CA Statewide Cmntys Dev Auth Vlycare Hlth Sys Ser A	5.125%	7/15/2031	NR	2,250	1,694,250
CT St Dev Auth Hlth Facs Alzheimers Res Ctr Inc Pj	5.40%	8/15/2021	NR	880	708,910
Delaware Cnty IN Hosp Auth Cardinal Hlth Sys Oblig Corp	5.00%	8/1/2024	Baa3	2,000	1,666,880
Delaware Cnty IN Hosp Auth Cardinal Hlth Sys Oblig Corp	5.25%	8/1/2036	Baa3	2,500	1,905,025
Denver CO Hlth & Hosp Auth Ser A	4.75%	12/1/2036	BBB	2,950	2,407,849
Erie Cnty OH Hosp Facs Rev Firelands Regl Med Ctr Ser A	5.50%	8/15/2022	A	400	400,936
Fairfax Cnty VA Indl Dev Auth Hlthcare Inova Hlth Sys Ser A(b)	5.50%	5/15/2035	AA+	5,000	5,425,525

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Healthcare (continued)
Fargo ND Hlth Sys Rev Meritcare Oblig Grp A (NPFGC)	5.375%	6/1/2027	A	$1,000	$1,000,390
Glynn-Brunswick Mem Hosp Auth GA Antic Ctfs Southeast GA Hlth Ser A	5.50%	8/1/2028	A2	3,300	3,449,820
Grant Cnty NM Dept Hlth Ft Bayard Pj	5.00%	7/1/2033	AA	2,800	2,885,764
Harris Cnty TX Hlth Facs Dev Corp Mem Hermann Hlthcare Sys Ser B	7.125%	12/1/2031	A	3,000	3,397,470
HFDC Cent TX Inc Ret Fac Ser A	5.75%	11/1/2036	NR	2,700	2,013,579
HI St Dept Bdgt & Fin Spl Purp Linked Ctfs	6.40%	7/1/2013	BBB+	2,680	2,820,405
Hillsborough Cnty FL Indl Dev Auth Tampa Gen Hosp Pj(b)	5.25%	10/1/2041	A3	5,000	4,719,650
Howard Cnty MD Ret Cmnty Vantage Hse Fac Ser A	5.25%	4/1/2027	NR	1,525	1,279,826
Howard Cnty MD Ret Cmnty Vantage Hse Fac Ser A	5.25%	4/1/2033	NR	2,000	1,583,880
Huntsville-Redstone Vlg AL Spl Care Facs Fing Auth Redstone Vlg Pj	5.50%	1/1/2028	NR	1,500	1,214,445
Huntsville-Redstone Vlg AL Spl Care Facs Fing Auth Redstone Vlg Pj	5.50%	1/1/2043	NR	1,350	1,001,700
IL Fin Auth Rev Monarch Landing Inc Fac Ser A	7.00%	12/1/2027	NR	1,000	524,320
IL Fin Auth Rev Monarch Landing Inc Fac Ser A	7.00%	12/1/2037	NR	1,500	799,335
IL Fin Auth Rev Rush Univ Med Ctr Oblig Grp Ser A	7.25%	11/1/2030	A-	3,000	3,468,390
IN Hlth & Edl Facs Fing Auth Cmnty Fndtn Northwest	5.50%	3/1/2037	BBB	2,000	2,010,880
Johnston NC Mem Hosp Auth (FSA FHA)(b)	5.25%	10/1/2024	AAA	5,000	5,292,000
Kalamazoo MI Hosp Fin Auth Reg Lkd Arcs & Levrrs ETM (FGIC)	5.244%	6/1/2011	AAA	2,800	2,810,220
Kent MI Hosp Fin Auth Rev Metro Hosp Pj Ser A	6.00%	7/1/2035	BB+	1,475	1,218,365
Kerrville TX Hlth Facs Dev Corp Sid Peterson Mem Hosp Pj	5.375%	8/15/2035	BBB-	4,000	3,888,680
Knox Cnty TN Hlth Edl & Hsg Facs Brd Baptist Hlth Sys East TN	6.375%	4/15/2022	A1	1,000	1,051,780
Knox Cnty TN Hlth Edl & Hsg Facs Brd Baptist Hlth Sys East TN	6.50%	4/15/2031	A1	750	783,375

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Healthcare (continued)
KY Econ Dev Fin Auth Norton Hlthcare Inc Ser B (NPFGC)	Zero Coupon	10/1/2025	A	$3,690	$1,460,871
Lauderdale Cnty & Florence AL Hlthcare Auth Coffee Hlth Grp Ser A (NPFGC)	6.00%	7/1/2029	A	640	548,275
Lexington VA Indl Dev Auth Resdl Care Fac Mtg Kendal at Lexington Ser A	5.375%	1/1/2028	NR	1,500	1,241,475
Lexington VA Indl Dev Auth Resdl Care Fac Mtg Kendal at Lexington Ser A	5.50%	1/1/2037	NR	1,500	1,185,360
Louisville & Jefferson Cnty KY Metro Govt Norton Hlthcare Inc(b)	5.00%	10/1/2030	A-	10,000	9,796,300
Manhattan KS Hlthcare Fac Meadowlark Hills Ret Ser A	5.00%	5/15/2029	NR	4,050	3,285,320
MD St Hlth & Higher Edl Facs Auth Washington Cnty Hosp	5.75%	1/1/2033	BBB-	1,000	1,023,600
MD St Hlth & Higher Edl Facs Auth Washington Cnty Hosp	6.00%	1/1/2028	BBB-	1,720	1,808,752
MI St Hosp Fin Auth Rev Trinity Hlth Ser A TCRS (AMBAC)	6.00%	12/1/2027	AA	1,000	1,011,970
Minneapolis & St. Paul MN Hsg & Redev Auth Hlthpartners Oblig Grp Pj	5.875%	12/1/2029	Baa1	2,100	2,131,836
MN Agric & Econ Dev Brd Unref Bal Hlthcare Sys A (NPFGC)	5.50%	11/15/2017	A	45	45,080
Nassau Cnty NY Indl Dev Agy Amsterdam At Harborside Ser A	5.875%	1/1/2018	NR	2,150	2,021,989
NC Med Care Commn First Mtg UTD Methodist C	5.50%	10/1/2032	NR	1,500	1,356,960
NH Hlth & Ed Facs Auth Dartmouth-Hitchcock Oblig (FSA)	5.50%	8/1/2027	AAA	3,500	3,589,670
NJ Econ Dev Auth First Mtg Seashore Gardens Pj	5.30%	11/1/2026	NR	1,440	1,128,398
NJ Econ Dev Auth First Mtg Seashore Gardens Pj	5.375%	11/1/2036	NR	1,000	737,040
NJ Hlthcare Facs Fing Auth Somerset Med Ctr	5.50%	7/1/2018	Ba2	2,000	1,795,220
NM St Hosp Equip Ln Council Presbyterian Hlthcare(b)	5.00%	8/1/2039	AA-	9,100	9,208,108

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Healthcare (continued)
North Cent TX Hlth Fac Dev Corp Children’s Med Ctr Dallas Pj(b)	5.75%	8/15/2039	Aa3	$10,000	$10,645,250
Northampton Cnty PA Gen Purp Auth St. Luke’s Hosp Pj Ser A	5.25%	8/15/2024	BBB+	1,210	1,228,767
NY St Dorm Auth Rev Non St Supp Debt Orange Regl Med Ctr	6.125%	12/1/2029	Ba1	3,250	3,010,865
OH St Higher Edl Fac Commn Univ Hosp Hlth Sys Ser 2009-A	6.75%	1/15/2039	A	5,000	5,298,800
Orange Cnty FL Hlth Facs Auth Hosp Orlando Regl Hlthcare Ser B	4.75%	11/15/2036	A	1,000	892,850
Philadelphia PA Hosps & Higher Ed Facs Auth Temple Univ Hosp Sys Ser A	6.625%	11/15/2023	BBB	4,000	4,002,240
Puerto Rico Indl Tourist Edl Med & Envr Ctrl Facs Fing Auth Hosp de la Concepcion Ser A	6.125%	11/15/2025	Aa1	910	943,406
RI St Hlth & Edl Bldg Corp Roger Williams Rlty (FHA)	6.50%	8/1/2029	A-	1,240	1,249,213
Sarasota Cnty FL Hlth Facs Auth Hlthcare Sarasota Manatee	5.75%	7/1/2037	NR	1,000	802,660
Sarasota Cnty FL Hlth Facs Auth Hlthcare Sarasota Manatee	5.75%	7/1/2045	NR	1,100	859,452
Sarasota Cnty FL Pub Hosp Brd Sarasota Mem Hosp Ser B (NPFGC)	5.50%	7/1/2028	A1	1,905	2,041,436
Scottsdale AZ Indl Dev Auth Scottsdale Hlthcare A	5.00%	9/1/2022	A3	1,250	1,264,275
Scottsdale AZ Indl Dev Auth Scottsdale Hlthcare A	5.00%	9/1/2023	A3	1,000	1,005,670
St. Paul MN Hsg & Redev Auth Healthpartners Oblig Grp Pj	5.25%	5/15/2036	Baa1	2,000	1,908,940
Sullivan Cnty TN Hlth Edl & Hsg Facs Brd Wellmont Hlth Sys Pj Ser C	5.25%	9/1/2036	BBB+	2,000	1,638,400
Tarrant Cnty TX Cultural Ed Facs Fin Corp Buckner Ret Svcs Inc Pj	5.25%	11/15/2037	A-	3,000	2,856,090
Tarrant Cnty TX Cultural Ed Facs Fin Corp Christus Hlth Ser A (AG)	6.25%	7/1/2028	AAA	1,500	1,709,910
Vigo Cnty IN Hosp Auth Rev Union Hosp Inc†	5.75%	9/1/2042	NR	3,000	2,432,370
WV St Hosp Fin Auth Thomas Hlth Sys	6.25%	10/1/2023	NR	2,000	1,949,120

Total					204,447,454

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Housing 1.68%
Dakota Cnty MN Cmnty Dev Agy Hsg & Redev Sing Fam Mtg Bkd Securities Pg Ser A AMT (GNMA/FNMA)	5.85%	10/1/2030	AAA		$27	$27,101
Dakota Cnty MN Cmnty Dev Agy Sing Fam Mtg Bkd Securities Pg Ser B AMT (FHLMC/GNMA/FNMA)	5.15%	12/1/2038	AA-		455	464,691
Gaithersburg MD Econ Dev Rev Asbury MD Oblig Grp A(b)	5.125%	1/1/2036	BBB-	(c)	4,300	3,432,389
ID Hsg & Fin Assoc Sing Fam Mtg Sr Ser F AMT (FHA/VA)	7.45%	7/1/2015	Aaa		25	25,001
LA Hsg Fin Agy Multi Fam Hsg Ser B	8.00%	9/1/2039	BBB-		1,500	1,541,700
LA Pub Facs Auth Rev Susla Facs Inc Pj Ser A†	5.75%	7/1/2039	NR		2,195	1,593,351
LA St Citizens Ppty Ins Corp Ser B (AMBAC)	5.00%	6/1/2016	A-		2,700	2,786,157
Los Angeles CA Hsg Auth Mtg Ppty Acq Ser A	6.25%	6/1/2034	A		4,220	4,380,613
Middlesex Cnty NJ Impt Auth Sub Heldrich Ctr Hotel Ser B	6.125%	1/1/2025	NR		1,250	265,150
Minneapolis & St. Paul MN Hsg Fin Brd Mtg Bkd City Living A4 AMT (FHLMC/GNMA/FNMA)	5.00%	11/1/2038	AAA		886	895,883
Minneapolis & St. Paul MN Hsg Fin Brd Sing Fam Mtg Ser AB AMT (GNMA/FNMA)	6.25%	11/1/2030	AAA		105	106,838
Minneapolis MN Multi Fam Hsg Coll Mtg Ln East Vlg South (GNMA)	6.10%	7/20/2020	Aaa		1,000	1,016,440
MN St Hsg Fin Agy Sing Fam Mtg Ser E Rmkt	5.90%	7/1/2025	AA+		120	120,366
MN St Hsg Fin Agy Sing Fam Mtg Ser G-1 Rmkt AMT	5.60%	7/1/2022	AA+		110	110,708
MO St Hsg Dev Commn Mtg Cap Apprec Sing Fam Hsg Ser E-1 AMT (GNMA/FNMA)	Zero Coupon	3/1/2029	AAA		210	71,228
MO St Hsg Dev Commn Mtg Sing Fam Hmownr Ln Ser B-1 AMT (GNMA/FNMA)	6.25%	3/1/2031	AAA		70	70,275
NC Hsg Fin Agy Sing Fam Rev Ser BB AMT	6.25%	3/1/2012	AA		185	185,242
New Orleans LA Fin Auth Sing Fam Mtg Ser B-2 AMT (GNMA/FNMA)	6.00%	12/1/2018	A2		85	86,840

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Housing (continued)
OK Hsg Fin Agy Sing Fam Cap Apprec Hmownr Ser D-1 (GNMA/FNMA)	Zero Coupon	3/1/2029	Aaa	$1,630	$591,185
OK Hsg Fin Agy Sing Fam Cap Apprec Mtg Hmownr Ser D-2 AMT (GNMA/FNMA)	Zero Coupon	9/1/2030	Aaa	675	179,341
OK Hsg Fin Agy Sing Fam Mtg Ser B-1 (GNMA/FNMA)	5.30%	9/1/2026	Aaa	50	50,384

Total					18,000,883

Lease Obligations 2.50%
AZ St Ser A COP (NPFGC)	5.00%	11/1/2020	AA-	200	206,318
CA St Pub Wrks Brd Regents Univ Ser E(b)	5.00%	4/1/2034	AA-	1,590	1,641,929
Goodyear AZ Pub Impt Corp	6.00%	7/1/2031	AA-	2,350	2,727,433
Gulf Coast Wst Disp Auth TX Swr & Solid Wst Disp Anheuser Busch Pj AMT	5.90%	4/1/2036	BBB+	1,505	1,518,816
Hudson Yards NY Infrastr Corp Ser A	5.00%	2/15/2047	A	5,000	4,949,550
Lancaster SC Edl Assistance Pg Inc Sch Dist Lancaster Cnty Pj	5.00%	12/1/2029	A-	1,030	1,045,821
McLennan Cnty TX Pub Fac Corp	6.625%	6/1/2035	AA-	2,500	2,776,975
MO St Dev Fin Brd Infrastr Branson Landing Pj Ser A	5.625%	12/1/2028	A	3,000	3,018,630
PA St Indl Dev Auth Econ Dev	5.50%	7/1/2023	A-	3,000	3,301,050
Philadelphia PA Muni Auth Rev Lease	6.00%	4/1/2023	Baa1	870	928,995
Philadelphia PA Muni Auth Rev Lease	6.10%	4/1/2024	Baa1	1,000	1,071,370
Philadelphia PA Muni Auth Rev Lease	6.375%	4/1/2029	Baa1	1,000	1,064,770
Spartanburg Cnty SC Sch Dist No 7 McCarthy Teszler Pj (XLCA)	5.00%	3/1/2022	NR	1,000	1,007,910
VA St Pub Sch Auth Sch Fing 1997 Resolution Ser B	5.25%	8/1/2020	AA+	1,300	1,550,757

Total					26,810,324

Other Revenue 9.01%
Baker FL Correctional Dev Corp 1st Mtg Rev Detention Ctr Pj	7.50%	2/1/2030	NR	3,500	3,179,085
Baytown Twp MN Rev St. Croix Prep Academy Pj Ser A	6.75%	8/1/2028	NR	1,455	1,317,241
Bellevue WA Convtn Ctr Auth (NPFGC)	Zero Coupon	2/1/2024	A	1,400	782,866

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Other Revenue (continued)
Brazos River Auth TX Pollutn Ctrl TXU Elec Co Pj Ser C AMT	5.75%	5/1/2036	CCC		$3,805	$3,262,635
CA Muni Fin Auth High Tech High Chula Vista B†	6.125%	7/1/2038	BB+	(c)	750	589,792
CA Muni Fin Auth High Tech High Media Arts A†	6.00%	7/1/2038	BB+	(c)	500	390,795
CA Statewide Cmntys Dev Auth Huntington Pk Charter Sch Pj A	5.15%	7/1/2030	NR		1,000	724,780
CA Statewide Cmntys Dev Auth Huntington Pk Charter Sch Pj A	5.25%	7/1/2042	NR		1,500	1,013,715
CA Statewide Cmntys Dev Auth Windrush Sch	5.50%	7/1/2037	NR		1,000	766,860
Chester Cnty PA Indl Dev Auth Avon Grove Charter Sch Pj A	6.25%	12/15/2027	BB+		2,325	1,951,768
Chula Vista CA Rev San Diego Gas Ser E Rmkt	5.875%	1/1/2034	Aa3		2,125	2,260,851
CO Edl & Cultural Facs Auth Charter Sch Cmnty Leadership	6.25%	7/1/2028	NR		1,000	857,250
CO Edl & Cultural Facs Auth Charter Sch Flagstaff Ser A	6.75%	8/1/2028	NR		1,215	1,200,833
CO Edl & Cultural Facs Auth Charter Sch North East Academy†	5.75%	5/15/2037	NR		845	653,574
CO Edl & Cultural Facs Auth New Vision Charter Pj Sch†	6.75%	4/1/2040	NR		925	789,996
Denver CO Convtn Ctr Hotel Auth Sr (XLCA)	5.00%	12/1/2035	BBB-		1,875	1,553,925
Doctor Charles Drew Academy MI COP	5.70%	11/1/2036	NR		1,555	1,065,019
FL Hurricane Catastrophe Fd Fin Corp Ser A	5.00%	7/1/2014	AA-		3,000	3,256,170
George L Smith II GA World Congress Ctr Auth Domed Stadium Pj AMT (NPFGC)	5.50%	7/1/2020	A		635	647,897
George L Smith II GA World Congress Ctr Auth Domed Stadium Pj AMT (NPFGC)	5.75%	7/1/2015	A		1,500	1,539,045
Jacksonville FL Excise Taxes Ser C AMT (NPFGC)	5.25%	10/1/2020	Aa3		270	275,243
LA Loc Govt Envr Facs Cmnty Dev Auth Pkg Facs Corp Garage Pj Ser A (AMBAC)	5.375%	10/1/2026	NR		1,500	1,524,690
La Vernia TX Higher Ed Fin Corp Amigos Por Vida Friends Life	6.25%	2/15/2026	NR		1,465	1,272,763
Maverick Cnty TX Pub Fac Corp Ser A-1	6.375%	2/1/2029	NR		2,580	2,215,756

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Other Revenue (continued)
MD St Hlth & Higher Edl Facs Auth Washington Christian Academy	5.50%	7/1/2038	NR		$2,200	$1,086,976
MI Pub Edl Facs Auth Rev Ltd Oblig David Ellis West Pj	5.875%	6/1/2037	NR		1,400	1,088,192
Miami-Dade Cnty FL Spl Oblig Fltg Rate Cap Asset Acq Ser A (NPFGC)(FGIC)	4.675%	4/1/2014	A+		4,800	4,450,224
Miami-Dade Cnty FL Spl Oblig Sub Ser A (NPFGC)	Zero Coupon	10/1/2024	A		3,000	1,309,050
Middlesex Cnty NJ Impt Auth Sub Heldrich Ctr Hotel Ser B	6.25%	1/1/2037	NR		1,700	325,278
Milwaukee WI Redev Auth Academy of Learning Ser A	5.50%	8/1/2022	NR		300	239,682
Milwaukee WI Redev Auth Academy of Learning Ser A	5.65%	8/1/2037	NR		250	176,213
MN St Ret Sys Bldg	6.00%	6/1/2030	AAA		250	252,960
Mohave Cnty AZ Indl Dev Auth Mohave Prison LLC Expansion Pj	8.00%	5/1/2025	BBB+		4,500	5,440,410
NH St Business Fin Auth Pub Svc Ser D Rmkt TCRS AMT (AMBAC)	6.00%	5/1/2021	A3		1,000	1,015,340
NY St Dorm Auth Ser A	5.00%	3/15/2024	AAA		5,000	5,637,600
NY St Urban Dev Corp Rev Pers Income Tax Ser B-1	5.00%	3/15/2028	AAA		5,000	5,518,200
OH St Air Quality Dev Auth First Enrg Generation Ser A	5.70%	8/1/2020	BBB		3,250	3,566,387
OH St Wtr Dev Auth Pollutn Ctrl First Enrg Ser A	5.875%	6/1/2033	Baa1		1,875	2,069,325
Otero Cnty NM Jail Pj Rev	5.75%	4/1/2018	NR		825	749,009
Otero Cnty NM Jail Pj Rev	6.00%	4/1/2028	NR		1,400	1,136,674
Pima Cnty AZ Indl Dev Auth Amer Charter Schs Fndtn Ser A	5.50%	7/1/2026	BBB	(c)	4,500	3,712,680
Pima Cnty AZ Indl Dev Auth Amer Charter Schs Fndtn Ser A	5.625%	7/1/2038	BBB	(c)	2,000	1,524,080
Provo UT Charter Sch Rev Freedom Academy Fndtn	5.50%	6/15/2037	NR		1,000	740,430
Salt Verde AZ Fin Corp Gas Rev Sr	5.25%	12/1/2023	A		1,000	1,016,940
San Antonio TX Convtn Hotel Fin Corp Empowerment Zone Ser A AMT (AMBAC)	5.00%	7/15/2039	Baa2		5,000	4,188,850

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Other Revenue (continued)
Santa Cruz CA Cnty Redev Agy Live Oak/Soquel Cmnty Impt Ser A	6.625%	9/1/2029	A	$500	$551,325
Santa Cruz CA Cnty Redev Agy Live Oak/Soquel Cmnty Impt Ser A	7.00%	9/1/2036	A	500	559,500
Spokane WA Pub Facs Dist (NPFGC)	5.75%	12/1/2028	A+	975	1,032,018
St. Louis MO Indl Dev Auth Rev Confluence Academy Pj Ser A	5.00%	6/15/2020	NR	700	595,280
St. Louis MO Indl Dev Auth Rev Confluence Academy Pj Ser A	5.25%	6/15/2025	NR	575	458,781
St. Louis MO Indl Dev Auth Rev Confluence Academy Pj Ser A	5.35%	6/15/2032	NR	1,000	747,220
St. Paul MN Port Auth Lease Rev Regions Hosp Pkg Ramp Pj Ser 1	5.00%	8/1/2036	NR	750	566,573
Sweetwater Cnty WY Solid Wst Disp FMC Corp Pj AMT	5.60%	12/1/2035	BBB	5,000	4,762,550
Tampa FL Sports Auth Rev Tampa Bay Arena Pj (NPFGC)	6.00%	10/1/2015	Baa1	450	476,033
TX St Pub Fin Auth Charter Sch Ed Cosmos Fndtn Ser A	5.375%	2/15/2037	NR	1,230	1,004,393
TX St Pub Fin Auth Charter Sch Uplift Ed Ser A	5.875%	12/1/2036	BBB-	1,145	909,439
UT St Charter Sch Fin Auth Noah Webster Academy Ser A	6.50%	6/15/2038	NR	1,000	839,860
VA St Hsg Dev Auth Ser A-5 AMT	4.70%	7/1/2017	AAA	2,000	2,048,100
Valparaiso IN Econ Dev Rev Valparaiso Fam YMCA	5.875%	12/1/2027	NR	1,000	856,000
Valparaiso IN Econ Dev Rev Valparaiso Fam YMCA	6.125%	12/1/2042	NR	650	539,097
West Palm Beach FL Cmnty Redev Agy Northwood-Pleasant Cmnty Redev	5.00%	3/1/2029	A	255	228,029
West Vly City UT Charter Sch Monticello Academy†	6.375%	6/1/2037	NR	1,800	1,462,410
Willacy Cnty TX Loc Govt Corp Pj Ser A-2	6.00%	9/1/2010	NR	525	523,005

Total					96,496,662

Pre-Refunded 5.47%
Adrian MI City Sch Dist (FSA)	5.00%	5/1/2034	AAA	1,500	1,726,845
CA St	5.25%	4/1/2034	AAA	5,000	5,848,950
Chaska MN Elec Rev Ser A	6.00%	10/1/2025	A3	250	263,495

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Pre-Refunded (continued)
CO Hlth Facs Auth Rev Portercare Adventist Hlth	6.625%	11/15/2026	A2		$2,000	$2,261,220
Cobb Cnty GA Kennestone Hosp Auth Rev Ctfs Ser 86 A ETM (NPFGC)	Zero Coupon	8/1/2015	A		630	467,857
Fayette Cnty GA Pub Facs Auth Crim Justice Ctr Pj	6.00%	6/1/2030	AA		3,500	3,664,290
IL Fin Auth Rev Northwestern Mem Hosp Ser A	5.25%	8/15/2034	NR		5,400	6,260,544
MD St Hlth & Higher Edl Facs Auth Catholic Hlth Initiatives Ser A ETM	6.00%	12/1/2024	AA		100	103,744
MD St Hlth & Higher Edl Facs Auth North Arundel Hosp	6.50%	7/1/2026	A3		1,000	1,054,540
MD St Hlth & Higher Edl Facs Auth Univ MD Med Sys	6.75%	7/1/2030	A	(c)	1,950	2,058,420
MI St COP ETM (AMBAC)	Zero Coupon	6/1/2022	A2		2,000	1,254,440
Miami-Dade Cnty FL Expwy Auth (FGIC)	6.375%	7/1/2029	A3		1,000	1,053,620
Milledgeville-Baldwin Cnty GA Dev Auth College & St Univ Fndtn	6.00%	9/1/2033	AAA		3,000	3,646,500
New York City NY Unref Bal Ser A	6.00%	5/15/2030	AA		20	20,554
NY St Dorm Auth Rev St Fashion Inst Tech (FSA)	5.50%	7/1/2030	AAA		115	120,557
Orange Cnty FL Hlth Facs Auth Hosp Orlando Regl Hlthcare	5.75%	12/1/2032	AAA		1,000	1,141,130
Phoenix AZ Civic Impt Corp Jr Lien (FGIC)	6.00%	7/1/2024	AA+		2,400	2,523,888
Puerto Rico Pub Bldgs Auth Rev Govt Facs Ser I GTD	5.25%	7/1/2033	NR		95	108,843
Puerto Rico Pub Bldgs Auth Rev Govt Facs Ser I GTD	5.375%	7/1/2034	BBB-		1,000	1,151,350
RI St Econ Dev Corp Ser B (FGIC)	6.00%	7/1/2020	A2		1,210	1,272,000
RI St Econ Dev Corp Ser B (FGIC)	6.00%	7/1/2028	A2		1,200	1,261,488
RI St Hlth & Edl Bldg Corp Hosp Fing Lifespan Oblig Grp	6.50%	8/15/2032	A-		1,000	1,147,690
SC Jobs Econ Dev Auth Impt Palmetto Hlth Alliance A	7.375%	12/15/2021	NR		2,000	2,170,500
SC Jobs Econ Dev Auth Palmetto Hlth Ser C	6.375%	8/1/2034	BBB+		1,780	2,082,315
SC Jobs Econ Dev Auth Palmetto Hlth Ser C	6.375%	8/1/2034	BBB+		240	280,762

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Pre-Refunded (continued)
Sullivan Cnty TN Hlth Edl & Hsg Facs Brd Hosp Wellmont Hlth	6.25%	9/1/2022	NR		$1,250	$1,421,300
Sullivan Cnty TN Hlth Edl & Hsg Facs Brd Hosp Wellmont Hlth	6.25%	9/1/2022	BBB+	(c)	750	852,780
Tampa Bay FL Wtr Util Sys Rev (FGIC)	6.00%	10/1/2024	AAA		2,000	2,209,420
Tyler TX Hlth Facs Dev Corp Mother Frances Hosp Regl Hlth	6.00%	7/1/2027	Baa1		1,500	1,676,985
Univ of Cent AR Rev Hsg Sys (FSA)	6.50%	1/1/2031	AAA		2,425	2,509,317
Upper Trinity TX Regl Wtr Dist Regl Treated Wtr Supply Sys Ser A (FGIC)	6.00%	8/1/2026	A-		3,025	3,163,908
WA St Higher Ed Facs Auth Gonzaga Univ Pj (NPFGC)	5.125%	4/1/2034	A		1,000	1,170,470
Western WA Univ Rev Student Rec Fee (NPFGC)	5.00%	5/1/2033	AA-		20	22,037
WV St Ser D (FGIC)	6.50%	11/1/2026	Aa3		2,000	2,613,100

Total						58,584,859

Special Tax 1.61%
Altoona IA Tax Alloc Annual Appropriation	6.00%	6/1/2034	BBB+		1,000	1,067,320
Annawan IL Tax Incr Rev Patriot Renewable Fuels LLC Pj	5.625%	1/1/2018	NR		1,000	826,790
Apple Vly CA Redev Agy Veda Pj Area	4.75%	6/1/2037	BBB+		1,000	861,040
Aurora IL Tax Incr Rev East River Area No 6 Ser A	6.75%	12/30/2027	NR		1,000	983,410
Baltimore MD Spl Oblig Ser A	7.00%	9/1/2038	NR		1,500	1,423,575
Branson Hills MO Infrastr Facs Cmnty Impt Dist Ser A	5.50%	4/1/2022	NR		965	835,632
Branson Hills MO Infrastr Facs Cmnty Impt Dist Ser A	5.50%	4/1/2027	NR		1,430	1,175,560
CA St Unref Bal	5.25%	4/1/2034	A		5	5,106
Clark Cnty NV Impt Dist Spl Loc Impt 128 Summerlin Ser A	5.05%	2/1/2031	NR		1,035	590,809
Crosscreek Cmnty Dev Dist FL Ser A	5.60%	5/1/2039	NR		750	286,613
Crosscreek Cmnty Dev Dist FL Ser B	5.50%	5/1/2017	NR		1,490	571,698
Gramercy Farms Cmnty Dev Dist FL Ser A-1	5.25%	5/1/2039	NR		2,445	1,320,716
Lakeside Landings Cmnty Dev Dist FL Ser A	5.50%	5/1/2038	NR		675	346,646
Mesquite NV Redev Agy Tax Alloc	6.625%	6/1/2017	A-		1,605	1,678,798

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Special Tax (continued)
Millsboro DE Spl Oblig Plantation Lakes Spl Dev Ser A	5.45%	7/1/2036	NR	$2,100	$1,427,538
Salida CA Area Pub Facs Fing Agy No 1998-1 (FSA)	5.25%	9/1/2028	AAA	155	155,009
San Diego CA Redev Agy Tax Alloc North Pk Redev Pj Sub Ser A	7.00%	11/1/2039	A-	2,500	2,673,525
San Juan Cnty NM Tax/Motor Rev (IBC)(NPFGC)	5.25%	5/15/2022	A1	165	175,864
Stone Canyon Cmnty Impt Dist MO Pub Infrastr Impt Pj	5.70%	4/1/2022	NR	1,000	849,190

Total					17,254,839

Tax Revenue 4.80%
Dallas TX Area Rapid Transit Sr Lien(b)	5.00%	12/1/2022	AAA	9,645	10,840,353
Dallas TX Area Rapid Transit Sr Lien(b)	5.00%	12/1/2023	AAA	6,135	6,895,341
Dallas TX Area Rapid Transit Sr Lien(b)	5.00%	12/1/2024	AAA	8,070	9,070,155
Dallas TX Area Rapid Transit Sr Lien(b)	5.00%	12/1/2028	AAA	7,160	8,047,374
NJ Econ Dev Auth Cigarette Tax	5.75%	6/15/2029	BBB	2,000	2,006,320
Orange Cnty FL Tourist Dev Ser A (NPFGC)	5.00%	10/1/2021	A+	5,000	5,317,900
Southwestern IL Dev Auth Rev Loc Govt Pg Collinsville Ltd	5.35%	3/1/2031	NR	500	382,355
UT Transit Auth Sales Tax Rev Ser A(b)	5.00%	6/15/2028	AAA	5,000	5,506,375
Virgin Islands Pub Fin Auth Rev Gross Rcpts Taxes Ln Nts (NPFGC)(FGIC)	5.00%	10/1/2025	A	1,500	1,514,970
Virgin Islands Pub Fin Auth Rev Matching Fd Ln Diago Ser A	6.75%	10/1/2037	BBB	1,665	1,761,637

Total					51,342,780

Tobacco 2.45%
Buckeye OH Tob Sttlmnt Fing Auth Asset Bkd Sr Turbo Ser A-2	5.75%	6/1/2034	BBB	2,940	2,756,103
Buckeye OH Tob Sttlmnt Fing Auth Asset Bkd Sr Turbo Ser A-2	5.875%	6/1/2030	BBB	1,500	1,435,095
Buckeye OH Tob Sttlmnt Fing Auth Asset Bkd Sr Turbo Ser A-2	5.875%	6/1/2047	BBB	4,970	4,037,876
Buckeye OH Tob Sttlmnt Fing Auth Asset Bkd Sr Turbo Ser A-2	6.50%	6/1/2047	BBB	4,500	4,013,370
Golden St Tob Securitization Corp CA Asset Bkd Sr Ser A-1	5.125%	6/1/2047	BBB	2,290	1,722,378

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Tobacco (continued)
Golden St Tob Securitization Corp CA Asset Bkd Sr Ser A-1	5.75%	6/1/2047	BBB	$10,000	$8,347,100
NJ Tob Sttlmnt Fing Corp Ser 1A	5.00%	6/1/2041	BBB	5,220	3,950,026

Total					26,261,948

Transportation 8.85%
Alliance Arpt Auth Inc TX Spl Facs FedEx Corp Pj AMT	4.85%	4/1/2021	BBB	3,000	2,840,400
AZ St Transn Brd Ser A	5.00%	7/1/2030	AAA	5,000	5,461,750
Billings MT Arpt Rev AMT (NPFGC)	6.10%	7/1/2016	A	190	196,228
Billings MT Arpt Rev AMT (NPFGC)	6.20%	7/1/2020	A	2,775	2,854,365
Cent Puget Sound WA Regl Transn Auth Sales Tax (NPFGC)(FGIC)	5.25%	2/1/2021	AAA	1,750	2,083,252
Chicago IL O’Hare Intl Arpt Ser A (FSA)	5.00%	1/1/2033	AAA	4,250	4,445,287
Dallas-Fort Worth TX Intl Arpt Facs Impt Corp Jt Ser B AMT (FSA)	5.00%	11/1/2035	AAA	1,330	1,308,999
Dallas-Fort Worth TX Intl Arpt Facs Impt Corp Jt Ser B Rmkt AMT (NPFGC)	6.25%	11/1/2028	A+	1,000	1,000,940
Greater Orlando FL Aviation Auth Spl Purp JetBlue Airways Corp AMT	6.50%	11/15/2036	NR	645	545,496
HI St Hwy Rev	5.00%	1/1/2019	AA+	1,000	1,176,180
Houston TX Arpt Sys Rev Sub Lien Ser A AMT (NPFGC)(FGIC)	5.50%	7/1/2012	A1	370	386,025
KY St Tpk Auth Econ Revitalization Pjs Ser A	5.00%	7/1/2027	AA+	5,000	5,522,900
Los Angeles CA Dept of Arpts Los Angeles Intl Arpt Ser A AMT	5.50%	5/15/2021	AA	2,375	2,523,699
Metro Transn Auth NY Ser 2008 C	6.50%	11/15/2028	A	7,500	8,769,600
Metro WA DC Arpts Auth Ser A AMT(b)	5.00%	10/1/2022	AA-	3,250	3,401,109
Metro WA DC Arpts Auth Ser A AMT(b)	5.375%	10/1/2028	AA-	2,500	2,616,237
MI St Trunk Line (NPFGC)(FGIC)	5.00%	11/1/2021	AA+	2,000	2,147,560
Miami-Dade Cnty FL Aviation Miami Intl Arpt Hub Ser B (NPFGC)	4.50%	10/1/2031	A	520	501,691
Miami-Dade Cnty FL Aviation Miami Intl Arpt Ser A AMT (XLCA)	5.00%	10/1/2037	A2	2,000	1,792,820
New York City NY Indl Dev Agy Terminal One Grp Assoc Pj AMT	5.50%	1/1/2024	A3	3,470	3,475,135
North TX Twy Auth Rev Sys 1st Tier Ser A	6.00%	1/1/2025	A2	5,000	5,554,750
North TX Twy Auth Rev Toll 2nd Tier Ser F	5.75%	1/1/2033	A3	5,705	6,077,765

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Transportation (continued)
NY St Thwy Auth Hwy & Bridge Tr Fd Ser B	5.00%	4/1/2022	AA	$5,000	$5,611,300
NY St Thwy Auth Hwy & Bridge Tr Fd Ser B	5.00%	4/1/2025	AA	9,500	10,590,885
PA Tpk Commn Sub Ser B	5.25%	6/1/2039	A2	5,000	5,396,450
Port of Seattle WA Spl Fac Rev Unref Bal Ser C AMT (NPFGC)	6.00%	9/1/2029	AA-	1,085	1,088,689
San Francisco CA City & Cnty Arpts Commn Spl Facs Lease SFO Fuel Ser A AMT (FSA)	6.125%	1/1/2027	AAA	495	494,941
Santa Rosa FL Bay Bridge Auth Rev Cap Apprec	Zero Coupon	7/1/2017	B3	1,200	415,440
St. Louis MO Arpt Rev Lambert Intl Arpt Ser A-1	6.25%	7/1/2029	A	2,020	2,132,857
St. Paul MN Port Auth Ltd Tax Brownfields Redev 2	5.00%	3/1/2037	AA+	895	948,897
Susquehanna Area PA Regl Arpt Auth Ser A AMT	6.50%	1/1/2038	Baa3	3,440	3,348,565

Total					94,710,212

Utilities 20.07%
Amer Muni Pwr OH Inc Prairie St Enrg Campus Pj A	5.25%	2/15/2027	A1	5,000	5,388,600
AZ Salt River Pj Agric Impt & Pwr Dist Ser A(b)	5.00%	1/1/2032	Aa1	17,710	19,366,239
Brazos River Auth TX Wtr Rev Supply Sys Ser A AMT (NPFGC)	5.00%	2/15/2028	AA	1,000	1,004,800
CA Pollutn Ctrl Fing Auth Republic Svcs Inc Pj Ser C AMT	5.25%	6/1/2023	BBB	3,245	3,366,785
CA St Dept of Wtr Res Pwr Supply Ser H (FSA)	5.00%	5/1/2022	AAA	1,000	1,127,600
Campbell Cnty WY Solid Wst Fac Basin Elec Pwr Coop Ser A	5.75%	7/15/2039	A+	4,000	4,296,680
Cape Fear Pub Util Auth NC Wtr & Swr Sys	5.00%	8/1/2026	AA	5,000	5,520,850
CT St Dev Auth Lt & Pwr B AMT	5.95%	9/1/2028	Baa1	1,000	1,010,600
CT St Dev Auth Solid Wst Disp PSEG Pwr LLC Pj Ser A AMT	5.75%	11/1/2037	Baa1	2,250	2,246,782
Delaware Cnty PA Indl Dev Auth Res Recovery Fac Ser A	6.20%	7/1/2019	BB+	2,110	2,112,427
Detroit MI Wtr Supply Sys 2nd Lien Ser B Rmkt (FSA)	7.00%	7/1/2036	AAA	2,265	2,806,403

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Utilities (continued)
Detroit MI Wtr Supply Sys Sr Lien Ser A (NPFGC)	5.00%	7/1/2034	A+	$950	$958,303
Emerald Coast FL Utils Auth Sys (NPFGC)(FGIC)	5.25%	1/1/2036	A	1,000	1,038,130
FL Muni Pwr Agy Rev Pwr Ser A	5.25%	10/1/2026	A1	1,235	1,342,000
FL Muni Pwr Agy Rev Pwr Ser A	6.25%	10/1/2031	A1	2,000	2,344,160
FL St Wtr Pollutn Ctrl Fing Corp Rev Ser A	5.00%	1/15/2029	AAA	1,000	1,096,310
Gautier MS Util Dist Util Sys (NPFGC)(FGIC)	5.125%	3/1/2019	NR	425	445,396
Gulf Coast Wst Disp Auth TX Wst Mgmt of TX Ser A AMT	5.20%	5/1/2028	BBB	2,800	2,687,188
HI St Dept Bdgt & Fin Hawaiian Elec Co & Subs	6.50%	7/1/2039	Baa1	1,600	1,745,712
HI St Dept Bdgt & Fin Spl Purp Hawaiian Elec Co & Subs Pjs AMT (NPFGC)	5.45%	11/1/2023	AA	3,235	3,235,356
Houston TX Util Sys Rev 1st Lien Ser A (AG)	5.125%	11/15/2032	AAA	4,000	4,326,120
IN Muni Pwr Agy Ser B	5.75%	1/1/2034	A+	2,000	2,119,080
Lewis Cnty WA Pub Util Dist No 1 Ser A (FSA)	5.00%	12/1/2027	Aa3	4,975	5,430,809
Long Beach CA Bd Fin Auth Natural Gas Ser A	5.50%	11/15/2030	A	215	212,080
Long Island NY Pwr Auth Ser A	5.70%	4/1/2030	A-	4,510	5,091,429
Long Island NY Pwr Auth Ser A	6.25%	4/1/2033	A-	1,000	1,176,210
Los Angeles CA Dept of Wtr & Pwr Sys Sub Ser A2 (AMBAC)	5.00%	7/1/2028	AA-	4,925	5,338,355
Louisville & Jefferson Cnty KY Metro Swr Dist Ser B	5.00%	5/15/2021	AA-	5,000	5,652,050
Lower CO River Auth TX Rev	5.00%	5/15/2021	A1	1,260	1,387,134
M-S-R Enrg Auth CA Ser C	6.50%	11/1/2039	A	1,250	1,428,700
M-S-R Enrg Auth CA Ser C	7.00%	11/1/2034	A	10,000	12,199,200
MA St Dev Fin Agy Dominion Enrg Brayton Point AMT	5.00%	2/1/2036	A-	2,200	2,027,718
Maricopa Cnty AZ Pollutn Ctrl Corp El Paso Elec Co Pj Ser A	7.25%	2/1/2040	BBB	3,500	4,010,475
MD St Econ Dev Corp Potomac Rmkt	6.20%	9/1/2022	A3	5,700	6,645,516
Melbourne FL Wtr & Swr Rev Ref & Impt Ser A (NPFGC)(FGIC)	5.00%	10/1/2032	A	975	999,170

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Utilities (continued)
MI St Strategic Fd Ltd Coll Detroit Fd Pollutn Ser BB (AMBAC)	7.00%	5/1/2021	A2	$500	$616,370
MI St Strategic Fd Ltd Detroit Edison Pollutn Ctrl Ser C AMT	5.65%	9/1/2029	A2	1,360	1,363,318
Midlothian TX Wtr Dist Cap Apprec (FSA)	Zero Coupon	9/1/2022	AAA	2,000	1,205,720
MS Business Fin Corp Sys Enrg Res Inc Pj	5.875%	4/1/2022	BBB	2,500	2,506,750
MS Business Fin Corp Sys Enrg Res Inc Pj	5.90%	5/1/2022	BBB	2,550	2,536,459
NC Eastern Muni Pwr Agy Ser A (AG)	5.25%	1/1/2019	AAA	5,000	5,575,850
NC Eastern Muni Pwr Agy Ser B(d)	5.00%	1/1/2026	A-	5,000	5,268,100
NC Muni Pwr Agy No 1 Catawaba Ser A	5.25%	1/1/2020	A	2,000	2,245,480
NE St Muni Enrg Agy Ser A (BHAC)	5.125%	4/1/2029	AAA	500	559,975
NE St Muni Enrg Agy Ser A (BHAC)	5.375%	4/1/2039	AAA	2,085	2,302,570
Northern CA Pwr Agy Rev Geothermal Pj No 3 Ser A	5.00%	7/1/2023	A1	1,245	1,357,125
Northern CA Pwr Agy Rev Geothermal Pj No 3 Ser A	5.50%	7/1/2021	A1	1,000	1,153,970
Northern CA Pwr Agy Rev Geothermal Pj No 3 Ser A	5.50%	7/1/2022	A1	1,000	1,146,010
OK St Muni Pwr Auth Ser A	5.875%	1/1/2028	A	1,000	1,121,490
Orlando FL Utils Commn Ser B	5.00%	10/1/2033	Aa1	2,500	2,677,425
Palm Beach Cnty FL Solid Wst Auth Impt Ser B	5.50%	10/1/2028	AA	3,000	3,282,420
Phoenix AZ Civic Impt Corp Jr Lien Ser A(b)	5.00%	7/1/2039	AAA	6,250	6,749,656
Pima Cnty AZ Indl Dev Auth Global Wtr Res LLC Pj AMT	6.55%	12/1/2037	NR	3,000	2,906,130
Pinal Cnty AZ Elec Dist No 4	6.00%	12/1/2028	BBB	740	761,978
Sabine River Auth TX Pollutn Ctrl Southwestern Elec Co (NPFGC)	4.95%	3/1/2018	A	2,500	2,451,100
Sabine River Auth TX Pollutn Ctrl TXU Elec Co Pj Ser B AMT	5.75%	5/1/2030	CCC	1,375	1,179,008
Sabine River Auth TX Pollutn Ctrl TXU Enrg Co Pj Ser A	5.80%	7/1/2022	CCC	1,000	600,450
Sacramento CA Muni Util Dist Ser U (FSA)(b)	5.00%	8/15/2023	AAA	3,650	4,073,619

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Utilities (continued)
Sacramento CA Muni Util Dist Ser U (FSA)(b)	5.00%	8/15/2024	AAA		$2,920	$3,258,895
Sacramento CA Muni Util Dist Ser U (FSA)(b)	5.00%	8/15/2025	AAA		2,920	3,258,895
Salt Verde AZ Financial Corp Gas Rev Sr	5.00%	12/1/2037	A		2,500	2,328,625
San Diego CA Pub Facs Fing Auth Sr Ser A	5.25%	5/15/2039	A+		2,500	2,691,375
Santa Margarita-Dana CA Point Auth Wtr Dist Impt Ser 2-3-4 A	5.25%	8/1/2032	AA		3,020	3,265,466
TN Enrg Acq Corp Jr Ser B	5.625%	9/1/2026	BBB	(c)	4,781	4,716,648
TN Enrg Acq Corp Ser A	5.25%	9/1/2019	BB+		1,050	1,066,979
TN Enrg Acq Corp Ser A	5.25%	9/1/2026	BB+		5,900	5,828,138
TN Enrg Acq Corp Ser C	5.00%	2/1/2020	A		2,300	2,292,502
Tooele UT Hazardous Wst Union Pacific Pj A Rmkt AMT	5.70%	11/1/2026	BBB		5,000	5,042,400
TX Muni Gas Acq & Supply Corp I Sr Lien Ser A	5.25%	12/15/2026	A		1,250	1,208,688
TX Muni Gas Acq & Supply Corp I Sr Lien Ser D	6.25%	12/15/2026	A		3,810	4,102,684
UT Wtr Fin Agy Rev Pooled Ln Fing Pg Ser B (AMBAC)	5.125%	7/1/2023	NR		1,000	1,042,030

Total						214,928,665

Total Municipal Bonds (cost $1,108,488,725)						1,142,929,948

					Shares (000)
SHORT-TERM INVESTMENTS 0.51%

Money Market Mutual Funds 0.47%
Dreyfus Municipal Cash Management Plus					5,001	5,001,093
SSgA Tax Free Money Market Fund					5	4,501

Total						5,005,594

					Principal Amount (000)
Variable Rate Demand Note 0.04%
CA St Floater Ser DCL 048 (FSA)(e)	0.60%	10/1/2009	AAA		$500	500,000

Total Short-Term Investments (cost $5,505,594)						5,505,594

Total Investments in Securities 107.24% (cost $1,113,994,319)						1,148,435,542

Liabilities in Excess of Cash and Other Assets(f) (7.24%)						(77,516,669)

Net Assets 100.00%						$1,070,918,873

See Notes to Financial Statements.

Schedule of Investments (concluded)

NATIONAL TAX FREE FUND September 30, 2009

Open Futures Contracts at September 30, 2009:

Type	Expiration	Contracts	Position	Market Value	Unrealized Depreciation
U.S. 30-Year Treasury Bond	December 2009	953	Short	$(115,670,375)	$(1,954,176)

See Notes to Financial Statements.

Schedule of Investments

CALIFORNIA TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 102.82%

Corporate-Backed 4.17%
CA Pollutn Ctrl Fing Auth Browning Ferris Indl Inc Ser A AMT	5.80%	12/1/2016	BBB	$1,080	$1,080,518
Golden St Tob Securitization Corp CA Enhanced Asset Bkd Ser A (FGIC)	5.00%	6/1/2035	A-	2,620	2,520,938
Long Beach CA Bd Fin Auth Natural Gas Ser A	5.25%	11/15/2020	A	1,505	1,549,638
San Jose CA Arpt Rev Ser A AMT (AMBAC)	5.00%	3/1/2037	A	975	926,172
Virgin Islands Pub Fin Auth Sr Secd Hovensa Refinery AMT	4.70%	7/1/2022	BBB	2,250	2,059,448

Total					8,136,714

Education 6.84%
Abag Fin Auth For Nonprofit Corp CA Sch of Mech Arts	5.25%	10/1/2026	A3	500	509,075
CA Edl Facs Auth Rev CA Lutheran Univ	5.25%	10/1/2021	Baa1	1,500	1,521,450
CA Edl Facs Auth Rev College & Univ Fing Pg	5.00%	2/1/2037	Ba1	1,000	701,490
CA Edl Facs Auth Rev Univ La Verne Ser A	5.00%	6/1/2035	Baa2	1,000	841,160
CA Edl Facs Auth Rev Univ Sthn CA Ser A	5.00%	10/1/2039	AA+	1,000	1,077,230
CA Muni Fin Auth Ed Rev Amer Heritage Ed Fndtn Pj A	5.25%	6/1/2036	BBB-	1,000	850,360
CA Muni Fin Auth Rev Biola Univ	5.80%	10/1/2028	Baa1	1,085	1,118,700
CA St Unref Bal	5.125%	6/1/2027	A	5	5,060
CA Statewide Cmntys Dev Auth Sonoma Country Day Sch COP	6.00%	1/1/2029	NR	1,285	993,048
CA Statewide Cmntys Dev Auth Thomas Jefferson Sch Law Ser A	7.25%	10/1/2032	BB+	1,000	1,019,130
San Bernardino Cmnty College Dist CA Election 2002 Ser A	5.75%	8/1/2020	AA-	750	906,210
San Ysidro CA Sch Dist Cap Apprec Election 1997 Ser D (NPFGC)(FGIC)	Zero Coupon	8/1/2028	A	1,000	357,520
Univ of CA Ser O(b)	5.75%	5/15/2031	AA	3,000	3,454,875

Total					13,355,308

See Notes to Financial Statements.

Schedule of Investments (continued)

CALIFORNIA TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
General Obligation 17.28%
Alameda Cnty CA Oakland Unif Sch Dist Election 2006 Ser A	6.125%	8/1/2029	BBB+		$1,000	$1,072,740
Barstow CA Unif Sch Dist Ser A (NPFGC)(FGIC)	5.00%	8/1/2026	A3		2,475	2,528,361
Berkeley CA Measure I-Animal Shelter Pj (AG)	4.625%	9/1/2037	AAA		1,025	1,016,226
CA St	5.00%	9/1/2028	A		1,000	1,023,990
CA St (CIFG)	4.50%	8/1/2028	A		1,400	1,349,922
CA St Unref Bal (AMBAC)	5.00%	4/1/2031	A		10	10,088
CA St Var Purp	5.00%	4/1/2026	A		1,450	1,508,986
CA St Var Purp	5.50%	4/1/2024	A		1,000	1,099,230
CA St Var Purp	6.50%	4/1/2033	A		2,500	2,901,550
Foothill-De Anza CA Cmnty College Dist Ser A (AMBAC)	4.50%	8/1/2031	Aa1		1,800	1,825,992
Los Angeles CA Cmnty College Dist 2003 Election Ser F-1	5.00%	8/1/2033	AA		1,000	1,054,640
Los Angeles CA Unif Sch Dist 2004 Election Ser H (FSA)(b)	5.00%	7/1/2028	AAA		3,000	3,218,955
Los Angeles CA Unif Sch Dist Ser A-1 (NPFGC)	4.50%	1/1/2028	AA-		1,000	993,780
Los Angeles CA Unif Sch Dist Ser I	5.00%	7/1/2029	AA-		2,225	2,380,639
Mojave CA Unif Sch Dist Sch Facs Impt Dist No 001 (NPFGC)(FGIC)	5.00%	8/1/2024	A		1,060	1,089,108
Montebello CA Unif Sch Dist Election of 2004 (FSA)	5.00%	8/1/2028	AAA		1,335	1,439,517
Oak Vly CA Hosp Dist Election 2004 (NPFGC)(FGIC)	5.00%	7/1/2033	A3		500	493,125
Oxnard CA Union High Sch Dist Ser A (NPFGC)	6.00%	2/1/2020	A		650	733,837
Pittsburg CA Redev Agy Los Medanos Cmnty Dev Pj (AMBAC)	Zero Coupon	8/1/2026	A	(c)	3,500	1,495,270
Pomona CA Unif Sch Dist Ser A (NPFGC)	6.15%	8/1/2030	A		825	934,618
Pomona CA Unif Sch Dist Ser A (NPFGC)	6.55%	8/1/2029	A		950	1,112,213
Riverside CA Cmnty College Dist Unref Bal Ser A (NPFGC)	5.50%	8/1/2029	AA-		15	16,459
Santa Ana CA Unif Sch Dist Election 2008 Ser A	5.25%	8/1/2025	A+		1,650	1,808,383
Santa Ana CA Unif Sch Dist Election 2008 Ser A	5.25%	8/1/2026	A+		1,000	1,093,650

See Notes to Financial Statements.

Schedule of Investments (continued)

CALIFORNIA TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
General Obligation (continued)
Territory of Guam Ser A	7.00%	11/15/2039	B+		$390	$427,580
West Contra Costa CA Unif Sch Dist Election of 2005 Ser B	6.00%	8/1/2027	A		1,000	1,115,710

Total						33,744,569

Healthcare 12.28%
CA Hlth Facs Fing Auth Catholic Hlthcare West Ser A	6.00%	7/1/2039	A		2,000	2,120,860
CA Hlth Facs Fing Auth Catholic Hlthcare West Ser G	5.50%	7/1/2025	A		2,500	2,619,875
CA Hlth Facs Fing Auth Mtg Ins CA NV Methodist	5.00%	7/1/2036	A		1,000	994,080
CA Hlth Facs Fing Auth Providence Hlth & Svcs Ser C	6.25%	10/1/2024	AA		1,000	1,146,520
CA Infrastr & Econ Dev Bk Kaiser Hosp Ser A	5.55%	8/1/2031	A+		650	662,928
CA Infrastr & Econ Dev Bk Kaiser Hosp Ser B	5.50%	8/1/2031	A		1,225	1,236,650
CA Infrastr & Econ Dev Bk Scripps Resh Inst Ser A	5.75%	7/1/2030	Aa3		1,500	1,509,300
CA Muni Fin Auth Cmnty Hosps Cent CA COP	5.25%	2/1/2037	Baa2		1,000	960,690
CA Muni Fin Auth Cmnty Hosps Cent CA COP(d)	5.50%	2/1/2039	Baa2		1,000	1,001,360
CA Sierra View Loc Hlthcare Dist	5.25%	7/1/2032	A	(c)	1,000	931,610
CA Statewide Cmntys Dev Auth CA Statewide Inland Regl Ctr Pj	5.00%	12/1/2017	Ba1		1,000	902,000
CA Statewide Cmntys Dev Auth Daughters of Charity Hlth Ser A	5.25%	7/1/2035	BBB		1,675	1,493,128
CA Statewide Cmntys Dev Auth Front Porch Cmntys & Svcs Ser A†	5.125%	4/1/2037	BBB		2,000	1,734,440
CA Statewide Cmntys Dev Auth Kaiser Ser C Rmkt	5.25%	8/1/2031	A+		1,500	1,532,640
CA Statewide Cmntys Dev Auth Sr Living Sthn CA	7.00%	11/15/2029	BBB		1,000	1,071,770
CA Statewide Cmntys Dev Auth Vlycare Hlth Sys Ser A	5.125%	7/15/2031	NR		1,500	1,129,500
Rancho Mirage CA Jt Pwrs Fing Auth Eisenhower Med Ctr Ser A	5.00%	7/1/2021	A3		1,000	1,008,220
Territory of Guam Oblig Rev Section 30 Ser A	5.75%	12/1/2034	BBB-		1,030	1,057,810

See Notes to Financial Statements.

Schedule of Investments (continued)

CALIFORNIA TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Healthcare (continued)
Torrance CA Hosp Rev Torrance Mem Med Ctr Ser A	5.50%	6/1/2031	A+	$345	$349,130
Torrance CA Hosp Rev Torrance Mem Med Ctr Ser A	6.00%	6/1/2022	A+	500	514,990

Total					23,977,501

Housing 1.53%
CA Hsg Fin Agy Rev Hm Mtg Ser E AMT	4.80%	8/1/2037	AA-	1,115	913,731
Los Angeles CA Hsg Auth Mtg Ppty Acq Ser A	6.25%	6/1/2034	A	2,000	2,076,120

Total					2,989,851

Lease Obligations 10.90%
CA St Pub Wrks Brd Dept Forestry & Fire Ser E	5.00%	11/1/2024	A-	1,550	1,578,799
CA St Pub Wrks Brd Lease Dept Gen Svcs Teale Data Ctr Ser B (AMBAC)	5.25%	3/1/2020	A-	1,000	1,021,680
CA St Pub Wrks Brd Regents Univ Ser E(b)	5.00%	4/1/2034	AA-	1,500	1,548,990
Los Angeles CA Convtn & Exhibit Ctr Auth Ser A	5.00%	8/15/2020	AA-	1,000	1,063,200
Los Angeles CA Muni Impt Corp Cap Equip Ser A	5.00%	9/1/2025	AA-	2,000	2,110,180
Los Angeles CA Muni Impt Corp Cap Equip Ser A (AG)	5.25%	4/1/2019	AAA	750	866,993
Palm Springs CA Fing Auth Convtn Ctr Pj Ser A (NPFGC)	5.50%	11/1/2035	A	1,000	1,009,860
Puerto Rico Comwlth Infrastr Fing Auth Mepsi Campus Pj Ser A	6.50%	10/1/2037	NR	1,000	884,690
Puerto Rico Pub Bldgs Auth Rev Govt Facs Ser P GTD	6.50%	7/1/2030	BBB-	1,000	1,072,180
Rowland CA Wtr Dist Recycled Wtr Pj COP	6.50%	12/1/2035	AA-	1,500	1,749,945
San Buenaventura CA Ser C COP (AMBAC)	5.25%	2/1/2031	NR	2,575	2,622,637
San Mateo Cnty CA Jt Pwrs Fing Auth Youth Svcs Campus Ser A	5.00%	7/15/2024	AA+	1,410	1,534,108
San Mateo Cnty CA Jt Pwrs Fing Auth Youth Svcs Campus Ser A	5.00%	7/15/2036	AA+	1,000	1,029,280
Santa Ana CA Unif Sch Dist Cap Apprec Fing Pj COP (FSA)	Zero Coupon	4/1/2019	AAA	2,295	1,435,041

See Notes to Financial Statements.

Schedule of Investments (continued)

CALIFORNIA TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Lease Obligations (continued)
Turlock CA Hlth Fac Rev Emanuel Med Ctr Ser B	5.50%	10/15/2037	BBB		$2,000	$1,766,820

Total						21,294,403

Other Revenue 3.96%
CA Muni Fin Auth High Tech High Chula Vista B†	6.00%	7/1/2028	BB+	(c)	850	706,299
CA Muni Fin Auth OCEAA Pj Ser A	6.75%	10/1/2028	NR		1,445	1,310,500
CA Statewide Cmntys Dev Auth Huntington Pk Charter Sch Pj A	5.15%	7/1/2030	NR		500	362,390
CA Statewide Cmntys Dev Auth Huntington Pk Charter Sch Pj A	5.25%	7/1/2042	NR		1,225	827,867
CA Statewide Cmntys Dev Auth Windrush Sch	5.50%	7/1/2037	NR		1,250	958,575
Chula Vista CA Rev San Diego Gas Ser E Rmkt	5.875%	1/1/2034	Aa3		1,000	1,063,930
Fontana CA Pub Fin Auth Tax North Fontana Redev Pj Ser A (AMBAC)	5.50%	9/1/2032	A+		1,000	1,002,600
Oakland CA Jt Pwrs Fing Auth	5.50%	9/2/2024	A-		390	396,778
Santa Cruz CA Cnty Redev Agy Live Oak/Soquel Cmnty Impt Ser A	6.625%	9/1/2029	A		500	551,325
Santa Cruz CA Cnty Redev Agy Live Oak/Soquel Cmnty Impt Ser A	7.00%	9/1/2036	A		500	559,500

Total						7,739,764

Pre-Refunded 9.26%
CA Edl Facs Auth Rev Pooled College & Univ Ser C ETM	6.50%	6/1/2020	Baa3		3,000	3,120,240
CA Edl Facs Auth Rev Scripps College	5.25%	8/1/2026	A1		1,145	1,242,646
CA St (AMBAC)(b)	5.00%	4/1/2031	A		9,990	11,560,728
CA Statewide Cmntys Dev Auth CHF Irvine LLC UCI East Campus	5.00%	5/15/2038	Baa2		1,000	875,050
El Monte CA Sch Dist Ser A (FSA)	6.25%	5/1/2025	AAA		1,230	1,275,854

Total						18,074,518

Special Tax 8.29%
Apple Vly CA Redev Agy Veda Pj Area	4.75%	6/1/2037	BBB+		1,500	1,291,560
Carpinteria CA Santn Dist Spl Assmnt Ltd Ser 2007-1-A	6.90%	9/2/2039	NR		495	511,855
Dana Point CA Cmnty Facs Dist No 2006-1	5.625%	9/1/2033	NR		550	459,619

See Notes to Financial Statements.

Schedule of Investments (continued)

CALIFORNIA TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Special Tax (continued)
Dana Point CA Cmnty Facs Dist No 2006-1	5.625%	9/1/2037	NR		$940	$775,519
Inglewood CA Redev Agy Tax Alloc Sub Lien Ser A-1 (AMBAC)	5.00%	5/1/2033	BBB+		1,535	1,318,703
Jurupa CA Cmnty Svcs Dist Spl Tax Cmnty Facs Dist 18 Eastvale Ser A	5.00%	9/1/2036	NR		1,710	1,333,868
Lancaster CA Redev Agy Tax Alloc Comb Redev Pj Areas	6.875%	8/1/2034	A		1,000	1,081,090
Los Angeles Cnty CA Pub Wrks Fing Auth Los Angeles Regl Pk Open Space (FSA)	5.25%	10/1/2018	AAA		1,000	1,183,910
Redding CA Redev Agy Shastec Redev Pj	5.00%	9/1/2029	BBB+		600	548,418
RNR Sch Fing Auth CA Spl Tax Cmnty Facs Dist No 92-1 Ser A (AMBAC)	5.625%	9/1/2030	A	(c)	3,860	3,862,316
San Diego CA Redev Agy Tax Alloc North Pk Redev Pj Sub Ser A	7.00%	11/1/2039	A-		1,000	1,069,410
San Diego CA Spl Tax Cmnty Facs Dist No 4 Ser A	6.00%	9/1/2037	NR		1,000	879,390
San Francisco CA City & Cnty Redev Agy Mission Bay South Redev Ser D	6.625%	8/1/2039	BBB		1,500	1,584,615
South Orange Cnty CA Pub Fing Auth Ladera Ranch Ser A (AMBAC)	4.625%	8/15/2026	BBB+		310	279,155

Total						16,179,428

Tax Revenue 2.88%
Los Angeles Cnty CA Metro Transn Auth Prop A-1st Tier Sr Ser B	5.00%	7/1/2031	AAA		1,635	1,744,545
Los Angeles Cnty CA Metro Transn Auth Prop C 2nd Sr Ser A (FSA)	4.50%	7/1/2030	AAA		1,000	1,014,460
Los Angeles Cnty CA Metro Transn Auth Ser A (AG)	5.00%	7/1/2022	AAA		2,000	2,272,460
Virgin Islands Pub Fin Auth Rev Matching Fd Ln Diago Ser A	6.75%	10/1/2037	BBB		555	587,212

Total						5,618,677

Tobacco 1.66%
Golden St Tob Securitization Corp CA Asset Bkd Sr Ser A-1	5.75%	6/1/2047	BBB		1,245	1,039,214
Golden St Tob Securitization Corp CA Asset Bkd Sr Ser A1	5.125%	6/1/2047	BBB		1,200	902,556
Golden St Tob Securitization Corp CA Enhanced Asset Bkd Ser A	5.00%	6/1/2045	A-		1,000	936,940

See Notes to Financial Statements.

Schedule of Investments (continued)

CALIFORNIA TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Tobacco (continued)
Silicon Vly CA Tob Securitization Auth Cap Apprec Turbo Santa Clara A	Zero Coupon	6/1/2036	BBB	(c)	$3,500	$361,585

Total						3,240,295

Transportation 2.78%
Fresno CA Arpt Rev Ser A (FSA)	5.50%	7/1/2030	AAA		1,500	1,530,135
Los Angeles CA Dept of Arpts Los Angeles Intl Arpt Ser A AMT	5.50%	5/15/2021	AA		2,350	2,497,134
Palm Springs CA Arpt Sub Palm Springs Intl Arpt AMT	5.30%	7/1/2013	NR		200	186,644
Palm Springs CA Arpt Sub Palm Springs Intl Arpt AMT	6.00%	7/1/2018	NR		250	225,350
Palm Springs CA Arpt Sub Palm Springs Intl Arpt AMT	6.40%	7/1/2023	NR		300	261,051
Palm Springs CA Arpt Sub Palm Springs Intl Arpt AMT	6.50%	7/1/2027	NR		260	219,866
San Francisco CA City & Cnty Arpts Commn Spl Facs Lease SFO Fuel Ser A AMT (FSA)	5.75%	1/1/2014	AAA		500	501,510

Total						5,421,690

Utilities 20.99%
CA Eastern Muni Wtr Dist Ser H	5.00%	7/1/2033	AA		2,500	2,635,525
CA Pollutn Ctrl Fing Auth Republic Svcs Inc Pj Ser C AMT	5.25%	6/1/2023	BBB		810	840,399
CA Pollutn Ctrl Fing Auth Solid Wst Mgmt Inc Pj Ser A2 AMT	5.40%	4/1/2025	BBB		1,000	1,003,250
CA Pollutn Ctrl Fing Auth Solid Wst Mgmt Inc Pj Ser B AMT	5.00%	7/1/2027	BBB		1,000	938,340
CA St Dept of Wtr Res Cent Vly Pj Ser AE	5.00%	12/1/2026	AAA		2,000	2,249,280
Chino Basin Desalter Auth Ser A (AG)	5.00%	6/1/2027	AAA		2,000	2,151,060
Fresno CA Swr Rev Ser A (AG)	5.00%	9/1/2025	AAA		1,530	1,685,785
Imperial CA Wtr Fac COP (NPFGC)(FGIC)	5.00%	10/15/2020	A		3,250	3,352,668
Long Beach CA Bd Fin Auth Natural Gas Ser A	5.50%	11/15/2037	A		1,000	965,290
Los Angeles CA Dept of Wtr & Pwr Sys Sub Ser A-1 (FSA)	5.00%	7/1/2015	AAA		1,000	1,160,680
M-S-R Enrg Auth CA Ser C	7.00%	11/1/2034	A		2,000	2,439,840

See Notes to Financial Statements.

Schedule of Investments (continued)

CALIFORNIA TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)		Value
Utilities (continued)
Northern CA Pwr Agy Rev Geothermal Pj No 3 Ser A	5.50%	7/1/2022	A1	$1,985		$2,274,830
Northern CA Pwr Agy Rev Hydroelectronic No 1-C (AG)	5.00%	7/1/2024	AAA	1,760		1,937,707
Riverside CA Elec Rev Issue D (FSA)	5.00%	10/1/2027	AAA	2,550		2,779,118
Sacramento CA Muni Util Dist Ser U (FSA)(b)	5.00%	8/15/2023	AAA	1,920		2,142,835
Sacramento CA Muni Util Dist Ser U (FSA)(b)	5.00%	8/15/2024	AAA	1,540		1,718,732
Sacramento CA Muni Util Dist Ser U (FSA)(b)	5.00%	8/15/2025	AAA	1,540		1,718,732
Sacramento CA Regl Cnty Santn Dist Ser A (NPFGC)(FGIC)	5.25%	12/1/2023	AA	1,500		1,776,210
San Diego CA Pub Facs Fing Auth Sr Ser A	5.25%	5/15/2039	A+	1,500		1,614,825
Santa Margarita-Dana CA Point Auth Wtr Dist Impt Ser 2-3-4 A	5.25%	8/1/2032	AA	2,000		2,162,560
Shasta CA Jt Pwrs Fing Auth Cnty Admin Bldg Pj Ser A (NPFCG)	5.25%	4/1/2023	A	675		701,548
Sthn CA Pub Pwr Auth Pj No 1 Ser A	5.00%	11/1/2033	A	1,000		1,002,750
Sthn CA Pub Pwr Auth Sub Sthn Transmission Ser A	5.00%	7/1/2020	Aa3	1,500		1,722,165

Total						40,974,129

Total Municipal Bonds (cost $195,067,570)						200,746,847

				Shares (000)
SHORT-TERM INVESTMENTS 0.26%

Money Market Mutual Fund 0.00%
Dreyfus General CA Municipal Money Market Fund Class A				–	(g)	26

				Principal Amount (000)

Variable Rate Demand Note 0.26%
CA St Floater Ser DCL 048 (FSA)(e)	0.60%	10/1/2009	AAA	$500		500,000

Total Short-Term Investments (cost $500,026)						500,026

Total Investments in Securities 103.08% (cost $195,567,596)						201,246,873

Liabilities in Excess of Cash and Other Assets(f) (3.08%)						(6,005,351)

Net Assets 100.00%						$195,241,522

See Notes to Financial Statements.

Schedule of Investments (concluded)

CALIFORNIA TAX FREE FUND September 30, 2009

Open Futures Contracts at September 30, 2009:

Type	Expiration	Contracts	Position	Market Value	Unrealized Depreciation
U.S. 30-Year Treasury Bond	December 2009	117	Short	$(14,200,875)	$(310,870)

See Notes to Financial Statements.

Schedule of Investments

CONNECTICUT TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 102.17%

Corporate-Backed 3.93%
CT St Dev Auth Govt Lease (NPFGC)	6.60%	6/15/2014	A	$500	$500,060
New Haven CT Solid Wst Auth	5.375%	6/1/2028	A	1,500	1,613,175
Sprague CT Envr Impt Intl Paper Co Pj Ser A AMT	5.70%	10/1/2021	BBB	900	900,117
Virgin Islands Pub Fin Auth Sr Secd Hovensa Refinery AMT	4.70%	7/1/2022	BBB	2,000	1,830,620

Total					4,843,972

Education 27.95%
CT St Higher Ed Supplement Ln Auth Chesla Ln Pg Ser A	5.05%	11/15/2027	Aa3	800	849,152
CT St Higher Ed Supplement Ln Auth Sr Fam Ed Ln Pg Ser A AMT (NPFGC)	4.80%	11/15/2022	Aa3	1,935	1,892,701
CT St Hlth & Edl Facs Auth (RADIAN)	5.35%	7/1/2031	BBB-	695	638,100
CT St Hlth & Edl Facs Auth Chase Collegiate Sch Ser A (RADIAN)	4.00%	7/1/2019	BBB-	100	87,969
CT St Hlth & Edl Facs Auth Chase Collegiate Sch Ser A (RADIAN)	5.00%	7/1/2027	BBB-	100	89,164
CT St Hlth & Edl Facs Auth CT College Ser G (NPFGC)	4.50%	7/1/2037	A	620	628,054
CT St Hlth & Edl Facs Auth Fairfield Univ Ser M	5.00%	7/1/2026	A-	450	479,466
CT St Hlth & Edl Facs Auth Fairfield Univ Ser N	5.00%	7/1/2026	A-	2,000	2,118,900
CT St Hlth & Edl Facs Auth Fairfield Univ Ser N	5.00%	7/1/2029	A-	2,000	2,108,420
CT St Hlth & Edl Facs Auth Loomis Chaffee Sch Ser F (AMBAC)	4.00%	7/1/2022	A2	95	102,277
CT St Hlth & Edl Facs Auth Norwich Free Academy Ser A (AMBAC)	5.00%	7/1/2034	A2	1,250	1,286,537
CT St Hlth & Edl Facs Auth Quinnipiac Univ Ser H (AMBAC)	5.00%	7/1/2036	A2	1,015	1,041,187
CT St Hlth & Edl Facs Auth Quinnipiac Univ Ser I (NPFGC)	5.00%	7/1/2026	A	3,000	3,122,760
CT St Hlth & Edl Facs Auth Quinnipiac Univ Ser I (NPFGC)	5.00%	7/1/2027	A	1,000	1,038,930
CT St Hlth & Edl Facs Auth Renbrook Sch Ser A (AMBAC)	5.00%	7/1/2030	NR	465	495,341

See Notes to Financial Statements.

Schedule of Investments (continued)

CONNECTICUT TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Education (continued)
CT St Hlth & Edl Facs Auth Renbrook Sch Ser A (AMBAC)	5.00%	7/1/2037	NR	$700	$729,582
CT St Hlth & Edl Facs Auth Salisbury Sch Ser C (AG)(b)	5.00%	7/1/2028	AAA	4,050	4,351,462
CT St Hlth & Edl Facs Auth Salisbury Sch Ser C (AG)(b)	5.00%	7/1/2033	AAA	1,500	1,611,653
CT St Hlth & Edl Facs Auth Salisbury Sch Ser C (AG)(b)	5.00%	7/1/2038	AAA	4,610	4,953,145
CT St Hlth & Edl Facs Auth Trinity College Ser J (NPFGC)	4.25%	7/1/2031	A1	1,000	1,006,510
CT St Hlth & Edl Facs Auth Univ Hartford Ser E (RADIAN)	5.25%	7/1/2032	BBB-	2,900	2,706,599
CT St Hlth & Edl Facs Auth Unref Bal Sacred Hrt Ser C	6.50%	7/1/2016	BBB	210	210,733
CT St Hlth & Edl Facs Auth Yale Univ Ser Z-1	5.00%	7/1/2042	AAA	1,000	1,060,930
Univ of CT Ser A	5.00%	4/1/2018	AA	1,580	1,837,698

Total					34,447,270

General Obligation 23.41%
Bridgeport CT Ser C (NPFGC)(FGIC)	4.75%	8/15/2021	A	1,000	1,002,420
CT St Regl Sch Dist No 5	5.00%	8/15/2019	Aa2	555	645,704
CT St Ser A	5.00%	2/15/2027	AA	1,000	1,125,610
CT St Ser A	5.00%	4/15/2028	AA	2,555	2,837,430
CT St Ser B	4.75%	5/1/2023	AA	1,685	1,840,744
CT St Ser B	4.75%	5/1/2024	AA	2,000	2,168,820
CT St Ser B	5.00%	5/1/2025	AA	2,500	2,764,750
CT St Ser B (AMBAC)	5.25%	6/1/2019	AA	1,370	1,665,139
Hartford CT Ser A (AG)	5.00%	8/15/2028	AAA	1,740	1,919,342
Hartford CT Ser A (AMBAC)	5.00%	8/15/2024	A	1,470	1,607,651
Hartford CT Ser A (AMBAC)	5.00%	8/15/2026	A	1,000	1,085,800
Montville CT	6.70%	6/15/2010	Aa3	575	600,133
New Haven CT (AMBAC)	5.00%	11/1/2020	A-	2,000	2,166,900
New Haven CT Ser A (AG)	4.75%	3/1/2028	AAA	1,145	1,212,463
New Haven CT Unref Bal Ser B (NPFGC)(FGIC)	5.00%	11/1/2019	A-	560	602,017
Northern Mariana Islands Comwlth Ser A	5.00%	6/1/2030	NR	2,485	2,044,757
Puerto Rico Comwlth Cap Apprec Pub Impt	Zero Coupon	7/1/2018	BBB-	2,035	1,270,288

See Notes to Financial Statements.

Schedule of Investments (continued)

CONNECTICUT TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
General Obligation (continued)
Puerto Rico Comwlth Ser A	5.375%	7/1/2033	BBB-	$1,000	$976,970
Puerto Rico Comwlth Unref Bal Pub Impt (FSA)	5.125%	7/1/2030	AAA	945	955,971
Redding CT	6.60%	4/15/2010	Aaa	100	103,309
Territory of Guam Ser A	7.00%	11/15/2039	B+	235	257,645

Total					28,853,863

Healthcare 10.74%
CT St Dev Auth Hlth Facs Alzheimers Res Ctr Inc Pj	5.50%	8/15/2027	NR	1,380	1,049,476
CT St Dev Auth Rev Duncaster Inc Pj (RADIAN)	5.125%	8/1/2022	BBB	235	230,335
CT St Hlth & Edl Facs Auth Bridgeport Hosp Ser A (NPFGC)	6.625%	7/1/2018	A	1,250	1,250,213
CT St Hlth & Edl Facs Auth Catholic Hlth East Ser F (NPFGC)	5.625%	11/15/2020	A1	325	328,390
CT St Hlth & Edl Facs Auth Child Care Facs Pg Ser C (AMBAC)	5.625%	7/1/2029	NR	970	982,309
CT St Hlth & Edl Facs Auth CT College Ser E (NPFGC)	5.00%	7/1/2032	A	1,050	1,090,226
CT St Hlth & Edl Facs Auth Hosp for Spl Care Ser C (RADIAN)	5.25%	7/1/2037	BBB-	1,345	1,189,585
CT St Hlth & Edl Facs Auth William W Backus Hosp Ser G (FSA)	5.00%	7/1/2035	AAA	1,000	1,016,880
CT St Hlth & Edl Facs Auth Yale New Haven Hosp Ser J-1 (AMBAC)	5.00%	7/1/2024	A1	1,715	1,783,463
CT St Hlth & Edl Facs Auth Yale New Haven Hosp Ser J-1 (AMBAC)	5.00%	7/1/2031	A1	3,500	3,571,960
Territory of Guam Oblig Rev Section 30 Ser A	5.75%	12/1/2034	BBB-	720	739,440

Total					13,232,277

Housing 1.22%
CT St Hsg Fin Auth Hsg Mtg Fin Ser F Rmkt AMT (AMBAC)	4.90%	11/15/2035	AAA	1,000	990,060
CT St Hsg Fin Auth Spl Oblig Grp Home Mtg (AMBAC)	5.85%	6/15/2030	NR	500	513,135

Total					1,503,195

Lease Obligations 0.75%
Puerto Rico Comwlth Infrastr Fing Auth Mepsi Campus Pj Ser A	6.25%	10/1/2024	NR	1,000	924,070

See Notes to Financial Statements.

Schedule of Investments (continued)

CONNECTICUT TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Other Revenue 3.16%
CT St Hlth & Edl Facs Auth Child Care Facs Pg Ser F (AG)	5.00%	7/1/2031	AAA	$1,750	$1,860,880
CT St Hlth & Edl Facs Auth Trinity College Ser H (NPFGC)	4.75%	7/1/2023	A+	1,030	1,079,296
Puerto Rico Pub Bldgs Auth Rev Unref Bal Govt Facs Ser D GTD	5.25%	7/1/2036	BBB-	1,000	958,360

Total					3,898,536

Pre-Refunded 9.85%
Bridgeport CT Ser C (FGIC)	5.00%	8/15/2020	A-	500	537,840
CT St Hlth & Edl Facs Auth CT St Univ Sys Ser E (FGIC)	5.00%	11/1/2033	AA	750	839,812
CT St Ser B	5.60%	6/15/2020	Aa3	250	258,468
New Haven CT Ser A ETM (AMBAC)	5.00%	11/1/2021	A-	30	31,584
New Haven CT Ser C ETM (NPFGC)	5.00%	11/1/2021	A	10	11,541
New Haven CT Unref Bal Ser A (AMBAC)	5.00%	11/1/2021	A-	970	1,066,486
Puerto Rico Comwlth Hwy & Transn Auth Ser D (FSA)	5.00%	7/1/2032	AAA	410	455,018
Puerto Rico Elec Pwr Auth Ser II	5.25%	7/1/2031	A3	1,000	1,124,840
Puerto Rico Elec Pwr Auth Ser II (FSA)	5.125%	7/1/2026	AAA	1,925	2,156,038
Puerto Rico Elec Pwr Auth Ser NN (NPFGC)	5.00%	7/1/2032	AAA	1,500	1,707,180
Puerto Rico Pub Fin Corp Comwlth Approp Ser E	5.50%	8/1/2029	Aaa	750	824,903
Univ of CT Rev Student Fee Ser A	6.00%	11/15/2021	AA-	390	418,205
Univ of CT Rev Student Fee Ser A (FGIC)	5.75%	11/15/2020	Aa3	205	219,258
Waterbury CT Ser A (FSA)	5.125%	4/1/2022	AAA	2,250	2,481,682

Total					12,132,855

Special Tax 1.79%
CT St Spl Tax Oblig Transn Infrastr Ser A (AMBAC)	5.00%	8/1/2023	AA	1,500	1,674,465
Georgetown Spl Taxing Dist CT Ser A	5.125%	10/1/2036	NR	985	526,187

Total					2,200,652

Tax Revenue 3.32%
Puerto Rico Sales Tax Fing Corp 1st Sub Ser A	5.25%	8/1/2027	A+	1,000	1,072,910
Puerto Rico Sales Tax Fing Corp Ser A	5.25%	8/1/2057	AA-	1,000	1,035,580
Virgin Islands Pub Fin Auth Rev Gross Rcpts Taxes Ln Nts (NPFGC)(FGIC)	5.00%	10/1/2025	A	1,500	1,514,970

See Notes to Financial Statements.

Schedule of Investments (continued)

CONNECTICUT TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Tax Revenue (continued)
Virgin Islands Pub Fin Auth Rev Matching Fd Ln Diago Ser A	6.75%	10/1/2037	BBB	$440	$465,538

Total					4,088,998

Transportation 0.48%
Puerto Rico Comwlth Hwy & Transn Auth Unref Bal Ser D (FSA)	5.00%	7/1/2032	AAA	590	596,272

Utilities 15.57%
CT St Dev Auth Lt & Pwr B AMT	5.95%	9/1/2028	Baa1	2,550	2,577,030
CT St Dev Auth Solid Wst Disp PSEG Pwr LLC Pj Ser A AMT	5.75%	11/1/2037	Baa1	1,500	1,497,855
CT St Dev Auth Wtr Fac Aquarion Wtr Co of CT Pj AMT (XLCA)	4.70%	7/1/2036	NR	2,000	1,691,080
CT St Dev Auth Wtr Fac Aquarion Wtr Co of CT Pj AMT (XLCA)	5.00%	7/1/2038	NR	3,700	3,268,062
CT St Dev Auth Wtr Fac Bridgeport AMT TCRS (AMBAC)	6.15%	4/1/2035	A	500	501,540
CT St Dev Auth Wtr Fac Wtr Co of CT Pj Ser A AMT (NPFGC)(FGIC)	5.00%	10/1/2040	A	500	453,855
CT St Muni Elec Enrg Cooperative Ser A (AMBAC)	5.00%	1/1/2022	Aa3	1,650	1,837,093
Naugatuck CT Incineration Facs Pj Ser A AMT COP (AMBAC)	5.00%	6/15/2022	A2	250	253,630
Puerto Rico Elec Pwr Auth Ser TT	5.00%	7/1/2037	A3	1,500	1,497,645
Puerto Rico Elec Pwr Auth Ser WW	5.00%	7/1/2028	A3	1,500	1,540,500
South Cent CT Regl Wtr Auth 22nd Ser (FSA)	5.00%	8/1/2038	AAA	2,000	2,116,820
Stamford CT Wtr Pollutn Ctrl Ser A	5.00%	11/15/2032	AA+	1,000	1,046,790
Virgin Islands Wtr & Pwr Auth Ser A	5.00%	7/1/2031	BBB-	1,000	904,070

Total					19,185,970

Total Municipal Bonds (cost $124,321,298)					125,907,930

See Notes to Financial Statements.

Schedule of Investments (concluded)

CONNECTICUT TAX FREE FUND September 30, 2009

Investments	Shares (000)		Value
SHORT-TERM INVESTMENT 0.00%

Money Market Mutual Fund
Dreyfus CT Municipal Cash Management (cost $6)	–	(g)	$6

Total Investments in Securities 102.17% (cost $124,321,304)			125,907,936

Liabilities in Excess of Cash and Other Assets(f) (2.17%)			(2,671,971)

Net Assets 100.00%			$123,235,965

Open Futures Contracts at September 30, 2009:

Type	Expiration	Contracts	Position	Market Value	Unrealized Depreciation
U.S. 30-Year Treasury Bond	December 2009	132	Short	$(16,021,500)	$(351,283)

See Notes to Financial Statements.

Schedule of Investments

HAWAII TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 100.46%

Corporate-Backed 2.26%
HI St Dept Transn Spl Fac Rev Continental Airlines Inc AMT	7.00%	6/1/2020	B	$895	$886,301
Virgin Islands Pub Fin Auth Sr Secd Hovensa Refinery AMT	4.70%	7/1/2022	BBB	2,250	2,059,447

Total					2,945,748

Education 6.56%
HI St Dept Bdgt & Fin Chaminade Univ Honolulu (RADIAN)	4.75%	1/1/2036	BBB-	1,000	798,950
HI St Dept Bdgt & Fin Chaminade Univ Honolulu (RADIAN)	5.00%	1/1/2026	BBB-	100	88,754
HI St Dept Bdgt & Fin Mid Pacific Inst (RADIAN)	4.625%	1/1/2036	BBB-	500	399,625
HI St Dept Bdgt & Fin Mid Pacific Inst (RADIAN)	5.00%	1/1/2026	BBB-	1,000	901,860
Univ of HI Rev Ser A	5.25%	10/1/2034	Aa3	1,000	1,075,640
Univ of HI Rev Ser A	6.00%	10/1/2038	Aa3	1,750	1,991,045
Univ of HI Rev Ser A (NPFGC)	4.125%	10/1/2026	Aa3	1,670	1,676,546
Univ of HI Rev Ser A CR (MBIA)(FSA)	5.00%	7/15/2024	AAA	1,500	1,621,470

Total					8,553,890

General Obligation 34.30%
HI Cnty HI Ser A	5.00%	7/15/2020	AA-	1,150	1,277,500
HI Cnty HI Ser A (NPFGC)(FGIC)	5.60%	5/1/2013	AA-	1,780	2,020,247
HI Cnty HI Ser A (FSA)	5.00%	7/15/2023	AAA	1,000	1,060,600
HI Cnty HI Ser A (NPFGC)	5.00%	7/15/2024	AA-	900	959,283
HI Cnty HI Ser A (NPFGC)	5.25%	7/15/2023	AA-	595	642,314
HI St Ser BZ ETM	6.00%	10/1/2010	AA	500	527,505
HI St Ser BZ ETM	6.00%	10/1/2012	AA	405	464,741
HI St Ser CA (NPFGC)(FGIC)	8.00%	1/1/2013	AA	2,000	2,412,240
HI St Ser CZ (FSA)	5.25%	7/1/2018	AAA	1,000	1,083,660
HI St Ser DE (NPFGC)	5.00%	10/1/2012	AA	1,000	1,112,170
HI St Ser DE (NPFGC)	5.00%	10/1/2024	AA	1,000	1,079,040
HI St Ser DG (AMBAC)	5.00%	7/1/2016	AA	1,000	1,142,040
HI St Ser DI (FSA)	5.00%	3/1/2020	AAA	2,000	2,241,380
HI St Ser DK	5.00%	5/1/2025	AA	3,500	3,913,315
HI St Ser DK	5.00%	5/1/2026	AA	2,500	2,781,450

See Notes to Financial Statements.

Schedule of Investments (continued)

HAWAII TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
General Obligation (continued)
HI St Ser DK	5.00%	5/1/2027	AA	$2,500	$2,765,825
HI St Unref Bal Ser BZ	6.00%	10/1/2012	AA	95	108,439
Honolulu HI City & Cnty Ser A	5.00%	4/1/2026	AA	1,000	1,121,940
Honolulu HI City & Cnty Ser A (FSA)	5.00%	7/1/2021	AAA	1,070	1,228,713
Honolulu HI City & Cnty Ser A (FSA)	5.00%	7/1/2022	AAA	1,525	1,739,827
Honolulu HI City & Cnty Ser A (FSA)	5.00%	7/1/2028	AAA	3,295	3,569,276
Honolulu HI City & Cnty Ser B (FSA)	5.25%	7/1/2017	AAA	1,500	1,767,750
Honolulu HI City & Cnty Ser B (NPFGC)	5.00%	7/1/2018	AA	1,000	1,133,420
Honolulu HI City & Cnty Ser D (NPFGC)	5.00%	7/1/2023	AA	2,000	2,227,200
Kauai Cnty HI Ser A (NPFGC)(FGIC)	5.00%	8/1/2026	AA-	250	264,720
Kauai Cnty HI Ser A (NPFGC)(FGIC)	5.00%	8/1/2029	AA-	1,000	1,047,190
Kauai Cnty HI Unref Bal Ser A (NPFGC)	5.50%	8/1/2021	AA-	1,630	1,716,814
Maui Cnty HI (NPFGC)	5.00%	3/1/2025	AA	1,000	1,078,880
Maui Cnty HI Ser A (NPFGC)	5.00%	7/1/2023	AA	1,040	1,140,724
Northern Mariana Islands Comwlth Ser A	5.00%	6/1/2030	NR	995	818,726
Territory of Guam Ser A	7.00%	11/15/2039	B+	235	257,645

Total					44,704,574

Healthcare 3.36%
HI St Dept Bdgt & Fin Kahala Nui Pj Ser A	6.75%	11/15/2009	NR	500	501,795
HI St Dept Bdgt & Fin Kahala Nui Pj Ser A	7.875%	11/15/2023	NR	500	545,710
HI St Dept Bdgt & Fin Kahala Nui Pj Ser A	8.00%	11/15/2033	NR	100	109,018
HI St Dept Bdgt & Fin Spl Purp Linked Ctfs	6.40%	7/1/2013	BBB+	1,240	1,304,964
Kuakini HI Hlth Sys Spl Purp Ser A	6.30%	7/1/2022	BBB-	1,000	1,010,620
Puerto Rico Indl Tourist Edl Med & Envr Ctrl Facs Fing Auth Hosp Auxilio Mutuo Oblig Grp Ser A (NPFGC)	6.25%	7/1/2024	A	150	150,021
Territory of Guam Oblig Rev Section 30 Ser A	5.75%	12/1/2034	BBB-	740	759,980

Total					4,382,108

Housing 2.68%
HI St Hsg Fin & Dev Corp Rent Hsg Sys Ser B Rmkt (FSA)	6.50%	7/1/2033	Aa3	2,000	2,212,620
HI St Hsg Fin & Dev Corp Sing Fam Mtg Ser B (FNMA)	5.30%	7/1/2028	AAA	725	728,647
HI St Hsg Fin & Dev Corp Sing Fam Mtg Ser B (FNMA)	5.45%	7/1/2017	AAA	555	556,143

Total					3,497,410

See Notes to Financial Statements.

Schedule of Investments (continued)

HAWAII TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Lease Obligations 2.34%
HI St Dept Hawaiian Home Lands Kapolei Office Fac Ser A (FSA)	5.00%	11/1/2031	Aa3	$1,000	$1,054,110
Puerto Rico Comwlth Infrastr Fing Auth Mepsi Campus Pj Ser A	6.25%	10/1/2024	NR	1,000	924,070
Puerto Rico Pub Bldgs Auth Rev Govt Facs Ser P GTD	6.50%	7/1/2030	BBB-	1,000	1,072,180

Total					3,050,360

Other Revenue 0.39%
HI St No 1 Cap Dist St Office COP (NPFGC)	5.50%	5/1/2020	A	500	509,840

Pre-Refunded 14.48%
HI Cnty HI Ser A (FGIC)	5.50%	7/15/2017	A+	1,045	1,132,675
HI St Arpts Sys Rev 2nd Ser CR AMT ETM (FSA)	6.90%	7/1/2012	A	635	669,989
Honolulu HI City & Cnty Brd Wtr Supply (FSA)	5.25%	7/1/2031	AAA	100	108,049
Honolulu HI City & Cnty Ser A (FSA)	5.125%	9/1/2021	AAA	600	649,092
Honolulu HI City & Cnty Wtr ETM TCRS (FGIC)	6.00%	12/1/2015	Aa2	1,000	1,240,370
Kauai Cnty HI Ser A (FGIC)	6.125%	8/1/2024	AA-	580	607,225
Kauai Cnty HI Ser A (NPFGC)	5.50%	8/1/2021	AA-	865	941,033
Maui Cnty HI Ser A (FGIC)	6.10%	3/1/2020	AA	500	516,735
Maui Cnty HI Ser A (NPFGC)	5.00%	3/1/2022	AA	750	823,388
Puerto Rico Comwlth Hwy & Transn Auth Ser D	5.25%	7/1/2038	AAA	1,000	1,110,790
Puerto Rico Comwlth Hwy & Transn Auth Ser D	5.75%	7/1/2041	AAA	3,000	3,372,690
Puerto Rico Comwlth Hwy & Transn Auth Ser Y	5.50%	7/1/2036	Aaa	1,000	1,221,010
Puerto Rico Comwlth Hwy & Transn Auth Ser Y (IBC)(NPFGC)	5.50%	7/1/2036	A	250	305,253
Puerto Rico Comwlth Infrastr Fing Auth Ser A	5.375%	10/1/2024	AAA	300	317,952
Puerto Rico Comwlth Infrastr Fing Auth Ser A	5.50%	10/1/2032	AAA	200	212,214
Puerto Rico Pub Bldgs Auth Rev Govt Facs Ser D	5.25%	7/1/2036	BBB-	1,465	1,614,752
Univ of HI Univ Sys Rev Ser A (FGIC)	5.125%	7/15/2032	Aa3	1,100	1,223,024

See Notes to Financial Statements.

Schedule of Investments (continued)

HAWAII TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Pre-Refunded (continued)
Univ of HI Univ Sys Rev Ser A (FGIC)	5.50%	7/15/2029	Aa3	$2,500	$2,805,200

Total					18,871,441

Special Tax 4.28%
HI St Dept Hawaiian Home Lands	5.875%	4/1/2034	A2	3,000	3,177,780
Puerto Rico Comwlth Infrastr Fing Auth Ser B	5.00%	7/1/2046	BBB+	1,000	902,570
Puerto Rico Comwlth Infrastr Fing Auth Ser C (AMBAC)	5.50%	7/1/2028	BBB+	1,475	1,497,346

Total					5,577,696

Tax Revenue 3.49%
Puerto Rico Sales Tax Fing Corp 1st Sub Ser A	5.25%	8/1/2027	A+	1,500	1,609,365
Puerto Rico Sales Tax Fing Corp Ser A	5.25%	8/1/2057	AA-	1,000	1,035,580
Virgin Islands Pub Fin Auth Rev Gross Rcpts Taxes Ln Nts (NPFGC)(FGIC)	4.25%	10/1/2029	A	500	432,170
Virgin Islands Pub Fin Auth Rev Gross Rcpts Taxes Ln Nts (NPFGC)(FGIC)	5.00%	10/1/2025	A	1,000	1,009,980
Virgin Islands Pub Fin Auth Rev Matching Fd Ln Diago Ser A	6.75%	10/1/2037	BBB	440	465,538

Total					4,552,633

Transportation 8.46%
HI St Hrbr Sys Rev Ser A AMT (FSA)	5.00%	1/1/2031	AAA	2,000	1,916,520
HI St Hrbr Sys Rev Ser A AMT (FSA)	5.25%	1/1/2027	AAA	1,450	1,468,328
HI St Hwy Rev	5.00%	1/1/2019	AA+	1,000	1,176,180
HI St Hwy Rev Ser A (FSA)	5.00%	7/1/2023	AAA	2,000	2,151,420
Puerto Rico Comwlth Hwy & Transn Auth (AG)(FSA)	5.50%	7/1/2025	AAA	2,000	2,319,720
Puerto Rico Comwlth Hwy & Transn Auth Ser CC (FSA)	5.25%	7/1/2033	AAA	1,000	1,100,900
Puerto Rico Comwlth Hwy & Transn Auth Ser M	5.00%	7/1/2046	BBB	1,000	876,260
Puerto Rico Comwlth Hwy & Transn Auth Sub St Infrastr Bk	5.00%	7/1/2022	BBB-	20	20,066

Total					11,029,394

Utilities 17.86%
HI St Dept Bdgt & Fin Elec Co & Subs Ser A AMT (FGIC)	4.80%	1/1/2025	Baa1	1,000	954,130

See Notes to Financial Statements.

Schedule of Investments (concluded)

HAWAII TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Utilities (continued)
HI St Dept Bdgt & Fin Hawaiian Elec Co Ser A AMT (FGIC)	4.65%	3/1/2037	Baa1	$1,000	$866,390
HI St Dept Bdgt & Fin Hawaiian Elec Co Ser B AMT (FGIC)	4.60%	5/1/2026	Baa1	1,500	1,388,205
Honolulu HI City & Cnty Brd Wtr Supply Ser B AMT (NPFGC)	5.25%	7/1/2021	AA	1,335	1,325,655
Honolulu HI City & Cnty Wst Wtr 2nd Bd Resolution Jr Ser A (FSA)(b)	5.00%	7/1/2032	AAA	10,000	10,574,900
Honolulu HI City & Cnty Wst Wtr Sr Ser A (NPFGC)(FGIC)	5.00%	7/1/2024	AA-	2,745	2,957,271
Kauai Cnty HI Ser A (NPFGC)(FGIC)	5.00%	8/1/2028	AA-	1,000	1,050,900
Puerto Rico Comwlth Aqueduct & Swr Auth Sr Lien Ser A (AG)	5.00%	7/1/2028	AAA	1,000	1,060,200
Puerto Rico Comwlth Aqueduct & Swr Auth Sr Lien Ser A (AG)	5.125%	7/1/2047	AAA	1,000	1,020,750
Puerto Rico Elec Pwr Auth Ser TT	5.00%	7/1/2032	A3	1,000	1,013,370
Virgin Islands Wtr & Pwr Auth Ser A	5.00%	7/1/2027	BBB-	555	524,974
Virgin Islands Wtr & Pwr Auth Ser A	5.00%	7/1/2031	BBB-	600	542,442

Total					23,279,187

Total Investments in Municipal Bonds 100.46% (cost $125,991,632)					130,954,281

Liabilities in Excess of Cash and Other Assets(f) (0.46%)					(593,443)

Net Assets 100.00%					$130,360,838

Open Futures Contracts at September 30, 2009:

Type	Expiration	Contracts	Position	Market Value	Unrealized Depreciation
U.S. 30-Year Treasury Bond	December 2009	113	Short	$(13,715,375)	$(304,131)

See Notes to Financial Statements.

Schedule of Investments

MISSOURI TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 97.40%

Corporate-Backed 2.35%
MO St Dev Fin Brd Solid Wst Disp Procter & Gamble Paper Prods AMT	5.20%	3/15/2029	AA-	$1,150	$1,215,182
MO St Envr Impt & Enrg Res Auth KC Pwr & Lt Co Pj AMT	4.90%	5/1/2038	Baa1	1,500	1,467,855
Virgin Islands Pub Fin Auth Sr Secd Hovensa Refinery AMT	4.70%	7/1/2022	BBB	1,500	1,372,965

Total					4,056,002

Education 5.10%
Curators Univ MO Sys Facs Rev Ser A	5.00%	11/1/2017	AA	400	470,764
Curators Univ MO Sys Facs Rev Ser A	5.00%	11/1/2023	AA	2,000	2,245,200
Lincoln Univ MO Aux Sys (AG)	5.00%	6/1/2027	AAA	500	542,965
Lincoln Univ MO Aux Sys (AG)	5.125%	6/1/2037	AAA	1,250	1,324,963
MO St Hlth & Edl Facs Auth Washington Univ Ser A	5.00%	2/15/2022	AAA	600	656,508
MO St Hlth & Edl Facs Auth Washington Univ Ser A	5.00%	2/15/2033	AAA	3,000	3,110,520
MO St Hlth & Edl Facs Auth Washington Univ Ser A	5.25%	3/15/2018	AAA	375	453,064

Total					8,803,984

General Obligation 5.60%
Jackson Cnty MO Reorg Sch Dist No 7 Sch Bldg (NPFGC)	5.25%	3/1/2022	Aa2	1,000	1,132,700
Northern Mariana Islands Comwlth Ser B	5.00%	10/1/2033	NR	2,500	1,983,675
Puerto Rico Comwlth Pub Impt Ser A (IBC)(NPFGC)	5.50%	7/1/2029	A	1,000	1,013,170
St. Louis Cnty MO Lindbergh Sch Dist No R-8 Cap Apprec (NPFGC)	Zero Coupon	3/1/2018	AA	2,080	1,598,126
St. Louis Cnty MO Pkwy C-2 Sch Dist Ser A	5.00%	3/1/2024	AAA	3,320	3,613,488
Territory of Guam Ser A	7.00%	11/15/2039	B+	300	328,908

Total					9,670,067

Healthcare 14.64%
Boone Cnty MO Boone Hosp Ctr Rev	5.75%	8/1/2028	A3	1,500	1,598,070
Cape Girardeau Cnty MO Indl Dev Auth St. Francis Med Ctr	5.75%	6/1/2039	A+	1,000	1,070,260

See Notes to Financial Statements.

Schedule of Investments (continued)

MISSOURI TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Healthcare (continued)
Cape Girardeau Cnty MO Indl Dev Auth Unref Bal Southeast MO Hosp	5.75%	6/1/2032	BBB+	(c)	$260	$256,415
Cass Cnty MO Hosp Rev	5.625%	5/1/2038	BBB-	(c)	1,500	1,337,550
Hannibal MO Indl Dev Auth Hlth Facs	5.00%	3/1/2022	BBB+		835	794,887
Joplin MO Indl Dev Auth Freeman Hlth Sys Pj	5.75%	2/15/2035	BBB+		2,500	2,450,775
MO St Hlth & Edl Facs Auth BJC Hlth Sys	5.25%	5/15/2032	AA		5,000	5,175,700
MO St Hlth & Edl Facs Auth Cox Hlth	5.50%	11/15/2039	A2		2,000	2,063,480
MO St Hlth & Edl Facs Auth Sr Living Facs Lutheran Ser A	5.375%	2/1/2035	A-	(c)	3,680	3,302,947
MO St Hlth & Edl Facs Auth SSM Hlthcare Ser A	5.00%	6/1/2028	AA-		2,000	2,098,700
MO St Hlth & Edl Facs Auth St. Luke’s Hlth Ser 2005A (FSA)	5.50%	11/15/2028	AAA		1,850	2,131,774
St. Genevieve Cnty MO Hosp Rev Ser B	5.00%	3/1/2032	NR		1,510	1,112,372
St. Louis Cnty MO Indl Dev Auth St. Andrew’s Res for Srs Ser A	6.375%	12/1/2041	NR		1,000	884,680
Territory of Guam Oblig Rev Section 30 Ser A	5.75%	12/1/2034	BBB-		960	985,920

Total						25,263,530

Housing 4.03%
MO St Hsg Dev Commn Mtg Cap Apprec Sing Fam Hsg Ser E-1 AMT (GNMA/FNMA)	Zero Coupon	3/1/2029	AAA		420	142,456
MO St Hsg Dev Commn Rev Multi Fam Hsg Ashley Pk 2 AMT (FHA)	4.875%	7/1/2037	AA		1,500	1,405,710
MO St Hsg Dev Commn Rev Multi Fam Hsg Meadow Ridge 1 AMT (FHA)	4.875%	7/1/2030	AA		530	510,210
MO St Hsg Dev Commn Rev Multi Fam Hsg Metro Vlg 5 AMT (FHA)	4.75%	7/1/2021	AA		615	613,862
MO St Hsg Dev Commn Sing Fam Mtg Hmownrship Ln Pg A-1 AMT (GNMA/FNMA/FHLMC)	5.70%	9/1/2038	AAA		1,670	1,719,983
MO St Hsg Dev Commn Sing Fam Mtg Hmownrship Ln Pg A-1 AMT (GNMA/FNMA)	5.90%	9/1/2035	AAA		515	528,622
MO St Hsg Dev Commn Sing Fam Mtg Hmownrship Ln Pg B AMT (GNMA/FNMA)	4.70%	9/1/2026	AAA		1,615	1,576,272

See Notes to Financial Statements.

Schedule of Investments (continued)

MISSOURI TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Housing (continued)
MO St Hsg Dev Commn Sing Fam Mtg Hmownrship Ln Pg B-1 AMT (GNMA/FNMA)	5.375%	9/1/2022	AAA	$460	$456,964

Total					6,954,079

Lease Obligations 13.76%
Cape Girardeau Cnty MO Bldg Corp Jackson R-II Sch Dist HS Pj (NPFGC)	5.25%	3/1/2026	A	1,000	1,091,220
Grandview MO COP (NPFGC)(FGIC)	5.00%	1/1/2027	A3	1,700	1,735,513
Jackson Cnty MO Pub Bldg Corp Cap Impts Pj	5.00%	12/1/2029	Aa3	1,500	1,587,090
Jackson Cnty MO Pub Bldg Corp Cap Impts Pj Ser A (NPFGC)	5.00%	12/1/2018	Aa3	1,385	1,551,712
Jackson Cnty MO Pub Bldg Corp Cap Impts Pj Ser B	5.00%	12/1/2031	Aa3	1,000	1,064,840
Jackson Cnty MO Spl Oblig Harry S. Truman Sports Complex (AMBAC)	5.00%	12/1/2021	AA-	2,000	2,133,540
Kansas City MO Metro Jr College Dist Lease COP	5.00%	7/1/2028	Aa3	3,500	3,714,025
Kansas City MO Spl Fac Rev MCI Overhaul Base Pj Ser G AMT	4.50%	9/1/2026	AA-	585	518,222
MO St Dev Fin Brd Cultural Facs Nelson Gallery Fndtn Ser A (NPFGC)	5.00%	12/1/2030	AA-	3,300	3,385,866
MO St Dev Fin Brd Infrastr Branson Landing Pj Ser A	5.00%	6/1/2035	A	1,220	1,111,627
Puerto Rico Pub Bldgs Auth Rev Govt Facs Ser P GTD	6.50%	7/1/2030	BBB-	1,000	1,072,180
Puerto Rico Pub Bldgs Auth Rev Unref Bal Govt Facs I GTD	5.25%	7/1/2033	BBB-	2,465	2,415,651
Springfield MO Spl Oblig Heers Garage Pj Ser B	4.50%	11/1/2027	A1	500	507,085
St. Louis MO Muni Fin Corp (FSA)	5.00%	2/15/2023	AAA	1,675	1,855,699

Total					23,744,270

Other Revenue 12.79%
Kansas City MO Muni Assistance Corp Leaseholder Ser A	5.125%	3/1/2019	A2	1,100	1,110,010
Kansas City MO Spl Oblig East Vlg Pj Ser B (AG)	5.00%	4/15/2024	AAA	1,000	1,113,660
Kansas City MO Spl Oblig East Vlg Pj Ser B (AG)	5.00%	4/15/2025	AAA	1,860	2,056,937

See Notes to Financial Statements.

Schedule of Investments (continued)

MISSOURI TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Other Revenue (continued)
MO St Brd of Pub Bldgs Spl Ser A	5.00%	10/15/2027	AA+	$7,500	$7,950,975
MO St Dev Fin Brd Cultural Facs Ser B	5.00%	6/1/2037	AAA	3,000	3,171,660
MO St Dev Fin Brd Infrastr Independence Crackerneck Creek	5.00%	3/1/2028	A+	1,000	1,007,030
MO St Dev Fin Brd Midwest Resh Instl Pj	4.50%	11/1/2027	Baa2	1,000	794,530
MO St Dev Fin Brd Midwest Resh Instl Pj	5.00%	11/1/2022	Baa2	1,000	902,670
MO St Hlth & Edl Facs Auth SSM Hlth 2008 Ser B (AMBAC)	5.25%	6/1/2021	AA-	235	254,317
MO St Hlth & Edl Facs Auth Unref Bal SSM Hlth 2008 Ser B (AMBAC)	5.25%	6/1/2021	AA-	1,470	1,516,187
St. Louis MO Indl Dev Auth Rev Confluence Academy Pj Ser A	5.25%	6/15/2025	NR	575	458,781
St. Louis MO Indl Dev Auth Rev Confluence Academy Pj Ser A	5.35%	6/15/2032	NR	1,000	747,220
St. Louis MO Indl Dev Auth Rev Convtn Ctr Hotel (AMBAC)	Zero Coupon	7/15/2020	NR	2,000	987,540

Total					22,071,517

Pre-Refunded 7.08%
Bowling Green MO Sch Dist No R-I (NPFGC)	5.85%	3/1/2020	NR	1,000	1,022,270
Cape Girardeau Cnty MO Indl Dev Auth Southeast MO Hosp	5.75%	6/1/2032	NR	1,340	1,495,869
MO St Hlth & Edl Facs Auth Washington Univ Ser A	6.00%	3/1/2030	Aaa	850	877,931
MO St Hlth & Edl Facs Auth Washington Univ Ser B	5.00%	3/1/2030	AAA	1,800	1,835,424
MO St Hlth & Edl Facs Auth Webster Univ (NPFGC)	5.25%	4/1/2021	Baa1	2,000	2,015,340
Puerto Rico Comwlth Hwy & Transn Auth Ser D	5.75%	7/1/2041	AAA	1,000	1,124,230
Puerto Rico Pub Bldgs Auth Rev Govt Facs I GTD	5.25%	7/1/2033	NR	35	40,100
St. Louis MO Arpt Rev Dev Pg Ser A (NPFGC)	5.25%	7/1/2031	AAA	2,000	2,153,720
St. Louis MO Muni Fin Corp Lease Carnahan Courthouse Ser A (FGIC)	5.125%	2/15/2027	NR	1,500	1,642,905

Total					12,207,789

See Notes to Financial Statements.

Schedule of Investments (continued)

MISSOURI TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Special Tax 3.00%
Branson Hills MO Infrastr Facs Cmnty Impt Dist Ser A	5.50%	4/1/2027	NR	$1,375	$1,130,346
Howard Bend MO Levee Dist Impt	4.40%	3/1/2026	BBB	1,000	964,810
Kansas City MO Tax Incr Maincor Pj Ser A	5.25%	3/1/2018	NR	500	470,775
Osage Beach MO Tax Incr Prewitts Pt Pj	5.00%	5/1/2023	NR	1,000	782,860
Riverside Quindaro Bend Levee Dist MO Ser L 385 Pj (RADIAN)	5.00%	3/1/2017	BBB	795	802,306
Stone Canyon Cmnty Impt Dist MO Pub Infrastr Impt Pj	5.75%	4/1/2027	NR	1,300	1,021,969

Total					5,173,066

Tax Revenue 4.20%
Puerto Rico Sales Tax Fing Corp 1st Sub Ser A	5.25%	8/1/2027	A+	2,000	2,145,820
Puerto Rico Sales Tax Fing Corp Ser A	5.25%	8/1/2057	AA-	775	802,574
St. Louis MO Muni Fin Corp (AMBAC)	5.00%	2/15/2037	NR	4,000	3,805,280
Virgin Islands Pub Fin Auth Rev Matching Fd Ln Diago Ser A	6.75%	10/1/2037	BBB	465	491,989

Total					7,245,663

Transportation 5.76%
MO St Hwys & Transn Commn 1st Lien Ser B	5.00%	5/1/2022	AAA	2,500	2,799,350
MO St Hwys & Transn Commn 2nd Lien	5.25%	5/1/2021	AAA	3,500	4,042,640
St. Louis MO Arpt Rev Lambert Intl Arpt Ser A (FSA)	5.00%	7/1/2025	AAA	2,000	2,041,000
St. Louis MO Arpt Rev Lambert Intl Arpt Ser A-1	6.25%	7/1/2029	A	1,000	1,055,870

Total					9,938,860

Utilities 19.09%
Carroll Cnty MO Pub Wtr Supply Dist No 1	6.00%	3/1/2039	A	1,000	1,108,400
Kansas City MO Santn Swr Sys Rev Ser A	5.25%	1/1/2034	AA	1,000	1,082,040
Kansas City MO Wtr Rev Ser A	5.25%	12/1/2032	AA+	1,000	1,085,400
Metro St. Louis MO Swr Dist Ser A	5.75%	5/1/2038	AA+	1,760	2,036,566
Metro St. Louis MO Swr Dist Ser A (NPFGC)	5.00%	5/1/2034	AA+	2,000	2,081,900
MO Jt Muni Elec Util Commn Iatan 2 Pj Ser A (AMBAC)	5.00%	1/1/2034	A3	1,000	988,840
MO Jt Muni Elec Util Commn Iatan 2 Pj Ser A	6.00%	1/1/2039	A3	2,000	2,132,640
MO Jt Muni Elec Util Commn Plum Point Pj (NPFGC)	5.00%	1/1/2034	A	5,000	4,776,500

See Notes to Financial Statements.

Schedule of Investments (concluded)

MISSOURI TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Utilities (continued)
MO Jt Muni Elec Util Commn Ser A (AMBAC)	5.00%	1/1/2023	A3	$3,000	$3,202,320
MO St Envr Impt & Enrg Res Auth Amer Wtr Co Pj AMT (AMBAC)	4.60%	12/1/2036	Baa1	1,000	839,220
MO St Envr Impt & Enrg Res Auth Union Elec Co Pj AMT	5.45%	10/1/2028	A3	2,475	2,389,860
MO St Envr Impt & Enrg Res Auth Unref Bal St Revolving B	7.20%	7/1/2016	Aaa	1,060	1,065,014
MO St Envr Impt & Enrg Res Auth Unref Bal St Revolving D	5.90%	1/1/2019	Aaa	240	240,847
MO St Envr Impt & Enrg Res Auth Unref Bal St Revolving E	5.625%	7/1/2016	Aaa	220	220,728
Puerto Rico Comwlth Aqueduct & Swr Auth Sr Lien Ser A (AG)	5.125%	7/1/2047	AAA	1,000	1,020,750
Puerto Rico Elec Pwr Auth Ser RR (XLCA)	5.00%	7/1/2025	A3	1,000	1,036,230
Puerto Rico Elec Pwr Auth Ser TT	5.00%	7/1/2032	A3	2,500	2,533,425
Puerto Rico Elec Pwr Auth Ser WW	5.00%	7/1/2028	A3	1,500	1,540,500
St. Charles Cnty MO Pub Wtr Dist No 2 Pj Ser A COP (NPFGC)	5.125%	12/1/2027	Baa1	1,500	1,516,200
St. Joseph MO Indl Dev Auth Swr Sys Impts Pj	5.00%	4/1/2027	A	1,325	1,384,705
Virgin Islands Wtr & Pwr Auth Ser A	5.00%	7/1/2031	BBB-	730	659,971

Total					32,942,056

Total Investments in Municipal Bonds 97.40% (cost $165,947,257)					168,070,883

Cash and Other Assets in Excess of Liabilities(f) 2.60%					4,478,065

Net Assets 100.00%					$172,548,948

Open Futures Contracts at September 30, 2009:

Type	Expiration	Contracts	Position	Market Value	Unrealized Depreciation
U.S. 30-Year Treasury Bond	December 2009	106	Short	$(12,865,750)	$(282,759)

See Notes to Financial Statements.

Schedule of Investments

NEW JERSEY TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 98.34%

Corporate-Backed 6.05%
Bayonne NJ Redev Agy Royal Caribbean Pj Ser A AMT	5.375%	11/1/2035	BB-	$750	$424,620
NJ Econ Dev Auth Amer Wtr Co Inc Ser B AMT (NPFGC)FGIC)	5.375%	5/1/2032	NR	5,000	4,776,550
NJ Econ Dev Auth Kapkowski Rd Landfill Pj	6.50%	4/1/2028	Baa3	675	616,214
NJ Econ Dev Auth Spl Fac Continental Airlines Inc Pj AMT	5.50%	4/1/2028	B3	320	216,333
NJ Econ Dev Auth Spl Fac Continental Airlines Inc Pj AMT	6.25%	9/15/2029	B	1,000	907,040
Virgin Islands Pub Fin Auth Sr Secd Hovensa Refinery AMT	4.70%	7/1/2022	BBB	1,000	915,310

Total					7,856,067

Education 17.21%
NJ Econ Dev Auth Sch Facs Constr Ser O	5.25%	3/1/2025	AA-	1,085	1,159,550
NJ Econ Dev Auth Sch Facs Constr Ser P	5.25%	9/1/2026	AA-	1,000	1,070,020
NJ St Edl Facs Auth College of NJ Ser D (FSA)	5.00%	7/1/2028	AAA	3,000	3,251,460
NJ St Edl Facs Auth Georgian Court Univ Ser D	5.25%	7/1/2037	BBB+	750	763,298
NJ St Edl Facs Auth Kean Univ Ser D (NPFGC)(FGIC)	5.00%	7/1/2032	A	500	513,850
NJ St Edl Facs Auth Montclair St Univ Ser J	5.00%	7/1/2029	A2	2,000	2,115,900
NJ St Edl Facs Auth Rev William Paterson Univ Ser E (XLCA)	5.00%	7/1/2027	A2	2,500	2,571,300
NJ St Edl Facs Auth Rider Univ Ser C (RADIAN)	4.70%	7/1/2027	Baa1	1,000	941,350
NJ St Edl Facs Auth Rowan Univ Ser B (AG)	5.00%	7/1/2027	AAA	1,725	1,862,948
NJ St Edl Facs Auth Seton Hall Univ Ser E	6.00%	7/1/2028	A	2,400	2,713,512
NJ St Edl Facs Auth Stevens Inst Tech Ser A	5.00%	7/1/2034	BBB+	1,000	1,020,500
NJ St Edl Facs Auth Univ Med & Dentistry Ser B	7.50%	12/1/2032	Baa2	1,000	1,143,340
NJ St Higher Ed Student Assist Auth Ser A AMT (NPFGC)	6.15%	6/1/2019	A	465	471,664
Rutgers St Univ NJ Ser F	5.00%	5/1/2031	AA	2,500	2,734,575

Total					22,333,267

See Notes to Financial Statements.

Schedule of Investments (continued)

NEW JERSEY TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
General Obligation 12.82%
Essex Cnty NJ Impt Auth Pj Cons GTD (AMBAC)	5.25%	12/15/2018	A1	$2,000	$2,343,380
Gloucester Cnty NJ Impt Auth Cnty Ln Cnty Cap Pg GTD	5.00%	4/1/2028	AA+	2,500	2,763,675
Irvington Twp NJ Gen Impt	5.00%	1/1/2021	A1	1,410	1,602,310
Millburn Twp NJ Brd Ed	5.35%	7/15/2018	Aa1	1,050	1,281,725
Millburn Twp NJ Brd Ed	5.35%	7/15/2019	Aa1	250	307,555
Montville Twp NJ Fire Dist No 2	5.25%	7/15/2016	A3	410	459,598
Newark NJ Hsg Auth Rev South Ward Police Fac (AG)	6.75%	12/1/2038	Aa2	750	855,390
NJ St Equip Lease Purchase Ser A COP	5.25%	6/15/2029	AA-	1,000	1,070,510
Northern Mariana Islands Comwlth Ser B	5.00%	10/1/2033	NR	2,500	1,983,675
Paterson NJ (FSA)	5.00%	6/15/2020	Aa3	900	965,700
Pohatcong Twp NJ Sch Dist (FSA)	5.25%	7/15/2026	AAA	1,335	1,642,023
Puerto Rico Comwlth Pub Impt CR (FSA)	4.50%	7/1/2023	AAA	1,000	1,003,260
Puerto Rico Comwlth Unref Bal Pub Impt Ser A	5.25%	7/1/2030	BBB-	190	190,410
Rahway NJ (FSA)	4.125%	12/15/2026	Aa3	5	5,210
Territory of Guam Ser A	7.00%	11/15/2039	B+	140	153,490

Total					16,627,911

Healthcare 26.29%
Burlington Cnty NJ Bridge Commn The Evergreens Pj	5.625%	1/1/2038	NR	1,000	890,910
Camden Cnty NJ Impt Auth Cooper Hlth Sys Oblig Grp A	5.00%	2/15/2035	BBB	760	611,192
NJ Econ Dev Auth First Mtg Seashore Gardens Pj	5.30%	11/1/2026	NR	500	391,805
NJ Econ Dev Auth First Mtg Seashore Gardens Pj	5.375%	11/1/2036	NR	1,000	737,040
NJ Econ Dev Auth Masonic Charity Fndtn Pj	6.00%	6/1/2025	A-	1,000	1,040,880
NJ Econ Dev Auth Seabrook Vlg Inc Fac	5.25%	11/15/2036	NR	1,500	1,185,975
NJ Hlthcare Facs Fing Auth AHS Hosp Corp Ser A	5.00%	7/1/2027	A1	2,000	2,039,580
NJ Hlthcare Facs Fing Auth Atlanticare Regl Med Ctr	5.00%	7/1/2037	A+	1,000	1,003,740
NJ Hlthcare Facs Fing Auth Cap Hlth Sys Oblig Grp Ser A	5.375%	7/1/2033	Baa1	2,000	2,260,460
NJ Hlthcare Facs Fing Auth Hackensack Univ Med Ctr (AG)	5.25%	1/1/2031	Aa2	2,100	2,243,052

See Notes to Financial Statements.

Schedule of Investments (continued)

NEW JERSEY TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Healthcare (continued)
NJ Hlthcare Facs Fing Auth Holy Name Hosp	5.00%	7/1/2036	Baa2		$1,700	$1,419,653
NJ Hlthcare Facs Fing Auth Hosp Asset Transformation Pg Ser A	5.00%	10/1/2028	AA-		5,000	5,247,250
NJ Hlthcare Facs Fing Auth Hosp Asset Transformation Pg Ser A	5.75%	10/1/2031	AA-		1,250	1,357,825
NJ Hlthcare Facs Fing Auth Hunterdon Med Ctr Ser A	5.25%	7/1/2025	A-		600	614,304
NJ Hlthcare Facs Fing Auth Robert Wood Johnson Univ Hosp	5.75%	7/1/2031	A2		3,000	3,016,290
NJ Hlthcare Facs Fing Auth Somerset Med Ctr	5.50%	7/1/2033	Ba2		1,130	831,578
NJ Hlthcare Facs Fing Auth St. Joseph’s Hlthcare Sys	6.625%	7/1/2038	BBB-		1,000	1,029,580
NJ Hlthcare Facs Fing Auth St. Peter’s Univ Hosp Oblig	5.25%	7/1/2021	Baa2		1,000	1,011,090
NJ Hlthcare Facs Fing Auth Trinitas Hosp Oblig Grp Ser A	4.75%	7/1/2024	BBB-		1,000	866,370
NJ Hlthcare Facs Fing Auth Trinitas Hosp Oblig Grp Ser A	5.25%	7/1/2030	BBB-		1,000	852,560
NJ Hlthcare Facs Fing Auth Virtua Hlth	5.75%	7/1/2033	A		2,500	2,605,750
Puerto Rico Indl Tourist Edl Med & Envr Ctrl Facs Fing Auth Hosp Auxilio Mutuo Oblig Grp Ser A (NPFGC)	6.25%	7/1/2024	A		1,000	1,000,140
Puerto Rico Indl Tourist Edl Med & Envr Ctrl Facs Fing Auth Hosp de la Concepcion Ser A	6.125%	11/15/2025	Aa1		415	430,235
Puerto Rico Indl Tourist Edl Med & Envr Ctrl Facs Fing Auth Hosp de la Concepcion Ser A	6.125%	11/15/2030	Aa1		1,000	1,034,940
Territory of Guam Oblig Rev Section 30 Ser A	5.75%	12/1/2034	BBB-		375	385,125

Total						34,107,324

Housing 2.03%
NJ Econ Dev Auth Cranes Mill Pj Ser A	5.00%	6/1/2015	BBB-	(c)	715	679,765
NJ St Hsg & Mtg Fin Agy Sing Fam Hsg Ser T AMT	4.625%	10/1/2027	AA		2,000	1,886,300
Virgin Islands Hsg Fin Auth Sing Fam Mtg Bkd Secs Pg Ser A AMT (GNMA)	6.50%	3/1/2025	NR		65	65,395

Total						2,631,460

See Notes to Financial Statements.

Schedule of Investments (continued)

NEW JERSEY TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Lease Obligations 5.12%
Morris-Union Jt Commn NJ COP (RADIAN)	5.00%	5/1/2027	Baa2	$1,000	$983,890
NJ Econ Dev Auth Sch Facs Constr Ser AA	5.50%	12/15/2029	AA-	1,250	1,439,525
NJ Econ Dev Auth Sch Facs Constr Ser Y	5.00%	9/1/2033	AA-	1,000	1,058,130
Puerto Rico Comwlth Infrastr Fing Auth Mepsi Campus Pj Ser A	6.50%	10/1/2037	NR	1,000	884,690
Puerto Rico Pub Bldgs Auth Rev Govt Facs Ser P GTD	6.50%	7/1/2030	BBB-	1,000	1,072,180
Puerto Rico Pub Bldgs Auth Rev Unref Bal Govt Facs I GTD	5.25%	7/1/2033	BBB-	1,230	1,205,376

Total					6,643,791

Other Revenue 6.66%
Hudson Cnty NJ Impt Auth Hudson Regl Fire & Rescue Ser A (AMBAC)	5.625%	9/1/2019	NR	100	101,180
Middlesex Cnty NJ Impt Auth Sub Heldrich Ctr Hotel Ser B	6.25%	1/1/2037	NR	1,300	248,742
Monmouth Cnty NJ Impt Auth Rev Unref Bal Govt Ln (NPFGC)	6.40%	12/1/2009	AA	195	195,027
NJ Econ Dev Auth Motor Vehicle Surcharge Rev Ser A (NPFGC)	5.00%	7/1/2034	A	75	76,163
NJ Econ Dev Auth Muni Rehab Ser A (AMBAC)	5.00%	4/1/2028	AA-	1,130	1,162,555
NJ Envr Infrastr Tr Ser C	5.00%	9/1/2021	AAA	3,000	3,654,030
NJ St Edl Facs Auth Richard Stockton College Ser F (NPFCG)	5.00%	7/1/2031	A3	2,765	2,829,867
Rahway NJ Sch Dist COP (NPFGC)	5.625%	2/15/2020	Baa1	365	372,862

Total					8,640,426

Pre-Refunded 1.39%
Carteret NJ Brd Ed Ctfs (NPFGC)	5.75%	1/15/2030	NR	80	81,997
North Bergen Twp NJ Brd Ed COP (FSA)	6.125%	12/15/2022	Aa3	1,185	1,277,987
Puerto Rico Comwlth Pub Impt Ser A	5.25%	7/1/2030	AAA	310	373,646
Puerto Rico Pub Bldgs Auth Rev Govt Facs I GTD	5.25%	7/1/2033	NR	20	22,914
South Brunswick Twp NJ Brd Of Ed (FGIC)	5.625%	12/1/2023	AA	45	45,365

Total					1,801,909

Special Tax 0.44%
NJ Econ Dev Auth Newark Downtown Dist Mgmt Corp	5.125%	6/15/2037	Baa3	700	565,628

See Notes to Financial Statements.

Schedule of Investments (continued)

NEW JERSEY TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Tax Revenue 3.51%
NJ Econ Dev Auth Cigarette Tax	5.75%	6/15/2029	BBB	$1,000	$1,003,160
Puerto Rico Sales Tax Fing Corp 1st Sub Ser A	5.75%	8/1/2037	A+	2,000	2,160,280
Puerto Rico Sales Tax Fing Corp Ser A	5.25%	8/1/2057	AA-	775	802,575
Virgin Islands Pub Fin Auth Rev Matching Fd Ln Diago Ser A	6.75%	10/1/2037	BBB	555	587,212

Total					4,553,227

Tobacco 1.74%
NJ Tob Sttlmnt Fing Corp Cap Apprec Bds Ser 1C	Zero Coupon	6/1/2041	BB-	25,000	1,494,500
NJ Tob Sttlmnt Fing Corp Ser 1A	4.75%	6/1/2034	BBB	1,000	766,190

Total					2,260,690

Transportation 12.79%
Hudson Cnty NJ Impt Auth Harrison Pkg Fac Pj Ser C GTD (AG)	5.125%	1/1/2031	AAA	2,500	2,737,550
NJ St Transn Tr Fd Auth TCRS (AMBAC)	5.25%	12/15/2022	AA-	1,500	1,723,965
NJ St Transn Tr Fd Auth Transn Sys Ser A (NPFGC)	5.25%	12/15/2021	AA-	5,000	5,776,100
Port Auth NY & NJ Cons 125th Ser (FSA)	5.00%	10/15/2027	AAA	5,000	5,244,300
Port Auth NY & NJ Cons 152nd AMT	5.75%	11/1/2030	AA-	1,000	1,114,390

Total					16,596,305

Utilities 2.29%
North Hudson NJ Sewerage Auth Swr Rev Ser C (NPFGC)	5.00%	8/1/2022	Baa1	1,025	1,037,208
Puerto Rico Elec Pwr Auth Ser WW	5.00%	7/1/2028	A3	1,000	1,027,000
Virgin Islands Wtr & Pwr Auth Ser A	5.00%	7/1/2031	BBB-	1,000	904,070

Total					2,968,278

Total Municipal Bonds (cost $127,522,083)					127,586,283

				Shares (000)
SHORT-TERM INVESTMENT 0.31%

Money Market Mutual Fund
Dreyfus NJ Municipal Cash Management (cost $404,575)				405	404,575

Total Investments in Securities 98.65% (cost $127,926,658)					127,990,858

Cash and Other Assets in Excess of Liabilities(f) 1.35%					1,755,295

Net Assets 100.00%					$129,746,153

See Notes to Financial Statements.

Schedule of Investments (concluded)

NEW JERSEY TAX FREE FUND September 30, 2009

Open Futures Contracts at September 30, 2009:

Type	Expiration	Contracts	Position	Market Value	Unrealized Depreciation
U.S. 30-Year Treasury Bond	December 2009	125	Short	$(15,171,875)	$(332,160)

See Notes to Financial Statements.

Schedule of Investments

NEW YORK TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 104.66%

Corporate-Backed 6.79%
Broome Cnty NY Indl Dev Agy Univ Plaza LLC Phase II Pj Ser B (ACA)	5.10%	8/1/2036	NR	$500	$321,385
Essex Cnty NY Indl Dev Agy Intl Paper Co Pjs Ser A AMT	4.60%	12/1/2030	BBB	1,400	1,220,800
Liberty NY Dev Corp Rev Goldman Sachs Headquarters	5.25%	10/1/2035	A1	5,000	5,129,150
New York City NY Indl Dev Agy British Airways Plc Pj AMT	5.25%	12/1/2032	BB	2,245	1,504,599
New York City NY Indl Dev Agy JetBlue Airways Corp Pj AMT	5.125%	5/15/2030	B-	3,000	2,226,510
New York City NY Indl Dev Agy Pkg Fac Royal Charter NY Presbyterian (FSA)	5.75%	12/15/2029	AAA	1,000	1,066,480
New York City NY Indl Dev Agy Utd Jewish Appeal Fed Pj A	5.00%	7/1/2027	Aa1	1,250	1,321,637
Seneca NY Nation Indians Cap Impts Auth Ser A†	5.00%	12/1/2023	BB	1,000	832,340
Seneca NY Nation Indians Cap Impts Auth Ser A†	5.25%	12/1/2016	BB	1,000	916,940
TSASC Inc NY Ser 1	5.00%	6/1/2026	BBB	1,750	1,655,220
Virgin Islands Pub Fin Auth Sr Secd Hovensa Refinery AMT	4.70%	7/1/2022	BBB	1,665	1,523,991
Yonkers NY Indl Dev Agy Rev Sacred Hrt Assocs Pj Ser A AMT (SONYMA)	4.80%	10/1/2026	Aa1	750	746,550

Total					18,465,602

Education 12.25%
Albany NY Indl Dev Agy Civic Fac Albany College Pharmacy Pj Ser A	5.625%	12/1/2034	BBB-	700	602,966
Albany NY Indl Dev Agy Civic Fac Albany Law Sch Univ Ser A	5.00%	7/1/2031	BBB	1,000	913,300
Cattaraugus Cnty NY Indl Dev Agy St. Bonaventure Univ Pj Ser A	5.00%	5/1/2023	BBB-	500	451,415
Cattaraugus Cnty NY Indl Dev Agy St. Bonaventure Univ Pj Ser A	5.10%	5/1/2031	BBB-	1,075	913,804
Hempstead Twn NY Indl Dev Agy Hofstra Univ Pj (NPFGC)	5.80%	7/1/2015	A	750	750,150
Nassau Cnty NY Indl Dev Agy Amsterdam At Harborside Ser A	6.50%	1/1/2027	NR	1,000	903,100

See Notes to Financial Statements.

Schedule of Investments (continued)

NEW YORK TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Education (continued)
New York City NY Indl Dev Agy NY Inst of Tech Pj (NPFGC)	5.25%	3/1/2023	A	$100	$107,096
New York City NY Indl Dev Agy Polytechnic Univ Pj (ACA)	5.25%	11/1/2037	BB+	1,450	1,347,615
New York City NY Indl Dev Agy Vaughn College Aeronautics B	5.00%	12/1/2031	BB+	1,510	1,178,027
NY St Dorm Auth Lease Rev Cap Apprec Court Facs	Zero Coupon	8/1/2021	AA+	3,265	2,046,633
NY St Dorm Auth Lease Rev Master Boces Pg Oneida	5.25%	8/15/2028	A+	3,375	3,596,197
NY St Dorm Auth Rev 4201 Schs Pg	6.25%	7/1/2020	AA-	1,685	1,738,583
NY St Dorm Auth Rev Colgate Univ (NPFGC)	6.00%	7/1/2016	AA-	1,000	1,158,400
NY St Dorm Auth Rev Non St Supp Debt NYU Ser C	5.00%	7/1/2029	AA-	5,000	5,384,500
NY St Dorm Auth Rev Non St Supp Debt Rochester Inst Tech Ser A	6.25%	7/1/2029	A1	2,750	3,143,470
NY St Dorm Auth Rev Non St Supp Debt Teachers College	5.375%	3/1/2029	A1	1,000	1,076,790
NY St Dorm Auth Rev Non St Supp Debt Yeshiva Univ	5.00%	9/1/2034	AA	1,500	1,590,120
NY St Dorm Auth Rev Spl Act Sch Dist Pg (NPFGC)	6.00%	7/1/2016	A	1,400	1,400,252
NY St Dorm Auth Rev St City Univ Cons 5th Gen Res Ser B	5.00%	7/1/2027	AA-	1,500	1,597,095
Oneida Cnty NY Indl Dev Agy Hamilton College Civic Fac	5.00%	9/15/2027	Aa2	2,565	2,802,596
Rensselaer Cnty NY Indl Dev Agy Polytech Inst Ser B TCRS (AMBAC)	5.50%	8/1/2022	A	200	202,222
Seneca Cnty NY Indl Dev Agy NY Chiropractic College	5.00%	10/1/2027	BBB	500	443,420

Total					33,347,751

General Obligation 12.19%
New York City NY Sub Ser I-1(b)	5.00%	4/1/2025	AA	10,000	10,720,650
Northern Mariana Islands Comwlth Ser B	5.00%	10/1/2033	NR	4,000	3,173,880
NY St Dorm Auth Rev Non St Supp Debt Sch Dist Fing Pg Ser C (FSA)	5.00%	10/1/2032	AAA	1,425	1,523,624
NY St Urban Dev Corp Rev St Pers Income Tax Ser A-1(b)	5.00%	12/15/2025	AAA	3,290	3,653,036

See Notes to Financial Statements.

Schedule of Investments (continued)

NEW YORK TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
General Obligation (continued)
NY St Urban Dev Corp Rev St Pers Income Tax Ser A-1(b)	5.00%	12/15/2026	AAA	$4,790	$5,318,554
NY St Urban Dev Corp Rev St Pers Income Tax Ser A-1(b)	5.00%	12/15/2027	AAA	1,920	2,131,863
Puerto Rico Comwlth Pub Impt	5.25%	7/1/2018	BBB-	2,000	2,096,940
Puerto Rico Comwlth Pub Impt Ser A	5.25%	7/1/2024	BBB-	1,500	1,522,740
Puerto Rico Comwlth Unref Bal 07 Pub Impt (NPFGC)(IBC)	5.00%	7/1/2028	A	355	355,050
Puerto Rico Comwlth Unref Bal Pub Impt Ser A	5.25%	7/1/2030	BBB-	190	190,410
Puerto Rico Comwlth Unref Bal Pub Impt Ser A	5.375%	7/1/2028	BBB-	1,090	1,099,886
Syracuse NY Indl Dev Agy Syracuse City Sch Dist Ser A (FSA)	5.00%	5/1/2027	AAA	1,000	1,093,190
Territory of Guam Ser A	7.00%	11/15/2039	B+	280	306,981

Total					33,186,804

Healthcare 11.23%
Albany NY Indl Dev Agy Civic Fac St. Peter’s Hosp Pj Ser A	5.25%	11/15/2027	BBB+	1,500	1,506,795
Albany NY Indl Dev Agy Civic Fac St. Peter’s Hosp Pj Ser E	5.50%	11/15/2027	BBB+	1,000	1,020,910
Cortland Cnty NY Indl Dev Agy Cortland Mem Hosp Pj (RADIAN)	5.625%	7/1/2024	BBB-	1,750	1,782,550
Genesee Cnty NY Indl Dev Agy Utd Mem Med Ctr Pj	5.00%	12/1/2032	NR	1,000	730,630
Madison Cnty NY Indl Dev Agy Civic Fac Oneida Hlth Sys Inc Pj	5.25%	2/1/2027	BBB-	750	699,022
Madison Cnty NY Indl Dev Agy Civic Fac Oneida Hlth Sys Inc Pj	5.50%	2/1/2032	BBB-	750	694,590
New York City NY Hlth & Hosp Corp Hlth Sys Ser A	5.50%	2/15/2023	A+	1,000	1,090,810
New York City NY Indl Dev Agy Coll Mtg Eger Hrbr Pj A (GNMA)	5.875%	5/20/2044	AA+	595	641,160
NY St Dorm Auth Rev Catholic Hlth Long Island Oblig Grp	5.00%	7/1/2027	BBB+	1,250	1,216,925
NY St Dorm Auth Rev Lenox Hill Hosp Oblig Grp	5.375%	7/1/2020	Ba1	2,000	1,918,680
NY St Dorm Auth Rev Lenox Hill Hosp Oblig Grp	5.50%	7/1/2030	Ba1	1,500	1,349,190

See Notes to Financial Statements.

Schedule of Investments (continued)

NEW YORK TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Healthcare (continued)
NY St Dorm Auth Rev Mental Hlth Svcs Ser B (NPFGC)(IBC)	6.00%	8/15/2012	AA-	$1,460	$1,634,558
NY St Dorm Auth Rev Mtg Nursing Home (NPFGC)	5.40%	2/1/2031	A	265	270,462
NY St Dorm Auth Rev Mtg Nursing Home Ser A (NPFGC)	5.50%	8/1/2030	A	1,000	1,006,280
NY St Dorm Auth Rev Non St Supp Debt Mem Sloan Kettering Sub Ser A2	5.00%	7/1/2026	AA	2,500	2,698,000
NY St Dorm Auth Rev Non St Supp Debt Muni Hlth Facs Lease Sub 2-4	5.00%	1/15/2028	AA-	1,000	1,048,970
NY St Dorm Auth Rev Non St Supp Debt North Shore L I Jewish Ser A	5.25%	5/1/2030	A-	2,520	2,571,206
NY St Dorm Auth Rev Non St Supp Debt NYU Hosp Ctr Ser A	5.00%	7/1/2020	Baa2	1,935	1,952,473
NY St Dorm Auth Rev Non St Supp Debt NYU Hosp Ctr Ser A	5.00%	7/1/2036	Baa2	1,265	1,160,309
NY St Dorm Auth Rev Non St Supp Debt Orange Regl Med Ctr	6.125%	12/1/2029	Ba1	2,000	1,852,840
NY St Dorm Auth Rev Utd Cerebral Palsy Aff No 1-A (AMBAC)	5.75%	7/1/2018	NR	1,000	1,055,480
Suffolk Cnty NY Indl Dev Agy Eastern Long Island Hosp Assoc†	5.375%	1/1/2027	NR	1,280	1,083,661
Suffolk Cnty NY Indl Dev Agy Eastern Long Island Hosp Assoc†	5.50%	1/1/2037	NR	1,000	798,150
Territory of Guam Oblig Rev Section 30 Ser A	5.75%	12/1/2034	BBB-	755	775,385

Total					30,559,036

Housing 4.33%
New York City NY Hsg Dev Corp Multi Fam Hsg Ser A AMT	5.50%	11/1/2034	AA	1,500	1,512,720
New York City NY Hsg Dev Corp Multi Fam Hsg Ser L AMT	4.85%	11/1/2025	AA	3,205	3,228,332
NY St Dorm Auth Rev Upstate Cmnty Colleges Ser B	5.25%	7/1/2021	AA-	1,000	1,073,040
NY St Hsg Fin Agy Multi Fam Hsg Division St Ser A AMT (SONYMA)	5.00%	2/15/2026	Aa1	615	617,085
NY St Mtg Agy Hmownr Mtg Rev Ser 133 AMT	4.95%	10/1/2021	Aa1	2,000	2,029,720
NY St Mtg Agy Hmownr Mtg Rev Ser 143 AMT	4.875%	10/1/2030	Aa1	2,255	2,214,861

See Notes to Financial Statements.

Schedule of Investments (continued)

NEW YORK TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Housing (continued)
NY St Mtg Agy Hmownr Mtg Rev Ser 156	5.20%	10/1/2028	Aa1	$1,000	$1,037,790
NY St Mtg Agy Hmownr Mtg Rev Ser 70	5.40%	4/1/2022	Aa2	70	70,200

Total					11,783,748

Lease Obligations 13.24%
New York City NY Edl Constr Fd Ser A (NPFGC)(FGIC)	5.00%	4/1/2031	AA-	10,215	10,648,729
New York City NY Indl Dev Agy NY Stock Exchange Pj Ser A	4.75%	5/1/2029	AA-	2,500	2,583,475
New York City NY Indl Dev Agy Queens Baseball Stadium Pilot (AMBAC)	5.00%	1/1/2031	BBB	1,000	973,130
New York City NY Indl Dev Agy USTA Natl Tennis (FSA)	5.00%	11/15/2023	AAA	1,830	2,031,318
New York City NY Transnl Fin Auth Fiscal 2007 Ser S1 (NPFGC)(FGIC)	5.00%	7/15/2026	AA-	6,150	6,623,181
New York City NY Transnl Fin Auth Fiscal 2008 Ser S1	5.00%	1/15/2028	AA-	5,000	5,371,000
NY St Urban Dev Corp Rev St Facs	5.70%	4/1/2020	AA-	4,150	4,762,872
Puerto Rico Comwlth Infrastr Fing Auth Mepsi Campus Pj Ser A	6.50%	10/1/2037	NR	1,000	884,690
Puerto Rico Pub Bldgs Auth Rev Govt Facs Ser P GTD	6.50%	7/1/2030	BBB-	2,000	2,144,360

Total					36,022,755

Other Revenue 9.92%
Broome Cnty NY Indl Dev Agy Univ Plaza LLC Phase I Pj Ser A (ACA)	5.20%	8/1/2030	NR	750	515,700
Broome Cnty NY Indl Dev Agy Univ Plaza LLC Phase I Pj Ser A (ACA)	5.20%	8/1/2036	NR	1,000	653,270
New York City NY Tr Cultural Res Lincoln Ctr Ser C	5.75%	12/1/2018	A+	2,500	2,950,150
New York City NY Tr Cultural Res Museum Modern Art Ser 1A	5.00%	4/1/2031	Aa2	4,500	4,858,110
New York City NY Transnl Fin Auth Future Tax Secd Ser A	5.00%	5/1/2034	AAA	5,000	5,373,650
NY St Urban Dev Corp Rev St Pers Income Tax Ser A-1	5.00%	12/15/2028	AAA	2,625	2,890,913
NY St Urban Dev Corp Rev St Pers Income Tax Ser A-1(b)	5.00%	12/15/2028	AAA	4,160	4,581,408

See Notes to Financial Statements.

Schedule of Investments (continued)

NEW YORK TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Other Revenue (continued)
NY St Urban Dev Corp Rev St Pers Income Tax Ser B	5.00%	3/15/2032	AAA	$2,250	$2,395,080
Puerto Rico Pub Bldgs Auth Rev Unref Bal Govt Facs Ser D GTD	5.25%	7/1/2027	BBB-	265	266,452
Ulster Cnty NY Indl Dev Agy Ser A	6.00%	9/15/2027	NR	3,000	2,526,150

Total					27,010,883

Pre-Refunded 3.23%
Albany NY Muni Wtr Fin Auth Wtr & Swr Sys Ser A (FGIC)	6.375%	12/1/2017	NR	650	662,525
New York City NY Muni Wtr Fin Auth Unref Bal Ser B	6.00%	6/15/2033	AAA	1,470	1,533,827
NY St Dorm Auth Rev Mental Hlth Svcs Ser B (NPFGC)	6.00%	2/15/2025	AA-	100	102,055
NY St Dorm Auth Rev Mental Hlth Svcs Ser B (NPFGC)	6.00%	2/15/2030	AA	100	102,055
NY St Dorm Auth Rev Pace Univ (NPFGC)	6.00%	7/1/2029	A	1,610	1,693,736
NY St Dorm Auth Rev St 2007 Mental Hlth Ser B (NPFGC)	6.00%	2/15/2025	AA	10	10,205
NY St Dorm Auth Rev St 2007 Mental Hlth Ser B (NPFGC)	6.00%	2/15/2030	AA	10	10,206
NY St Dorm Auth Rev St Unref Bal 2007 Mental Hlth B (NPFGC)	6.00%	2/15/2025	AA	5	5,103
NY St Dorm Auth Rev St Unref Bal 2007 Mental Hlth B (NPFGC)	6.00%	2/15/2030	AA	5	5,103
Puerto Rico Comwlth Hwy & Transn Auth Ser D	5.25%	7/1/2038	AAA	1,500	1,666,185
Puerto Rico Comwlth Pub Impt Ser A	5.25%	7/1/2030	AAA	310	373,646
Puerto Rico Comwlth Pub Impt Ser A	5.375%	7/1/2028	AAA	555	601,376
Puerto Rico Pub Bldgs Auth Rev Govt Facs Ser D	5.25%	7/1/2027	BBB-	735	810,132
Puerto Rico Pub Fin Corp Comwlth Approp Ser E	5.50%	8/1/2029	Aaa	1,000	1,099,870
Tompkins Cnty NY Indl Dev Agy Civic Fac Cornell Univ Lake	5.625%	7/1/2020	Aa1	115	120,664

Total					8,796,688

Tax Revenue 4.05%
New York City NY Transnl Fin Auth Fiscal 2009 Ser S1	5.375%	7/15/2024	AA-	5,000	5,678,700

See Notes to Financial Statements.

Schedule of Investments (continued)

NEW YORK TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Tax Revenue (continued)
Puerto Rico Sales Tax Fing Corp 1st Sub Ser A	5.75%	8/1/2037	A+	$3,000	$3,240,420
Puerto Rico Sales Tax Fing Corp Ser A	5.25%	8/1/2057	AA-	1,000	1,035,580
Virgin Islands Pub Fin Auth Rev Matching Fd Ln Diago Ser A	6.75%	10/1/2037	BBB	1,000	1,058,040

Total					11,012,740

Tobacco 0.72%
TSASC Inc NY Ser 1	5.125%	6/1/2042	BBB	2,445	1,963,922

Transportation 13.40%
Metro Transn Auth NY Ser A	5.00%	11/15/2031	A	5,000	5,234,100
Metro Transn Auth NY Ser B	5.00%	11/15/2034	AA	2,000	2,113,740
New York City NY Indl Dev Agy 1990 Amer Airlines Inc Pj AMT	5.40%	7/1/2019	CCC+	2,635	2,034,958
New York City NY Indl Dev Agy Terminal One Grp Assoc Pj AMT	5.50%	1/1/2021	A3	1,250	1,267,000
New York City NY Indl Dev Agy Terminal One Grp Assoc Pj AMT	5.50%	1/1/2024	A3	2,000	2,002,960
Niagara NY Frontier Transn Auth Buffalo Niagara Intl Arpt Ser B (NPFGC)	5.50%	4/1/2019	A	690	697,369
NY St Thwy Auth Gen Rev Ser H (NPFGC)(FGIC)	5.00%	1/1/2030	A+	8,000	8,556,320
NY St Thwy Auth Hwy & Bridge Tr Fd Ser B	5.00%	4/1/2028	AA	2,000	2,190,860
Puerto Rico Comwlth Hwy & Transn Auth Sub PR St Infrastr Bk	5.00%	7/1/2028	BBB-	1,000	997,510
Triborough NY Bridge & Tunnel Auth Gen Purp	4.75%	11/15/2030	Aa2	5,455	5,832,377
Triborough NY Bridge & Tunnel Auth Ser C	5.00%	11/15/2029	Aa2	5,000	5,531,250

Total					36,458,444

Utilities 13.31%
Long Island NY Pwr Auth Ser A	5.50%	4/1/2024	A-	2,190	2,491,738
New York City NY Muni Wtr Fin Auth Ser CC	5.00%	6/15/2029	AA+	1,545	1,690,678
New York City NY Muni Wtr Fin Auth Ser CC(b)	5.00%	6/15/2029	AA+	3,500	3,825,570
New York City NY Muni Wtr Fin Auth Ser CC(b)	5.125%	6/15/2030	AA+	6,500	7,104,630

See Notes to Financial Statements.

Schedule of Investments (concluded)

NEW YORK TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Utilities (continued)
New York City NY Muni Wtr Fin Auth Ser DD	5.00%	6/15/2032	AA+	$1,000	$1,080,400
NY St Enrg Resh & Dev Auth Reg Lnkd Savrs & RIBs Brooklyn AMT	6.952%	7/1/2026	A+	8,000	7,998,400
NY St Envr Facs Corp Ser A	5.00%	6/15/2029	AA+	2,795	3,083,807
NY St Envr Facs Corp Ser B	4.75%	6/15/2032	AA+	5,000	5,249,350
NY St Envr Facs Corp Wst Mgmt Pj Ser A AMT	4.55%	5/1/2012	BBB	1,500	1,512,015
Puerto Rico Elec Pwr Auth Ser PP (NPFGC)(FGIC)	5.00%	7/1/2025	A	2,000	2,065,380
Upper Mohawk Vly NY Regl Wtr Fin Auth Unref Bal (AMBAC)	5.75%	4/1/2020	A3	105	107,586

Total					36,209,554

Total Municipal Bonds (cost $277,960,219)					284,817,927

				Shares (000)
SHORT-TERM INVESTMENT 0.23%

Money Market Mutual Fund
Dreyfus NY Municipal Cash Management (cost $637,528)				638	637,528

Total Investments in Securities 104.89% (cost $278,597,747)					285,455,455

Liabilities in Excess of Cash and Other Assets(f) (4.89%)					(13,306,824)

Net Assets 100.00%					$272,148,631

Open Futures Contracts at September 30, 2009:

Type	Expiration	Contracts	Position	Market Value	Unrealized Depreciation
U.S. 30-Year Treasury Bond	December 2009	247	Short	$(29,979,625)	$(566,108)

See Notes to Financial Statements.

Schedule of Investments

INTERMEDIATE TAX FREE FUND September 30, 2009

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
MUNICIPAL BONDS 99.12%

Corporate-Backed 3.18%
Allegheny Cnty PA Indl Dev Auth Envr Impt	5.50%		11/1/2016	BB		$1,500	$1,447,170
Babylon NY Indl Dev Agy Res Rev Covanta Babylon Ser A	5.00%		1/1/2019	AA		4,000	4,344,840
CA Pollutn Ctrl Fing Auth Browning Ferris Indl Inc Ser A AMT	5.80%		12/1/2016	BBB		1,600	1,600,768
Chicago IL O’Hare Intl Arpt Ser B (FSA)	5.00%		1/1/2020	AAA		3,500	3,854,130
DeSoto Parish LA Envr Fac Intl Paper Co Ser A AMT	4.75%		3/1/2019	BBB		2,500	2,373,825
Jay ME Solid Wst Disp Rev Intl Paper Co Pj Ser A AMT	4.90%		11/1/2017	BBB		2,890	2,700,069
Long Beach CA Bd Fin Auth Natural Gas Ser A	5.25%		11/15/2020	A		500	514,830
MD St Indl Dev Fing Auth Synagro Baltimore Ser A AMT	5.25%		12/1/2013	BBB+	(c)	750	742,515
MD St Indl Dev Fing Auth Synagro Baltimore Ser A AMT	5.375%		12/1/2014	BBB+	(c)	1,000	986,890
MI St Strategic Fd Ltd Pollutn Ctrl Gen Motors Corp(h)	6.20%		9/1/2020	NR		400	59,000
Mission TX Econ Dev Corp Wst Mgmt Inc Pj AMT	6.00%		8/1/2020	BBB		2,000	2,152,100
Nez Perce Cnty ID Pollutn Ctrl Potlatch Corp Pj	6.00%		10/1/2024	BB		1,000	949,810
NJ Econ Dev Auth Bayonne IMTT Pj Ser C	0.60%	#	12/1/2027	A2		1,600	1,600,000
NJ Econ Dev Auth Spl Fac Continental Airlines Inc Pj AMT	6.25%		9/15/2029	B		3,000	2,721,120
OH St Wtr Dev Auth Solid Wst Allied Wst NA Inc Pj Ser A AMT	5.15%		7/15/2015	BBB		250	250,108
Port of Corpus Christi Auth of Nueces Cnty TX Union Pacific	5.65%		12/1/2022	NR		2,000	2,052,900
San Jose CA Arpt Rev Ser A AMT (AMBAC)	5.50%		3/1/2018	A		500	536,820
Seminole Indian Tribe FL Spl Oblig Ser A†	5.75%		10/1/2022	BBB		150	148,512
Seneca NY Nation Indians Cap Impts Auth Ser A†	5.25%		12/1/2016	BB		250	229,235
Tulsa OK Arpts Impt Tr Rev Ser A Rmkt AMT	7.75%		6/1/2035	B-		2,500	2,427,625
Virgin Islands Pub Fin Auth Sr Secd Hovensa Refinery AMT	4.70%		7/1/2022	BBB		1,000	915,310
Yavapai Cnty AZ Indl Dev Auth Wst Mgmt Inc Pj AMT	4.00%		6/1/2027	BBB		2,000	2,008,040

Total							34,615,617

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2009

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Education 8.64%
Albany NY Indl Dev Agy Civic Fac St. Peter’s Hosp Pj Ser A	5.00%		11/15/2015	BBB+	$250	$262,733
Allegheny Cnty PA Higher Ed Bldg Auth Duquesne Univ	5.00%		3/1/2015	A2	1,100	1,220,582
Allegheny Cnty PA Higher Ed Bldg Auth Duquesne Univ Ser A (NPFGC)(FGIC)	5.00%		3/1/2013	A	150	163,706
Atlanta GA Dev Auth Edl Facs Science Pk LLC Pj	5.00%		7/1/2021	A1	610	645,228
AZ St Univ Enrg Mgmt LLC Tempe Campus II	5.00%		7/1/2019	AA-	2,090	2,296,011
Bulloch Cnty GA Dev Auth GA Sthn Univ Hsg Fndtn Four (AG)	5.25%		7/1/2018	Aa2	500	590,530
CA Muni Fin Auth Rev Biola Univ	5.625%		10/1/2023	Baa1	1,015	1,059,153
CA Statewide Cmntys Dev Auth CHF Irvine LLC UCI East Campus	6.00%		5/15/2023	Baa2	2,000	2,125,480
CA Statewide Cmntys Dev Auth Thomas Jefferson Sch Law Ser A	7.25%		10/1/2032	BB+	1,000	1,019,130
Carrollton TX Fmrs Branch Indpt Sch Dist Sch Bldg PSF GTD	4.50%		2/15/2019	AAA	500	551,625
Collierville TN Indl Dev Brd St. George’s High Sch Pj	1.60%	#	8/1/2031	Baa1	4,000	4,000,000
CT St Hlth & Edl Facs Auth Fairfield Univ Facs Ser M	5.00%		7/1/2016	A-	1,000	1,101,280
CT St Hlth & Edl Facs Auth Quinnipiac Univ Ser I (NPFGC)	5.00%		7/1/2019	A	500	544,420
Cuyahoga OH Cmnty College Dist Ser C	5.00%		8/1/2020	AA-	1,800	2,045,502
Delaware Cnty PA Auth Univ Rev Villanova Univ (NPFGC)(FGIC)	5.00%		8/1/2010	A	200	206,784
Harris Cnty TX Cultural Ed Facs Fin Corp Baylor College Medicine Ser D	5.00%		11/15/2019	A	1,910	2,039,517
IL Edl Facs Auth Rev Northwestern Univ	5.50%		12/1/2013	AAA	300	335,115
IL Fin Auth Rev DePaul Univ	5.00%		10/1/2013	A-	1,225	1,343,016
IL Fin Auth Rev Inst Tech	6.50%		2/1/2023	Baa2	2,000	2,156,260
IL Fin Auth Rev Inst Tech Ser A	5.00%		4/1/2016	Baa2	1,000	1,013,260
IL Fin Auth Rev Northwestern Mem Hosp Ser A(b)	5.75%		8/15/2030	AA+	2,500	2,746,750
IL Fin Auth Rev Univ of Chicago Ser B	5.50%		7/1/2021	Aa1	5,000	5,783,700
Louisville & Jefferson Cnty KY Metro Govt Student Hsg Univ of Louisville Hsg Ser A	1.60%	#	7/1/2032	Baa1	735	735,000
MA St Hlth & Edl Facs Auth Harvard Univ Ser A	5.25%		11/15/2019	AAA	2,850	3,474,606

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Education (continued)
Marietta GA Dev Auth Rev Univ Facs Life Univ Inc Pj	6.25%	6/15/2020	Ba3	$3,000	$2,793,780
MI Higher Ed Facs Auth Rev Ltd Oblig Creative Studies	5.00%	12/1/2016	Baa3	1,235	1,140,868
MI Higher Ed Facs Auth Rev Ltd Oblig Creative Studies	5.25%	12/1/2018	Baa3	1,120	1,021,541
Miami-Dade Cnty FL Edl Facs Auth Univ of Miami Ser A	5.25%	4/1/2016	A2	1,000	1,114,920
MO St Hlth & Edl Facs Auth Washington Univ Ser A	5.25%	3/15/2018	AAA	625	755,106
NC Cap Facs Fin Agy Meredith College	5.375%	6/1/2021	BBB	500	521,215
NH Hlth & Ed Facs Auth Univ Sys Ser A	5.50%	7/1/2020	A+	1,890	2,170,967
NJ St Edl Facs Auth Univ Med & Dentistry Ser B	6.50%	12/1/2019	Baa2	5,595	6,249,279
NY St Dorm Auth Rev Non St Supp Debt St Montefiore Med Ctr (NPFGC)(FGIC)(FHA)	5.00%	2/1/2022	A	2,500	2,618,650
OH St Higher Edl Fac Rev Case Western Reserve Ser C	5.00%	12/1/2015	AA-	3,065	3,473,381
PA St Higher Edl Facs Auth Edinboro Univ	5.00%	7/1/2018	BBB-	250	244,445
PA St Higher Edl Facs Auth Ser AG	5.25%	6/15/2018	Aa3	1,000	1,176,890
PA St Higher Edl Facs Auth Ser AH	5.00%	6/15/2019	Aa3	2,455	2,787,972
PA St Higher Edl Facs Auth Temple Univ (NPFGC)	5.00%	4/1/2010	A+	250	254,715
PA St Higher Edl Facs Auth Univ of PA Ser A	5.00%	9/1/2019	AA+	3,450	4,122,301
Pierce Cnty WA Sch Dist No 416 White River (FSA)	5.00%	12/1/2015	Aa1	250	291,810
Troy NY Indl Dev Auth Civic Fac Rensselaer Polytechnic Ser E	4.05%	4/1/2037	A	2,500	2,551,475
TX St Univ Sys Fing Rev	5.25%	3/15/2019	AA-	5,000	5,813,400
TX Tech Univ Rev Fing 12th Ser	5.00%	2/15/2020	AA	1,475	1,692,105
Univ of AR Rev Fac Fayetteville Campus (AMBAC)	5.00%	11/1/2014	Aa3	350	395,710
Univ of Co Entrprse Sys Ser A	5.00%	6/1/2018	AA-	1,250	1,472,662
Univ of MN Spl Purp Rev St Supp Stadium Debt	5.00%	8/1/2018	AA+	1,000	1,137,720
Univ of Pittsburgh PA Cap Pj Ser B	5.00%	9/15/2019	AA	2,000	2,362,900
Univ of TX Rev Ser A	5.25%	8/15/2019	AAA	5,000	5,998,650
Univ of Western MI Rev (AG)	5.25%	11/15/2020	AAA	3,980	4,443,511

Total					94,065,361

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
General Obligation 17.71%
AL St Pub Sch & College Auth Cap Impt	5.00%	12/1/2022	AA	$500	$546,480
Alameda Cnty CA Oakland Unif Sch Dist Election 2006 Ser A	6.25%	8/1/2019	BBB+	650	741,117
Alameda Cnty CA Oakland Unif Sch Dist Election 2006 Ser A	6.50%	8/1/2020	BBB+	730	836,084
Arlington TX (FSA)	5.00%	8/15/2011	AAA	325	348,784
Atlantic Cnty NJ	5.00%	2/1/2018	AA	885	1,044,450
Bexar Cnty TX Ltd Tax Pass Thru	5.25%	6/15/2020	AA+	3,190	3,605,785
Birmingham AL Cap Impt Ser A (AMBAC)	5.00%	12/1/2018	AA	1,000	1,122,420
Boone McHenry & DeKalb Cntys IL Comnty Unit Sch Dist No 100 Ser A (NPFGC)	5.00%	1/1/2018	A+	2,500	2,635,075
Brevard Cnty FL Sch Brd COP Ser B (NPFGC)(FGIC)	5.00%	7/1/2019	A2	3,500	3,616,935
Broward Cnty FL Pks & Land Preservation Pj	5.00%	1/1/2019	AA+	2,040	2,181,046
CA St	5.00%	8/1/2018	A	3,000	3,306,630
CA St (FSA)	5.00%	8/1/2016	AAA	2,000	2,233,660
Chandler AZ	4.00%	7/1/2020	AAA	3,375	3,673,249
Chesterfield Cnty SC Sch Dist (FSA)	5.375%	3/1/2018	AAA	2,050	2,206,148
Chicago IL Pk Dist Ser F	5.50%	1/1/2022	AA+	1,750	2,033,150
Cleveland OH Var Purp Ser A (AG)	5.25%	12/1/2020	AAA	1,415	1,588,054
Cook Cnty IL Cmnty Consolidated Sch Dist No 64 (FSA)	5.50%	12/1/2016	Aa3	1,580	1,863,800
Cook Cnty IL Ser A	5.00%	11/15/2019	AA	1,405	1,623,267
Crawford Cent Sch Dist PA Ser C	5.00%	2/1/2019	A1	1,775	2,023,198
Desert Sands CA Unif Sch Dist Election 2001	5.75%	8/1/2019	AA-	675	810,959
Dist of Columbia Ser E (BHAC)	5.00%	6/1/2021	AAA	3,500	4,018,490
FL St Brd of Ed Lottery Rev Ser B (AMBAC)	5.00%	7/1/2016	AAA	1,000	1,114,700
Foothill-De Anza CA Cmnty College Dist Ser A (AMBAC)	5.00%	8/1/2017	Aa1	500	564,705
Garland TX Indpt Sch Dist Sch Bldg Ser A	5.00%	2/15/2020	Aa1	2,000	2,327,840
Gloucester Cnty NJ Impt Auth Cnty Ln Cnty Cap Pg GTD	5.00%	4/1/2017	AA+	1,000	1,170,520
Hancock Cnty MS Sch Dist (AMBAC)	5.00%	4/15/2010	A3	160	163,077
Hemet CA Unif Sch Dist 2002 Election Ser C (NPFGC)	5.00%	8/1/2011	A	200	214,294
HI St Ser DR	5.00%	6/1/2018	AA	5,000	5,886,400
Hoffman Estates Vlg IL Ser A	5.25%	12/1/2020	AA+	1,205	1,399,656
Houston TX Pub Impt Ser A	5.00%	3/1/2022	AA	7,285	8,336,225

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
General Obligation (continued)
Houston TX Pub Impt Ser A (AMBAC)	5.00%	3/1/2018	AA	$2,500	$2,800,275
IL St 1st Ser (NPFGC)	5.375%	4/1/2016	AA-	4,465	5,171,542
IL St 1st Ser (NPFGC)	5.50%	8/1/2016	AA-	2,255	2,639,793
Iron Cnty UT Sch Dist Sch Bldg UT Sch Bd Pg	5.00%	1/15/2021	Aaa	1,210	1,358,527
Jackson MS Pub Sch Dist (FSA)	5.00%	10/1/2018	Aa3	2,655	2,870,214
Jersey City NJ Pub Impt Ser A (NPFGC)	5.25%	9/1/2015	A1	250	284,395
Kane Cnty IL Sch Dist No 131 Aurora East Side Ser C (AG)	5.00%	6/1/2019	AAA	2,730	3,027,979
King Cnty WA Sch Dist No 414 Lake Washington	5.00%	12/1/2019	AA+	2,500	2,928,175
King Cnty WA Sch Dist No 414 Lake Washington (FSA)	5.00%	12/1/2016	AAA	4,125	4,849,886
KY St Ppty & Bldgs Commn Pj No 89 (FSA)	5.00%	11/1/2014	AAA	2,000	2,304,700
Lancaster CA Sch Dist (AG)	5.00%	8/1/2017	AAA	1,125	1,283,321
Las Vegas-Clark Cnty NV Library Dist Medium Term	5.00%	1/1/2019	AA	3,500	3,779,160
Lexington-Fayette Urban Cnty KY Govt Ser A	4.00%	2/1/2018	AA+	1,165	1,291,834
Los Angeles CA Unif Sch Dist Ser A (NPFGC)	5.00%	7/1/2018	AA-	500	562,530
Luzerne Cnty PA Ser B (FSA)	4.50%	12/15/2014	AAA	1,045	1,161,256
Luzerne Cnty PA Ser B (FSA)	4.50%	12/15/2015	AAA	1,090	1,209,726
MA St Ser C (FSA)	5.50%	12/1/2017	AAA	1,600	1,956,064
Maricopa Cnty AZ Sch Dist No 6 Washington Elem Sch Impt Pj of 2001 Ser B (FSA)	5.00%	7/1/2017	AAA	400	462,036
Maricopa Cnty AZ Unif Sch Dist No 41-Gilbert Sch Impt Ser A (NPFGC)(FGIC)	5.00%	7/1/2018	AA-	2,400	2,649,888
MD St Loc Facs Ln 2nd Ser A	5.00%	8/1/2015	AAA	1,450	1,704,475
Mecklenburg Cnty NC COP Ser A	5.00%	2/1/2020	AA+	3,565	4,056,970
Memphis TN Gen Impt (NPFGC)	5.00%	10/1/2018	AA	3,295	3,669,279
Metro Govt Nashville & Davidson Cnty TN	5.00%	5/15/2020	AA	5,225	6,023,380
Miami-Dade Cnty FL Bldg Better Cmntys Pg Ser B	5.25%	7/1/2019	AA-	3,225	3,636,220
Middlesex Cnty NJ Impt Auth Cnty Open Space Tr Fd GTD	5.00%	9/15/2014	AAA	1,005	1,166,292
Mobile AL Ser B	5.00%	2/15/2018	AA-	1,000	1,156,500
MS Dev Bk Spl Oblig Harrison Cnty Pj Ser D (AG)	5.00%	10/1/2020	AAA	1,495	1,675,970

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
General Obligation (continued)
MS Dev Bk Spl Oblig Jackson GTD	5.50%	1/1/2019	AA-	$1,120	$1,274,594
MS Dev Bk Spl Oblig Jackson Pub Sch Dist Bd Pj (FSA)	5.25%	4/1/2014	Aa3	2,605	2,906,216
NC Infrastr Fin Corp Cap Impt Ser A (FSA)	5.00%	5/1/2017	AAA	2,000	2,308,640
New York City NY Ser G	5.00%	8/1/2015	AA	1,000	1,140,460
New York City NY Ser H-1	5.00%	3/1/2015	AA	1,665	1,887,710
New York City NY Ser I	5.00%	8/1/2015	AA	2,500	2,791,825
NY St Dorm Auth Rev Non St Supp Debt Sch Dist Fing Pg Ser C (FSA)	5.00%	10/1/2020	AAA	475	539,510
NY St Urban Dev Corp Rev St Pers Income Tax Ser A-1(b)	5.00%	12/15/2025	AAA	1,320	1,467,540
NY St Urban Dev Corp Rev St Pers Income Tax Ser A-1(b)	5.00%	12/15/2026	AAA	1,920	2,134,604
NY St Urban Dev Corp Rev St Pers Income Tax Ser A-1(b)	5.00%	12/15/2027	AAA	770	856,065
Oak Ridge TN	4.00%	6/1/2018	AA	2,120	2,334,841
Octorara PA Area Sch Dist Ser B (FSA)	5.00%	6/1/2019	AAA	2,890	3,337,227
Onondaga Cnty NY Ser A	5.00%	3/1/2020	AA+	1,150	1,343,396
Philadelphia PA (CIFG)	4.50%	8/1/2012	Baa1	250	257,195
Philadelphia PA Ser A (FSA)	5.00%	12/15/2015	AAA	1,315	1,438,478
Phoenix AZ Ser B	5.00%	7/1/2019	AAA	500	580,570
Phoenix AZ Var Purp Ser A	5.00%	7/1/2016	AAA	2,525	2,968,920
Plainfield Vlg IL Ser A (NPFGC)	5.00%	12/15/2019	AA	1,940	2,154,506
Pocono Mountain PA Sch Dist Nts Ser A (FSA)	5.00%	9/1/2021	Aa3	1,440	1,582,747
Puerto Rico Comwlth (FGIC)	5.50%	7/1/2012	BBB-	1,500	1,602,720
Puerto Rico Comwlth Pub Impt Ser A (FSA)	5.00%	7/1/2018	AAA	3,000	3,202,890
River Rouge MI Sch Dist (NPFGC)(FGIC)	5.00%	5/1/2011	AA-	300	317,700
San Bernardino Cmnty College Dist CA Election 2002 Ser A	6.00%	8/1/2021	AA-	750	916,073
Shelby Cnty TN	5.00%	4/1/2019	AA+	1,500	1,784,325
Suffolk Cnty NY Pub Impt Ser B	5.00%	11/1/2019	AA	2,450	2,855,646
Territory of Guam Ser A	5.75%	11/15/2014	B+	2,000	2,085,100
Three Rivers MI Cmnty Schs (FSA)	5.00%	5/1/2017	AAA	500	587,620
WA St Var Purp Ser A	5.00%	7/1/2016	AA+	3,100	3,628,085
WA St Var Purp Ser D (AMBAC)	5.00%	1/1/2017	AA+	3,000	3,321,420
Washoe Cnty NV Sch Dist Ser B (NPFGC)	5.00%	6/1/2014	AA	300	334,296
WI St Ser 1 (AMBAC)	5.00%	5/1/2015	AA	4,000	4,600,120

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
General Obligation (continued)
WI St Ser 1 (NPFGC)	5.50%	5/1/2014	AA	$1,000	$1,160,250
Williamson Cnty TX (NPFGC)	5.25%	2/15/2018	AA+	500	585,310
Worcester MA Muni Purp Ln Ser A (FSA)	5.25%	10/1/2019	AAA	1,000	1,107,010
Worcester MA Muni Purp Ln Ser A (FSA)	5.25%	10/1/2020	AAA	1,195	1,309,684
Yavapai Cnty AZ Unif Sch Dist No 22 Humboldt Sch Impt Pj of 2006 Ser B (AG)	5.00%	7/1/2018	Aa2	1,070	1,206,200

Total					192,826,078

Healthcare 14.95%
Allegheny Cnty PA Hosp Dev Auth Hlth Sys West PA Ser A	5.00%	11/15/2017	BB	250	235,645
Allegheny Cnty PA Hosp Dev Auth Univ Pittsburgh Med Ctr Ser A	5.00%	9/1/2014	Aa3	750	835,305
Allegheny Cnty PA Hosp Dev Auth Univ Pittsburgh Med Ctr Ser B	5.00%	6/15/2013	Aa3	1,000	1,098,050
Alton IL Hosp Fac Rev St. Anthony’s Hlth Ctr	6.00%	9/1/2010	NR	485	486,106
AZ Univ Med Ctr Corp	6.00%	7/1/2024	BBB+	1,000	1,094,030
CA Hlth Facs Fing Auth Catholic Hlthcare West Ser K	5.125%	7/1/2022	A	2,000	2,070,640
CA Hlth Facs Fing Auth Providence Hlth & Svcs Ser C	6.00%	10/1/2020	AA	1,000	1,156,300
CA Hlth Facs Fing Auth Scripps Hlth Ser A	5.50%	10/1/2020	A+	2,000	2,168,060
CA Muni Fin Auth Cmnty Hosps Cent CA COP(d)	5.00%	2/1/2016	Baa2	2,000	2,058,800
CA Muni Fin Auth Cmnty Hosps Cent CA COP(d)	5.00%	2/1/2017	Baa2	2,245	2,286,173
CA Statewide Cmntys Dev Auth CA Statewide Inland Regl Ctr Pj	5.00%	12/1/2017	Ba1	250	225,500
CA Statewide Cmntys Dev Auth Kaiser Permanente Ser A	5.00%	4/1/2019	A+	6,000	6,464,940
CA Statewide Cmntys Dev Auth Sr Living Sthn CA	6.25%	11/15/2019	BBB	1,600	1,716,400
CA Statewide Cmntys Dev Auth Vlycare Hlth Sys Ser A	4.80%	7/15/2017	NR	225	201,240
Charlotte-Mecklenburg Hosp Auth NC Carolina Hlthcare Ser A	5.25%	1/15/2023	AA-	2,895	3,168,317
Charlotte-Mecklenburg Hosp Auth NC Carolina Ser A	5.00%	1/15/2019	AA-	4,455	4,892,837
Coffee Cnty GA Hosp Auth Rev Coffee Regl Med Ctr Inc Pj	5.00%	12/1/2019	BBB	550	522,209

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Healthcare (continued)
CT St Hlth & Edl Facs Auth Quinnipiac Univ Hlth & Ed K1 (NPFGC)	5.00%	7/1/2014	A	$1,500	$1,652,445
Delaware Cnty PA Auth Hosp Rev Crozer Keystone Oblig Grp Ser A	5.00%	12/15/2019	BBB-	1,000	924,470
Doylestown PA Hosp Auth Hosp Ser A (AG)	5.00%	7/1/2022	AAA	1,000	1,012,640
Fairfax Cnty VA Indl Dev Auth Hlthcare Inova Hlth Sys Ser A(b)	5.50%	5/15/2035	AA+	1,000	1,085,105
Glynn-Brunswick Mem Hosp Auth GA Antic Ctfs Southeast GA Hlth Ser A	4.75%	8/1/2019	A2	3,840	3,925,901
Harris Cnty TX Hlth Facs Dev Corp Mem Hermann Hlthcare Sys Ser A	5.25%	12/1/2014	A	1,415	1,539,166
HI St Dept Bdgt & Fin Ser C2	6.40%	11/15/2014	NR	1,100	1,121,373
HI St Dept Bdgt & Fin Spl Purp Linked Ctfs	6.40%	7/1/2013	BBB+	205	215,740
IA Fin Auth Hlth Facs Rev Ser A Rmkt (AG)	5.00%	8/15/2018	Aa2	2,070	2,311,403
IL Fin Auth Rev Edward Hosp Ser A Rmkt (AMBAC)	6.00%	2/1/2028	A+	1,400	1,529,094
IL Fin Auth Rev Hosp Sisters Svcs Inc Ser A	5.00%	3/15/2027	AA	1,000	1,028,760
IL Fin Auth Rev Rush Univ Med Ctr Oblig Grp Ser A	6.00%	11/1/2019	A-	1,000	1,105,970
IL Fin Auth Rev Sedgebrook Inc Fac Ser A	5.50%	11/15/2013	NR	250	137,730
IL Fin Auth Rev The Carle Fndtn Ser A (AG)	5.50%	2/15/2016	AAA	2,000	2,195,160
IL Fin Auth Rev The Carle Fndtn Ser A (AG)	5.50%	2/15/2017	AAA	2,000	2,193,560
IL Hlth Facs Auth Rev Loyola Univ Hlth Sys Ser A	5.75%	7/1/2011	Baa3	110	112,433
IN Bd Bk Rev Spl Pg Hendricks Regl Hlth Ser A	5.00%	2/1/2019	AA	1,765	1,970,976
IN Hlth & Edl Facs Fing Auth St. Francis Ser E Rmkt (FSA)	5.25%	11/1/2022	Aa3	1,000	1,086,900
IN Hlth Fac Fing Auth Rev Ascension Hlth Ser A2 Rmkt	3.75%	11/15/2036	Aa1	4,600	4,763,622
IN Hlth Fac Fing Auth Rev Ascension Hlth Ser A3 Rmkt	5.00%	11/1/2027	Aa2	1,000	1,056,100
Iron River MI Hosp Fin Auth Iron Cnty Cmnty Hosps	6.00%	5/15/2020	NR	940	909,882
Kalamazoo MI Hosp Fin Auth Bronson Hosp Ser A Rmkt (FSA)	5.25%	5/15/2014	AAA	2,000	2,169,940
Kenai Peninsula AK Cent Kenai Peninsula Hosp Svc Area (NPFGC)(FGIC)	5.00%	8/1/2016	A3	2,585	2,731,957

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Healthcare (continued)
Knox Cnty TN Hlth Edl & Hsg Facs Brd Baptist Hlth Sys East TN	6.375%	4/15/2022	A1	$250	$262,945
KS St Dev Fin Auth Hosp Rev Adventist Hlth	5.25%	11/15/2019	A+	1,580	1,753,958
KS St Dev Fin Auth Hosp Rev Adventist Sunbelt Ser D(d)	5.00%	11/15/2020	A+	1,775	1,912,172
LA Pub Facs Auth Rev Christus Hlth Ser A	5.25%	7/1/2020	A+	3,200	3,325,888
MD St Hlth & Higher Edl Facs Auth Washington Cnty Hosp	5.75%	1/1/2033	BBB-	250	255,900
ME Hlth & Higher Edl Facs Auth Ser A (NPFGC)	5.375%	7/1/2018	Aa3	2,700	2,908,143
NC Med Care Commn Univ Hlth Sys Ser E-1	5.75%	12/1/2036	A+	3,500	3,710,140
NJ Hlthcare Facs Fing Auth AHS Hosp Corp Ser A	5.125%	7/1/2019	A1	1,500	1,643,025
NJ Hlthcare Facs Fing Auth Hosp Asset Transformation Pg Ser A	5.00%	10/1/2015	AA-	1,500	1,699,350
NJ Hlthcare Facs Fing Auth Hosp Asset Transformation Pg Ser A	5.00%	10/1/2016	AA-	2,000	2,268,020
NJ Hlthcare Facs Fing Auth Somerset Med Ctr	5.50%	7/1/2018	Ba2	1,950	1,750,340
NJ Hlthcare Facs Fing Auth St. Joseph’s Hlthcare Sys	6.00%	7/1/2018	BBB-	3,000	3,166,560
NJ Hlthcare Facs Fing Auth Virtua Hlth (AG)	5.50%	7/1/2020	AAA	5,455	6,081,343
Northampton Cnty PA Gen Purp Auth St. Luke’s Hosp Pj Ser A	5.00%	8/15/2019	BBB+	2,000	2,050,260
NY St Dorm Auth Rev Good Samaritan Hosp Med Ctr Ser A (NPFGC)	5.75%	7/1/2014	A	1,500	1,521,150
NY St Dorm Auth Rev Lenox Hill Hosp Oblig Grp	5.375%	7/1/2020	Ba1	1,000	959,340
NY St Dorm Auth Rev Non St Supp Debt Mem Sloan Kettering Sub Ser A2	5.00%	7/1/2014	AA	2,000	2,206,060
NY St Dorm Auth Rev Non St Supp Debt North Shore L I Jewish Ser E	5.00%	5/1/2019	A-	4,000	4,276,000
NY St Dorm Auth Rev Non St Supp Debt Orange Regl Med Ctr	6.50%	12/1/2021	Ba1	1,000	1,017,820
OH St Higher Edl Fac Commn Hosp Cleveland Clinic Hlth Pj Ser A(i)	5.00%	1/1/2015	Aa2	1,000	1,122,530
OH St Hosp Fac Rev Cleveland Clinic Hlth Ser B	5.00%	1/1/2022	Aa2	3,000	3,241,680
Philadelphia PA Hosps & Higher Ed Facs Auth Temple Univ Hosp Sys Ser A	6.625%	11/15/2023	BBB	2,000	2,001,120

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2009

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Healthcare (continued)
SC Jobs Econ Dev Auth Tuomey (CIFG)	5.00%		11/1/2011	BBB+	$250	$255,968
Scottsdale AZ Indl Dev Auth Scottsdale Hlthcare A	5.00%		9/1/2017	A3	2,000	2,127,360
South Broward FL Hosp Dist Rev Hosp (NPFGC)	5.00%		5/1/2019	AA-	5,130	5,475,711
South Broward FL Hosp Dist Rev Hosp (NPFGC)	5.00%		5/1/2022	AA-	2,710	2,839,646
Sullivan Cnty TN Hlth Edl & Hsg Facs Brd Wellmont Hlth Sys Pj Ser C	5.00%		9/1/2022	BBB+	3,300	2,981,484
Tarrant Cnty TX Cultural Ed Facs Fin Corp Buckner Ret Svcs Inc Pj	5.00%		11/15/2011	A-	250	258,865
Tarrant Cnty TX Cultural Ed Facs Fin Corp Christus Hlth Ser A (AG)	5.75%		7/1/2018	AAA	3,500	3,964,310
Territory of Guam Oblig Rev Section 30 Ser A	5.375%		12/1/2024	BBB-	1,000	1,053,950
Territory of Guam Oblig Rev Section 30 Ser A	5.50%		12/1/2019	BBB-	1,000	1,082,430
Univ of AL Ser A	5.00%		9/1/2016	A+	2,320	2,534,739
Univ of AL Ser A	5.25%		9/1/2017	A+	1,180	1,306,036
WI St Hlth & Edl Facs Auth Aurora Hlthcare Inc Ser B	4.75%		8/15/2025	A3	2,000	2,051,360
WI St Hlth & Edl Facs Auth Ministry Hlth Rmkt (FSA)	5.00%		8/1/2016	AAA	2,230	2,474,163
WI St Hlth & Edl Facs Auth St. John’s Cmntys Inc Ser C-1(d)	6.40%		9/15/2015	NR	2,000	2,002,580
WI St Hlth & Edl Facs Auth Synergy Hlth Inc	6.00%		11/15/2023	AA-	3,630	3,805,982
WI St Hlth & Edl Facs Auth Wheaton Franciscan Hlthcare	5.25%		8/15/2017	BBB+	8,160	8,328,994
WI St Hlth & Edl Facs Auth Wheaton Franciscan Hlthcare	5.25%		8/15/2018	BBB+	2,000	2,029,780
WV St Hosp Fin Auth Thomas Hlth Sys	6.00%		10/1/2020	NR	1,600	1,561,088

Total						162,729,069

Housing 0.80%
Garza Cnty TX Pub Fac Corp	5.50%		10/1/2018	BBB	1,000	949,660
LA St Citizens Ppty Ins Corp Ser B (AMBAC)	5.00%		6/1/2016	A-	300	309,573
WI Hsg & Econ Dev Auth Multi Fam Hsg Ser A AMT	6.25%	#	10/1/2040	Aa3	7,420	7,420,000

Total						8,679,233

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2009

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Lease Obligations 8.52%
Arkansas KS Pub Bldg Commn South Cent Regl Med Ctr	6.25%		9/1/2024	Baa3	$2,335	$2,434,611
Atlanta GA Downtown Dev Auth Rev Underground Atlanta Pj Ser A (AG)	5.00%		7/1/2016	AAA	4,500	4,990,185
Blount Cnty TN Pub Bldg Auth Loc Govt Pub Impt D-3-A GTD	0.85%	#	6/1/2034	AA+	1,650	1,650,000
CA St Pub Wrks Brd Dept Gen Svcs Bldgs 8 & 9 Ser A	5.00%		4/1/2020	A-	4,085	4,276,668
CA St Pub Wrks Brd Dept Hlth Svcs Richmond Lab Ser B (XLCA)	5.00%		11/1/2017	A-	315	333,739
Fulton Cnty GA Facs Corp Pub Purp Pj COP	5.00%		11/1/2016	AA-	2,200	2,466,552
Goodyear AZ Pub Impt Corp	6.375%		7/1/2019	AA-	500	632,810
Greenville Cnty SC Sch Dist Bldg Equity Sooner	5.50%		12/1/2017	AA	3,000	3,440,700
Gwinnett Cnty GA Dev Auth Pub Schs Pj COP (NPFGC)	5.25%		1/1/2020	AA+	5,000	5,789,250
IN Fin Auth Lease Rev Ser A1	5.00%		11/1/2015	AA+	1,000	1,139,410
KY St Ppty & Bldgs Commn	5.75%		11/1/2019	Aa3	3,425	4,119,864
KY St Ppty & Bldgs Commn Pj No 93 (AG)	5.00%		2/1/2015	AAA	1,315	1,503,913
KY St Ppty & Bldgs Commn Pj No 93 (AG)	5.25%		2/1/2020	AAA	2,000	2,351,040
Montgomery Cnty VA Indl Dev Auth Pub Pjs	5.00%		2/1/2018	AA-	1,000	1,098,350
New York City NY Indl Dev Agy USTA Natl Tennis (FSA)	5.00%		11/15/2018	AAA	400	456,696
NJ Econ Dev Auth Sch Facs Constr Ser AA	5.25%		12/15/2020	AA-	8,125	9,234,875
NJ Econ Dev Auth Sch Facs Constr Ser W	5.00%		3/1/2013	AA-	1,500	1,653,660
NJ Econ Dev Auth Transn Pj Sublease Ser A	5.00%		5/1/2013	AA-	3,500	3,875,515
NJ Econ Dev Auth Transn Pj Sublease Ser A	5.00%		5/1/2018	AA-	1,425	1,617,076
NJ Sports & Exposition Auth Ser B	5.00%		9/1/2018	AA-	5,000	5,634,650
North Charleston SC Convtn Ctr COP	5.00%		10/1/2016	AA-	2,010	2,299,882
North Charleston SC Convtn Ctr COP	5.00%		10/1/2017	AA-	2,535	2,904,400
Northwest Allen IN Sch Bldg Corp First Mtg (FSA)	5.00%		7/15/2020	AAA	3,140	3,466,277
NY St Dorm Auth Rev St Mental Hlth Svcs Facs Impt Ser A (FSA)	5.00%		2/15/2016	AAA	2,775	3,163,056
PA St Indl Dev Auth Econ Dev	5.00%		7/1/2013	A-	2,000	2,159,500
Puerto Rico Comwlth Infrastr Fing Auth Mepsi Campus Pj Ser A	5.60%		10/1/2014	NR	200	195,920
Puerto Rico Pub Bldgs Auth Rev Govt Facs Ser P GTD	7.00%		7/1/2021	BBB-	5,000	5,559,200

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2009

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Lease Obligations (continued)
Sevier Cnty TN Pub Bldg Auth Loc Govt Pub Impt VI-B-1	0.80%	#	6/1/2024	Aaa	$1,900	$1,900,000
VA College Bldg Auth Pub Higher Ed Fing Pg Ser A	5.00%		9/1/2016	Aa1	5,475	6,444,349
VA St Pub Bldg Auth Pub Fac Bldg Rev Bds Ser A	5.00%		8/1/2014	AA+	3,000	3,459,420
WI St Rev Ser A	5.25%		5/1/2020	AA-	2,175	2,507,123

Total						92,758,691

Other Revenue 12.86%
Albemarle Cnty VA Indl Dev Auth Thomas Jefferson Fndtn Inc	0.85%	#	6/1/2037	A2	2,000	2,000,000
Baker FL Correctional Dev Corp 1st Mtg Rev Detention Ctr Pj	7.50%		2/1/2030	NR	1,200	1,089,972
Baytown Twp MN Rev St. Croix Prep Academy Pj Ser A	6.00%		8/1/2018	NR	1,900	1,796,564
Brazos River Auth TX Pollutn Ctrl TXU Elec Co Pj Ser C AMT	5.75%		5/1/2036	CCC	2,050	1,757,793
CA St Econ Recovery Ser A (NPFGC)(FGIC)	5.25%		7/1/2014	A	200	227,108
CA St Pub Wrks Brd Dept Corrections & Rehab F (NPFGC)(FGIC)	5.25%		11/1/2017	A	250	271,550
Cumberland Vly PA Sch Dist (FSA)	5.00%		11/15/2019	Aa3	3,000	3,262,740
Dallas TX Civic Ctr (AG)	5.00%		8/15/2021	AAA	3,800	4,224,802
Dallas TX Convtn Ctr Hotel Dev Corp Ser A	5.25%		1/1/2020	A+	4,000	4,296,400
Dallas TX Convtn Ctr Hotel Dev Corp Ser A	5.25%		1/1/2022	A+	2,405	2,543,672
Denver CO City & Cnty Excise Ser A (AG)	6.00%		9/1/2023	AAA	3,000	3,418,110
FL Hurricane Catastrophe Fd Fin Corp Ser A	5.00%		7/1/2014	AA-	5,000	5,426,950
FL St Citizens Ppty Ins Corp Sr Secd High Risk Acct A (NPFGC)	5.00%		3/1/2012	A+	350	362,327
FL St Citizens Ppty Ins Corp Sr Secd High Risk Acct A-1	6.00%		6/1/2016	A+	10,000	10,931,900
FL St Dept of Envr Protn FL Forever Ser B (NPFGC)	5.00%		7/1/2012	AA-	300	326,460
Garza Cnty TX Pub Fac Corp	5.25%		10/1/2017	BBB	1,000	941,440
Garza Cnty TX Pub Fac Corp	5.50%		10/1/2019	BBB	1,600	1,507,280
Houston TX Util Sys Rev 1st Lien Ser A (NPFGC)	5.25%		5/15/2017	AA	2,400	2,782,632
IL Fin Auth Rev Peoples Gas Lt & Coke Co AMT (AMBAC)	4.875%		11/1/2038	A2	7,500	7,528,125

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Other Revenue (continued)
LA Pub Facs Auth Rev Cleco Pwr LLC Pj	7.00%	12/1/2038	Baa1	$3,500	$3,745,980
LA St Citizens Ppty Ins Corp Ser B (AMBAC)	5.00%	6/1/2021	A-	3,500	3,517,465
MA St Dev Fin Agy Dominion Enrg Brayton 1	5.75%	12/1/2042	A-	1,000	1,104,500
Manatee Cnty FL Transn Rev (AMBAC)	5.00%	10/1/2019	AA-	2,030	2,166,355
MD St Hlth & Higher Edl Facs Auth Washington Christian Academy	5.25%	7/1/2018	NR	250	169,350
MI St (NPFGC)(IBC)	5.50%	12/1/2013	A	100	114,188
Miami-Dade Cnty FL Spl Oblig Fltg Rate Cap Asset Acq Ser A (NPFGC)(FGIC)	4.675%	4/1/2014	A+	200	185,426
Mohave Cnty AZ Indl Dev Auth Mohave Prison LLC Expansion Pj	7.50%	5/1/2019	BBB+	3,000	3,628,530
Navajo Cnty AZ Pollutn Ctrl Corp Ser C	5.50%	6/1/2034	Baa2	10,000	10,496,500
New York City NY Tr Cultural Res Lincoln Ctr Ser C	5.75%	12/1/2018	A+	2,500	2,950,150
NH St Business Fin Auth Pub Svc Ser D Rmkt TCRS AMT (AMBAC)	6.00%	5/1/2021	A3	1,000	1,015,340
NJ Econ Dev Auth Cigarette Tax	5.625%	6/15/2019	BBB	3,000	3,009,330
NM Fin Auth Rev Sub Lien Pub Pj Revolving Fd Ser C (NPFGC)	5.00%	6/15/2015	AA-	2,145	2,425,480
NY St Dorm Auth Rev Non St Supp Debt Sch Dist Fing Pg Ser C (AG)	5.00%	10/1/2017	AAA	5,000	5,679,050
NY St Enrg Resh & Dev Auth Rochester Gas & Elec Corp C (NPFGC)	5.00%	8/1/2032	A	5,000	5,241,800
OH St Air Quality Dev Auth First Enrg Generation Ser A	5.70%	8/1/2020	BBB	3,250	3,566,388
OH St Air Quality Dev Auth First Enrg Nuclear Ser A	5.75%	6/1/2033	BBB	3,000	3,289,260
OH St Air Quality Dev Auth Pollutn Ctrl First Enrg Ser B	5.25%	3/1/2023	Baa1	2,000	2,063,380
OH St Wtr Dev Auth Pollutn Ctrl First Enrg Ser A	5.875%	6/1/2033	Baa1	3,125	3,448,875
OR St Dept Admin Svcs (FSA)	5.00%	9/1/2012	AAA	100	111,182
Orlando FL Cmnty Redev Agy Tax Alloc Downtown Dist Ser A	5.25%	9/1/2021	A	6,415	6,780,078
Philadelphia PA Auth Indl Dev First Philadelphia Charter Ser A	5.30%	8/15/2017	BBB-	215	199,047
Pub Gas Partners Inc GA Ser A(d)	5.00%	10/1/2019	A+	8,450	9,308,435
Rockport IN Pollutn Ctrl Rev MI Pwr Co Pj Ser A	6.25%	6/1/2025	BBB	2,500	2,717,925

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2009

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Other Revenue (continued)
Sabine River Auth TX Pollutn Ctrl TXU Elec Co Pj Ser A	5.50%		5/1/2022	CCC	$1,620	$1,389,101
VA St Hsg Dev Auth Ser A-5 AMT	4.70%		7/1/2017	AAA	2,315	2,370,676
Valparaiso IN Econ Dev Rev Valparaiso Fam YMCA	5.00%		12/1/2012	NR	250	242,333
Western Generation Agy OR Wauna Cogeneration PJ B AMT	5.00%		1/1/2012	NR	4,315	4,300,588
Willacy Cnty TX Loc Govt Corp Pj Ser A-2	6.00%		9/1/2010	NR	105	104,601

Total						140,037,138

Pre-Refunded 0.71%
IL St Toll Hwy Auth Ser A-1 (FSA)	5.00%		1/1/2026	AAA	5,000	5,930,750
Metro Transn Auth NY Svc Contract Ser 8 (NPFGC)(IBC)	5.375%		7/1/2021	AAA	520	598,931
Milledgeville-Baldwin Cnty GA Dev Auth College & St Univ Fndtn	5.50%		9/1/2024	AAA	1,000	1,192,010

Total						7,721,691

Special Tax 0.73%
Goodyear AZ Pub Impt Corp Ser A (NPFGC)	5.00%		7/1/2022	AA-	500	540,570
Kansas City MO Tax Incr Maincor Pj Ser A	5.25%		3/1/2018	NR	120	112,986
Mesquite NV Redev Agy Tax Alloc	7.00%		6/1/2019	A-	1,700	1,778,489
Miami-Dade Cnty FL Entitlement GTD (NPFGC)(FGIC)	5.00%		8/1/2014	A+	1,000	1,095,720
Orange Cnty FL Tourist Dev (AMBAC)	5.00%		10/1/2013	A+	1,265	1,385,858
Sparks NV Loc Impt Dist Ltd Oblig Dist No 3	6.50%		9/1/2020	NR	500	493,065
Sparks NV Tourism Impt Dist No 1 Sr Sales Tax Antic Ser A†	6.50%		6/15/2020	Ba2	2,000	1,983,060
Tempe AZ Pier Twn Lake Impt Dist	5.00%		1/1/2018	Aa3	500	579,215

Total						7,968,963

Tax Revenue 4.85%
AL St Pub Sch & College Auth Cap Impt	5.00%		12/1/2016	AA	3,500	4,025,420
Bay Area Govt Assoc CA Infrastr Fing Auth St Acceleration Nts (NPFGC)(FGIC)	5.00%		8/1/2017	A	500	521,260
CA St Econ Recovery Ser C-3 GTD	1.00%	#	7/1/2023	A	6,300	6,300,000
CA St Econ Recovery Ser C-4 GTD	1.00%	#	7/1/2023	A	1,065	1,065,000
Dallas TX Area Rapid Transit Sr Lien(b)	5.00%		12/1/2022	AAA	635	713,673
Dallas TX Area Rapid Transit Sr Lien(b)	5.00%		12/1/2023	AAA	390	438,319

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Tax Revenue (continued)
Dallas TX Area Rapid Transit Sr Lien(b)	5.00%	12/1/2024	AAA	$515	$578,806
Dallas TX Area Rapid Transit Sr Lien(b)	5.00%	12/1/2028	AAA	460	516,992
FL St Dept of Envr Protn FL Forever Ser A (NPFGC)(FGIC)	5.00%	7/1/2014	AA-	4,000	4,385,120
MI St Trunk Line (NPFGC)(FGIC)	5.00%	11/1/2012	AA+	350	382,554
Nassau Cnty NY Interim Fin Auth Sales Tax Secd Ser A	5.00%	11/15/2021	AAA	1,000	1,158,650
New York City NY Transnl Fin Auth Fiscal 2009 Ser S1	5.00%	7/15/2016	AA-	3,055	3,497,608
New York City NY Transnl Fin Auth Sub Future Tax Secd Ser B	5.00%	11/1/2016	AAA	5,000	5,912,200
NJ Econ Dev Auth Cigarette Tax	5.50%	6/15/2024	BBB	5,325	5,287,459
NY St Loc Govt Assistance Svcs Corp Ser C	5.00%	4/1/2016	AAA	5,000	5,842,250
Puerto Rico Sales Tax Fing Corp 1st Sub Ser A	5.25%	8/1/2019	A+	3,895	4,429,472
TX St Transn Commn 1st Tier	5.00%	4/1/2017	AAA	2,365	2,785,946
Virgin Islands Pub Fin Auth Rev Gross Rcpts Taxes Ln Nts (NPFGC)(FGIC)	5.00%	10/1/2018	A	1,000	1,035,150
Virgin Islands Pub Fin Auth Rev Matching Fd Ln Diago Ser A	6.75%	10/1/2019	BBB	2,500	2,855,500
Volusia Cnty FL Sales Tax Rev Sub Lien Sales Tax (FSA)	5.00%	10/1/2015	Aa3	1,000	1,113,520

Total					52,844,899

Tobacco 0.51%
Buckeye OH Tob Sttlmnt Fing Auth Asset Bkd Sr Turbo Ser A-2	5.125%	6/1/2024	BBB	445	419,773
Golden St Tob Securitization Corp CA Asset Bkd Sr Ser A-1	5.00%	6/1/2014	BBB	2,500	2,610,500
NY Tob Sttlmnt Fing Corp Asset Bkd Ser A1	5.50%	6/1/2019	AA-	1,000	1,074,420
SC Tob Sttlmnt Rev Mgmt Auth	5.00%	6/1/2018	BBB	1,450	1,453,117

Total					5,557,810

Transportation 9.51%
Alliance Arpt Auth Inc TX Spl Facs FedEx Corp Pj AMT	4.85%	4/1/2021	BBB	3,000	2,840,400
Camino Real Regl Mobility Auth TX St Spur 601	5.25%	8/15/2018	A	500	529,075

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Transportation (continued)
Clark Cnty NV Arpt Rev Sys Sub Lien Ser A (AMBAC)	5.00%	7/1/2016	Aa3	$250	$275,163
Clark Cnty NV Arpt Rev Sys Sub Lien Ser C (FSA)	5.00%	7/1/2022	AAA	3,905	4,253,365
E-470 Pub Hwy Auth CO Rev Cap Apprec Sr Ser B (NPFGC)	Zero Coupon	9/1/2018	A	10,900	6,823,073
E-470 Pub Hwy Auth CO Rev Ser D2 (NPFGC)	5.00%	9/1/2039	A	2,000	2,021,800
FL St Dept of Transn Tpk Auth Rev Ser A	5.00%	7/1/2020	AA-	500	562,220
GA St Rd & Twy Auth Rev Fed Hwy Grant Antic Bds Ser A	5.00%	6/1/2019	AA-	3,575	4,167,127
HI St Hwy Rev	5.00%	1/1/2016	AA+	1,150	1,331,631
Jacksonville FL Transn Rev (NPFGC)	5.00%	10/1/2016	AA-	1,370	1,564,773
KY St Tpk Auth Econ Revitalization Pjs Ser A	5.00%	7/1/2019	AA+	4,040	4,646,848
KY St Tpk Auth Econ Revitalization Pjs Ser A	5.00%	7/1/2022	AA+	1,415	1,607,581
MA Bay Transn Auth Sr Ser B	5.25%	7/1/2019	AAA	5,000	6,114,050
ME St Tpk Auth Rev (FSA)	5.00%	7/1/2013	AAA	1,000	1,112,110
Metro Transn Auth NY Ser B	5.00%	11/15/2019	AA	1,375	1,591,178
Metro Transn Auth NY Ser B	5.00%	11/15/2021	A	500	548,475
Metro WA DC Arpts Auth Ser A AMT	5.50%	10/1/2014	AA-	3,000	3,302,730
MI St Grant Antic Bds (FSA)	5.25%	9/15/2018	AAA	500	552,190
MI St Trunk Line (FSA)	5.25%	11/1/2016	AAA	3,000	3,454,020
MO St Hwys & Transn Commn 2nd Lien	5.25%	5/1/2021	AAA	2,500	2,887,600
NJ Econ Dev Auth Spl Fac Continental Airlines Inc Pj AMT	6.625%	9/15/2012	B	250	248,313
NJ Econ Dev Auth Transn Pj Sublease Ser A	5.00%	5/1/2019	AA-	3,000	3,358,080
NJ St Transn Tr Fd Auth Grant Antic Bds Ser A (NPFGC)(FGIC)	5.00%	6/15/2017	A1	300	333,057
NJ St Transn Tr Fd Auth Transn Sys Ser B (NPFGC)(FGIC)	5.50%	12/15/2020	AA-	1,000	1,176,760
North TX Twy Auth Rev Sys 1st Tier Ser A	5.00%	1/1/2012	A2	500	527,480
North TX Twy Auth Rev Sys 1st Tier Ser A	6.25%	1/1/2024	A2	5,000	5,720,100
North TX Twy Auth Rev Sys 1st Tier Ser G	5.00%	1/1/2038	A2	2,500	2,515,000
North TX Twy Auth Rev Sys 1st Tier Ser H	5.00%	1/1/2043	A2	3,000	3,117,000
OH St Major New St Infrastr Ser 2008-1	5.50%	6/15/2020	AA	4,500	5,309,865
OH St Major New St Infrastr Ser 2008-1	5.75%	6/15/2019	AA	1,000	1,209,040
Oklahoma City OK Arpt Tr Jr Lien 29th Ser B (AMBAC)	5.00%	7/1/2017	A+	350	387,555

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Transportation (continued)
PA St Tpk Commn Ser A (FSA)	5.25%	7/15/2019	AAA	$1,270	$1,482,395
PA St Tpk Commn Sub Ser A (AG)	5.00%	6/1/2017	AAA	3,500	4,040,190
PA St Tpk Commn Sub Ser A (AG)	5.00%	6/1/2018	AAA	2,500	2,890,950
RI St Econ Dev Corp Grant Antic Dept Transn Ser A (AG)	5.25%	6/15/2020	AAA	6,495	7,485,747
RI St Econ Dev Corp Ser C (AG)	5.00%	7/1/2014	AAA	1,985	2,194,179
San Francisco CA City & Cnty Arpts Commn 2nd Ser A-4 AMT	6.50%	5/1/2019	A1	2,500	2,665,100
St. Louis MO Arpt Rev Lambert Intl Arpt Ser A (FSA)	5.00%	7/1/2017	AAA	1,650	1,762,183
St. Louis MO Arpt Rev Lambert Intl Arpt Ser A-1	5.125%	7/1/2016	A	1,920	1,972,109
Triborough NY Bridge & Tunnel Auth Sub Ser D	5.00%	11/15/2014	Aa3	1,000	1,157,160
TX St Transn Commn 1st Tier	5.00%	8/15/2042	BBB+	1,500	1,522,590
WI St Transn Rev Ser A	5.00%	7/1/2019	AA+	2,000	2,313,720

Total					103,573,982

Utilities 16.15%
AZ Salt River Pj Agric Impt & Pwr Dist Rev Ser A	5.00%	1/1/2021	Aa1	1,000	1,161,170
Burke Cnty GA Dev Auth Pollutn Ctrl GA Pwr Co Vogtle 5th Ser	4.375%	10/1/2032	A	500	508,755
CA St Dept of Wtr Res Pwr Supply Ser K	5.00%	5/1/2018	Aa3	4,050	4,687,996
Cape Coral FL Wtr & Swr Rev Bd Antic Nts	6.00%	10/1/2011	NR	7,500	7,711,725
Cape Fear Pub Util Auth NC Wtr & Swr Sys	5.00%	8/1/2018	AA	1,000	1,179,450
Chicago IL Wst Wtr Transmission Rev Ser A (BHAC)	5.50%	1/1/2020	AAA	1,250	1,542,275
Chicago IL Wtr Rev 2nd Lien (FSA)	5.00%	11/1/2013	AAA	1,000	1,125,510
Dallas TX Wtrwrks & Swr Sys Rev (AMBAC)	5.00%	10/1/2014	AAA	1,000	1,154,610
Dist of Columbia Wtr & Swr Auth Sub Lien Ser A (AG)	5.00%	10/1/2018	AAA	1,000	1,178,980
Enrg Northwest WA Elec Rev Columbia Generating Ser C	5.00%	7/1/2024	Aaa	1,000	1,120,840
Enrg Northwest WA Elec Rev Pj 3 Ser D	5.00%	7/1/2016	Aaa	2,500	2,910,575
FL Muni Pwr Agy Rev Pwr Ser A	5.00%	10/1/2016	A1	2,170	2,427,275
FL Muni Pwr Agy Rev Pwr Ser A	5.25%	10/1/2022	A1	3,115	3,493,005
Fulton Cnty GA Wtr & Swr Rev (NPFGC)(FGIC)	5.00%	1/1/2018	AA-	3,000	3,224,640

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Utilities (continued)
Grand River Dam Auth OK Rev Ser A (BHAC)	5.00%	6/1/2016	AAA	$1,000	$1,165,710
Hamilton Cnty OH Swr Sys Rev Metro Swr Dist Ser A (NPFGC)	5.00%	12/1/2018	AA+	3,410	3,698,077
Hampton Rds Santn Dist VA	5.00%	4/1/2022	AA+	5,000	5,712,300
HI St Ser DG (AMBAC)	5.00%	7/1/2015	AA	240	277,999
IA Fin Auth Rev Revolving Fd	5.25%	8/1/2020	AAA	2,500	2,916,200
IL Fin Auth Rev Revolving Fd Master Tr	5.25%	9/1/2016	AAA	5,000	5,762,250
IN Fin Auth Pwr & Lt Co Ser C	4.90%	1/1/2016	A3	5,000	5,282,750
IN Muni Pwr Agy Ser B (NPFGC)	5.25%	1/1/2020	A+	3,875	4,100,215
Indianapolis IN Gas Util Rev Ser C (AG)	5.00%	6/1/2017	AAA	3,140	3,467,094
Indianapolis IN Loc Pub Impt Bd Bk Wtrwrks Pj Ser 2007 L (NPFGC)	5.00%	7/1/2019	AA-	500	542,810
Indianapolis IN Loc Pub Impt Bd Bk Wtrwrks Pj Ser A (NPFGC)	5.50%	7/1/2019	AA-	2,580	2,938,594
Intermountain Pwr Agy UT Ser A	5.25%	7/1/2020	A+	1,000	1,061,860
Lansing MI Swr Disp Sys Rev (NPFGC)(FGIC)	5.00%	5/1/2014	AA-	150	171,188
Long Island NY Pwr Auth Ser A (NPFGC)(FGIC)	5.00%	12/1/2019	A	3,000	3,298,620
Louisville & Jefferson Cnty KY Metro Swr Dist Ser A	5.00%	5/15/2019	AA-	4,705	5,363,182
Lower CO River Auth TX Rev	5.50%	5/15/2014	A1	1,000	1,136,870
Lower CO River Auth TX Rev	5.50%	5/15/2015	A1	1,200	1,370,472
MA St Wtr Res Auth Ser B	4.00%	8/1/2016	AA+	1,170	1,306,633
MD St Econ Dev Corp Potomac Rmkt	6.20%	9/1/2022	A3	1,650	1,923,702
Metro Govt Nashville & Davidson Cnty TN Wtr & Swr Ser A (FSA)	5.25%	1/1/2019	AAA	500	594,610
Miami-Dade Cnty FL Wtr & Swr Sys Ser B (FSA)	5.25%	10/1/2018	AAA	3,000	3,451,830
MN St Muni Pwr Agy Elec	5.25%	10/1/2022	A3	250	270,655
Monroe Cnty GA Dev Auth Pollutn Ctrl Oglethorpe Pwr Scherer B (AMBAC)	4.625%	1/1/2036	A3	1,500	1,524,450
MS Business Fin Corp Sys Enrg Res Inc Pj	5.90%	5/1/2022	BBB	2,500	2,486,725
Muni Elec Auth GA Pj One Sub Ser A	5.00%	1/1/2014	A	1,145	1,266,210
NC Eastern Muni Pwr Agy Ser A (AG)	5.00%	1/1/2013	AAA	1,500	1,617,855
NC Eastern Muni Pwr Agy Ser B(d)	5.00%	1/1/2020	A-	1,000	1,065,410
NC Muni Pwr Agy No 1 Catawaba Ser A	5.25%	1/1/2015	A	3,000	3,379,080
NE Pub Pwr Dist Rev Ser B (FSA)	5.00%	1/1/2018	AAA	3,000	3,380,580
NJ Envr Infrastr Tr Ser A	5.00%	9/1/2016	AAA	2,515	2,974,415

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Utilities (continued)
Northern CA Pwr Agy Rev Geothermal Pj No 3 Ser A	5.00%	7/1/2017	A1	$1,000	$1,124,670
Northern CA Pwr Agy Rev Geothermal Pj No 3 Ser A	5.00%	7/1/2018	A1	600	674,922
Northwest IL Subn Muni Jt Action Wtr Agy	5.00%	5/1/2018	AA-	500	586,635
NY St Envr Facs Corp Revolving Fds Pooled Fing Pg Ser A	4.375%	10/15/2014	AAA	1,000	1,085,080
Onslow NC Wtr & Swr Auth Ser A (NPFGC)	5.00%	6/1/2019	A	500	567,555
Philadelphia PA Gas Wrks Rev 8th 1998 Gen Ordinance Ser A	5.00%	8/1/2016	Baa2	1,000	1,042,750
Philadelphia PA Sch Dist Ser B (AMBAC)	5.00%	4/1/2013	Aa3	260	280,054
Phoenix AZ Civic Impt Corp Sr Lien	5.50%	7/1/2019	AAA	1,675	2,083,583
Piedmont SC Muni Pwr Agy A3	5.25%	1/1/2019	A-	2,000	2,237,900
Pima Cnty AZ Swr Rev (FSA)	5.00%	7/1/2014	AAA	200	224,968
Pinal Cnty AZ Elec Dist No 4	6.00%	12/1/2023	BBB	525	557,209
Portland OR Swr Sys Rev 1st Lien Ser A (FSA)	5.00%	6/15/2014	AAA	1,000	1,149,730
Pub Pwr Generation Agy NE Whelan Enrg Ctr Unit 2-A	5.00%	1/1/2015	A2	2,475	2,657,309
Puerto Rico Elec Pwr Auth Ser WW	5.25%	7/1/2014	A3	1,500	1,658,460
Sabine River Auth TX Pollutn Ctrl Southwestern Elec Co (NPFGC)	4.95%	3/1/2018	A	500	490,220
Sacramento CA Muni Util Dist Ser U (FSA)(b)	5.00%	8/15/2023	AAA	780	870,527
Sacramento CA Muni Util Dist Ser U (FSA)(b)	5.00%	8/15/2024	AAA	620	691,957
Sacramento CA Muni Util Dist Ser U (FSA)(b)	5.00%	8/15/2025	AAA	620	691,957
San Antonio TX Elec & Gas Ser A	5.00%	2/1/2018	Aa1	1,000	1,171,180
San Antonio TX Elec & Gas Ser A	5.25%	2/1/2020	Aa1	5,000	5,944,550
San Antonio TX Elec & Gas Sys	5.00%	2/1/2018	Aa1	2,740	3,209,033
San Diego CA Pub Facs Fing Auth Sr Ser B	5.00%	5/15/2020	A+	5,000	5,721,600
SC St Pub Svc Auth Santee Cooper Ser A (NPFGC)	5.00%	1/1/2016	Aa2	4,295	4,930,273
Snohomish Cnty WA Pub Util Dist No 1 (FSA)	5.00%	12/1/2020	AAA	5,000	5,449,450
TN Enrg Acq Corp Ser A	5.25%	9/1/2019	BB+	5,000	5,080,850
TN Enrg Acq Corp Ser A	5.25%	9/1/2021	BB+	2,000	2,019,300
Tuscon AZ Wtr Rev (NPFGC)(FGIC)	5.50%	7/1/2018	AA-	4,100	4,448,623
VA Res Auth Sub-Clean Wtr St Revolving Fd	5.00%	10/1/2017	AAA	2,000	2,392,040
VA Res Auth Sub-Clean Wtr St Revolving Fd	5.00%	10/1/2018	AAA	2,150	2,533,646

See Notes to Financial Statements.

Schedule of Investments (concluded)

INTERMEDIATE TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Utilities (continued)
Vernon CA Elec Sys Rev Ser A	5.50%	8/1/2015	A-	$1,000	$1,120,120
Western Generation Agy OR Wauna Cogeneration Pj B AMT	5.00%	1/1/2016	NR	1,510	1,367,788
WI Pub Pwr Inc Sys Ser A (FSA)	5.00%	7/1/2016	AAA	2,795	3,223,893
WV Econ Dev Auth Pollutn Ctrl Ser D	4.85%	5/1/2019	BBB	1,000	1,101,600
Yuma AZ Muni Ppty Corp Util Sys Sr Lien (XLCA)	5.00%	7/1/2024	A+	500	522,130

Total					175,846,714

Total Municipal Bonds (cost $1,019,628,319)					1,079,225,246

				Shares (000)
SHORT-TERM INVESTMENT 0.50%

Money Market Mutual Fund
Dreyfus Municipal Cash Management Plus (cost $5,400,705)				5,401	5,400,705

Total Investments in Securities 99.62% (cost $1,025,029,024)					1,084,625,951

Cash and Other Assets in Excess of Liabilities(f) 0.38%					4,189,349

Net Assets 100.00%					$1,088,815,300

Open Futures Contracts at September 30, 2009:

Type	Expiration	Contracts	Position	Market Value	Unrealized Depreciation
U.S. 30-Year Treasury Bond	December 2009	330	Short	$(40,053,750)	$(697,430)

See Notes to Financial Statements.

Schedule of Investments

SHORT DURATION TAX FREE FUND September 30, 2009

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
LONG-TERM INVESTMENTS 96.80%

MUNICIPAL BONDS 96.79%

Corporate-Backed 2.36%
Albany NY Indl Dev Agy Civic Fac Albany Inst History Ser A	2.15%	#	6/1/2019	NR		$2,075	$2,075,000
Babylon NY Indl Dev Agy Res Rev Covanta Babylon Ser A	5.00%		1/1/2013	AA		2,010	2,174,458
Collier Cnty FL Indl Dev Auth YMCA Collier Cnty Inc Pj	0.90%	#	9/1/2029	A-		4,635	4,635,000
Metro Govt Nashville & Davidson Cnty TN Indl Dev Brd Ser A	2.00%	#	1/1/2014	NR		2,405	2,405,000
MS Business Fin Corp JKW Real Estate LLC Pj	2.00%	#	5/1/2022	A-		1,990	1,990,000
PA Econ Dev Fing Auth Wst Mgt Inc Pj	3.60%		9/1/2013	BBB		500	500,175
Tippecanoe Cnty IN Rev Faith Prop Inc Pj	2.00%	#	11/1/2030	A-	(c)	6,100	6,100,000

Total							19,879,633

Education 9.28%
Alachua Cnty FL Indl Dev Rev Oak Hall Private Sch	1.00%	#	7/1/2031	A2		3,920	3,920,000
AZ St Univ Enrg Mgmt LLC Tempe Campus II	5.00%		7/1/2016	AA-		500	550,960
Birmingham AL Edl Bldg Auth Miles College Pj Ser A	2.00%	#	2/1/2029	Baa1		4,010	4,010,000
Broward Cnty FL Edl Facs Auth Nova Southeastern A	1.00%	#	4/1/2022	A+		1,645	1,645,000
Collierville TN Indl Dev Brd St. George’s High Sch Pj	1.60%	#	8/1/2031	Baa1		13,620	13,620,000
Louisville & Jefferson Cnty KY Metro Govt Student Hsg Univ of Louisville Hsg Ser A	1.60%	#	7/1/2032	Baa1		5,050	5,050,000
MD St Hlth & Higher Edl Facs Auth Barnesville Sch Issue	1.00%	#	9/1/2024	A2		2,065	2,065,000
Metro Govt Nashville & Davidson Cnty TN Hlth & Edl Facs Brd Fisk Univ Pj	2.00%	#	12/1/2020	Baa1		4,735	4,735,000
Miami-Dade Cnty FL Indl Dev Auth Belen Jesuit Prep Sch Pj	0.95%	#	8/1/2019	A2		4,955	4,955,000
MN St Higher Ed Facs Auth Clg St Scholastica Ser 6-A	3.50%	#	12/1/2034	Aa1		3,900	3,900,000
Mobile AL Spring Hill College Edl Bldg Auth Spring Hill College Pj	1.86%	#	9/1/2037	Baa1		14,500	14,500,000
NC Cap Facs Fin Agy Hill Ctr Pj	0.90%	#	7/1/2028	A-		5,000	5,000,000

See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2009

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Education (continued)
ND St Brd of Higher Ed Univ Hsg & Aux Facs	4.00%		4/1/2012	A+	$1,000	$1,036,710
NJ St Edl Facs Auth Univ Med & Dentistry Ser B	5.50%		12/1/2013	Baa2	1,000	1,064,330
NY St Dorm Auth Rev Non St Supp Debt St. Lawrence	5.00%		7/1/2014	A	4,000	4,430,920
Trinity TX Higher Edl Facs Corp Huston Tillotson Univ Pj A	2.90%	#	4/1/2038	Ba3	4,800	4,800,000
Troy NY Indl Dev Auth Civic Fac Rensselaer Polytechnic Ser E	4.05%		4/1/2037	A	100	102,059
Univ of TX Perm Univ Fd Ser A	5.00%		7/1/2014	AAA	1,400	1,619,828
Univ of TX Rev Fing Sys Ser D	4.00%		8/15/2014	AAA	1,000	1,107,840

Total						78,112,647

General Obligation 15.71%
AK Muni Bd Bk Auth Ser 1	5.00%		9/1/2015	A+	100	110,634
Bedford Pk Vlg IL (AG)	5.00%		12/1/2013	AAA	1,275	1,426,763
Boston MA Ser A	5.00%		4/1/2014	AA+	1,500	1,723,560
CA St Ser B Sub Ser B-5	1.50%	#	5/1/2040	Aa3	17,375	17,375,000
Centennial Auth NC Rev (AG)	5.00%		9/1/2014	Aa2	3,460	3,933,985
Chicago IL Brd of Ed Dedicated Revs Ser F	5.00%		12/1/2014	AA-	2,255	2,577,645
Chicago IL Ctfs Ser ZC-1 (FGIC)	3.00%	#	1/1/2023	NR	6,171	6,171,000
CO Edl & Cultural Facs Auth First Academy Inc Pj Ser	1.00%	#	4/1/2037	BBB+	4,735	4,735,000
Cook Cnty IL Cap Impt Ser E	3.38%	#	11/1/2033	AA	10,000	10,000,000
Cook Cnty IL Ser A (AMBAC)	5.00%		11/15/2014	AA	1,000	1,128,810
Crawford Cent Sch Dist PA (AG)	3.50%		2/15/2012	Aa2	250	263,345
CT St Ser A	5.00%		2/15/2013	AA	3,835	4,304,174
CT St Ser D	5.00%		11/1/2014	AA	500	579,325
Cumberland Cnty NC Impt Pjs Ser B 1 COP	4.00%		12/1/2014	AA	3,500	3,810,730
Detroit MI Sch Dist Floaters Ser DC 8032 (FSA)	0.60%	#	5/1/2029	AAA	8,535	8,535,000
Dist of Columbia Ser E (BHAC)	5.00%		6/1/2014	AAA	1,500	1,717,020
Douglas Cnty WA Sch Dist No 206 Eastmont (NPFGC)	5.00%		12/1/2014	Aa1	1,000	1,154,720
Eagle Mountain & Saginaw TX Indpt Sch Dist Cap Apprec Ser A PSF GTD	5.25%		8/15/2023	AAA	1,695	1,949,064
El Paso TX (FSA)	5.75%		8/15/2012	AAA	500	561,980
Fairfax Cnty VA Pub Impt Ser A	5.25%		4/1/2013	AAA	1,500	1,708,620

See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2009

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
General Obligation (continued)
FL St Brd of Ed Pub Ed Ser C	5.00%		6/1/2014	AAA	$250	$283,653
Frisco TX Ctfs Oblig Ser A (FSA)	5.00%		2/15/2012	AAA	500	544,215
Harris Cnty TX Ctfs Oblig	5.50%		8/15/2020	AAA	1,000	1,127,210
Hartford CT	5.625%		2/1/2013	A	590	674,352
Hartford CT (AG)	4.00%		11/15/2012	AAA	1,255	1,356,781
Hartford CT (AG)	4.00%		11/15/2013	AAA	1,320	1,444,991
HI St Ser DG (AMBAC)	5.00%		7/1/2012	AA	50	55,203
HI St Ser DQ	5.00%		6/1/2014	AA	3,500	4,001,305
Honolulu HI City & Cnty Ser B (NPFGC)	5.00%		7/1/2014	AA	2,475	2,827,093
IL St	5.00%		1/1/2013	AA-	2,555	2,812,748
IL St Ser B	3.00%	#	10/1/2033	AA-	10,250	10,250,000
King Cnty WA Ltd Tax Ser B	4.50%		1/1/2013	AAA	80	87,958
Madison Cnty IL Cmnty Unit Sch Dist No 2-Triad (NPFGC)	5.25%		1/1/2015	A+	2,035	2,308,117
Madison Cnty IL Cmnty Unit Sch Dist No 7-Edwardsville Ser A (FSA)	5.00%		12/1/2013	AAA	500	564,845
Maricopa Cnty AZ Unif Sch Dist No 11-Peoria (FSA)	5.00%		7/1/2014	AAA	500	578,265
Mecklenburg Cnty NC COP Ser A	5.00%		2/1/2012	AA+	250	270,908
Metro Transn Auth NY Ser B (NPFGC)	5.50%		1/1/2013	AA-	75	83,540
MN St Var Purp Ser F	4.00%		8/1/2014	AAA	6,000	6,662,700
Monmouth Cnty NJ Impt Auth Rev Govt Ln GTD (AMBAC)	5.00%		12/1/2013	NR	1,745	1,917,563
MS Dev Bk Spl Oblig Jackson GTD	5.00%		1/1/2012	AA-	75	79,612
Natomas Unif Sch Dist CA Cap Pjs Ser B COP (AMBAC)	5.00%		2/1/2035	A-	685	685,706
New York City NY Ser K (FSA)	5.00%		8/1/2013	AAA	1,500	1,678,260
OH St Infrastr Impt	5.35%		8/1/2014	AA+	1,000	1,160,230
OH St Mental Hlth Cap Facs Ser II-A (AMBAC)	5.00%		8/1/2012	AA	500	553,000
PA St 2nd Ser (NPFGC)(FGIC)	5.00%		7/1/2013	AA	2,900	3,277,812
Puerto Rico Pub Fin Corp Comwlth Approp Ser A (FGIC)	5.25%		8/1/2031	BBB-	7,500	7,739,100
RI St & Providence Plantation Cap Dev Ln Ser A	5.00%		7/15/2012	AA	475	523,336
Socorro TX Indpt Sch Dist Ser A PSF GTD	5.00%		8/15/2014	AAA	1,000	1,150,800
Waterbury CT (AG)	4.00%		9/1/2013	AAA	1,700	1,847,798
Waterbury CT (AG)	4.00%		9/1/2014	AAA	1,700	1,853,935

Total						132,167,411

See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2009

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Healthcare 19.75%
AL Hlthcare Auth For Baptist Ser A	6.00%		11/15/2036	A3	$2,000	$2,091,580
Albany NY Indl Dev Agy Civic Fac Teresian Hse Ser A	1.60%	#	7/1/2016	A1	1,540	1,540,000
Allegheny Cnty PA Hosp Dev Auth Hlthcare Dialysis Clinic	1.00%	#	9/1/2027	A2	6,100	6,100,000
Allegheny Cnty PA Hosp Dev Auth Univ Pittsburgh Med Ctr Ser A	5.00%		9/1/2014	Aa3	8,475	9,438,947
AZ Hlth Facs Auth Rev Banner Hlth Ser D	5.00%		1/1/2014	A+	2,000	2,175,460
Bay Med Ctr FL Hosp Rev Bay Med Ctr Pj Ser B	3.00%	#	10/1/2037	A1	17,985	17,985,000
Birmingham AL Med Clinic Brd Univ AL Hlth Svcs Fndtn	0.85%	#	9/1/2015	A2	10,000	10,000,000
Broward Cnty FL Hlth Facs Auth Henderson Mental Hlth	0.90%	#	7/1/2029	A-	5,100	5,100,000
CA Hlth Facs Fing Auth Adventist Hlth Sys West Ser C	5.00%		3/1/2014	A	2,000	2,148,480
CA Muni Fin Auth Cmnty Hosps Cent CA COP(d)	5.00%		2/1/2012	Baa2	1,095	1,135,241
CA Muni Fin Auth Cmnty Hosps Cent CA COP(d)	5.00%		2/1/2013	Baa2	1,160	1,208,894
CA Muni Fin Auth Cmnty Hosps Cent CA COP(d)	5.00%		2/1/2014	Baa2	1,220	1,269,386
CA Statewide Cmntys Dev Auth Kaiser Permanente Ser A	5.00%		4/1/2013	A+	5,000	5,481,800
CA Statewide Cmntys Dev Auth Kaiser Permanente Ser C	3.85%		11/1/2029	A+	2,000	2,053,840
CA Statewide Cmntys Dev Auth Sr Living Sthn CA	5.25%		11/15/2014	BBB	1,270	1,312,405
Clackamas Cnty OR Hosp Fac Auth Legacy Hlth Sys Ser C	5.00%		7/15/2037	A+	2,000	2,139,000
CO Hlth Facs Auth Rev Evangelical Lutheran Ser B	5.00%		6/1/2039	A-	3,000	3,194,430
DeKalb Cnty GA Dev Indl Auth AG Rhodes Home Inc Pj	1.15%	#	3/1/2021	A2	3,305	3,305,000
Gwinnett Cnty GA Hosp Auth Rev Gwinnett Hosp Sys Pj Ser C (FSA)	2.10%	#	7/1/2042	Aa3	3,240	3,240,000
Gwinnett Cnty GA Hosp Auth Rev Gwinnett Hosp Sys Pj Ser D (FSA)	2.10%	#	7/1/2041	Aa3	6,000	6,000,000
Harris Cnty TX Cultural Ed Facs Fin Corp Methodist Hosp Sys	5.00%		6/1/2014	AA	3,500	3,979,500

See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2009

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Healthcare (continued)
Harris Cnty TX Cultural Ed Facs Fin Corp Methodist Hosp Sys Ser B	5.25%		12/1/2013	AA	$3,000	$3,329,880
HFDC Cent TX Inc Ret Fac Ser A	5.25%		11/1/2014	NR	1,195	1,167,443
HI St Dept Bdgt & Fin Ser C2	6.40%		11/15/2014	NR	1,100	1,121,373
IL Fin Auth Rev Advocate Hlthcare Ser A-3	3.875%	#	11/1/2030	AA	1,000	1,028,740
IL Fin Auth Rev Luther Oaks Pj Ser C	1.00%	#	8/15/2039	BBB+	2,055	2,055,000
IL Fin Auth Rev Rush Univ Med Ctr Oblig Grp Ser A	5.00%		11/1/2014	A-	100	107,105
IL Fin Auth Rev The Carle Fndtn Ser A (AG)	5.00%		2/15/2012	AAA	500	526,355
IL Hlth Facs Auth Rev Advocate Hlthcare Network Ser A	4.375%	#	11/15/2022	AA	4,175	4,323,839
IN Hlth Fac Fing Auth Rev Ascension Hlth Ser A2 Rmkt	3.75%		11/15/2036	Aa1	400	414,228
IN Hlth Fac Fing Auth Rev Henry Cnty Mem Hosp Pj	4.25%	#	4/1/2022	BBB+	115	115,000
Kalamazoo MI Econ Dev Corp Friendship Vlg	1.00%	#	5/1/2027	BBB+	8,440	8,440,000
King Cnty WA Pub Hosp Dist No 2 Evergreen Hlthcare (NPFGC)	5.00%		12/1/2012	AA-	2,000	2,179,340
Knox Cnty TN Hlth Edl & Hsg Facs Brd Ser A-3	3.00%	#	10/1/2010	Aa3	1,150	1,150,000
KS St Dev Fin Auth Rev Adventist Hlth	4.00%		11/15/2012	A+	1,000	1,064,380
LA Pub Facs Auth Rev Blood Ctr Pj	2.00%	#	10/1/2030	Baa1	3,375	3,375,000
LA Pub Facs Auth Rev Christus Hlth Ser A	5.00%		7/1/2014	A+	3,000	3,225,990
Lee Cnty AL Indl Dev Auth Rev Lifesouth Cmnty Blood Ctr	0.90%	#	12/1/2019	A2	1,790	1,790,000
Lexington Cnty SC Hlth Svcs Dist Inc	5.50%		5/1/2032	A+	400	466,396
MA St Hlth & Edl Facs Auth Cap Assets Pg Ser D (NPFGC)	6.00%	#	1/1/2035	Baa1	80	80,000
MI St Hosp Fin Auth Rev Hlthcare Equip Ln Pg Ser C	2.10%	#	12/1/2032	BBB+	10,000	10,000,000
Middleburg Heights OH Hosp Rev Impt Southwest Gen Hlth	1.60%	#	8/15/2022	BBB+	4,155	4,155,000
Mobile AL Second Med Clinic Brd Bridge Inc Pj	3.25%	#	3/1/2016	NR	875	875,000
NC Med Care Commn Univ Hlth Sys Ser E-1	5.75%		12/1/2036	A+	1,000	1,060,040
Newport Beach CA Rev Hoag Mem Hosp Presb Ser D	5.00%		12/1/2038	AA	3,000	3,248,730
NJ Hlthcare Facs Fing Auth Somerset Med Ctr	5.50%		7/1/2018	Ba2	50	44,881

See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2009

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Healthcare (continued)
NY St Dorm Auth Rev North Shore Univ Hosp (NPFGC)	5.50%		11/1/2012	A	$2,035	$2,147,047
Rockford IL Rev Wesley Willows Oblig Grp	1.75%	#	4/1/2037	BBB	1,100	1,100,000
SC Jobs Econ Dev Auth Tuomey (CIFG)	5.00%		11/1/2013	BBB+	1,685	1,729,214
SC Jobs Econ Dev Auth Tuomey (CIFG)	5.00%		11/1/2014	BBB+	1,035	1,056,321
WI St Hlth & Edl Facs Auth Aurora Hlthcare Inc Ser B	4.75%		8/15/2025	A3	3,000	3,077,040
WI St Hlth & Edl Facs Auth Mercy Alliance Inc	2.00%	#	6/1/2022	A2	1,925	1,925,000
WI St Hlth & Edl Facs Auth St. John’s Cmntys Inc Ser C-2(d)	5.40%		9/15/2014	NR	3,750	3,754,650
WI St Hlth & Edl Facs Auth Wheaton Franciscan Hlthcare	5.00%		8/15/2013	BBB+	5,000	5,169,750

Total						166,201,705

Housing 2.49%
CA Hsg Fin Agy Rev Multi Fam Hsg Ser D	1.30%	#	2/1/2031	AA-	1,445	1,445,000
Saratoga Cnty NY Indl Dev Agy Amer Hsg Fndtn Ser A	1.60%	#	12/1/2036	A1	3,915	3,915,000
WI Hsg & Econ Dev Auth Multi Fam Hsg Ser A	5.00%	#	10/1/2036	Aa3	5,085	5,085,000
WI Hsg & Econ Dev Auth Multi Fam Hsg Ser A	5.00%	#	4/1/2046	Aa3	8,810	8,810,000
WI Hsg & Econ Dev Auth Multi Fam Hsg Ser B	5.00%	#	10/1/2036	Aa3	1,700	1,700,000

Total						20,955,000

Lease Obligations 10.92%
Anaheim CA Pub Fing Auth Pub Impts Pj Sub Ser C (FSA)	6.00%		9/1/2014	AAA	1,500	1,739,415
Atlanta GA Downtown Dev Auth Rev Underground Atlanta Pj Ser A (AG)	5.00%		7/1/2014	AAA	3,500	3,854,060
Blount Cnty TN Pub Bldg Auth Loc Govt Pub Impt D-3-A GTD	0.85%	#	6/1/2034	AA+	26,000	26,000,000
Decatur Twp IN Multi Sch Bldg Corp 1st Mtg ETM (FGIC)	4.00%		7/15/2013	AA+	1,670	1,835,029
Fulton Cnty GA Facs Corp Pub Purp Pj COP	5.00%		11/1/2012	AA-	1,250	1,360,788
Greenville Cnty SC Sch Dist Bldg Equity Sooner	5.00%		12/1/2013	AA	1,700	1,883,719

See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2009

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Lease Obligations (continued)
LA Loc Govt Envr Facs & Cmnty Dev Auth LCTCS Facs Corp Pj Ser A(d)	4.00%		10/1/2013	A	$1,500	$1,604,940
Maricopa Cnty AZ Pub Fin Corp Ser B (AMBAC)	5.00%		7/1/2014	AA+	3,000	3,331,680
Memphis-Shelby Cnty TN Indl Dev Brd Boys & Girls Club Ser A	0.90%	#	1/1/2028	A2	5,340	5,340,000
MI Muni Bd Auth Rev Loc Govt Ln Pg Sch Pg Ser C	5.00%		5/1/2013	A+	1,495	1,611,849
MI Muni Bd Auth Rev Loc Govt Ln Pg Ser C	5.00%		5/1/2013	AA-	1,650	1,796,586
MI Muni Bd Auth Rev Loc Govt Ln Pg Ser C	5.00%		5/1/2014	AA-	4,050	4,393,562
MI St Bldg Auth Rev Facs Pg Ser I	5.00%		10/15/2014	A+	2,000	2,156,320
MI St Bldg Auth Rev Facs Pg Ser I	5.00%		10/15/2015	A+	75	80,854
Miami-Dade Cnty FL Spl Rev Youth Fair & Exposition Pj	0.95%	#	8/1/2015	A2	5,205	5,205,000
New York City NY Transnl Fin Auth Ser S-2 (FSA)	5.00%		1/15/2014	AAA	3,000	3,357,990
NJ Econ Dev Auth Sch Facs Constr Ser O	5.25%		3/1/2014	AA-	2,625	2,966,434
NJ Econ Dev Auth Sch Facs Constr Ser W	5.00%		9/1/2012	AA-	350	383,544
NJ St Equip Lease Purchase Ser A COP	5.00%		6/15/2012	AA-	2,500	2,700,500
NY St Dorm Auth Rev Cons Svc Contract Ser A	4.00%		7/1/2014	AA-	1,425	1,528,498
NY St Dorm Auth Rev Mental Hlth Svcs Facs Impt	5.00%		2/15/2014	AA-	4,000	4,442,080
OH St Bldg Auth Facs Adult Correction Ser C (NPFGC)	5.00%		10/1/2013	AA	425	477,296
Puerto Rico Pub Bldgs Auth Rev Govt Facs Ser J GTD (AMBAC)	5.00%		7/1/2036	BBB-	2,000	2,069,660
Southwest Allen IN Multi Sch Bldg Corp 1st Mtg Ser A (NPFGC)	5.00%		1/15/2014	A1	2,705	3,013,695
Toledo OH City Svcs Spl Assmt Nts Spl Oblig	4.00%		12/1/2011	NR	5,315	5,408,278
Weber Cnty UT Muni Bldg Auth	4.00%		12/15/2013	AA-	1,770	1,890,342
WV St Sch Bldg Auth Cap Impt (NPFGC)	5.25%		1/1/2012	AAA	1,305	1,410,509

Total						91,842,628

Other Revenue 14.65%
Albemarle Cnty VA Indl Dev Auth Thomas Jefferson Fndtn Inc	0.85%	#	6/1/2037	A2	3,000	3,000,000
Allegheny Cnty PA Indl Dev Auth Envr Impt USX Pj	4.75%		12/1/2032	BBB+	2,225	2,344,149

See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2009

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Other Revenue (continued)
CA Muni Fin Auth Rev Pacific Inst Ser A	3.40%	#	8/1/2037	Ba3	$10,305	$10,305,000
CA Muni Fin Auth Rev Solid Wst Mgmt Inc Pj Ser A	4.90%		2/1/2039	BBB	500	504,640
Chatom AL Indl Dev Brd Rev Elec Ser A Rmkt	4.00%	#	8/1/2037	A	5,000	5,002,100
Dallas TX Civic Ctr (AG)	5.00%		8/15/2014	AAA	300	331,947
Fairfax Cnty VA Econ Dev Auth Nish Pj Ser 501 C 3	1.00%	#	8/1/2032	A2	1,500	1,500,000
FL Dev Fin Corp Indl Dev Entrprse Bd Cent FL Ser A1	0.95%	#	6/1/2023	NR	1,645	1,645,000
FL Hurricane Catastrophe Fd Fin Corp Ser A	5.25%		7/1/2012	AA-	2,000	2,145,200
FL St Citizens Ppty Ins Corp Sr Secd High Risk Acct A (NPFGC)	5.00%		3/1/2010	A+	900	914,634
FL St Citizens Ppty Ins Corp Sr Secd High Risk Acct A (NPFGC)	5.00%		3/1/2012	A+	100	103,522
FL St Citizens Ppty Ins Corp Sr Secd High Risk Acct A-1	5.50%		6/1/2014	A+	5,000	5,317,600
Hamilton Cnty OH Convtn Facs Auth 1st Lien (NPFGC)(FGIC)	5.00%		12/1/2013	A+	1,635	1,798,042
Hillsborough Cnty FL Indl Dev Auth Tampa Elec Co Pj	5.10%		10/1/2013	Baa1	5,000	5,308,300
LA Loc Govt Envr Facs & Cmnty Dev Auth Shreveport Cnvtn	1.60%	#	4/1/2035	A-	19,500	19,500,000
LA Pub Facs Auth Rev Cenikor Fndtn Pj	2.00%	#	4/1/2021	Baa1	2,535	2,535,000
Lewisburg TN Indl Dev Brd Wst Mgmt Inc Pj	5.00%		7/1/2012	BBB	4,000	4,006,400
Maricopa Cnty AZ Pollutn Ctrl Corp Pub Svc Co Ser B	5.50%		5/1/2029	Baa2	2,500	2,606,250
Mohave Cnty AZ Indl Dev Auth Mohave Prison LLC Expansion Pj	7.00%		5/1/2013	BBB+	5,000	5,547,200
Morehouse Parish LA Pollutn Ctrl Intl Paper Co Pj Ser A	5.25%		11/15/2013	BBB	2,500	2,673,975
MS Business Fin Corp Renaissance Colony Pk LLC	1.60%	#	5/1/2035	Baa1	10,000	10,000,000
Navajo Cnty AZ Pollutn Ctrl Corp Ser C	5.50%		6/1/2034	Baa2	5,000	5,248,250
New York City NY Tr Cultural Res Lincoln Ctr Ser C	5.75%		12/1/2016	A+	75	87,926
NJ Econ Dev Auth Cigarette Tax	5.375%		6/15/2014	BBB	2,560	2,664,653
NJ Econ Dev Auth Cigarette Tax (FGIC)	5.00%		6/15/2013	BBB	75	77,731
NY St Dorm Auth Rev Non St Supp Debt Sch Dist Fing Pg Ser C	4.00%		10/1/2012	A+	2,940	3,141,566

See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2009

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Other Revenue (continued)
NY St Dorm Auth Rev St Pers Income Tax Ser A	5.00%		3/15/2014	AAA	$250	$283,220
OH St Air Quality Dev Auth Columbus Sthn Pwr Ser A	3.875%		12/1/2038	A3	3,500	3,635,135
OH St Air Quality Dev Auth First Enrg Nuclear Ser A	5.75%		6/1/2033	BBB	1,500	1,644,630
OH St Air Quality Dev Auth Pollutn Ctrl First Enrg Ser B	5.25%		3/1/2023	Baa1	500	515,845
OH St Air Quality Dev Auth Pollutn Ctrl First Enrg Ser D	4.75%		8/1/2029	Baa1	7,500	7,794,525
Orlando FL Cmnty Redev Agy Tax Alloc Downtown Dist Ser B	5.00%		9/1/2014	A	3,775	4,100,783
Pub Gas Partners Inc GA Ser A(d)	5.00%		10/1/2014	A+	3,000	3,312,660
Rockport IN Pollutn Ctrl Rev MI Pwr Co Pj Ser A	6.25%		6/1/2025	BBB	1,000	1,087,170
WV Sch Bldg Auth	5.00%		7/1/2014	AAA	2,290	2,580,280

Total						123,263,333

Pre-Refunded 0.03%
UT Transit Auth Sales Tax Rev Ser B (FSA)	4.50%		6/15/2033	AAA	90	104,181
Weslaco TX Hlth Facs Dev Corp Knapp Med Ctr Pj	6.25%		6/1/2032	NR	100	111,431

Total						215,612

Special Tax 2.23%
Branson Creek MO Cmnty Impt Dist	1.86%	#	3/1/2022	Baa1	10,950	10,950,000
Miami-Dade Cnty FL Entitlement GTD (NPFGC)(FGIC)	5.00%		8/1/2014	A+	5,665	6,207,254
PA Intergovernmental Cooperative Auth Philadelphia Fdg Pg	5.00%		6/15/2012	AA	1,500	1,637,265

Total						18,794,519

Tax Revenue 2.21%
Bartow Cnty GA Sales Tax (NPFGC)	5.00%		8/1/2012	A+	5,000	5,477,350
CA St Econ Recovery Ser A	5.25%		7/1/2014	A	5,000	5,677,700
CA St Econ Recovery Ser C-1 GTD	1.00%	#	7/1/2023	A	1,000	1,000,000
CA St Econ Recovery Ser C-3 GTD	1.00%	#	7/1/2023	A	1,000	1,000,000
IL St Sales Tax Rev	5.25%		6/15/2012	AAA	200	217,952
Puerto Rico Sales Tax Fing Corp 1st Sub Ser A	5.00%		8/1/2039	A+	5,000	5,212,050

Total						18,585,052

See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Tobacco 0.67%
Buckeye OH Tob Sttlmnt Fing Auth Asset Bkd Sr Ser A-1	5.00%	6/1/2014	BBB	$5,500	$5,625,620

Transportation 5.42%
Dallas-Fort Worth TX Intl Arpt Facs Impt Corp Jt Ser A	4.00%	11/1/2014	A+	2,500	2,683,725
DuPage Cnty IL Transn Rev (FSA)	5.00%	1/1/2012	AAA	75	81,050
FL St Dept of Transn Tpk Auth Rev Ser A	5.00%	7/1/2012	AA-	75	82,229
GA St Rd & Twy Auth Rev Fed Hwy Grant Antic Bds (NPFGC)	5.00%	6/1/2014	AA-	1,000	1,144,680
MA Bay Transn Auth Sr Ser C	5.25%	7/1/2013	AAA	75	85,334
Metro Transn Auth NY Ser B	5.00%	11/15/2014	AA	1,000	1,136,190
Metro Transn Auth NY Ser B Mand Tend	5.00%	11/15/2023	A	600	658,212
Metro Transn Auth NY Ser B Mand Tend	5.00%	11/15/2027	A	6,000	6,691,800
NJ St Transn Tr Fd Auth Transn Sys Ser A (NPFGC)	5.25%	12/15/2014	AA-	5,000	5,702,350
NJ St Transn Tr Fd Auth Unref Bal Transn Sys Ser C (FSA)	5.75%	12/15/2014	AAA	1,265	1,474,117
North TX Twy Auth Rev Sys 1st Tier Ser L-1	5.50%	1/1/2038	A2	6,000	6,270,600
PA St Tpk Commn Ser T (NPFGC)(FGIC)	5.50%	12/1/2013	Aa3	75	85,544
PA St Tpk Commn Sub Ser B	5.00%	6/1/2014	A2	3,250	3,627,618
Puerto Rico Comwlth Hwy & Transn Auth Ser E (FSA)	5.50%	7/1/2014	AAA	5,000	5,571,500
SC Transn Infrastr Bk Ser B (AMBAC)	5.25%	10/1/2012	A1	3,465	3,848,783
South Jersey NJ Transn Auth Ser A-1	4.00%	11/1/2013	A-	4,000	4,245,240
St. Louis MO Arpt Rev Lambert Intl Arpt Ser A-2	4.25%	7/1/2012	A	1,390	1,410,669
TX St Transn Commn 1st Tier	5.00%	4/1/2013	AAA	210	235,807
TX St Transn Commn 1st Tier	5.00%	8/15/2042	BBB+	500	507,530
WI St Transn Rev Ser B (AMBAC)	5.00%	7/1/2013	AA+	75	84,479

Total					45,627,457

Utilities 11.07%
Austin TX Elec Util Sys Rev (FSA)	5.00%	5/15/2014	AAA	1,875	2,133,075
Buncombe Cnty NC Metro Sewerage Dist Ser B(d)	4.00%	7/1/2013	AA	2,850	3,112,428
Cape Coral FL Wtr & Swr Rev Bd Antic Nts	6.00%	10/1/2011	NR	6,500	6,683,495
Cent Plains NE Enrg Pj No 1 Ser A	5.00%	12/1/2014	BB+	3,050	3,221,227

See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2009

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Utilities (continued)
Chelan Cnty WA Pub Util Dist No 1 Sys Nts Sub Ser A	5.00%		7/1/2013	AA	$1,000	$1,112,880
Chicago IL Wtr Rev 2nd Lien (FSA)	5.00%		11/1/2013	AAA	2,500	2,813,775
Cowlitz Cnty WA Pub Util Dist No 1 Dist Sys (NPFGC)(FGIC)	5.00%		9/1/2013	A3	2,225	2,442,872
Enrg Northwest WA Elec Rev Pj 1 Ser A (NPFGC)	5.25%		7/1/2013	Aaa	180	204,379
FL St Dept of Envr Protn FL Forever Ser A (NPFGC)	5.00%		7/1/2014	AA-	5,180	5,745,345
Franklin TN Pub Bldg Auth Loc Govt Pub Impt 101-A-1	0.80%	#	6/1/2037	Aaa	3,800	3,800,000
GA Muni Elec Auth Pwr Rev Unref Bal 2005 Ser Y (AMBAC)	6.40%		1/1/2013	A+	75	82,067
Hillsborough Cnty FL Indl Dev Auth Tampa Elec Ser B Rmkt	5.15%		9/1/2025	Baa1	2,100	2,270,814
IL Muni Elec Agy Pwr Supply Ser C (NPFGC)(FGIC)	5.00%		2/1/2014	A+	1,000	1,103,510
Indianapolis IN Util Dist Ser B (NPFGC)(FGIC)	4.00%		6/1/2014	AA-	3,535	3,834,591
Intermountain Pwr Agy UT Ser A	5.00%		7/1/2012	A+	3,015	3,275,014
Jacksonville FL Elec Sys Rev Ser C	5.00%		10/1/2013	Aa3	3,750	4,142,850
Jacksonville FL St. John’s River Pwr Pk Sys Issue 2-17th Ser	5.25%		10/1/2013	Aa2	50	53,722
Kissimmee FL Util Auth Elec Sys (FSA)	5.25%		10/1/2014	Aa3	1,000	1,133,250
Louisville & Jefferson Cnty KY Metro Swr Dist Ser A	5.00%		5/15/2013	AA-	4,925	5,420,898
Louisville & Jefferson Cnty KY Metro Swr Dist Ser B	4.00%		5/15/2013	AA-	5,000	5,361,100
Louisville & Jefferson Cnty KY Metro Swr Dist Ser B	5.00%		5/15/2014	AA-	9,505	10,643,604
MI Muni Bd Auth Rev Clean Wtr Rev Fd	5.50%		10/1/2013	AAA	340	390,473
Mobile AL Brd of Wtr & Swr Commnrs (NPFGC)(FGIC)	5.25%		1/1/2012	AA-	1,000	1,073,970
NC Eastern Muni Pwr Agy Ser B(d)	5.00%		1/1/2015	A-	1,000	1,088,660
NC Eastern Muni Pwr Agy Ser F	5.375%		1/1/2013	A-	50	55,017
Philadelphia PA Gas Wrks Rev 8th 1998 Gen Ordinance Ser A	5.00%		8/1/2014	Baa2	3,000	3,157,110
Pub Pwr Generation Agy NE Whelan Enrg Ctr Unit 2-A	5.00%		1/1/2013	A2	2,260	2,406,335
Riverside CA Swr Rev	4.00%		8/1/2013	AA	1,750	1,884,155

See Notes to Financial Statements.

Schedule of Investments (concluded)

SHORT DURATION TAX FREE FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Utilities (continued)
Seattle WA Muni Lt & Pwr Rev	5.00%	4/1/2013	Aa2	$1,000	$1,113,840
Sthn CA Pub Pwr Auth Pj No 1 Ser A	5.00%	11/1/2012	A	1,000	1,054,050
TN Enrg Acq Corp Ser A	5.00%	9/1/2013	BB+	3,615	3,832,912
Vernon CA Elec Sys Rev Ser A	3.75%	8/1/2013	A-	5,000	5,224,500
Vernon CA Elec Sys Rev Ser A	5.25%	8/1/2014	A-	1,000	1,108,800
York Cnty VA Econ Dev Auth Elec & Pwr Ser A	4.05%	5/1/2033	A-	2,000	2,126,000

Total					93,106,718

Total Municipal Bonds (cost $805,457,002)					814,377,335

WARRANT 0.01%

General Obligation
Mobile AL (AMBAC) (cost $50,732)	4.10%	2/15/2011	AA-	50	52,090

Total Long-Term Investments (cost $805,507,734)					814,429,425

				Shares (000)
SHORT-TERM INVESTMENTS 2.03%

Money Market Mutual Fund 0.33%
Dreyfus Municipal Cash Management Plus				2,735	2,734,973

				Principal Amount (000)

Variable Rate Demand Notes(e) 1.70%
CA Infrastr & Econ Dev Bk Asian Art Museum Fndtn (NPFGC)	1.15%	10/1/2009	AA-	$12,900	12,900,000
CA St Floater Ser DCL 048 (FSA)	0.60%	10/1/2009	AAA	1,400	1,400,000

Total					14,300,000

Total Short-Term Investments (cost $17,034,973)					17,034,973

Total Investments in Securities 98.83% (cost $822,542,707)					831,464,398

Cash and Other Assets in Excess of Liabilities 1.17%					9,853,480

Net Assets 100.00%					$841,317,878

See Notes to Financial Statements.

Schedule of Investments

GEORGIA TAX FREE TRUST September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 102.74%

Corporate-Backed 4.10%
Albany-Dougherty GA Payroll Dev Auth Procter & Gamble Paper Prods AMT	5.20%	5/15/2028	AA-	$1,035	$1,072,570
Fulton Cnty GA Dev Auth Loc Dist Cooling Fac Sr Maxon Atlantic Station A AMT	5.125%	3/1/2026	BBB	1,500	1,526,280
Richmond Cnty GA Dev Auth Intl Paper Co Pj Ser A AMT	5.00%	8/1/2030	BBB	1,000	899,520
Virgin Islands Pub Fin Auth Sr Secd Hovensa Refinery AMT	4.70%	7/1/2022	BBB	2,000	1,830,620

Total					5,328,990

Education 23.15%
Americus-Sumter GA Payroll Dev Auth GSW Fndtn Student Hsg Pj (CIFG)	5.00%	6/1/2036	A2	1,980	2,006,710
Athens GA Hsg Auth Student Hsg Univ of GA East Campus (AMBAC)	5.00%	12/1/2027	Aa2	2,000	2,034,300
Athens-Clarke Cnty GA Unif Govt Dev Auth Univ of GA Cent Precint LLC	5.00%	6/15/2031	Aa2	2,500	2,687,625
Athens-Clarke Cnty GA Unif Govt Dev Auth Univ of GA O’Malleys Bldg LLC Pj	5.00%	6/15/2028	Aa2	2,000	2,184,520
Atlanta GA Dev Auth Edl Facs Science Pk LLC Pj	4.75%	7/1/2027	A1	3,080	3,135,686
Atlanta GA Dev Auth Edl Facs Science Pk LLC Pj	5.25%	7/1/2027	A1	2,000	2,107,660
Bulloch Cnty GA Dev Auth GA Sthn Univ Hsg Fndtn Four (AG)	5.25%	7/1/2028	Aa2	2,465	2,716,972
Bulloch Cnty GA Dev Auth GA Sthn Univ Pj (AMBAC)	5.00%	8/1/2021	A1	400	418,272
Carrollton GA Payroll Dev Auth Univ of West GA Evergreen Complex	5.25%	7/1/2029	A2	1,175	1,238,885
Dahlonega GA Downtown Dev Auth North GA Pkg & Rec Ctr LLC A (CIFG)	5.00%	7/1/2032	A+	1,000	1,021,160
Fulton Cnty GA Dev Auth Rev GA Tech Athletic Assoc (AMBAC)	5.50%	10/1/2017	NR	1,000	1,058,290
Fulton Cnty GA Dev Auth Rev GA Tech Fndtn Inc Ser A	5.00%	11/1/2028	AA+	1,000	1,115,580
Fulton Cnty GA Dev Auth Rev GA Tech Fndtn Sac II Pj Ser A	5.125%	11/1/2021	AA+	750	793,403
Fulton Cnty GA Dev Auth Rev Tuff Morehouse Pj Ser A (AMBAC)	5.50%	2/1/2022	A2	1,000	1,059,100

See Notes to Financial Statements.

Schedule of Investments (continued)

GEORGIA TAX FREE TRUST September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Education (continued)
GA Private Colleges & Univs Auth Spelman College	5.25%	6/1/2021	Aa3	$1,340	$1,443,113
Marietta GA Dev Auth Rev Student Hsg SPSU Student Hsg I	5.125%	9/15/2023	A2	1,000	1,012,840
Marietta GA Dev Auth Rev Univ Facs Life Univ Inc Pj	7.00%	6/15/2030	Ba3	2,000	1,879,480
Peach Cnty GA Dev Auth Student Fort Vly St Univ Fndtn Ppty LLC (AMBAC)	5.00%	6/1/2023	A3	1,115	1,190,274
Peach Cnty GA Dev Auth Student Fort Vly St Univ Fndtn Ppty LLC (AMBAC)	5.00%	6/1/2034	A3	1,000	1,017,490

Total					30,121,360

General Obligation 13.23%
Atlanta GA (AG)	5.25%	12/1/2023	AAA	1,265	1,427,388
Barnesville-Lamar Cnty GA Indl Dev Auth Student Hsg Gordon College Pptys A	5.00%	8/1/2030	A3	145	147,787
Gwinnett Cnty GA Sch Dist(b)	5.00%	2/1/2028	AAA	10,000	11,225,500
Northern Mariana Islands Comwlth Ser A	5.00%	6/1/2030	NR	2,485	2,044,757
Paulding Cnty GA Sch Dist	4.75%	2/1/2027	AA+	1,000	1,057,560
Puerto Rico Comwlth Unref Bal Pub Impt Ser A	5.125%	7/1/2031	BBB-	665	665,219
Puerto Rico Comwlth Unref Bal Pub Impt Ser A	5.25%	7/1/2030	BBB-	380	380,821
Territory of Guam Ser A	7.00%	11/15/2039	B+	235	257,645

Total					17,206,677

Healthcare 17.79%
Clarke Cnty GA Hosp Auth Rev Athens Regl Med Ctr Pj (NPFGC)	5.125%	1/1/2032	AA	500	517,345
Cobb Cnty GA Hosp Auth Rev Antic Ctfs (AMBAC)	5.25%	4/1/2024	AA-	1,000	1,055,370
Coffee Cnty GA Hosp Auth Rev Coffee Regl Med Ctr Inc Pj	5.00%	12/1/2026	BBB	1,010	884,952
Coffee Cnty GA Hosp Auth Rev Coffee Regl Med Ctr Inc Pj	5.25%	12/1/2022	BBB	1,000	941,020
Fulton Cnty GA Resdl Care Facs First Mtg Lenbrook Pj Ser A	5.00%	7/1/2027	NR	1,500	1,085,085
Glynn-Brunswick Mem Hosp Auth GA Antic Ctfs Southeast GA Hlth Ser A	5.50%	8/1/2028	A2	1,840	1,923,536

See Notes to Financial Statements.

Schedule of Investments (continued)

GEORGIA TAX FREE TRUST September 30, 2009

Investments	Interest Rate		Maturity Date		Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Healthcare (continued)
Glynn-Brunswick Mem Hosp Auth GA Unref Bal 2005 Antic Ctfs (NPFGC)	6.00%		8/1/2016		AA	$100	$100,362
Houston Cnty GA Hosp Auth Rev Antic Ctfs Houston Hlthcare Pj	5.00%		10/1/2038		A2	1,500	1,444,455
Houston Cnty GA Hosp Auth Rev Antic Ctfs Houston Hlthcare Pj	5.25%		10/1/2035		A2	1,420	1,423,664
Macon-Bibb Cnty GA Hosp Auth Rev Antic Ctfs Macon Hosp Med Ctr(b)	4.625% 5.00%	–	8/1/2029 8/1/2035	–	AA	10,000	10,134,450
Med Ctr Hosp Auth GA Rev Spring Hrbr Green Isl Pj	5.25%		7/1/2037		NR	1,300	1,025,687
Puerto Rico Indl Tourist Edl Med & Envr Ctrl Facs Fing Auth Hosp de la Concepcion Ser A	6.50%		11/15/2020		Aa1	410	427,171
Territory of Guam Oblig Rev Section 30 Ser A	5.75%		12/1/2034		BBB-	735	754,845
Ware Cnty GA Hosp Auth Rev Antic Ctfs GTD (NPFGC)	5.50%		3/1/2021		Baa1	500	504,910
Wayne Cnty GA Hosp Auth Rev GTD (XLCA)	5.00%		3/1/2023		NR	1,000	924,210

Total							23,147,062

Housing 7.86%
Albany-Dougherty GA Inner City Auth Albany St Univ Student Hsg Ser A (XLCA)	5.00%		7/1/2031		NR	1,000	877,230
DeKalb Newton & Gwinnett Cntys GA Joint Dev Auth Rev GGC Fndtn LLC Pj	6.00%		7/1/2034		A+	1,500	1,654,560
East Point GA Hsg Auth Multi Fam Hsg Laurel Ridge WA Rd Apts AMT (FNMA)	5.00%		10/1/2032		AAA	3,475	3,483,896
GA St Hsg & Fin Auth Rev Sing Fam Mtg Ser B AMT	5.05%		12/1/2031		AAA	1,000	970,100
GA St Hsg & Fin Auth Rev Sing Fam Mtg Sub Ser A-2 AMT	4.85%		12/1/2037		AAA	100	89,979
GA St Hsg & Fin Auth Rev Sing Fam Mtg Sub Ser A-2 AMT	4.875%		12/1/2024		AAA	100	100,228
Richmond Cnty GA Dev Auth ASU Jaguar Student Hsg LLC Ser A	5.25%		2/1/2030		A3	2,000	1,860,500
Savannah GA Econ Dev Auth Multi Fam Hsg Snap Apt A AMT (GNMA)	5.15%		11/20/2022		AAA	500	512,860
Tift Cnty GA Dev Auth Student Hsg 2nd ABAC LLC Pj (CIFG)	5.00%		8/1/2037		A3	665	671,843

Total							10,221,196

See Notes to Financial Statements.

Schedule of Investments (continued)

GEORGIA TAX FREE TRUST September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Lease Obligations 5.57%
Assoc Cnty GA Commnrs Unref Bal Pub Purp Pj (AMBAC)	5.625%	7/1/2020	A1	$10	$10,291
Atlanta GA Dev Auth Rev Tuff ATDC Pj Ser A	5.00%	1/1/2035	A3	1,275	1,284,830
Atlanta GA Dev Auth Rev Tuff ATDC Pj Ser C	4.625%	1/1/2035	A3	1,170	1,135,146
Fayette Cnty GA Pub Facs Auth Crim Justice Ctr Pj	5.00%	6/1/2026	AA	1,040	1,076,525
GA Muni Assoc Inc Ctfs City Court Atlanta Pj (AMBAC)	5.25%	12/1/2026	NR	750	760,642
GA Sch Brds Assoc Inc DeKalb Cnty Pub Schs Pj COP (NPFGC)	5.00%	12/1/2023	A	1,000	1,027,110
Puerto Rico Comwlth Infrastr Fing Auth Mepsi Campus Pj Ser A	6.50%	10/1/2037	NR	1,000	884,690
Puerto Rico Pub Bldgs Auth Rev Govt Facs Ser P GTD	6.50%	7/1/2030	BBB-	1,000	1,072,180

Total					7,251,414

Other Revenue 2.81%
Cobb-Marietta GA Coliseum & Exhibit Hall Auth Rev (NPFGC)	5.625%	10/1/2026	A	1,000	1,121,610
GA St Higher Ed Facs Auth USG Real Estate Fndtn I LLC Pj (AG)	5.25%	6/15/2019	AAA	1,735	2,015,879
George L Smith II GA World Congress Ctr Auth Domed Stadium Pj AMT (NPFGC)	5.75%	7/1/2015	A	500	513,015

Total					3,650,504

Pre-Refunded 5.69%
Assoc Cnty GA Commnrs Pub Purp Pj (AMBAC)	5.625%	7/1/2020	A1	15	15,733
Athens-Clarke Cnty GA Unif Govt Dev Auth Catholic Hlth East Issue	5.50%	11/15/2032	A1	1,000	1,136,500
Atlanta GA ETM	5.60%	12/1/2015	A1	95	106,700
Cobb Cnty GA Kennestone Hosp Auth Rev Ctfs Ser 86 A ETM (NPFGC)	Zero Coupon	8/1/2015	A	255	189,371
GA Private Colleges & Univs Auth Mercer Univ Pj	5.75%	10/1/2031	Baa2	500	558,155
Puerto Rico Comwlth Pub Impt (NPFGC)	5.75%	7/1/2026	A	1,240	1,282,383

See Notes to Financial Statements.

Schedule of Investments (continued)

GEORGIA TAX FREE TRUST September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Pre-Refunded (continued)
Puerto Rico Comwlth Pub Impt Ser A	5.00%	7/1/2027	AAA	$370	$410,626
Puerto Rico Comwlth Pub Impt Ser A	5.25%	7/1/2030	AAA	620	747,292
Puerto Rico Pub Bldgs Auth Rev Govt Facs Ser D	5.25%	7/1/2036	BBB-	915	1,008,531
Puerto Rico Pub Bldgs Auth Rev Govt Facs Ser D	5.375%	7/1/2033	BBB-	1,185	1,310,100
Savannah GA Econ Dev Auth Sub Ser C Rmkt ETM	Zero Coupon	12/1/2021	Aaa	1,000	638,120

Total					7,403,511

Special Tax 0.93%
Atlanta GA Dev Auth Rev Opportunity Pj (AMBAC)	5.00%	12/1/2018	A	1,105	1,212,052

Tax Revenue 3.02%
Metro Atlanta GA Rapid Transit Auth Ser N (NPFGC)(IBC)	6.25%	7/1/2018	AAA	465	541,125
Puerto Rico Sales Tax Fing Corp 1st Sub Ser A	5.25%	8/1/2027	A+	2,000	2,145,820
Puerto Rico Sales Tax Fing Corp Ser A	5.25%	8/1/2057	AA-	750	776,685
Virgin Islands Pub Fin Auth Rev Matching Fd Ln Diago Ser A	6.75%	10/1/2037	BBB	440	465,538

Total					3,929,168

Transportation 3.62%
Atlanta GA Arpt Facs Rev AMT (NPFGC)	Zero Coupon	1/1/2010	A+	170	169,317
Atlanta GA Arpt Facs Rev Ser A AMT (FSA)	5.125%	1/1/2030	AAA	100	99,805
Augusta GA Arpt Rev Gen Passenger Fac Charge A	5.15%	1/1/2035	Baa2	1,020	793,815
College Pk GA Business & Indl Dev Auth Rev Civic Ctr Pj (AMBAC)	5.25%	9/1/2026	AA-	1,000	1,054,980
Macon-Bibb Cnty GA Indl Auth Atlantic Southeast Airlines AMT (AMBAC)	5.00%	4/1/2018	A	430	435,814
Metro Atlanta GA Rapid Transit Auth 3rd Indenture Ser B (FSA)	5.00%	7/1/2029	AAA	2,000	2,151,160

Total					4,704,891

See Notes to Financial Statements.

Schedule of Investments (concluded)

GEORGIA TAX FREE TRUST September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Utilities 14.97%
Appling Cnty GA Dev Auth Pollutn Ctrl GA Pwr Co Plant Hatch Pj (AMBAC)	4.40%	7/1/2016	A	$1,000	$1,016,020
Atlanta GA Wtr & Wst Wtr Rev Ser A	6.00%	11/1/2022	A	1,000	1,094,080
Atlanta GA Wtr & Wst Wtr Rev Ser A Unref Bal (NPFGC)(FGIC)	5.00%	11/1/2029	A	2,090	2,093,051
Augusta GA Wtr & Swr Rev (FSA)	5.00%	10/1/2024	AAA	2,000	2,222,660
Carroll Cnty GA Wtr Auth Wtr & Swr (AMBAC)	5.25%	7/1/2021	A3	500	532,185
Cherokee Cnty GA Wtr & Swr Auth Ser 2006 (FSA)	5.00%	8/1/2031	AAA	3,000	3,218,700
Cobb Cnty GA Dev Auth Solid Wst Disp GA Wst Mgt Pj Ser A AMT	5.00%	4/1/2033	BBB	500	453,795
Elberton GA Combined Util Sys (AMBAC)	5.50%	1/1/2019	A3	550	583,462
Forsyth Cnty GA Wtr & Swr Auth (FSA)	5.00%	4/1/2019	AAA	500	565,550
Glynn Cnty GA Wtr & Swr Rev (AMBAC)	5.00%	4/1/2023	A3	750	781,883
Main St Nat Gas Inc GA Gas Pj Ser B	5.00%	3/15/2019	A	1,000	999,970
Monroe Cnty GA Dev Auth Pollutn Ctrl Oglethorpe Pwr Scherer B (AMBAC)	4.625%	1/1/2036	A3	1,500	1,524,450
Muni Elec Auth GA Combustion Turbine Pj Ser A (NPFGC)	5.25%	11/1/2022	A1	1,445	1,505,170
Muni Elec Auth GA Gen Resolution Pjs Sub Ser A	5.25%	1/1/2021	A	1,000	1,151,350
Walton Cnty GA Wtr & Swr Auth Walton Hard Labor Creek Pj GTD (FSA)	5.00%	2/1/2033	AAA	1,650	1,738,258

Total					19,480,584

Total Municipal Bonds (cost $130,505,750)					133,657,409

SHORT-TERM INVESTMENT 0.20%

Variable Rate Demand Note
Gainesville & Hall Cnty GA Hosp Auth Northeast GA Hlth Sys Ser A(e) (cost $260,000)	0.32%	10/1/2009	AAA	260	260,000

Total Investments in Securities 102.94% (cost $130,765,750)					133,917,409

Liabilities in Excess of Cash and Other Assets(f) (2.94%)					(3,830,004)

Net Assets 100.00%					$130,087,405

Open Futures Contracts at September 30, 2009:

Type	Expiration	Contracts	Position	Market Value	Unrealized Depreciation
U.S. 30-Year Treasury Bond	December 2009	130	Short	$(15,778,750)	$(346,628)

See Notes to Financial Statements.

Schedule of Investments

HIGH YIELD MUNICIPAL BOND FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 109.05%

Corporate-Backed 10.03%
Aleutians East Borough AK Aleutian Pribilof Islands Inc (ACA)	5.50%	6/1/2036	NR	$2,140	$1,728,307
Alliance Arpt Auth Inc TX Spl Facs Amer Airlines Inc Pj AMT	5.25%	12/1/2029	CCC+	29,000	19,060,540
Ascension Parish LA Pollutn Ctrl Borden Inc Pj	10.00%	12/1/2009	CCC	16,500	11,340,780
Brazos River TX Hrbr Nav Dist Dow Chemical Co Pj Ser A-3 AMT	5.125%	5/15/2033	BBB-	2,000	1,792,020
Brazos TX Hrbr Indl Dev Corp Dow Chemical Co Pj AMT	5.90%	5/1/2038	BBB-	1,580	1,595,784
Coshocton Cnty OH Envr Rev Smurfit Stone Container†(h)	5.125%	8/1/2013	D	3,100	2,061,500
Courtland AL Indl Dev Brd Solid Wst Disp Intl Paper Co Pjs A AMT	5.20%	6/1/2025	BBB	9,545	8,916,462
CT St Res Recovery Auth Rev Amer Fuel Co Pj Ser A AMT	6.45%	11/15/2022	BB+	3,530	3,530,106
Gulf Coast Wst Disp Auth TX Ser A AMT	6.10%	8/1/2024	BBB	1,000	1,000,300
Houston TX Arpt Sys Rev Spl Facs Continental Airlines Ser C AMT	6.125%	7/15/2027	B3	3,120	2,669,410
IL Fin Auth Sports Fac Leafs Hockey Club Pj Ser A	5.875%	3/1/2027	NR	1,500	456,390
IL Fin Auth Sports Fac Leafs Hockey Club Pj Ser A	6.00%	3/1/2037	NR	1,450	440,307
IL Fin Auth Sports Fac Utd Sports Org of Barrington Ser A†	6.125%	10/1/2027	NR	1,475	986,804
IL Fin Auth Sports Fac Utd Sports Org of Barrington Ser A†	6.25%	10/1/2037	NR	6,525	4,145,920
Jay ME Solid Wst Disp Rev Intl Paper Co Pj Ser A AMT	4.90%	11/1/2017	BBB	2,890	2,700,069
LA Loc Govt Envr Facs Cmnty Dev Auth Westlake Chemical Corp Pjs	6.75%	11/1/2032	BB	12,500	12,341,000
MI St Strategic Fd Ltd Pollutn Ctrl Gen Motors Corp(h)	6.20%	9/1/2020	NR	5,000	737,500
New York City NY Indl Dev Agy Amer Airlines JFK Intl Arpt AMT	7.625%	8/1/2025	B-	23,300	23,737,108
New York City NY Indl Dev Agy Amer Airlines JFK Intl Arpt AMT	8.00%	8/1/2028	B-	2,000	2,086,120
New York City NY Indl Dev Agy British Airways Plc Pj AMT	5.25%	12/1/2032	BB	3,560	2,385,912

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Corporate-Backed (continued)
New York City NY Indl Dev Agy JetBlue Airways Corp Pj AMT	5.00%	5/15/2020	B-	$2,900	$2,435,043
Nez Perce Cnty ID Pollutn Ctrl Potlatch Corp Pj	6.00%	10/1/2024	BB	5,000	4,749,050
NJ Econ Dev Auth Glimcher Pptys LP Pj AMT	6.00%	11/1/2028	NR	5,035	3,572,886
NJ Econ Dev Auth Spl Fac Continental Airlines Inc Pj AMT	5.50%	4/1/2028	B3	3,955	2,673,738
NJ Econ Dev Auth Spl Fac Continental Airlines Inc Pj AMT	6.25%	9/15/2019	B	5,325	5,049,325
NJ Econ Dev Auth Spl Fac Continental Airlines Inc Pj AMT	6.25%	9/15/2029	B	6,000	5,442,240
NJ Econ Dev Auth Spl Fac Continental Airlines Inc Pj AMT	6.40%	9/15/2023	B	4,060	3,817,618
NJ Econ Dev Auth Spl Fac Continental Airlines Inc Pj AMT	7.20%	11/15/2030	B	755	755,936
OR St Econ Dev Rev GA Pacific Corp Pj Ser 183 AMT	5.70%	12/1/2025	B2	1,815	1,635,678
Port of Bay City Auth TX Matagorda Hoechst Celanese Corp Pj AMT	6.50%	5/1/2026	B+	3,340	3,143,241
Port of Corpus Christi Auth of Nueces Cnty TX Celanese Pj Ser A	6.45%	11/1/2030	B+	6,700	6,733,701
Port of Corpus Christi Auth of Nueces Cnty TX Celanese Pj Ser B AMT	6.70%	11/1/2030	B+	1,500	1,400,760
Richmond Cnty GA Dev Auth Intl Paper Co Pj Ser A AMT	5.00%	8/1/2030	BBB	3,000	2,698,560
Rockdale Cnty GA Dev Auth Visy Paper Pj Ser A AMT	6.125%	1/1/2034	NR	2,500	2,046,800
Rumford ME Solid Wst Disp Boise Cascade Corp Pj AMT	6.875%	10/1/2026	B2	1,500	807,630
St. John Baptist Parish LA Rev Marathon Oil Corp Ser A	5.125%	6/1/2037	BBB+	4,400	4,226,948

Total					154,901,493

Education 5.31%
CA Statewide Cmntys Dev Auth Sonoma Country Day Sch COP	6.00%	1/1/2029	NR	6,550	5,061,840
CA Statewide Cmntys Dev Auth Thomas Jefferson Sch Law Ser A	7.25%	10/1/2032	BB+	3,500	3,566,955
Charyl Stockwell Academy MI COP	5.90%	10/1/2035	NR	3,000	2,267,880

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Education (continued)
CO Edl & Cultural Facs Auth Indpt Sch Vail Christian High Sch†	5.50%	6/1/2037	NR	$3,500	$1,976,765
Harrisburg PA Auth Univ Rev Harrisburg Univ of Science B	6.00%	9/1/2036	NR	12,725	11,431,504
IA Higher Ed Ln Auth Rev Private College Grand View	5.00%	10/1/2031	NR	1,500	1,351,950
IA Higher Ed Ln Auth Rev Private College Waldorf Ser A	5.00%	10/1/2034	NR	1,000	510,000
IL Fin Auth Rev IL Inst Tech	7.125%	2/1/2034	Baa2	2,500	2,705,725
IL Fin Auth Rev IL Inst Tech Ser A	5.00%	4/1/2025	Baa2	2,500	2,355,875
IL Fin Auth Rev IL Inst Tech Ser A	5.00%	4/1/2026	Baa2	2,000	1,863,740
IL Fin Auth Rev IL Inst Tech Ser A	5.00%	4/1/2036	Baa2	3,000	2,593,770
IL Fin Auth Rev Northwestern Mem Hosp Ser A(b)	5.75%	8/15/2030	AA+	5,000	5,493,500
Lee Cnty FL Indl Dev Auth Lee Charter Fndtn Ser A	5.25%	6/15/2027	BB	3,500	2,594,060
MA St Dev Fin Agy Boston Architectural College (ACA)	5.00%	1/1/2037	NR	2,710	1,862,420
Marietta GA Dev Auth Rev Univ Facs Life Univ Inc Pj	7.00%	6/15/2030	Ba3	5,000	4,698,700
Marietta GA Dev Auth Rev Univ Facs Life Univ Inc Pj	7.00%	6/15/2039	Ba3	3,000	2,762,250
MI Higher Ed Facs Auth Rev Ltd Oblig Creative Studies	5.875%	12/1/2028	Baa3	2,360	2,055,112
MI Higher Ed Facs Auth Rev Ltd Oblig Creative Studies	6.125%	12/1/2033	Baa3	3,075	2,692,347
MI Pub Edl Facs Auth Rev Ltd Oblig Bradford Academy Pj	8.75%	9/1/2039	BBB-	2,250	2,384,190
New York City NY Indl Dev Agy Polytechnic Univ Pj (ACA)	5.25%	11/1/2037	BB+	2,000	1,858,780
New York City NY Indl Dev Agy Vaughn College Aeronautics B	5.00%	12/1/2031	BB+	1,510	1,178,026
New York City NY Indl Dev Agy Vaughn College Aeronautics B	5.25%	12/1/2036	BB+	3,640	2,866,464
NJ St Edl Facs Auth Univ Med & Dentistry Ser B	7.125%	12/1/2023	Baa2	4,000	4,575,080
NJ St Edl Facs Auth Univ Med & Dentistry Ser B	7.50%	12/1/2032	Baa2	2,000	2,286,680
TX St Pub Fin Auth Charter Sch Ed Cosmos Fndtn Ser A	5.00%	2/15/2018	NR	1,000	941,200

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Education (continued)
Univ of CA Ser O(b)	5.75%	5/15/2031	AA	$7,000	$8,061,375

Total					81,996,188

General Obligation 6.94%
Alameda Cnty CA Oakland Unif Sch Dist Election 2006 Ser A	6.125%	8/1/2029	BBB+	1,500	1,609,110
CA St Var Purp	5.00%	11/1/2032	A	5,000	5,039,450
CA St Var Purp	6.50%	4/1/2033	A	15,000	17,409,300
Los Angeles CA Cmnty College Dist 2001 Election Ser A (NPFGC)(FGIC)(b)	5.00%	8/1/2032	AA	10,580	11,217,127
Los Angeles CA Unif Sch Dist 2004 Election Ser H (FSA)(b)	5.00%	7/1/2032	AAA	10,000	10,562,800
Los Angeles CA Unif Sch Dist Ser D(b)	5.00%	1/1/2034	AA-	10,460	10,942,101
Los Angeles CA Unif Sch Dist Ser F(b)	5.00%	7/1/2029	AA-	2,000	2,092,180
New York City NY Ser H-1(b)	5.125%	3/1/2026	AA	10,000	11,081,350
New York City NY Sub Ser J-1(b)	5.00%	5/15/2029	AA	9,000	9,680,895
New York City NY Sub Ser J-1(b)	5.00%	5/15/2031	AA	7,000	7,529,585
New York City NY Sub Ser J-1(b)	5.00%	5/15/2036	AA	1,000	1,075,655
NY St Urban Dev Corp Rev St Pers Income Tax Ser A-1(b)	5.00%	12/15/2025	AAA	3,730	4,139,677
NY St Urban Dev Corp Rev St Pers Income Tax Ser A-1(b)	5.00%	12/15/2026	AAA	5,420	6,015,294
NY St Urban Dev Corp Rev St Pers Income Tax Ser A-1(b)	5.00%	12/15/2027	AAA	2,160	2,397,239
Territory of Guam Ser A	6.75%	11/15/2029	B+	3,690	4,031,842
Territory of Guam Ser A	7.00%	11/15/2039	B+	2,175	2,384,583

Total					107,208,188

Healthcare 28.91%
Allegheny Cnty PA Hosp Dev Auth Hlth Sys West PA Ser A	5.375%	11/15/2040	BB	5,000	3,938,900
Allegheny Cnty PA Hosp Dev Auth West PA Hlth Sys Ser A	5.00%	11/15/2028	BB	9,000	7,182,720
Alton IL Hosp Fac Rev St. Anthony’s Hlth Ctr	6.00%	9/1/2010	NR	355	355,809
Alton IL Hosp Fac Rev St. Anthony’s Hlth Ctr	6.00%	9/1/2014	NR	1,620	1,620,486
Arkansas KS Pub Bldg Commn South Cent Regl Med Ctr	6.75%	9/1/2038	Baa3	6,360	6,625,085

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Healthcare (continued)
AZ Hlth Facs Auth Hlthcare Beatitudes Campus Pj	5.20%	10/1/2037	NR	$8,000	$5,830,000
AZ Univ Med Ctr Corp	6.25%	7/1/2029	BBB+	250	271,230
AZ Univ Med Ctr Corp	6.50%	7/1/2039	BBB+	625	672,550
Bremer Cnty IA Ret Bartels Lutheran Ser A	5.00%	11/15/2017	NR	1,140	1,087,252
Bucks Cnty PA Indl Dev Auth Ret Cmnty Ann’s Choice Inc Fac Ser A	6.125%	1/1/2025	NR	3,500	3,299,660
CA Hlth Facs Fing Auth Cedars Sinai Med Ctr	5.00%	11/15/2034	A2	3,400	3,307,146
CA Muni Fin Auth Cmnty Hosps Cent CA COP(d)	5.50%	2/1/2039	Baa2	7,000	7,009,520
CA Statewide Cmntys Dev Auth Daughters of Charity Hlth Ser A	5.25%	7/1/2030	BBB	3,020	2,739,684
CA Statewide Cmntys Dev Auth Daughters of Charity Hlth Ser A	5.25%	7/1/2035	BBB	3,575	3,186,826
CA Statewide Cmntys Dev Auth Henry Mayo Newhall Mem Hosp	5.00%	10/1/2037	A	1,000	977,880
CA Statewide Cmntys Dev Auth Sr Living Sthn CA	7.00%	11/15/2029	BBB	1,000	1,071,770
CA Statewide Cmntys Dev Auth Sr Living Sthn CA	7.25%	11/15/2041	BBB	2,500	2,696,750
CA Statewide Cmntys Dev Auth Vlycare Hlth Sys Ser A	5.00%	7/15/2022	NR	2,270	1,919,240
CO Hlth Facs Auth Rev Christian Living Cmntys Pj A	5.75%	1/1/2026	NR	1,000	877,090
CO Hlth Facs Auth Rev Christian Living Cmntys Pj A	5.75%	1/1/2037	NR	2,055	1,663,892
CO Hlth Facs Auth Rev Evangelical Lutheran Ser A	6.125%	6/1/2038	A-	1,000	1,030,650
CO Hlth Facs Auth Rev Hlth & Resdl Care Facs Volunteers of America Care A	5.30%	7/1/2037	NR	1,500	999,225
Cottage Grove MN Sr Hsg Rev PHS/Cottage Grove Inc Pj B	6.00%	12/1/2046	NR	2,325	2,074,016
CT St Hlth & Edl Facs Auth Hosp for Spl Care Ser C (RADIAN)	5.25%	7/1/2022	BBB-	1,215	1,186,241
Cuyahoga Cnty OH Hlthcare & Indpt Living Fac Eliza Jennings Sr Care Ser A	6.00%	5/15/2037	NR	4,300	3,423,187
Cuyahoga Cnty OH Hlthcare & Indpt Living Fac Eliza Jennings Sr Care Ser A	6.00%	5/15/2042	NR	2,500	1,932,450

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Healthcare (continued)
Director St NV Dept Business & Industry Las Ventanas Ret Pj A	7.00%	11/15/2034	NR	$6,000	$3,583,020
Director St NV Dept Business & Industry Las Ventanas Ret Pj B	6.00%	11/15/2014	NR	4,105	2,736,516
Director St NV Dept Business & Industry Las Ventanas Ret Pj B	6.75%	11/15/2023	NR	4,700	2,912,402
East Rochester NY Hsg Auth Rev Sr Living Woodland Vlg Pj	5.50%	8/1/2033	NR	1,700	1,343,799
Fairfax Cnty VA Indl Dev Auth Hlthcare Inova Hlth Sys Ser A(b)	5.50%	5/15/2035	AA+	5,000	5,425,525
Fulton Cnty GA Resdl Care Facs First Mtg Lenbrook Pj Ser A	5.125%	7/1/2042	NR	8,000	5,208,640
Fulton Cnty PA Indl Dev Auth Hosp Fulton Cnty Med Ctr Pj	5.875%	7/1/2031	NR	1,500	1,284,540
Greenwood Cnty SC Hosp Rev Self Regl Hlthcare	5.375%	10/1/2039	A	2,000	2,061,560
Harris Cnty TX Cultural Ed Facs Fin Corp Childrens Hosp Pj(b)	5.00%	10/1/2024	AA	6,000	6,365,970
Harris Cnty TX Cultural Ed Facs Fin Corp Childrens Hosp Pj(b)	5.25%	10/1/2029	AA	4,000	4,243,980
HFDC Cent TX Inc Ret Fac Ser A	5.625%	11/1/2026	NR	1,850	1,476,670
HFDC Cent TX Inc Ret Fac Ser A	5.75%	11/1/2036	NR	3,750	2,796,638
Hillsborough Cnty FL Indl Dev Auth Tampa Gen Hosp Pj(b)	5.25%	10/1/2041	A3	5,000	4,719,650
Hillsdale MI Hosp Fin Auth Hosp Hillsdale Cmnty Hlth Ctr	5.75%	5/15/2018	BB+	2,360	2,389,901
Holmes Cnty FL Hosp Corp Doctors Mem Hosp	5.75%	11/1/2026	NR	6,615	5,919,300
Holmes Cnty FL Hosp Corp Doctors Mem Hosp	6.00%	11/1/2038	NR	7,115	6,110,931
Howard Cnty MD Ret Cmnty Vantage Hse Fac Ser A	5.25%	4/1/2027	NR	1,500	1,258,845
Huntsville-Redstone Vlg AL Spl Care Facs Fing Auth Redstone Vlg Pj	5.50%	1/1/2028	NR	4,500	3,643,335
IA Fin Auth Hlth Facs Rev Ser A Remk (AG)(b)	5.25%	8/15/2029	Aa2	3,000	3,262,260
IA Fin Auth Hlth Facs Rev Ser A Remk (AG)(b)	5.625%	8/15/2037	Aa2	7,000	7,611,940
IA Fin Auth Sr Hsg Rev Bethany Life Cmntys Pj Ser A	5.55%	11/1/2041	NR	1,000	711,500

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Healthcare (continued)
IL Fin Auth Rev Clare at Wtr Tower Pj Ser A	5.20%	5/15/2012	NR		$1,000	$554,010
IL Fin Auth Rev Clare at Wtr Tower Pj Ser A	5.30%	5/15/2013	NR		1,000	553,340
IL Fin Auth Rev Clare at Wtr Tower Pj Ser A	6.00%	5/15/2025	NR		4,000	2,213,240
IL Fin Auth Rev Clare at Wtr Tower Pj Ser A	6.125%	5/15/2038	NR		5,000	2,767,850
IL Fin Auth Rev Clare at Wtr Tower Pj Ser C	5.125%	5/15/2012	NR		5,000	2,770,100
IL Fin Auth Rev Clare Oaks Pj Ser A	6.00%	11/15/2027	NR		8,000	6,278,080
IL Fin Auth Rev Edward Hosp Ser A Rmkt (AMBAC)	6.25%	2/1/2033	A+		500	550,660
IL Fin Auth Rev Friendship Vlg Schaumburg Ser A	5.375%	2/15/2025	BB-	(c)	4,000	3,295,440
IL Fin Auth Rev Friendship Vlg Schaumburg Ser A	5.625%	2/15/2037	BB-	(c)	4,000	3,050,720
IL Fin Auth Rev Kewanee Hosp Pj	5.10%	8/15/2031	NR		1,175	927,945
IL Fin Auth Rev Landing at Plymouth Place Pj Ser A	6.00%	5/15/2025	NR		3,000	2,650,080
IL Fin Auth Rev Montgomery Place Pj Ser A	5.50%	5/15/2026	NR		2,400	1,917,192
IL Fin Auth Rev Rush Univ Med Ctr Oblig Grp Ser A	7.25%	11/1/2030	A-		3,000	3,468,390
IL Fin Auth Rev Smith Vlg Pj Ser A	5.25%	11/15/2016	NR		4,290	3,903,814
IL Fin Auth Rev Three Crowns Pk Plaza Ser A	5.875%	2/15/2038	NR		4,500	3,811,275
IN Hlth & Edl Facs Fing Auth Cmnty Fndtn Northwest	5.50%	3/1/2037	BBB		5,000	5,027,200
Iron River MI Hosp Fin Auth Iron Cnty Cmnty Hosps	6.50%	5/15/2033	NR		3,000	2,778,900
Jacksonville FL Hlth Facs Auth Brooks Hlth Sys	5.25%	11/1/2038	A		3,675	3,638,213
Johnson TN Hlth & Edl Facs Brd 1st Mtg Mtn Sts Hlth Ser A	5.50%	7/1/2036	BBB+		2,800	2,788,072
Johnston NC Mem Hosp Auth (FSA FHA)(b)	5.25%	10/1/2036	AAA		7,000	7,408,800
Knox Cnty TN Hlth Edl & Hsg Facs Brd Baptist Hlth Sys East TN	6.375%	4/15/2022	A1		4,215	4,433,253
Knox Cnty TN Hlth Edl & Hsg Facs Brd Baptist Hlth Sys East TN	6.50%	4/15/2031	A1		5,955	6,219,997
Kuakini HI Hlth Sys Spl Fac Ser A	6.375%	7/1/2032	BBB-		5,930	5,876,571
Lehigh Cnty PA Gen Purp Auth Good Shepherd Grp Ser A	5.625%	11/1/2034	A		4,000	4,058,760
Lexington VA Indl Dev Auth Resdl Care Fac Mtg Kendal at Lexington Ser A	5.50%	1/1/2037	NR		1,750	1,382,920

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Healthcare (continued)
Louisville & Jefferson Cnty KY Metro Govt Norton Hlthcare Inc(b)	5.25%	10/1/2036	A-		$23,750	$23,614,150
Lubbock TX Hlth Facs Dev Corp 1st Mtg Carillon Pj A	6.30%	7/1/2019	NR		4,010	3,846,352
MA St Hlth & Edl Facs Auth UMass Mem Issue Ser D	5.25%	7/1/2025	BBB+		8,560	8,614,014
MD St Hlth & Higher Edl Facs Auth Washington Cnty Hosp	5.75%	1/1/2033	BBB-		1,035	1,059,426
MD St Hlth & Higher Edl Facs Auth Washington Cnty Hosp	6.00%	1/1/2028	BBB-		1,280	1,346,048
Mesquite TX Hlth Facs Dev Corp Ret Fac Christian Care	5.50%	2/15/2025	BBB-		3,250	2,963,383
Mesquite TX Hlth Facs Dev Corp Ret Fac Christian Care	5.625%	2/15/2035	BBB-		1,650	1,415,271
MI St Hosp Fin Auth Rev Presbyterian Vlg	5.25%	11/15/2025	BB+	(c)	3,800	2,972,056
MI St Hosp Fin Auth Rev Presbyterian Vlg	5.50%	11/15/2035	BB+	(c)	1,000	744,140
NH Hlth & Ed Facs Auth Havenwood Heritage Heights A	5.35%	1/1/2026	NR		1,380	1,234,838
NH Hlth & Ed Facs Auth Havenwood Heritage Heights A	5.40%	1/1/2030	NR		1,500	1,288,440
NJ Econ Dev Auth First Mtg Seashore Gardens Pj	5.30%	11/1/2026	NR		1,250	979,513
NJ Econ Dev Auth First Mtg Seashore Gardens Pj	5.375%	11/1/2036	NR		2,605	1,919,989
NJ Hlthcare Facs Fing Auth Holy Name Hosp	5.25%	7/1/2030	Baa2		16,885	14,989,321
NJ Hlthcare Facs Fing Auth St. Joseph’s Hlthcare Sys	6.625%	7/1/2038	BBB-		3,500	3,603,530
NM St Hosp Equip Ln Council Presbyterian Hlthcare(b)	5.00%	8/1/2039	AA-		9,100	9,208,108
North Cent TX Hlth Fac Dev Corp Children’s Med Ctr Dallas Pj(b)	5.75%	8/15/2039	Aa3		10,000	10,645,250
Northampton Cnty PA Gen Purp Auth St. Luke’s Hosp Pj Ser A	5.25%	8/15/2024	BBB+		1,210	1,228,767
Northampton Cnty PA Gen Purp Auth St. Luke’s Hosp Pj Ser A	5.375%	8/15/2028	BBB+		1,675	1,682,504
NY St Dorm Auth Rev Non St Supp Debt Orange Regl Med Ctr	6.125%	12/1/2029	Ba1		4,250	3,937,285
OH St Higher Edl Fac Commn Univ Hosp Hlth Sys Ser 2009-A	6.75%	1/15/2039	A		5,000	5,298,800

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Healthcare (continued)
OH St Hosp Fac Rev Cleveland Clinic Hlth B(b)	5.50%	1/1/2034	AA-	$13,500	$13,955,625
Orange Cnty FL Hlth Facs Auth Hlthcare Orlando Lutheran	5.375%	7/1/2020	NR	1,100	952,985
Orange Cnty FL Hlth Facs Auth Hlthcare Orlando Lutheran	5.70%	7/1/2026	NR	1,920	1,577,472
Philadelphia PA Hosps & Higher Ed Facs Auth Temple Univ Hlth Sys Ser B	5.50%	7/1/2026	BBB	3,000	2,791,710
Philadelphia PA Hosps & Higher Ed Facs Auth Temple Univ Hosp Sys Ser A	6.625%	11/15/2023	BBB	9,000	9,005,040
RI St Hlth & Edl Bldg Corp Hosp Fing St. Joseph Hlth Svcs	5.50%	10/1/2029	BB-	15,270	11,767,978
Sarasota Cnty FL Hlth Facs Auth Hlthcare Sarasota Manatee	5.75%	7/1/2037	NR	2,565	2,058,823
Sarasota Cnty FL Hlth Facs Auth Hlthcare Sarasota Manatee	5.75%	7/1/2045	NR	6,435	5,027,794
Sayre OK Mem Hosp Auth	6.00%	7/1/2037	NR	4,000	3,347,600
SC Jobs Econ Dev Auth First Mtg Wesley Commons	5.125%	10/1/2026	NR	1,400	1,092,560
SC Jobs Econ Dev Auth Hampton Regl Med	5.25%	11/1/2028	NR	12,000	9,487,920
St. Joseph Cnty IN Econ Dev Rev Holy Cross Vlg Notre Dame Pj A	5.70%	5/15/2028	NR	265	212,125
St. Joseph Cnty IN Econ Dev Rev Holy Cross Vlg Notre Dame Pj A	6.00%	5/15/2026	NR	250	211,030
St. Joseph Cnty IN Econ Dev Rev Holy Cross Vlg Notre Dame Pj A	6.00%	5/15/2038	NR	475	380,328
St. Paul MN Port Auth Lease Rev Healtheast Midway Campus 03 A	5.75%	5/1/2025	BB	1,520	1,405,103
Sullivan Cnty TN Hlth Edl & Hsg Facs Brd Wellmont Hlth Sys Pj Ser C	5.25%	9/1/2036	BBB+	8,750	7,168,000
Sylacauga AL Hlthcare Auth Coosa Vly Med Ctr Ser A	6.00%	8/1/2025	NR	3,000	2,594,250
Sylacauga AL Hlthcare Auth Coosa Vly Med Ctr Ser A	6.00%	8/1/2035	NR	3,000	2,383,890
Vigo Cnty IN Hosp Auth Rev Union Hosp Inc†	5.70%	9/1/2037	NR	8,000	6,507,280
Vigo Cnty IN Hosp Auth Rev Union Hosp Inc†	5.75%	9/1/2042	NR	2,000	1,621,580
Western IL Econ Dev Auth Carthage Mem Hosp Pj Ser B	7.00%	6/1/2033	NR	2,890	2,863,268

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2009

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Healthcare (continued)
Westmoreland Cnty PA Indl Dev Auth Ret Cmnty Redstone Ser A	5.75%		1/1/2026	NR		$900	$774,558
WI St Hlth & Edl Facs Auth St. John’s Cmntys Inc Ser A(d)	7.25%		9/15/2029	NR		1,000	1,004,850
WI St Hlth & Edl Facs Auth St. John’s Cmntys Inc Ser A(d)	7.625%		9/15/2039	NR		2,000	2,067,960
WI St Hlth & Edl Facs Auth Wheaton Hlthcare Ser B	5.125%		8/15/2030	BBB+		21,150	19,149,210
Wilson Cnty KS Hosp Rev	5.60%		9/1/2036	NR		3,530	2,938,301
WV St Hosp Fin Auth Thomas Hlth Sys	6.50%		10/1/2028	NR		7,425	7,143,518

Total							446,452,946

Housing 3.78%
CA Hsg Fin Agy Rev Ser J AMT	4.95%		8/1/2022	AA-		2,000	1,880,460
El Paso Cnty TX Hsg Fin Corp Multi Fam Hsg Rev Las Lomas Apts Ser A	5.60%		12/1/2009	B3		55	55,023
El Paso Cnty TX Hsg Fin Corp Multi Fam Hsg Rev Las Lomas Apts Ser A	6.375%		12/1/2029	B3		3,280	2,497,425
El Paso Cnty TX Hsg Fin Corp Multi Fam Hsg Rev Las Lomas Apts Ser A	6.45%		12/1/2019	B3		1,515	1,315,581
Gaithersburg MD Econ Dev Rev Asbury MD Oblig Grp A(b)	5.125%		1/1/2036	BBB-	(c)	10,700	8,541,061
Harrisonburg VA Redev & Hsg Auth Multi Fam Hsg Brooke Ridge Apts Pj Ser E AMT	6.475%		12/1/2038	NR		12,100	10,561,485
LA Hsg Fin Agy Multi Fam Hsg Ser B	8.00%		9/1/2039	BBB-		3,500	3,597,300
LA Pub Facs Auth Rev Susla Facs Inc Pj Ser A†	5.75%		7/1/2039	NR		5,100	3,702,090
LA St Gas & Fuels Tax Rev Ser A (NPFGC)(FGIC)(b)	5.00%		5/1/2041	AA		13,500	13,933,012
Metro Govt Nashville & Davidson Cnty TN Hlth & Edl Facs Brd Multi Fam Hsg Prestige A	7.50%		12/20/2040	NR		3,930	2,664,422
Middlesex Cnty NJ Impt Auth Sub Heldrich Ctr Hotel Ser B	6.125%		1/1/2025	NR		2,790	591,815
MuniMae TE Bd Subs LLC†(i)	5.30%		9/30/2015	Baa2		2,000	1,392,000
MuniMae TE Bd Subs LLC†(i)	5.90%		9/30/2015	Ba1		2,000	1,041,820
Stillwater MN Multi Fam Rev Hsg Orleans Homes LP Pj AMT	5.50%		2/1/2042	NR		500	360,900
WI Hsg & Econ Dev Auth Ser C AMT	6.25%	#	10/1/2048	Aa3		6,315	6,315,000

Total							58,449,394

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Lease Obligations 2.34%
CA St Pub Wrks Brd Regents Univ Ser E(b)	5.00%	4/1/2034	AA-		$7,495	$7,739,950
Charlotte NC COP Ser E(b)	5.00%	6/1/2034	AA+		3,000	3,207,255
Charlotte NC COP Ser E(b)	5.00%	6/1/2039	AA+		8,500	9,087,223
McLennan Cnty TX Pub Fac Corp	6.625%	6/1/2035	AA-		5,000	5,553,950
Philadelphia PA Muni Auth Rev Lease	6.10%	4/1/2024	Baa1		1,780	1,907,039
Philadelphia PA Muni Auth Rev Lease	6.375%	4/1/2029	Baa1		2,000	2,129,540
Puerto Rico Pub Bldgs Auth Rev Govt Facs Ser P GTD	6.50%	7/1/2030	BBB-		6,000	6,433,080

Total						36,058,037

Other Revenue 13.44%
AK Indl Dev & Export Auth Sports Facs Rev Anchorage Sportsplex Pj Ser A	6.15%	8/1/2031	NR		3,285	2,024,020
Baker FL Correctional Dev Corp 1st Mtg Rev Detention Ctr Pj	7.50%	2/1/2030	NR		8,300	7,538,973
Baltimore MD Cnvtn Ctr Sr Ser A (XLCA)	5.00%	9/1/2032	Baa3		500	433,680
Baltimore MD Cnvtn Ctr Sr Ser A (XLCA)	5.25%	9/1/2039	Baa3		2,000	1,755,020
Baltimore MD Convtn Ctr Sub Ser B	5.875%	9/1/2039	Ba1		8,345	7,083,236
Baytown Twp MN Rev St. Croix Prep Academy Pj Ser A	6.75%	8/1/2028	NR		1,000	905,320
Baytown Twp MN Rev St. Croix Prep Academy Pj Ser A	7.00%	8/1/2038	NR		1,500	1,342,560
Beauregard Parish LA Rev Boise Cascade Corp Pj	6.80%	2/1/2027	Ba3		4,750	2,612,595
Brazos River Auth TX Pollutn Ctrl TXU Elec Co Pj Ser C AMT	5.75%	5/1/2036	CCC		2,215	1,899,274
Brazos River Auth TX Pollutn Ctrl TXU Enrg Co LLC Pj Ser A AMT	6.75%	4/1/2038	CCC		1,790	1,295,656
Brazos River Auth TX Pollutn Ctrl TXU Enrg Co LLC Pj Ser B AMT	6.30%	7/1/2032	CCC		2,000	1,000,780
CA Muni Fin Auth High Tech High Chula Vista B†	6.125%	7/1/2038	BB+	(c)	1,250	982,987
CA Statewide Cmntys Dev Auth Huntington Pk Charter Sch Pj A	5.15%	7/1/2030	NR		1,640	1,188,639
CA Statewide Cmntys Dev Auth Huntington Pk Charter Sch Pj A	5.25%	7/1/2042	NR		1,500	1,013,715
CA Statewide Cmntys Dev Auth Windrush Sch	5.50%	7/1/2037	NR		1,000	766,860
Charyl Stockwell Academy MI COP	5.75%	10/1/2025	NR		4,130	3,344,474

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Other Revenue (continued)
Chester Cnty PA Indl Dev Auth Renaissance Academy Pj A	5.625%	10/1/2015	NR	$1,870	$1,768,609
Chula Vista CA Rev San Diego Gas Ser E Rmkt	5.875%	1/1/2034	Aa3	2,125	2,260,851
CO Edl & Cultural Facs Auth Charter Sch Cmnty Leadership	6.50%	7/1/2038	NR	1,065	902,769
CO Edl & Cultural Facs Auth New Vision Charter Pj Sch†	6.75%	4/1/2040	NR	930	794,267
Conner Creek Academy East MI Pub Sch	5.25%	11/1/2036	BB+	1,000	729,090
Denver CO Convtn Ctr Hotel Auth Sr (XLCA)	5.00%	12/1/2035	BBB-	3,300	2,734,908
Denver CO Convtn Ctr Hotel Auth Sr (XLCA)	5.125%	12/1/2026	BBB-	3,390	3,074,662
Detroit MI Cmnty High Sch Pub Sch Academy	5.65%	11/1/2025	BB	1,000	785,650
Detroit MI Cmnty High Sch Pub Sch Academy	5.75%	11/1/2030	BB	1,255	943,835
Doctor Charles Drew Academy MI COP	5.70%	11/1/2036	NR	1,665	1,140,359
FL Dev Fin Corp Rev Palm Bay Academy Inc Pj A	6.00%	5/15/2036	BB-	2,000	1,563,600
FL Dev Fin Corp Rev Palm Bay Academy Inc Pj A	6.125%	5/15/2037	BB-	1,855	1,485,354
IA Fin Auth Child Svcs	5.375%	6/1/2026	NR	1,795	1,406,795
IAH TX Pub Fac Corp Pj Rev	6.00%	5/1/2016	NR	965	907,544
IAH TX Pub Fac Corp Pj Rev	6.00%	5/1/2021	NR	2,000	1,753,620
IAH TX Pub Fac Corp Pj Rev	6.125%	5/1/2026	NR	1,635	1,362,658
Kansas City MO Indl Dev Auth Allen Vlg Sch Pj Ser A†	6.125%	8/1/2026	NR	1,550	1,334,751
Kansas City MO Indl Dev Auth Allen Vlg Sch Pj Ser A†	6.25%	8/1/2036	NR	2,815	2,313,592
Kansas City MO Indl Dev Auth Derrick Thomas Ser A†	5.875%	1/1/2037	NR	6,570	5,204,557
La Vernia TX Higher Ed Fin Corp Amigos Por Vida Friends Life	6.25%	2/15/2026	NR	1,000	868,780
La Vernia TX Higher Ed Fin Corp Amigos Por Vida Friends Life	6.375%	2/15/2037	NR	1,220	1,017,321
La Vernia TX Higher Ed Fin Corp Ser A	7.125%	2/15/2038	NR	6,515	6,605,233
Lee Cnty FL Indl Dev Auth Lee Charter Fndtn Ser A	5.375%	6/15/2037	BB	3,500	2,449,790
Lombard IL Pub Facs Corp 1st Tier Ser A-1	7.125%	1/1/2036	NR	8,500	7,421,435

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Other Revenue (continued)
Madison Cnty FL Rev 1st Mtg Twin Oaks Pj Ser A	6.00%	7/1/2025	NR	$1,150	$915,481
Maverick Cnty TX Pub Fac Corp Ser A-1	6.25%	2/1/2024	NR	4,810	4,298,601
Maverick Cnty TX Pub Fac Corp Ser A-1	6.375%	2/1/2029	NR	1,560	1,339,759
MD St Econ Dev Corp Sr Lien Pj Chesapeake Bay Ser A	5.00%	12/1/2031	NR	10,000	6,064,900
MD St Econ Dev Corp Sr Lien Pj Chesapeake Bay Ser B	5.25%	12/1/2031	NR	1,000	607,290
MD St Hlth & Higher Edl Facs Auth Washington Christian Academy	5.25%	7/1/2018	NR	250	169,350
MD St Hlth & Higher Edl Facs Auth Washington Christian Academy	5.50%	7/1/2038	NR	2,300	1,136,384
MI Pub Edl Facs Auth Rev Ltd Oblig Bradford Academy Pj†	6.50%	9/1/2037	BBB-	5,000	4,235,000
MI Pub Edl Facs Auth Rev Ltd Oblig Crescent	7.00%	10/1/2036	NR	742	670,626
MI Pub Edl Facs Auth Rev Ltd Oblig David Ellis West Pj	5.875%	6/1/2037	NR	3,390	2,634,979
MI Pub Edl Facs Auth Rev Ltd Oblig Old Redford Pj Ser A	5.875%	12/1/2030	BBB-	3,720	2,986,639
Middlesex Cnty NJ Impt Auth Sub Heldrich Ctr Hotel Ser B	6.25%	1/1/2037	NR	5,755	1,101,162
Milwaukee WI Redev Auth Academy of Learning Ser A	5.65%	8/1/2037	NR	1,000	704,850
Mohave Cnty AZ Indl Dev Auth Mohave Prison LLC Expansion Pj	8.00%	5/1/2025	BBB+	8,000	9,671,840
NH St Business Fin Auth Pub Svc Ser D Rmkt TCRS AMT (AMBAC)	6.00%	5/1/2021	A3	1,000	1,015,340
NJ Econ Dev Auth Cigarette Tax	5.625%	6/15/2019	BBB	4,150	4,162,906
NY St Urban Dev Corp Rev St Pers Income Tax Ser A-1(b)	5.00%	12/15/2028	AAA	6,000	6,607,800
OH St Air Quality Dev Auth First Enrg Generation Ser A	5.70%	8/1/2020	BBB	7,340	8,054,549
Otero Cnty NM Jail Pj Rev	5.75%	4/1/2018	NR	1,925	1,747,688
Otero Cnty NM Jail Pj Rev	6.00%	4/1/2023	NR	1,350	1,166,616
Otero Cnty NM Jail Pj Rev	6.00%	4/1/2028	NR	1,900	1,542,629
Palm Bay FL Edl Facs Rev Patriot Charter Sch Pj Ser A(h)	6.75%	7/1/2022	NR	1,460	729,985
Palm Bay FL Edl Facs Rev Patriot Charter Sch Pj Ser A(h)	7.00%	7/1/2036	NR	5,000	2,500,000

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Other Revenue (continued)
Palm Beach Cnty FL Rev G Star Sch of Arts Ser A	6.75%	5/15/2035	BB		$2,455	$2,205,621
Pima Cnty AZ Indl Dev Auth Amer Charter Schs Fndtn Ser A	5.50%	7/1/2026	BBB	(c)	5,000	4,125,200
Pima Cnty AZ Indl Dev Auth Amer Charter Schs Fndtn Ser A	5.625%	7/1/2038	BBB	(c)	9,000	6,858,360
Pima Cnty AZ Indl Dev Auth Horizon Cmnty Learning Ctr	5.25%	6/1/2035	BBB		10,000	7,608,900
Pima Cnty AZ Indl Dev Auth Paradise Ed Ctr Pj	5.875%	6/1/2022	BB		250	217,323
Pima Cnty AZ Indl Dev Auth Paradise Ed Ctr Pj	6.00%	6/1/2036	BB		1,800	1,421,748
Plymouth MI Edl Ctr Charter Sch	5.375%	11/1/2030	BBB-		1,500	1,127,805
Provo UT Charter Sch Rev Freedom Academy Fndtn	5.50%	6/15/2037	NR		4,000	2,961,720
Red River Auth TX Pollutn Ctrl Celanese Pj Ser A	6.45%	11/1/2030	B+		2,495	2,505,080
Sabine River Auth TX Pollutn Ctrl TXU Elec Co Pj Ser A	5.50%	5/1/2022	CCC		1,620	1,389,101
Sabine River Auth TX Pollutn Ctrl TXU Elec Co Pj Ser A AMT	6.45%	6/1/2021	CCC		2,000	1,200,820
San Antonio TX Convtn Hotel Fin Corp Empowerment Zone Ser A AMT (AMBAC)	5.00%	7/15/2039	Baa2		5,000	4,188,850
San Luis AZ Fac Dev Corp Rev Sr Lien Pj Regl Detention Ctr	7.00%	5/1/2020	NR		1,000	1,022,870
San Luis AZ Fac Dev Corp Rev Sr Lien Pj Regl Detention Ctr	7.25%	5/1/2027	NR		1,200	1,104,120
Spanish Fork UT Charter Sch Rev Amer Leadership Academy†	5.55%	11/15/2021	NR		1,160	1,060,321
Spanish Fork UT Charter Sch Rev Amer Leadership Academy†	5.55%	11/15/2026	NR		800	691,720
Spanish Fork UT Charter Sch Rev Amer Leadership Academy†	5.70%	11/15/2036	NR		1,750	1,433,512
Star Intl Academy MI COP	6.125%	3/1/2037	BBB		1,460	1,164,277
Summit Academy MI Pub Sch	6.375%	11/1/2035	BB+		3,795	2,941,315
Sweetwater Cnty WY Solid Wst Disp FMC Corp Pj AMT	5.60%	12/1/2035	BBB		3,500	3,333,785
Two Rivers MT Auth Inc Pj Sr Lien(h)	7.375%	11/1/2027	NR		2,615	527,367
TX St Pub Fin Auth Charter Sch Ed Cosmos Fndtn Ser A	5.375%	2/15/2037	NR		2,870	2,343,585

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Other Revenue (continued)
UT St Charter Sch Fin Auth Noah Webster Academy Ser A	6.50%	6/15/2038	NR	$500	$419,930
Utah Cnty UT Charter Sch Rev Lakeview Academy Ser A	5.625%	7/15/2037	NR	1,000	779,350
Utah Cnty UT Charter Sch Rev Lakeview Academy Ser A†	5.875%	6/15/2037	NR	1,750	1,409,677
West Vly City UT Charter Sch Monticello Academy†	6.375%	6/1/2037	NR	4,200	3,412,290

Total					207,536,840

Special Tax 5.33%
Allegheny Cnty PA Redev Auth Pittsburgh Mills Pj	5.60%	7/1/2023	NR	500	432,835
Altoona IA Tax Alloc Annual Appropriation	5.75%	6/1/2031	BBB+	1,000	1,053,540
Amelia Walk Cmnty Dev Dist FL Ser A	5.50%	5/1/2037	NR	980	483,748
Arborwood Cmnty Dev Dist FL Centex Homes Pj Ser A 1	5.50%	5/1/2036	NR	2,825	1,498,578
Arborwood Cmnty Dev Dist FL Master Infrastr Pjs Ser A	5.35%	5/1/2036	NR	6,780	3,894,432
Atlanta GA Tax Alloc Eastside Pj Ser A AMT	5.625%	1/1/2016	NR	1,335	1,334,039
Atlanta GA Tax Alloc Princeton Lakes Pj	5.50%	1/1/2031	NR	1,045	875,919
Aurora IL Tax Incr Rev East River Area No 6 Ser A	6.75%	12/30/2027	NR	1,650	1,622,626
Aurora IL Tax Incr Rev River City No 3 Ser B	6.50%	12/30/2023	NR	3,000	2,955,900
Baltimore MD Spl Oblig Ser A	7.00%	9/1/2038	NR	7,000	6,643,350
Branson MO Indl Dev Auth Tax Rev Branson Landing Retail Pj	5.50%	6/1/2029	NR	6,220	4,540,476
Cap Reg Cmnty Dev Dist FL Cap Impt Ser A	7.00%	5/1/2039	NR	1,500	1,161,375
Crosscreek Cmnty Dev Dist FL Ser A	5.60%	5/1/2039	NR	1,750	668,762
Crosscreek Cmnty Dev Dist FL Ser B	5.50%	5/1/2017	NR	1,490	571,698
Dardenne Twn Square Transn Dev Dist MO Ser A	5.00%	5/1/2036	NR	3,110	1,531,146
Durbin Crossing Cmnty Dev Dist FL Ser A	5.50%	5/1/2037	NR	5,800	3,390,796
FL Cypress Creek Hillsborough Cnty Cmnty Dev Dist	5.35%	5/1/2037	NR	6,800	3,522,604

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Special Tax (continued)
Grandview MO Indl Dev Auth Tax Inc Grandview Crossing Pj 1	5.75%	12/1/2028	NR	$1,000	$473,780
Henderson NV Loc Impt Dists No T18	5.25%	9/1/2026	NR	8,155	3,682,635
Henderson NV Loc Impt Dists No T18	5.30%	9/1/2035	NR	2,500	1,128,925
IA Fin Auth Child Svcs	5.50%	6/1/2031	NR	4,260	3,228,484
Inglewood CA Redev Agy Tax Alloc Sub Lien Ser A-1 (AMBAC)	5.00%	5/1/2033	BBB+	12,000	10,309,080
Lancaster CA Redev Agy Tax Alloc Comb Redev Pj Areas	6.875%	8/1/2034	A	1,000	1,081,090
Magnolia FL West Cmnty Dev Dist	5.35%	5/1/2037	NR	3,890	2,331,822
Mariposa NM East Pub Impt Dist	5.75%	9/1/2021	NR	350	303,289
Mariposa NM East Pub Impt Dist	6.00%	9/1/2032	NR	1,000	782,710
Mediterranea Cmnty Dev Dist FL Spl Assmnt Ser A	5.60%	5/1/2037	NR	1,460	861,940
Mesquite NV Redev Agy Tax Alloc	7.125%	6/1/2021	A-	1,000	1,041,300
Mesquite NV Redev Agy Tax Alloc	7.375%	6/1/2024	A-	1,655	1,724,957
Millsboro DE Spl Oblig Plantation Lakes Spl Dev Ser A	5.45%	7/1/2036	NR	5,000	3,398,900
Orange Grove LA Cmnty Dev Dist	5.30%	11/1/2021	NR	1,760	1,364,317
Panther Trace II FL Cmnty Dev Dist Spl Assmnt Ser A	5.60%	5/1/2035	NR	1,730	1,227,677
Shingle Creek FL Cmnty Dev Dist	6.10%	5/1/2025	NR	4,990	2,303,933
Sparks NV Loc Impt Dist Ltd Oblig Dist No 3	6.75%	9/1/2027	NR	1,000	971,640
Stone Canyon Cmnty Impt Dist MO Pub Infrastr Impt Pj	5.70%	4/1/2022	NR	1,485	1,261,047
Tern Bay Cmnty Dev Dist FL Ser A(h)	5.375%	5/1/2037	NR	13,145	4,600,881
Tracy CA Cmnty Facs Dist No 1 NEI Phase II	5.70%	9/1/2026	NR	920	806,601
Whispering Spring LA Dev Dist Spl Assmnt	5.20%	10/1/2021	NR	2,290	1,551,498
Whiting IN Redev Dist Standard Ave Pj	5.35%	1/15/2027	NR	1,995	1,671,271

Total					82,289,601

Tax Revenue 4.91%
Cooperative Dist of Fort Spanish AL Rev Pub Impt	9.00%	2/1/2029	NR	3,600	4,040,100
Metro Atlanta GA Rapid Transit Tax 3rd Ser (FSA)(b)	5.00%	7/1/2039	AA+	18,000	19,361,070
NJ Econ Dev Auth Cigarette Tax	5.50%	6/15/2024	BBB	7,185	7,134,346
NJ Econ Dev Auth Cigarette Tax	5.75%	6/15/2029	BBB	9,115	9,143,803

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Tax Revenue (continued)
Puerto Rico Sales Tax Fing Corp 1st Sub Ser A	5.75%	8/1/2037	A+	$10,000	$10,801,400
Southwestern IL Dev Auth Rev Loc Govt Pg Collinsville Ltd	5.35%	3/1/2031	NR	1,000	764,710
Sparks NV Tourism Impt Dist No 1 Sr Sales Tax Antic Ser A†	6.75%	6/15/2028	Ba2	7,000	6,715,520
UT Transit Auth Sales Tax Rev Ser A(b)	5.00%	6/15/2028	AAA	16,235	17,880,919

Total					75,841,868

Tobacco 3.84%
Buckeye OH Tob Sttlmnt Fing Auth Asset Bkd Sr Turbo Ser A-2	5.875%	6/1/2030	BBB	4,190	4,008,699
Buckeye OH Tob Sttlmnt Fing Auth Asset Bkd Sr Turbo Ser A-2	5.875%	6/1/2047	BBB	19,195	15,594,978
Buckeye OH Tob Sttlmnt Fing Auth Asset Bkd Sr Turbo Ser A-2	6.50%	6/1/2047	BBB	5,800	5,172,788
Golden St Tob Securitization Corp CA Asset Bkd Sr Ser A-1	5.125%	6/1/2047	BBB	20,635	15,520,202
Golden St Tob Securitization Corp CA Asset Bkd Sr Ser A-1	5.75%	6/1/2047	BBB	13,780	11,502,304
MI Tob Sttlmnt Fin Auth Sr Ser A	6.00%	6/1/2048	BBB	5,000	4,110,500
NJ Tob Sttlmnt Fing Corp Ser 1A	5.00%	6/1/2041	BBB	4,385	3,318,173

Total					59,227,644

Transportation 8.75%
Augusta GA Arpt Rev Gen Arpt Passenger B AMT	5.35%	1/1/2028	Baa2	350	295,435
Augusta GA Arpt Rev Gen Ser C AMT	5.45%	1/1/2031	Baa2	2,410	2,006,807
Bay Area Toll Auth CA San Francisco Bay Area F-1(b)	5.00%	4/1/2034	AA	12,000	12,887,040
Dallas-Fort Worth TX Intl Arpt Facs Impt Corp A Sub Ser 2 Rmkt AMT	9.00%	5/1/2029	CCC+	7,500	7,355,400
Dallas-Fort Worth TX Intl Arpt Facs Impt Corp A Sub Ser 3 Rmkt AMT	9.125%	5/1/2029	CCC+	1,500	1,456,680
Director St NV Dept Business & Industry Las Vegas Monorail Pj 2nd Tier(j)	7.25%	1/1/2023	NR	5,000	250,000
Director St NV Dept Business & Industry Las Vegas Monorail Pj 2nd Tier(j)	7.375%	1/1/2030	NR	5,000	250,000

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Transportation (continued)
E-470 Pub Hwy Auth CO Rev Cap Apprec Sr Ser A (NPFGC)	Zero Coupon	9/1/2034	A	$5,885	$1,138,218
E-470 Pub Hwy Auth CO Rev Cap Apprec Sr Ser B (NPFGC)	Zero Coupon	9/1/2031	A	25,000	6,105,500
E-470 Pub Hwy Auth CO Rev Cap Apprec Sr Ser B (NPFGC)	Zero Coupon	9/1/2037	A	9,925	1,537,978
Foothill Eastern Transn Corridor Agy CA	5.75%	1/15/2040	BBB-	2,030	1,992,668
Foothill Eastern Transn Corridor Agy CA Cap Apprec	Zero Coupon	1/15/2030	BBB-	20,000	5,053,800
Foothill Eastern Transn Corridor Agy CA Cap Apprec	Zero Coupon	1/15/2033	BBB-	5,000	1,030,800
Foothill Eastern Transn Corridor Agy CA Cap Apprec	Zero Coupon	1/15/2034	BBB-	25,535	4,919,062
Foothill Eastern Transn Corridor Agy CA Cap Apprec	Zero Coupon	1/15/2035	BBB-	3,445	620,134
Foothill Eastern Transn Corridor Agy CA Cap Apprec	Zero Coupon	1/15/2037	BBB-	4,985	783,492
Foothill Eastern Transn Corridor Agy CA Cap Apprec	Zero Coupon	1/15/2038	BBB-	1,000	146,860
Foothill Eastern Transn Corridor Agy CA Cap Apprec	5.875%	1/15/2026	BBB-	2,000	2,039,160
Greater Orlando FL Aviation Auth Spl Purp JetBlue Airways Corp AMT	6.375%	11/15/2026	NR	2,305	1,997,744
Greater Orlando FL Aviation Auth Spl Purp JetBlue Airways Corp AMT	6.50%	11/15/2036	NR	5,000	4,228,650
Metro Transn Auth NY Ser B	5.00%	11/15/2034	AA	3,750	3,963,263
Metro WA DC Arpts Auth Ser A AMT(b)	5.00%	10/1/2022	AA-	3,250	3,401,109
Metro WA DC Arpts Auth Ser A AMT(b)	5.25%	10/1/2027	AA-	4,540	4,751,087
Metro WA DC Arpts Auth Ser A AMT(b)	5.375%	10/1/2028	AA-	2,500	2,616,238
NJ Econ Dev Auth Spl Fac Continental Airlines Inc Pj AMT	6.625%	9/15/2012	B	2,760	2,741,370
North TX Twy Auth Rev 1st Tier Ser A	6.00%	1/1/2028	A2	5,000	5,553,450
North TX Twy Auth Rev 1st Tier Ser A	6.25%	1/1/2039	A2	5,000	5,578,950
North TX Twy Auth Rev Toll 2nd Tier Ser F	5.75%	1/1/2038	A3	5,000	5,291,800

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Transportation (continued)
Phoenix AZ Indl Dev Auth Amer West Airlines Inc Pj AMT	6.25%	6/1/2019	Caa3	$1,955	$1,528,380
Port Auth NY & NJ Cons 160th(b)	4.00%	9/15/2031	AA-	25,000	25,050,250
San Jose CA Arpt Rev Ser A AMT (AMBAC)	5.50%	3/1/2032	A	1,750	1,777,545
Santa Rosa FL Bay Bridge Auth Rev	6.25%	7/1/2028	B3	4,860	3,098,104
Santa Rosa FL Bay Bridge Auth Rev Cap Apprec	Zero Coupon	7/1/2017	B3	2,800	969,360
St. Louis MO Arpt Rev Lambert Intl Arpt Ser A-1	6.25%	7/1/2029	A	4,025	4,249,877
St. Paul MN Port Auth Lease Rev Healtheast Midway Campus 03 A	5.875%	5/1/2030	BB	1,000	890,190
Susquehanna Area PA Regl Arpt Auth Ser A AMT	6.50%	1/1/2038	Baa3	7,835	7,626,746

Total					135,183,147

Utilities 15.47%
Atlanta GA Wtr & Wst Wtr Rev Ser A	6.00%	11/1/2028	A	3,000	3,225,180
Atlanta GA Wtr & Wst Wtr Rev Ser A	6.00%	11/1/2029	A	4,500	4,830,390
AZ Salt River Pj Agric Impt & Pwr Dist Ser A(b)	5.00%	1/1/2032	AA	17,700	19,355,304
Brazos River Auth TX Pollutn Ctrl TXU Enrg Co LLC Pj AMT	5.00%	3/1/2041	CCC	6,000	3,423,840
CA Infrastr & Econ Dev Bk Indpt Sys Operator Ser A	5.50%	2/1/2030	A	5,500	5,717,800
Campbell Cnty WY Solid Wst Fac Basin Elec Pwr Coop Ser A	5.75%	7/15/2039	A+	4,000	4,296,680
Clark Cnty NV Indl Dev Rev Pwr Co Pj Ser C	5.50%	10/1/2030	BB+	4,215	4,217,445
CT St Dev Auth Lt & Pwr B AMT	5.95%	9/1/2028	Baa1	2,190	2,213,214
CT St Dev Auth Solid Wst Disp PSEG Pwr LLC Pj Ser A AMT	5.75%	11/1/2037	Baa1	2,250	2,246,782
Detroit MI Wtr Supply Sys 2nd Lien Ser B Rmkt (FSA)	7.00%	7/1/2036	AAA	4,535	5,619,001
FL Muni Pwr Agy Rev Pwr Ser A	6.25%	10/1/2031	A1	2,000	2,344,160
HI St Dept Bdgt & Fin Elec Co & Subs Ser A AMT (FGIC)	4.80%	1/1/2025	Baa1	2,000	1,908,260
HI St Dept Bdgt & Fin Hawaiian Elec Co & Subs	6.50%	7/1/2039	Baa1	4,400	4,800,708

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Utilities (continued)
HI St Dept Bdgt & Fin Hawaiian Elec Co Ser A AMT (NPFGC)	5.65%	10/1/2027	A	$6,890	$6,973,162
HI St Dept Bdgt & Fin Hawaiian Elec Co Ser B AMT (FGIC)	4.60%	5/1/2026	Baa1	2,000	1,850,940
HI St Dept Bdgt & Fin Spl Purp Hawaiian Elec Co & Subs Pjs AMT (NPFGC)	5.45%	11/1/2023	AA	3,300	3,300,363
IA Fin Auth Child Svcs	5.55%	6/1/2036	NR	5,960	4,385,249
IN Muni Pwr Agy Ser B	5.75%	1/1/2034	A+	2,000	2,119,080
Lathrop CA Fing Auth Rev Wtr Supply Pj	5.90%	6/1/2027	NR	3,000	2,836,350
Lathrop CA Fing Auth Rev Wtr Supply Pj	6.00%	6/1/2035	NR	4,140	3,892,635
M-S-R Enrg Auth CA Ser C	6.50%	11/1/2039	A	6,250	7,143,500
M-S-R Enrg Auth CA Ser C	7.00%	11/1/2034	A	12,370	15,090,410
Maricopa Cnty AZ Pollutn Ctrl Corp El Paso Elec Co Pj Ser A	7.25%	2/1/2040	BBB	3,500	4,010,475
Moraine OH Solid Wst Disp Gen Motors Corp Pj AMT(h)	6.75%	7/1/2014	NR	525	77,438
MS Business Fin Corp Sys Enrg Res Inc Pj	5.90%	5/1/2022	BBB	100	99,469
New York City NY Muni Wtr Fin Auth Ser CC(b)	5.00%	6/15/2029	AA+	11,000	12,023,220
New York City NY Muni Wtr Fin Auth Ser CC(b)	5.125%	6/15/2030	AA+	1,000	1,093,020
Niagara Cnty NY Indl Dev Agy Ser B AMT	5.55%	11/15/2024	Baa2	750	746,693
OH St Pollutn Ctrl Rev Gen Motors Corp Pj(h)	5.625%	3/1/2015	NR	2,965	437,338
Owen Cnty KY Wtrwks Sys Rev Amer Wtr Co Ser B	5.625%	9/1/2039	BBB+	2,500	2,583,275
Padre Dam CA Muni Wtr Dist Pj Ser A(b)	5.25%	10/1/2034	AA-	11,600	12,446,046
Phoenix AZ Civic Impt Corp Jr Lien Ser A(b)	5.00%	7/1/2039	AAA	8,750	9,449,519
Pima Cnty AZ Indl Dev Auth Global Wtr Res LLC Pj AMT	5.60%	12/1/2022	NR	2,000	1,782,120
Pima Cnty AZ Indl Dev Auth Global Wtr Res LLC Pj AMT	5.75%	12/1/2032	NR	5,000	4,313,650
Pima Cnty AZ Indl Dev Auth Global Wtr Res LLC Pj AMT	6.55%	12/1/2037	NR	7,000	6,780,970
Pima Cnty AZ Indl Dev Auth Global Wtr Res LLC Pj AMT	7.50%	12/1/2038	NR	2,235	2,312,353
Pinal Cnty AZ Elec Dist No 4	6.00%	12/1/2038	BBB	1,150	1,161,983
Sabine River Auth TX Pollutn Ctrl TXU Elec Co Pj Ser B AMT	5.75%	5/1/2030	CCC	5,040	4,321,598

See Notes to Financial Statements.

Schedule of Investments (concluded)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Utilities (continued)
Salt Verde AZ Financial Corp Gas Rev Sr	5.00%	12/1/2037	A	$2,500	$2,328,625
San Antonio TX Elec & Gas Ser A(b)	5.25%	2/1/2029	AA	19,375	21,716,731
San Antonio TX Elec & Gas Ser A(b)	5.25%	2/1/2031	AA	6,270	7,027,815
TN Enrg Acq Corp Jr Ser B	5.625%	9/1/2026	NR	4,781	4,716,648
TN Enrg Acq Corp Ser A	5.25%	9/1/2026	BB+	6,775	6,692,480
TN Enrg Acq Corp Ser C	5.00%	2/1/2025	A	5,030	4,882,923
TX Muni Gas Acq & Supply Corp I Sr Lien Ser D	6.25%	12/15/2026	A	13,085	14,090,190
Western Generation Agy OR Wauna Cogeneration Pj B AMT	5.00%	1/1/2016	NR	1,500	1,358,730
Western Generation Agy OR Wauna Cogeneration Pj Sub Lien C	5.00%	1/1/2021	NR	790	714,002

Total					238,957,764

Total Municipal Bonds (cost $1,803,817,202)					1,684,103,110

				Shares (000)
SHORT-TERM INVESTMENTS 0.42%

Money Market Mutual Funds 0.22%
Dreyfus Municipal Cash Management Plus				3,415	3,414,908
SSgA Tax Free Money Market Fund				3	2,890

Total					3,417,798

				Principal Amount (000)

Variable Rate Demand Note 0.20%
CA St Floater Ser DCL 048 (FSA)(e)	0.60%	10/1/2009	AAA	$3,000	3,000,000

Total Short-Term Investments (cost $6,417,798)					6,417,798

Total Investments in Securities 109.47% (cost $1,810,235,000)					1,690,520,908

Liabilities in Excess of Cash and Other Assets(f) (9.47%)					(146,251,559)

Net Assets 100.00%					$1,544,269,349

Open Futures Contracts at September 30, 2009:

Type	Expiration	Contracts	Position	Market Value	Unrealized Depreciation
U.S. 30-Year Treasury Bond	December 2009	2,028	Short	$(246,148,500)	$(4,984,661)

See Notes to Financial Statements.

Schedule of Investments

PENNSYLVANIA TAX FREE TRUST September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 96.67%

Corporate-Backed 3.41%
Allegheny Cnty PA Indl Dev Auth Envr Impt USX Pj	6.10%	7/15/2020	BBB+	$1,000	$1,003,860
PA Econ Dev Fing Auth USG Corp Pj AMT	6.00%	6/1/2031	B+	1,000	770,380
York Cnty PA Indl Dev Auth Pollutn Ctrl Rev Pub Svc Elec & Gas Ser A (NPFGC)	6.45%	10/1/2019	A	1,475	1,475,501

Total					3,249,741

Education 19.63%
Allegheny Cnty PA Higher Ed Bldg Auth Duquesne Univ	5.00%	3/1/2028	A2	1,515	1,581,478
Allegheny Cnty PA Higher Ed Bldg Auth Duquesne Univ	5.00%	3/1/2033	A2	1,000	1,029,690
Harrisburg PA Auth Univ Rev Harrisburg Univ of Science B	6.00%	9/1/2036	NR	1,000	898,350
Lehigh Cnty PA Gen Purp Auth Desales Univ Pj (RADIAN)	5.125%	12/15/2023	BBB-	1,000	934,310
New Wilmington PA Muni Auth Rev Westminster College Pj GG4 (RADIAN)	5.125%	5/1/2033	BBB-	1,000	853,400
PA St Higher Edl Facs Auth Assoc Indpt Colleges & Univ GG5 (RADIAN)	5.125%	5/1/2032	BBB-	1,020	893,265
PA St Higher Edl Facs Auth Drexel Univ Ser A	5.20%	5/1/2032	A+	600	608,982
PA St Higher Edl Facs Auth Edinboro Univ	5.75%	7/1/2028	BBB-	1,000	971,990
PA St Higher Edl Facs Auth Moravian College Pj (RADIAN)	5.375%	7/1/2031	BBB-	1,000	1,003,450
PA St Higher Edl Facs Auth Philadelphia Univ	5.00%	6/1/2030	BBB	1,530	1,319,242
PA St Higher Edl Facs Auth Univ of the Arts (RADIAN)	5.625%	3/15/2025	BBB-	1,000	962,540
PA St Higher Edl Facs Auth Univ of the Arts (RADIAN)	5.75%	3/15/2030	BBB-	500	471,345
PA St Higher Edl Facs Auth York College PA Pj Ser EE 1 (XLCA)	5.00%	11/1/2033	A	1,000	1,026,280
PA St Pub Sch Bldg Auth Cap Apprec Butler Cnty D-II (AMBAC)	Zero Coupon	7/15/2014	NR	295	251,467
PA St Pub Sch Bldg Auth Cap Apprec Butler Cnty D-II (AMBAC)	Zero Coupon	7/15/2015	NR	295	239,230

See Notes to Financial Statements.

Schedule of Investments (continued)

PENNSYLVANIA TAX FREE TRUST September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Education (continued)
PA St Pub Sch Bldg Auth Cap Apprec Butler Cnty D-II (AMBAC)	Zero Coupon	7/15/2016	NR	$295	$226,451
PA St Pub Sch Bldg Auth Delaware Cnty Cmnty College Pj (FSA)	5.00%	10/1/2029	Aa3	675	730,249
PA St Pub Sch Bldg Auth Jefferson Cnty Dubois Tech Sch (NPFGC)(FGIC)	5.00%	2/1/2029	A	1,000	1,045,190
PA St Univ Ser A	5.00%	8/15/2029	AA	1,000	1,088,960
Philadelphia PA Auth Indl Dev Edl Cmnty Fgn Med Grads (NPFGC)	5.00%	6/1/2015	A	250	250,048
Snyder Cnty PA Higher Ed Auth Susquehanna Univ Pj	5.00%	1/1/2029	A2	1,300	1,370,473
Wilkes-Barre PA Fin Auth Wilkes Univ Pj	5.00%	3/1/2037	BBB	1,000	921,640

Total					18,678,030

General Obligation 19.18%
Allentown PA Sch Dist Ser A	5.00%	2/15/2023	A	1,000	1,103,300
Bucks Cnty PA	5.25%	5/1/2023	AA+	1,000	1,188,010
Delaware Vly PA Regl Fin Auth Ser C (AMBAC)	7.75%	7/1/2027	Aa2	1,000	1,379,050
Downingtown PA Area Sch Dist Ser AA	5.00%	11/1/2029	AA+	1,000	1,109,070
Gateway PA Sch Dist Allegheny Cnty (FSA)	5.00%	7/15/2027	Aa3	4,280	4,652,831
Luzerne Cnty PA Ser B (FSA)	5.00%	12/15/2027	AAA	1,500	1,609,260
Northern Mariana Islands Comwlth Ser B	5.00%	10/1/2033	NR	1,690	1,340,964
PA Centennial Sch Dist Bucks Cnty Ser B (FSA)	5.25%	12/15/2027	AAA	1,180	1,306,838
Philadelphia PA Ser A (FSA)	5.25%	12/15/2027	AAA	2,500	2,661,050
Territory of Guam Ser A	7.00%	11/15/2039	B+	200	219,272
West Mifflin PA Area Sch Dist (FSA)	5.375%	4/1/2028	AAA	1,500	1,680,900

Total					18,250,545

Healthcare 18.92%
Allegheny Cnty PA Hosp Dev Auth Catholic Hlth East Issue	5.50%	11/15/2032	A1	1,500	1,504,995
Allegheny Cnty PA Hosp Dev Auth OH Vly Gen Hosp Pj A	5.125%	4/1/2035	Baa2	500	420,930
Allegheny Cnty PA Hosp Dev Auth Univ Pittsburgh Med Ctr	5.625%	8/15/2039	Aa3	1,500	1,603,515

See Notes to Financial Statements.

Schedule of Investments (continued)

PENNSYLVANIA TAX FREE TRUST September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Healthcare (continued)
Allegheny Cnty PA Hosp Dev Auth Univ Pittsburgh Med Ctr Ser A	5.00%	9/1/2018	Aa3	$1,000	$1,108,240
Allegheny Cnty PA Hosp Dev Auth West PA Hlth Sys Ser A	5.00%	11/15/2028	BB	1,000	798,080
Bucks Cnty PA Indl Dev Auth Lutheran Cmnty Telford Ctr	5.75%	1/1/2037	NR	1,000	771,570
Butler Cnty PA Hosp Auth Butler Hlth Sys Pj	7.25%	7/1/2039	Baa1	1,000	1,155,820
Delaware Cnty PA Auth Hosp Rev Crozer Chester Med Ctr (ACA)(CBI)	5.375%	12/1/2018	BBB-	1,000	965,930
Lancaster Cnty PA Hosp Auth Rev Brethren Vlg Pj Ser A	6.25%	7/1/2026	NR	1,000	963,750
Lehigh Cnty PA Gen Purp Auth Good Shepherd Grp Ser A	5.625%	11/1/2034	A	1,000	1,014,690
Lehigh Cnty PA Gen Purp Hosp Lehigh Vly Hlth Network Ser A (FSA)	5.00%	7/1/2025	AAA	1,000	1,029,900
Monroe Cnty PA Hosp Auth Rev Pocono Med Ctr	5.125%	1/1/2037	A-	1,000	932,610
Northampton Cnty PA Gen Purp Auth St. Luke’s Hosp Pj Ser A	5.25%	8/15/2023	BBB+	1,250	1,275,662
PA Econ Dev Fing Auth Albert Einstein Hlthcare Ser A	6.25%	10/15/2023	A3	1,000	1,057,200
Philadelphia PA Hosps & Higher Ed Facs Auth Temple Univ Hlth Sys Ser A	5.50%	7/1/2030	BBB	1,000	892,090
Puerto Rico Indl Tourist Edl Med & Envr Ctrl Facs Fing Auth Hosp Auxilio Mutuo Oblig Grp Ser A (NPFGC)	6.25%	7/1/2024	A	850	850,119
Southcentral PA Gen Auth Rev Wellspan Hlth Oblig Grp Ser A	6.00%	6/1/2029	Aa3	1,000	1,106,730
Territory of Guam Oblig Rev Section 30 Ser A	5.75%	12/1/2034	BBB-	535	549,445

Total					18,001,276

Housing 4.17%
Allegheny Cnty PA Resdl Fin Auth Sing Fam Mtg Ser VV AMT (GNMA/FNMA)	4.95%	11/1/2037	Aaa	980	948,209
PA Hsg Fin Agy Sing Fam Mtg Ser 93 A AMT	4.85%	10/1/2021	AA+	3,000	3,022,980

Total					3,971,189

Lease Obligations 3.35%
Philadelphia PA Muni Auth Rev Lease	6.375%	4/1/2029	Baa1	1,000	1,064,770

See Notes to Financial Statements.

Schedule of Investments (continued)

PENNSYLVANIA TAX FREE TRUST September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Lease Obligations (continued)
Puerto Rico Comwlth Infrastr Fing Auth Mepsi Campus Pj Ser A	5.60%	10/1/2014	NR		$595	$582,862
York PA Gen Auth Rev York City Recreation Corp (AMBAC)	5.50%	5/1/2018	NR		1,475	1,542,304

Total						3,189,936

Other Revenue 4.67%
PA Econ Dev Fing Auth Allegheny Enrg Supply Co	7.00%	7/15/2039	BBB-		1,000	1,082,270
Philadelphia PA Auth Indl Dev First Philadelphia Charter Ser A	5.85%	8/15/2037	BBB-		1,000	789,850
Philadelphia PA Auth Indl Dev Please Touch Museum Pj	5.25%	9/1/2036	BBB-		1,000	821,330
Philadelphia PA Auth Indl Dev Russell Byers Charter Sch Ser A	5.25%	5/1/2037	BBB-		1,000	722,260
Philadelphia PA Auth Indl Dev Ser A	5.50%	9/15/2037	BBB-		1,370	1,027,144

Total						4,442,854

Pre-Refunded 10.92%
Allegheny Cnty PA Redev Auth Wtrfrnt Pj Ser A	6.30%	12/15/2018	A-	(c)	1,000	1,078,030
PA Conv Ctr Auth Ser A ETM (FGIC)	6.70%	9/1/2016	AAA		770	894,486
Philadelphia PA Auth Indl Dev Ser B (FSA)	5.125%	10/1/2026	AAA		1,000	1,094,170
Philadelphia PA Gas Wrks Rev 12th Ser B ETM (NPFGC)	7.00%	5/15/2020	A		1,830	2,243,617
Philadelphia PA Sch Dist Ser A (FSA)	5.75%	2/1/2019	AAA		450	479,911
Philadelphia PA Sch Dist Ser B (FGIC)	5.625%	8/1/2022	Aa3		1,000	1,127,470
Philadelphia PA Sch Dist Ser D (FGIC)	5.25%	6/1/2034	Aa3		2,000	2,325,220
Puerto Rico Pub Bldgs Auth Rev Govt Facs Ser I GTD	5.375%	7/1/2034	BBB-		1,000	1,151,350

Total						10,394,254

Tax Revenue 2.43%
Puerto Rico Sales Tax Fing Corp 1st Sub Ser A	5.25%	8/1/2027	A+		1,000	1,072,910
Puerto Rico Sales Tax Fing Corp Ser A	5.25%	8/1/2057	AA-		750	776,685
Virgin Islands Pub Fin Auth Rev Matching Fd Ln Diago Ser A	6.75%	10/1/2037	BBB		440	465,538

Total						2,315,133

See Notes to Financial Statements.

Schedule of Investments (concluded)

PENNSYLVANIA TAX FREE TRUST September 30, 2009

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)		Value
Transportation 6.07%
Delaware River Port Auth PA & NJ (FSA)	6.00%	1/1/2019	AAA	$1,000		$1,008,050
PA St Tpk Commn Oil 2003 Tpk Ser C Rmkt (NPFGC)	5.00%	12/1/2029	AA	1,000		1,079,960
PA St Tpk Commn Sub Ser B-1	5.625%	6/1/2029	A2	3,310		3,687,241

Total						5,775,251

Utilities 3.92%
Delaware Cnty PA Indl Dev Auth Wtr Facs Aqua PA Inc Pj Ser B AMT (NPFGC)(FGIC)	5.00%	11/1/2036	AA-	1,000		986,810
Luzerne Cnty PA Indl Dev Auth Amer Wtr Co Ser A AMT (AMBAC)	5.10%	9/1/2034	A	1,000		916,920
North Huntingdon Twp PA Muni Auth GTD (AMBAC)	5.25%	4/1/2019	A+	760		774,037
Philadelphia PA Gas Wrks Rev 8th 1998 Gen Ordinance Ser A	5.25%	8/1/2017	Baa2	1,000		1,052,300

Total						3,730,067

Total Municipal Bonds (cost $90,418,708)						91,998,276

				Shares (000)
SHORT-TERM INVESTMENT 0.00%

Money Market Mutual Fund
Dreyfus PA Municipal Money Market Fund (cost $91)				–	(g)	91

Total Investments in Securities 96.67% (cost $90,418,799)						91,998,367

Cash and Other Assets in Excess of Liabilities(f) 3.33%						3,167,218

Net Assets 100.00%						$95,165,585

Open Futures Contracts at September 30, 2009:

Type	Expiration	Contracts	Position	Market Value	Unrealized Depreciation
U.S. 30-Year Treasury Bond	December 2009	37	Short	$(4,490,875)	$(97,971)

See Notes to Financial Statements.

Schedule of Investments

September 30, 2009

AMT	Income from this security may be subject to Alternative Minimum Tax.
COP	Certificates of Participation.
CR	Custodial Receipt.
ETM	Escrow to Maturity.
GTD	Guaranteed.
NR	Not Rated.
Pre-Refunded Bonds A second bond has been issued in order to pay off the first bond issue. Proceeds from the sale of the second bond are held in an “escrow fund” consisting of U.S. Government debt until the first bond issue reaches maturity.
PSF	Permanent School Fund.
RIBs	Residual Interest Bonds. The interest rate is subject to change periodically and inversely to the prevailing market rate. The interest rate shown is the rate in effect at September 30, 2009.
TCRS	Transferable Custodial Receipts.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be resold to qualified institutional investors. Unless otherwise noted, 144A securities are deemed to be liquid.
#	Variable Rate Security. The interest rate represents the rate at September 30, 2009.
(a)	Unaudited.
(b)	Municipal Bonds Held in Trust—Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 2(h) for details of Municipal Bonds Held in Trust.
(c)	This investment has been rated by Fitch IBCA.
(d)	Securities purchased on a when-issued basis (See Note 2(g)).
(e)	The interest rate shown represents the rate at September 30, 2009. The date shown represents the next interest reset date.
(f)	Cash and Other Assets in Excess of Liabilities (Liabilities in Excess of Cash and Other Assets) include net unrealized appreciation (depreciation) on futures contracts.
(g)	Amount represents less than 1,000 shares.
(h)	Defaulted security.
(i)	Effective Maturity date. Average life of sinking fund due to mandatory or expected principal payments prior to maturity.
(j)	Fund received partial payment from Issuer.

Insured or guaranteed by the indicated municipal bond insurance corporation or Federal agency:
ACA	American Capital Access Holding Ltd.
AMBAC	AMBAC Assurance Corporation
AG	Assured Guaranty
BHAC	Berkshire Hathaway Assurance Corporation
CBI	Certified Bond Insurance
CIFG	CIFG Guaranty
FHLMC	Federal Home Loan Mortgage Corporation
FHA	Federal Housing Administration
FNMA	Federal National Mortgage Association
FGIC	Financial Guaranty Insurance Company
FSA	Financial Security Assurance, Inc.
GNMA	Government National Mortgage Association
IBC	Insurance Bond Certificate
MBIA	Municipal Bond Investors Assurance
NPFGC	National Public Finance Guarantee Corporation
RADIAN	Radian Asset Assurance, Inc.
SONYMA	State of New York Mortgage Agency
VA	Department of Veterans Affairs
XLCA	XL Capital Assurance, Inc.

See Notes to Financial Statements.

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Statements of Assets and Liabilities

September 30, 2009

	National	California
ASSETS:
Investments in securities, at cost	$1,113,994,319	$195,567,596
Investments in securities, at value	$1,148,435,542	$201,246,873
Cash	1,454,271	390,566
Deposits with broker for futures collateral	3,049,600	374,400
Receivables:
Interest	17,520,283	2,919,446
Investment securities sold	23,038,143	4,056,219
Capital shares sold	5,058,529	630,612
Variation margin	225,447	29,250
Prepaid expenses and other assets	64,518	16,394
Total assets	1,198,846,333	209,663,760
LIABILITIES:
Payables:
Investment securities purchased	21,121,383	2,005,895
Trust certificates (See Note 2(h))	99,615,000	11,245,000
Capital shares reacquired	2,014,623	189,032
Management fee	372,510	68,762
12b-1 distribution fees	340,987	55,367
Interest expense and fees (See Note 2(h))	287,322	36,516
Fund administration	35,223	6,589
Directors’ fees	355,439	140,484
Distributions payable	3,601,345	603,966
Accrued expenses and other liabilities	183,628	70,627
Total liabilities	127,927,460	14,422,238
NET ASSETS	$1,070,918,873	$195,241,522
COMPOSITION OF NET ASSETS:
Paid-in capital	$1,080,956,095	$198,238,994
Distributions in excess of net investment income	(502,361)	(599,807)
Accumulated net realized loss on investments and futures contracts	(42,021,908)	(7,766,072)
Net unrealized appreciation (depreciation) on investments and futures contracts	32,487,047	5,368,407
Net Assets	$1,070,918,873	$195,241,522
Net assets by class:
Class A Shares	$889,665,178	$159,767,937
Class B Shares	$18,540,290	–
Class C Shares	$133,922,130	$28,895,920
Class F Shares	$28,791,275	$6,577,665
Outstanding shares by class*:
Class A Shares	83,759,723	15,712,863
Class B Shares	1,736,584	–
Class C Shares	12,592,713	2,840,179
Class F Shares	2,712,722	646,970
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares–Net asset value	$10.62	$10.17
Class A Shares–Maximum offering price (Net asset value plus sales charge of 3.25%)	$10.98	$10.51
Class B Shares–Net asset value	$10.68	–
Class C Shares–Net asset value	$10.63	$10.17
Class F Shares–Net asset value	$10.61	$10.17
*	Lord Abbett Municipal Income Fund, Inc. has 1,020,000,000 authorized shares of capital stock (par value $.001) of which 935,000,000 are issued and allocated as follows: 215,000,000 to National, 140,000,000 to each of California, New Jersey and New York, and 100,000,000 to each of Connecticut, Hawaii and Missouri. Lord Abbett Municipal Income Trust has an unlimited number of shares of beneficial interest authorized.

See Notes to Financial Statements.

Connecticut	Hawaii	Missouri	New Jersey

$124,321,304	$125,991,632	$165,947,257	$127,926,658
$125,907,936	$130,954,281	$168,070,883	$127,990,858
815,304	1,895,596	2,112,947	205,774
422,400	361,600	339,200	400,000

1,752,738	1,871,341	2,397,164	2,024,871
15,000	582,788	–	–
134,267	173,175	357,882	410,402
33,002	28,250	26,503	31,252
13,630	12,324	16,553	12,620
129,094,277	135,879,355	173,321,132	131,075,777

–	–	–	–
5,080,000	5,000,000	–	–
270,062	7,953	97,335	761,130
44,268	46,648	61,860	47,154
33,074	39,801	33,932	38,156
18,567	19,530	–	–
3,727	4,289	5,843	4,531
27,702	22,127	34,637	41,623
328,461	328,272	479,608	378,761
52,451	49,897	58,969	58,269
5,858,312	5,518,517	772,184	1,329,624
$123,235,965	$130,360,838	$172,548,948	$129,746,153

$125,570,036	$129,355,842	$172,706,487	$135,850,472
(337,690)	(333,497)	(461,320)	(338,726)
(3,231,730)	(3,320,025)	(1,537,086)	(5,497,633)
1,235,349	4,658,518	1,840,867	(267,960)
$123,235,965	$130,360,838	$172,548,948	$129,746,153

$117,583,194	$127,321,503	$171,962,614	$128,777,597
–	–	–	–
–	–	–	–
$5,652,771	$3,039,335	$586,334	$968,556

11,567,834	25,875,671	33,865,824	26,956,499
–	–	–	–
–	–	–	–
557,439	617,530	115,466	202,677

$10.16	$4.92	$5.08	$4.78
$10.50	$5.09	$5.25	$4.94
–	–	–	–
–	–	–	–
$10.14	$4.92	$5.08	$4.78

See Notes to Financial Statements.

Statements of Assets and Liabilities (concluded)

September 30, 2009

	New York	Intermediate
ASSETS:
Investments in securities, at cost	$278,597,747	$1,025,029,024
Investments in securities, at value	$285,455,455	$1,084,625,951
Cash	207,621	202,723
Deposits with broker for futures collateral	790,400	1,056,000
Receivables:
Interest	4,392,385	13,690,320
Investment securities sold	–	30,000
Capital shares sold	306,740	18,289,142
From advisor (See Note 3)	–	238,315
Variation margin	61,752	82,500
Prepaid expenses and other assets	17,919	108,914
Total assets	291,232,272	1,118,323,865
LIABILITIES:
Payables:
Investment securities purchased	425,781	18,841,761
Trust certificates (See Note 2(h))	17,070,000	5,735,000
Capital shares reacquired	315,154	2,935,493
Management fee	97,155	322,708
12b-1 distribution fees	93,211	283,817
Interest expense and fees (See Note 2(h))	50,310	14,072
Fund administration	9,216	32,272
Directors’/Trustees’ fees	124,041	23,842
Distributions payable	824,819	1,184,631
Accrued expenses and other liabilities	73,954	134,969
Total liabilities	19,083,641	29,508,565
NET ASSETS	$272,148,631	$1,088,815,300
COMPOSITION OF NET ASSETS:
Paid-in capital	$274,211,712	$1,031,313,672
Undistributed (distributions in excess of) net investment income	(859,550)	(5,000)
Accumulated net realized loss on investments and futures contracts	(7,495,131)	(1,392,869)
Net unrealized appreciation (depreciation) on investments and futures contracts	6,291,600	58,899,497
Net Assets	$272,148,631	$1,088,815,300
Net assets by class:
Class A Shares	$231,451,848	$798,343,611
Class B Shares	–	$6,315,409
Class C Shares	$37,554,127	$180,270,222
Class F Shares	$3,142,656	$103,873,445
Class I Shares	–	–
Class P Shares	–	$12,613
Outstanding shares by class*:
Class A Shares	21,477,021	77,672,824
Class B Shares	–	614,979
Class C Shares	3,489,370	17,561,142
Class F Shares	291,474	10,108,044
Class I Shares	–	–
Class P Shares	–	1,227
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$10.78	$10.28
Class A Shares-Maximum offering price (Net asset value plus sales charge of 3.25%)**	$11.14	$10.52
Class B Shares-Net asset value	–	$10.27
Class C Shares-Net asset value	$10.76	$10.27
Class F Shares-Net asset value	$10.78	$10.28
Class I Shares-Net asset value	–	–
Class P Shares-Net asset value	–	$10.28
*	Lord Abbett Municipal Income Fund, Inc. has 1,020,000,000 authorized shares of capital stock (par value $.001) of which 935,000,000 are issued and allocated as follows: 215,000,000 to National, 140,000,000 to each of California, New Jersey, and New York and 100,000,000 to each of Connecticut, Hawaii and Missouri. Lord Abbett Municipal Income Trust has an unlimited number of shares of beneficial interest authorized.
**	The maximum sales charge on Class A purchases of Intermediate Fund and Short Duration Fund is 2.25%.

See Notes to Financial Statements.

Short Duration	Georgia	High Yield	Pennsylvania

$822,542,707	$130,765,750	$1,810,235,000	$90,418,799
$831,464,398	$133,917,409	$1,690,520,908	$91,998,367
3,140,400	4,080,169	1,873,953	1,588,477
–	416,000	6,489,600	118,400

5,675,721	1,776,615	29,731,444	1,419,909
7,701,777	25,000	67,783,728	90,000
37,379,090	888,284	24,463,525	391,707
164,447	–	–	–
–	32,501	507,015	9,250
106,495	13,295	102,098	13,375
885,632,328	141,149,273	1,821,472,271	95,629,485

40,737,811	–	75,295,697	–
–	10,000,000	191,572,226	–
2,405,441	509,914	2,523,661	18,785
226,610	45,674	517,269	34,120
207,734	46,575	116,008	42,470
–	10,001	459,708	–
22,661	4,266	42,726	3,251
5,402	11,680	70,711	22,597
633,858	382,775	6,369,777	292,717
74,933	50,983	235,139	49,960
44,314,450	11,061,868	277,202,922	463,900
$841,317,878	$130,087,405	$1,544,269,349	$95,165,585

$832,344,241	$131,615,524	$1,887,672,508	$95,260,134
51,946	(84,643)	(1,872,177)	(233,629)
–	(4,248,507)	(216,832,229)	(1,342,517)

8,921,691	2,805,031	(124,698,753)	1,481,597
$841,317,878	$130,087,405	$1,544,269,349	$95,165,585

$609,072,003	$124,745,705	$976,707,544	$94,781,995
–	–	$9,858	–
$128,116,413	–	$455,041,615	–
$100,722,906	$5,341,700	$112,500,295	$383,590
$3,406,556	–	–	–
–	–	$10,037	–

39,049,239	22,858,636	85,001,180	18,913,547
–	–	856.771	–
8,213,511	–	39,585,901	–
6,457,222	974,996	9,784,145	76,617
218,410	–	–	–
–	–	873	–

$15.60	$5.46	$11.49	$5.01
$15.96	$5.64	$11.88	$5.18
–	–	$11.51	–
$15.60	–	$11.50	–
$15.60	$5.48	$11.50	$5.01
$15.60	–	–	–
–	–	$11.50	–

See Notes to Financial Statements.

Statements of Operations

For the Year Ended September 30, 2009

	National	California
Investment income:
Interest and other	$56,324,684	$9,447,202
Dividends	111,648	7,505
Total investment income	56,436,332	9,454,707
Expenses:
Management fee	3,959,209	736,799
12b-1 distribution plan-Class A	1,505,745	278,880
12b-1 distribution plan-Class B	168,804	–
12b-1 distribution plan-Class C	838,120	191,911
12b-1 distribution plan-Class F	14,719	2,925
Interest expense and fees (See Note 2(h))	1,288,383	202,019
Shareholder servicing	393,890	45,189
Professional	60,205	43,445
Reports to shareholders	87,411	9,886
Fund administration	352,043	65,493
Custody	17,257	5,502
Directors’ fees	39,722	7,360
Registration	132,661	37,139
Other	17,586	4,285
Gross expenses	8,875,755	1,630,833
Expense reductions (See Note 7)	(7,405)	(1,975)
Expenses reimbursed by advisor (See Note 3)	–	–
Net expenses	8,868,350	1,628,858
Net investment income	47,567,982	7,825,849
Net realized and unrealized gain (loss):
Net realized loss on investments and futures contracts	(30,088,584)	(5,125,601)
Net change in unrealized appreciation/depreciation on investments and futures contracts	123,455,920	20,129,988
Net realized and unrealized gain	93,367,336	15,004,387
Net Increase in Net Assets Resulting From Operations	$140,935,318	$22,830,236

See Notes to Financial Statements.

Connecticut	Hawaii	Missouri	New Jersey

$6,276,929	$5,911,055	$8,054,435	$6,499,338
5,400	–	–	10,574
6,282,329	5,911,055	8,054,435	6,509,912

529,500	534,481	696,308	524,607
229,731	234,411	308,678	232,098
–	–	–	–
–	–	–	–
2,801	1,562	396	530
106,030	121,992	–	–
51,810	44,164	85,327	50,399
41,633	41,024	40,618	40,294
8,969	10,933	10,202	7,887
47,067	47,509	61,894	46,632
5,121	3,820	3,621	3,625
5,332	5,350	6,984	5,279
25,841	26,363	33,083	26,989
3,792	3,524	3,857	3,037
1,057,627	1,075,133	1,250,968	941,377
(649)	(1,470)	(1,667)	(692)
(18,682)	(11,316)	(3,892)	–
1,038,296	1,062,347	1,245,409	940,685
5,244,033	4,848,708	6,809,026	5,569,227

(1,539,692)	(972,378)	(934,873)	(3,471,023)
11,950,874	11,276,879	15,227,219	12,909,435
10,411,182	10,304,501	14,292,346	9,438,412
$15,655,215	$15,153,209	$21,101,372	$15,007,639

See Notes to Financial Statements.

Statements of Operations (concluded)

For the Year Ended September 30, 2009

	New York	Intermediate
Investment income:
Interest and other	$13,962,958	$29,670,837
Dividends	29,528	133,701
Total investment income	13,992,486	29,804,538
Expenses:
Management fee	1,091,400	2,742,857
12b-1 distribution plan-Class A	417,913	1,075,137
12b-1 distribution plan-Class B	–	43,353
12b-1 distribution plan-Class C	280,729	936,535
12b-1 distribution plan-Class F	1,482	45,239
12b-1 distribution plan-Class P	–	53
Interest expense and fees (See Note 2(h))	217,224	55,106
Shareholder servicing	109,720	221,789
Professional	45,071	53,150
Offering costs	–	–
Reports to shareholders	14,807	77,622
Fund administration	97,013	274,286
Custody	3,582	13,116
Directors’/Trustees’ fees	10,955	30,502
Registration	39,458	144,817
Other	6,788	10,824
Gross expenses	2,336,142	5,724,386
Expense reductions (See Note 7)	(1,363)	(4,980)
Expenses reimbursed by advisor (See Note 3)	–	(1,998,935)
Net expenses	2,334,779	3,720,471
Net investment income	11,657,707	26,084,067
Net realized and unrealized gain (loss):
Net realized loss on investments and futures contracts	(5,999,809)	(564,741)
Net change in unrealized appreciation/depreciation on investments and futures contracts	31,563,563	71,877,518
Net realized and unrealized gain	25,563,754	71,312,777
Net Increase in Net Assets Resulting From Operations	$37,221,461	$97,396,844
*	For the period December 12, 2008 (commencement of investment operations) to September 30, 2009.

See Notes to Financial Statements.

Short Duration*	Georgia	High Yield	Pennsylvania

$5,988,550	$6,554,426	$77,429,150	$4,840,558
13,973	–	92,589	9,841
6,002,523	6,554,426	77,521,739	4,850,399

752,466	532,331	4,720,966	387,988
269,261	230,724	1,188,399	172,073
–	–	84	–
292,047	–	2,674,254	–
23,743	2,934	38,307	177
–	–	38	–
–	152,296	1,712,007	56,639
42,601	66,225	574,009	46,681
37,742	41,821	124,607	40,705
46,641	–	–	–
29,693	10,659	100,945	7,117
75,246	47,318	379,624	34,488
5,688	3,864	17,078	4,102
7,206	5,349	42,092	3,892
45,330	26,738	149,903	24,962
4,032	4,210	33,876	3,418
1,631,696	1,124,469	11,756,189	782,242
(314)	(1,413)	(8,770)	(647)
(576,040)	(1,637)	(44,369)	–
1,055,342	1,121,419	11,703,050	781,595
4,947,181	5,433,007	65,818,689	4,068,804

–	(2,541,856)	(116,922,838)	(1,152,401)
8,921,691	14,577,455	124,885,305	8,350,002
8,921,691	12,035,599	7,962,467	7,197,601
$13,868,872	$17,468,606	$73,781,156	$11,266,405

See Notes to Financial Statements.

Statements of Changes in Net Assets

	National
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008
Operations:
Net investment income	$47,567,982	$39,931,675
Net realized loss on investments and futures contracts	(30,088,584)	(2,378,882)
Net change in unrealized appreciation/depreciation on investments and futures contracts	123,455,920	(111,917,713)
Net increase (decrease) in net assets resulting from operations	140,935,318	(74,364,920)
Distributions to shareholders from:
Net investment income
Class A	(40,520,796)	(36,017,548)
Class B	(764,822)	(827,352)
Class C	(4,550,689)	(3,051,442)
Class F	(796,151)	(32,167)
Total distributions to shareholders	(46,632,458)	(39,928,509)
Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	319,576,158	271,142,139
Net proceeds from reorganizations (See Note 13)	—	272,039,008
Reinvestment of distributions	31,401,261	26,059,036
Cost of shares reacquired	(215,201,981)	(214,374,558)
Net increase (decrease) in net assets resulting from capital share transactions	135,775,438	354,865,625
Net increase (decrease) in net assets	230,078,298	240,572,196
NET ASSETS:
Beginning of year	$840,840,575	$600,268,379
End of year	$1,070,918,873	$840,840,575
Distributions in excess of net investment income	$(502,361)	$(1,433,638)

See Notes to Financial Statements.

California		Connecticut
For the Year Ended September 30, 2009	For the Year Ended September 30, 2008	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008

$7,825,849	$7,200,828	$5,244,033	$5,622,830
(5,125,601)	(1,367,721)	(1,539,692)	(566,575)
20,129,988	(18,510,181)	11,950,874	(13,529,733)
22,830,236	(12,677,074)	15,655,215	(8,473,478)

(6,913,354)	(6,687,528)	(5,028,340)	(5,716,113)
—	—	—	—
(928,561)	(642,468)	—	—
(145,527)	(3,339)	(122,079)	(4,316)
(7,987,442)	(7,333,335)	(5,150,419)	(5,720,429)

51,777,224	42,418,367	21,624,214	46,125,664
—	—	—	—
5,121,440	4,656,181	3,275,760	3,524,732
(39,743,263)	(26,969,184)	(40,758,215)	(43,200,827)
17,155,401	20,105,364	(15,858,241)	6,449,569
31,998,195	94,955	(5,353,445)	(7,744,338)

$163,243,327	$163,148,372	$128,589,410	$136,333,748
$195,241,522	$163,243,327	$123,235,965	$128,589,410
$(599,807)	$(434,770)	$(337,690)	$(478,340)

See Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	Hawaii
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008
Operations:
Net investment income	$4,848,708	$4,591,113
Net realized gain (loss) on investments and futures contracts	(972,378)	(629,400)
Net change in unrealized appreciation/depreciation on investments and futures contracts	11,276,879	(8,960,399)
Net increase (decrease) in net assets resulting from operations	15,153,209	(4,998,686)
Distributions to shareholders from:
Net investment income
Class A	(4,814,323)	(4,759,615)
Class F	(63,791)	(593)
Total distributions to shareholders	(4,878,114)	(4,760,208)
Capital share transactions (See Note 11):
Net proceeds from sales of shares	23,857,618	27,469,605
Reinvestment of distributions	3,260,949	3,129,218
Cost of shares reacquired	(22,199,499)	(9,672,012)
Net increase in net assets resulting from capital share transactions	4,919,068	20,926,811
Net increase (decrease) in net assets	15,194,163	11,167,917
NET ASSETS:
Beginning of year	$115,166,675	$103,998,758
End of year	$130,360,838	$115,166,675
Distributions in excess of net investment income	$(333,497)	$(393,646)

See Notes to Financial Statements.

Missouri		New Jersey
For the Year Ended September 30, 2009	For the Year Ended September 30, 2008	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008

$6,809,026	$6,678,376	$5,569,227	$5,455,509
(934,873)	25,538	(3,471,023)	791,140
15,227,219	(17,210,647)	12,909,435	(15,724,006)
21,101,372	(10,506,733)	15,007,639	(9,477,357)

(6,822,983)	(6,851,445)	(5,504,244)	(5,578,056)
(17,442)	(1,238)	(24,708)	(1,057)
(6,840,425)	(6,852,683)	(5,528,952)	(5,579,113)

26,814,334	25,053,207	19,267,520	21,332,752
5,892,401	5,759,335	3,541,640	3,367,855
(24,103,013)	(22,756,012)	(17,293,676)	(24,008,559)
8,603,722	8,056,530	5,515,484	692,048
22,864,669	(9,302,886)	14,994,171	(14,364,422)

$149,684,279	$158,987,165	$114,751,982	$129,116,404
$172,548,948	$149,684,279	$129,746,153	$114,751,982
$(461,320)	$(532,053)	$(338,726)	$(402,345)

See Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	New York
	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$11,657,707	$11,539,635
Net realized loss on investments and futures contracts	(5,999,809)	(720,160)
Net change in unrealized appreciation/depreciation on investments and futures contracts	31,563,563	(31,180,494)
Net increase (decrease) in net assets resulting from operations	37,221,461	(20,361,019)
Distributions to shareholders from:
Net investment income
Class A	(10,096,525)	(10,553,686)
Class B	–	–
Class C	(1,353,603)	(1,199,725)
Class F	(72,062)	(450)
Class I	–	–
Class P	–	–
Total distributions to shareholders	(11,522,190)	(11,753,861)
Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	38,088,512	72,729,237
Reinvestment of distributions	6,706,659	6,637,415
Cost of shares reacquired	(50,674,441)	(63,771,702)
Net increase (decrease) in net assets resulting from capital share transactions	(5,879,270)	15,594,950
Net increase (decrease) in net assets	19,820,001	(16,519,930)
NET ASSETS:
Beginning of period	$252,328,630	$268,848,560
End of period	$272,148,631	$252,328,630
Undistributed (distributions in excess of) net investment income	$(859,550)	$(1,013,960)
*	For the period December 12, 2008 (commencement of investment operations) to September 30, 2009.

See Notes to Financial Statements.

Intermediate		Short Duration
For the Year Ended September 30, 2009	For the Year Ended September 30, 2008	For the Period December 12, 2008 to September 30, 2009*

$26,084,067	$4,539,787	$4,947,181
(564,741)	(514,744)	–
71,877,518	(13,202,699)	8,921,691
97,396,844	(9,177,656)	13,868,872

(20,982,436)	(3,925,358)	(3,677,199)
(134,977)	(38,815)	–
(3,188,658)	(562,575)	(558,944)
(1,778,492)	(12,157)	(696,190)
–	–	(14,830)
(435)	(422)	–
(26,084,998)	(4,539,327)	(4,947,163)

912,002,268	443,992,535	882,089,897
15,229,127	2,455,571	2,277,818
(295,966,280)	(68,610,436)	(51,971,546)
631,265,115	377,837,670	832,396,169
702,576,961	364,120,687	841,317,878

$386,238,339	$22,117,652	$–
$1,088,815,300	$386,238,339	$841,317,878
$(5,000)	$2,669	$51,946

See Notes to Financial Statements.

Statements of Changes in Net Assets (concluded)

	Georgia
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008
Operations:
Net investment income	$5,433,007	$5,453,071
Net realized gain (loss) on investments and futures contracts	(2,541,856)	(761,978)
Net change in unrealized appreciation/depreciation on investments and futures contracts	14,577,455	(13,577,713)
Net increase (decrease) in net assets resulting from operations	17,468,606	(8,886,620)
Distributions to shareholders from:
Net investment income
Class A	(5,276,669)	(5,530,699)
Class B	–	–
Class C	–	–
Class F	(135,444)	(2,393)
Class P	–	–
Total distributions to shareholders	(5,412,113)	(5,533,092)
Capital share transactions (See Note 11):
Net proceeds from sales of shares	29,162,560	27,835,905
Reinvestment of distributions	4,214,153	4,204,886
Cost of shares reacquired	(39,634,219)	(26,941,193)
Net increase (decrease) in net assets resulting from capital share transactions	(6,257,506)	5,099,598
Net increase (decrease) in net assets	5,798,987	(9,320,114)
NET ASSETS:
Beginning of year	$124,288,418	$133,608,532
End of year	$130,087,405	$124,288,418
Undistributed (distributions in excess of) net investment income	$(84,643)	$(109,622)

See Notes to Financial Statements.

High Yield		Pennsylvania
For the Year Ended September 30, 2009	For the Year Ended September 30, 2008	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008

$65,818,689	$67,109,142	$4,068,804	$4,042,240
(116,922,838)	(79,017,884)	(1,152,401)	524,287
124,885,305	(212,898,586)	8,350,002	(10,069,048)
73,781,156	(224,807,328)	11,266,405	(5,502,521)

(43,828,188)	(44,351,346)	(4,078,231)	(4,053,944)
(560)	(539)	–	–
(21,416,626)	(22,886,895)	–	–
(2,811,714)	(104,811)	(8,767)	(447)
(610)	(594)	–	–
(68,057,698)	(67,344,185)	(4,086,998)	(4,054,391)

759,223,871	523,404,854	11,948,577	8,760,886
41,071,979	39,074,666	2,500,029	2,389,327
(354,365,850)	(675,334,052)	(13,380,287)	(8,823,444)
445,930,000	(112,854,532)	1,068,319	2,326,769
451,653,458	(405,006,045)	8,247,726	(7,230,143)

$1,092,615,891	$1,497,621,936	$86,917,859	$94,148,002
$1,544,269,349	$1,092,615,891	$95,165,585	$86,917,859
$(1,872,177)	$290,123	$(233,629)	$(214,474)

See Notes to Financial Statements.

Financial Highlights

NATIONAL TAX FREE FUND

	Class A Shares
	Year Ended 9/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 9.71	$11.12	$11.52	$11.55	$11.49

Investment operations:

Net investment income(a)	.52	.51	.49	.46	.47

Net realized and unrealized gain (loss)	.90	(1.41)	(.40)	(.02)	.05

Total from investment operations	1.42	(.90)	.09	.44	.52

Distributions to shareholders from:

Net investment income	(.51)	(.51)	(.49)	(.47)	(.46)

Net asset value, end of year	$10.62	$ 9.71	$11.12	$11.52	$11.55

Total Return(b)	15.40%	(8.41)%	.79%	3.94%	4.53%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.92%	1.05%	1.18%	1.20%	1.13%

Expenses, excluding interest expense, including expense reductions and expenses reimbursed(c)	.77%	.79%	.77%	.92%	.93%

Expenses, excluding expense reductions and expenses reimbursed	.92%	1.06%	1.27%	1.20%	1.14%

Net investment income	5.49%	4.77%	4.34%	4.04%	4.03%

Supplemental Data:
Net assets, end of year (000)	$889,665	$740,198	$525,513	$499,778	$497,310

Portfolio turnover rate	45.22%	88.15%	49.43%	72.24%	118.31%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights (continued)

NATIONAL TAX FREE FUND

	Class B Shares
	Year Ended 9/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 9.75	$11.16	$11.56	$11.58	$11.52

Investment operations:

Net investment income(a)	.45	.42	.41	.39	.39

Net realized and unrealized gain (loss)	.91	(1.41)	(.40)	(.02)	.05

Total from investment operations	1.36	(.99)	.01	.37	.44

Distributions to shareholders from:

Net investment income	(.43)	(.42)	(.41)	(.39)	(.38)

Net asset value, end of year	$10.68	$ 9.75	$11.16	$11.56	$11.58

Total Return(b)	14.48%	(9.08)%	.08%	3.32%	3.83%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.72%	1.85%	1.90%	1.86%	1.78%

Expenses, excluding interest expense, including expense reductions and expenses reimbursed(c)	1.57%	1.58%	1.49%	1.58%	1.58%

Expenses, excluding expense reductions and expenses reimbursed	1.72%	1.86%	1.99%	1.86%	1.79%

Net investment income	4.70%	3.94%	3.61%	3.39%	3.38%

Supplemental Data:
Net assets, end of year (000)	$18,540	$18,032	$23,502	$27,871	$31,209

Portfolio turnover rate	45.22%	88.15%	49.43%	72.24%	118.31%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights (continued)

NATIONAL TAX FREE FUND

	Class C Shares
	Year Ended 9/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 9.73	$11.15	$11.54	$11.57	$11.50

Investment operations:

Net investment income(a)	.46	.44	.42	.39	.39

Net realized and unrealized gain (loss)	.89	(1.41)	(.39)	(.02)	.06

Total from investment operations	1.35	(.97)	.03	.37	.45

Distributions to shareholders from:

Net investment income	(.45)	(.45)	(.42)	(.40)	(.38)

Net asset value, end of year	$10.63	$ 9.73	$11.15	$11.54	$11.57

Total Return(b)	14.58%	(9.01)%	.23%	3.26%	3.93%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.59%	1.67%	1.82%	1.86%	1.78%

Expenses, excluding interest expense, including expense reductions and expenses reimbursed(c)	1.45%	1.41%	1.41%	1.58%	1.58%

Expenses, excluding expense reductions and expenses reimbursed	1.59%	1.68%	1.91%	1.86%	1.79%

Net investment income	4.78%	4.13%	3.70%	3.39%	3.38%

Supplemental Data:
Net assets, end of year (000)	$133,922	$80,301	$51,244	$44,450	$41,322

Portfolio turnover rate	45.22%	88.15%	49.43%	72.24%	118.31%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights (concluded)

NATIONAL TAX FREE FUND

	Class F Shares
	Year Ended 9/30		9/28/2007(a) to 9/30/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$ 9.71	$11.12	$11.12

Investment operations:

Net investment income(b)	.53	.52	–	(c)

Net realized and unrealized gain (loss)	.89	(1.41)	–	(c)

Total from investment operations	1.42	(.89)	–	(c)

Distributions to shareholders from:

Net investment income	(.52)	(.52)	–

Net asset value, end of period	$10.61	$ 9.71	$11.12

Total Return(d)	15.44%	(8.32)%	.00%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.81%	.95%	.00	%(e)(f)

Expenses, excluding interest expense, including expense reductions and expenses reimbursed(g)	.67%	.69%	.00	%(e)(f)

Expenses, excluding expense reductions and expenses reimbursed	.81%	.97%	.00	%(e)(f)

Net investment income	5.45%	5.00%	.00	%(e)(f)

Supplemental Data:
Net assets, end of period (000)	$28,791	$2,310	$10

Portfolio turnover rate	45.22%	88.15%	49.43%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Amount is less than .01%.
(g)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights

CALIFORNIA TAX FREE FUND

	Class A Shares
	Year Ended 9/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 9.38	$10.57	$10.91	$10.96	$10.86

Investment operations:

Net investment income(a)	.45	.45	.44	.41	.44

Net realized and unrealized gain (loss)	.80	(1.18)	(.34)	(.03)	.08

Total from investment operations	1.25	(.73)	.10	.38	.52

Distributions to shareholders from:

Net investment income	(.46)	(.46)	(.44)	(.43)	(.42)

Net asset value, end of year	$10.17	$ 9.38	$10.57	$10.91	$10.96

Total Return(b)	13.92%	(7.16)%	.87%	3.52%	4.88%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.91%	1.18%	1.29%	1.07%	1.01%

Expenses, excluding interest expense, including expense reductions and expenses reimbursed(c)	.78%	.80%	.87%	.93%	.94%

Expenses, excluding expense reductions and expenses reimbursed	.91%	1.18%	1.30%	1.07%	1.01%

Net investment income	4.87%	4.41%	4.03%	3.79%	4.01%

Supplemental Data:
Net assets, end of year (000)	$159,768	$144,165	$147,893	$160,416	$166,227

Portfolio turnover rate	34.04%	49.17%	50.77%	47.86%	42.23%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights (continued)

CALIFORNIA TAX FREE FUND

	Class C Shares
	Year Ended 9/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 9.39	$10.58	$10.92	$10.97	$10.87

Investment operations:

Net investment income(a)	.38	.39	.37	.34	.37

Net realized and unrealized gain (loss)	.80	(1.18)	(.34)	(.03)	.08

Total from investment operations	1.18	(.79)	.03	.31	.45

Distributions to shareholders from:

Net investment income	(.40)	(.40)	(.37)	(.36)	(.35)

Net asset value, end of year	$10.17	$ 9.39	$10.58	$10.92	$10.97

Total Return(b)	13.13%	(7.73)%	.23%	2.87%	4.20%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.60%	1.79%	1.92%	1.72%	1.65%

Expenses, excluding interest expense, including expense reductions and expenses reimbursed(c)	1.48%	1.41%	1.50%	1.58%	1.58%

Expenses, excluding expense reductions and expenses reimbursed	1.60%	1.79%	1.92%	1.72%	1.65%

Net investment income	4.14%	3.79%	3.40%	3.14%	3.37%

Supplemental Data:
Net assets, end of year (000)	$28,896	$18,793	$15,245	$15,052	$13,953

Portfolio turnover rate	34.04%	49.17%	50.77%	47.86%	42.23%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights (concluded)

CALIFORNIA TAX FREE FUND

	Class F Shares
	Year Ended 9/30		9/28/2007(a) to 9/30/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$ 9.38	$10.57	$10.57

Investment operations:

Net investment income(b)	.46	.45	–	(c)

Net realized and unrealized gain (loss)	.80	(1.17)	–	(c)

Total from investment operations	1.26	(.72)	–	(c)

Distributions to shareholders from:

Net investment income	(.47)	(.47)	–

Net asset value, end of period	$10.17	$ 9.38	$10.57

Total Return(d)	14.06%	(7.07)%	.00%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.79%	1.05%	.00	%(e)(f)

Expenses, excluding interest expense, including expense reductions and expenses reimbursed(g)	.67%	.67%	.00	%(e)(f)

Expenses, excluding expense reductions and expenses reimbursed	.79%	1.07%	.00	%(e)(f)

Net investment income	4.84%	4.48%	.00	%(e)(f)

Supplemental Data:
Net assets, end of period (000)	$6,578	$285	$10

Portfolio turnover rate	34.04%	49.17%	50.77%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Amount is less than .01%.
(g)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights

CONNECTICUT TAX FREE FUND

	Class A Shares
	Year Ended 9/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 9.26	$10.26	$10.51	$10.56	$10.61

Investment operations:

Net investment income(a)	.42	.42	.44	.45	.44

Net realized and unrealized gain (loss)	.89	(.99)	(.24)	(.04)	(.05)

Total from investment operations	1.31	(.57)	.20	.41	.39

Distributions to shareholders from:

Net investment income	(.41)	(.43)	(.45)	(.46)	(.44)

Net asset value, end of year	$10.16	$ 9.26	$10.26	$10.51	$10.56

Total Return(b)	14.60%	(5.77)%	1.93%	3.96%	3.74%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.89%	.78%	.91%	.76%	.92%

Expenses, excluding interest expense, including expense reductions and expenses reimbursed(c)	.79%	.64%	.59%	.52%	.79%

Expenses, excluding expense reductions and expenses reimbursed	.90%	.94%	1.20%	1.20%	1.09%

Net investment income	4.46%	4.22%	4.20%	4.34%	4.11%

Supplemental Data:
Net assets, end of year (000)	$117,583	$128,252	$136,324	$96,530	$91,078

Portfolio turnover rate	9.44%	34.10%	9.97%	31.96%	9.72%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights (concluded)

CONNECTICUT TAX FREE FUND

	Class F Shares
	Year Ended 9/30		9/28/2007(a) to 9/30/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$ 9.24	$10.26	$10.26

Investment operations:

Net investment income(b)	.42	.44	–	(c)

Net realized and unrealized gain (loss)	.90	(1.02)	–	(c)

Total from investment operations	1.32	(.58)	–	(c)

Distributions to shareholders from:

Net investment income	(.42)	(.44)	–

Net asset value, end of period	$10.14	$ 9.24	$10.26

Total Return(d)	14.65%	(5.77)%	.00%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.80%	.62%	.00	%(e)(f)

Expenses, excluding interest expense, including expense reductions and expenses reimbursed(g)	.71%	.49%	.00	%(e)(f)

Expenses, excluding expense reductions and expenses reimbursed	.80%	.83%	.00	%(e)(f)

Net investment income	4.37%	4.43%	.00	%(e)(f)

Supplemental Data:
Net assets, end of period (000)	$5,653	$337	$10

Portfolio turnover rate	9.44%	34.10%	9.97%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Amount is less than .01%.
(g)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights

HAWAII TAX FREE FUND

	Class A Shares
	Year Ended 9/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$4.53	$4.92	$5.01	$5.04	$5.08

Investment operations:

Net investment income(a)	.19	.20	.20	.20	.20

Net realized and unrealized gain (loss)	.39	(.39)	(.09)	(.02)	(.04)

Total from investment operations	.58	(.19)	.11	.18	.16

Distributions to shareholders from:

Net investment income	(.19)	(.20)	(.20)	(.21)	(.20)

Net asset value, end of year	$4.92	$4.53	$4.92	$5.01	$5.04

Total Return(b)	13.15%	(3.99)%	2.31%	3.60%	3.28%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.90%	.83%	.95%	.90%	1.05%

Expenses, excluding interest expense, including expense reductions and expenses reimbursed(c)	.79%	.66%	.65%	.71%	.95%

Expenses, excluding expense reductions and expenses reimbursed	.91%	.97%	1.19%	1.14%	1.05%

Net investment income	4.08%	4.03%	4.02%	4.01%	3.98%

Supplemental Data:
Net assets, end of year (000)	$127,322	$115,157	$103,989	$91,357	$78,217

Portfolio turnover rate	17.45%	20.85%	10.01%	38.26%	18.22%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights (concluded)

HAWAII TAX FREE FUND

	Class F Shares
	Year Ended 9/30		9/28/2007(a) to 9/30/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$4.53	$4.92	$4.92

Investment operations:

Net investment income(b)	.19	.20	–	(c)

Net realized and unrealized gain (loss)	.39	(.38)	–	(c)

Total from investment operations	.58	(.18)	–	(c)

Distributions to shareholders from:

Net investment income	(.19)	(.21)	–

Net asset value, end of period	$4.92	$4.53	$4.92

Total Return(d)	13.28%	(3.89)%	.00%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.81%	.66%	.00	%(e)(f)

Expenses, excluding interest expense, including expense reductions and expenses reimbursed(g)	.70%	.50%	.00	%(e)(f)

Expenses, excluding expense reductions and expenses reimbursed	.81%	.80%	.00	%(e)(f)

Net investment income	4.05%	4.06%	.00	%(e)(f)

Supplemental Data:
Net assets, end of period (000)	$3,039	$10	$10

Portfolio turnover rate	17.45%	20.85%	10.01%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Amount is less than .01%.
(g)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights

MISSOURI TAX FREE FUND

	Class A Shares
	Year Ended 9/30
	2009	2008		2007		2006		2005
Per Share Operating Performance
Net asset value, beginning of year	$4.66	$5.20		$5.33		$5.35		$5.34

Investment operations:

Net investment income(a)	.21	.21		.21		.22		.22

Net realized and unrealized gain (loss)	.42	(.53)		(.12)		(.02)		–	(b)

Total from investment operations	.63	(.32)		.09		.20		.22

Distributions to shareholders from:

Net investment income	(.21)	(.22)		(.22)		(.21)		(.21)

Net realized gain	–	–		–		(.01)		–

Total distributions	(.21)	(.22)		(.22)		(.22)		(.21)

Net asset value, end of year	$5.08	$4.66		$5.20		$5.33		$5.35

Total Return(c)	13.93%	(6.45)%		1.64%		3.92%		4.26%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.81%	.88%		1.12%		.78%		.81%

Expenses, excluding interest expense, including expense reductions and expenses reimbursed	.80%	.76	%(d)	.77	%(d)	.57	%(d)	.67	%(d)

Expenses, excluding expense reductions and expenses reimbursed	.81%	.93%		1.24%		1.16%		1.09%

Net investment income	4.40%	4.17%		4.06%		4.14%		4.02%

Supplemental Data:
Net assets, end of year (000)	$171,963	$149,609		$158,977		$159,530		$161,624

Portfolio turnover rate	15.78%	28.12%		21.48%		27.30%		25.49%
(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights (concluded)

MISSOURI TAX FREE FUND

	Class F Shares
	Year Ended 9/30			9/28/2007(a) to 9/30/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$4.66	$5.20		$5.20

Investment operations:

Net investment income(b)	.21	.22		–	(c)

Net realized and unrealized gain (loss)	.42	(.54)		–	(c)

Total from investment operations	.63	(.32)		–	(c)

Distributions to shareholders from:

Net investment income	(.21)	(.22)		–

Net asset value, end of period	$5.08	$4.66		$5.20

Total Return(d)	14.05%	(6.36)%		.00%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.70%	.75%		.00	%(e)(f)

Expenses, excluding interest expense, including expense reductions and expenses reimbursed	.70%	.63	%(g)	.00	%(e)(f)(g)

Expenses, excluding expense reductions and expenses reimbursed	.70%	.81%		.00	%(e)(f)

Net investment income	4.39%	4.34%		.00	%(e)(f)

Supplemental Data:
Net assets, end of period (000)	$586	$75		$10

Portfolio turnover rate	15.78%	28.12%		21.48%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Amount is less than .01%.
(g)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights

NEW JERSEY TAX FREE FUND

	Class A Shares
	Year Ended 9/30
	2009	2008		2007		2006		2005
Per Share Operating Performance
Net asset value, beginning of year	$4.43	$5.00		$5.17		$5.20		$5.18

Investment operations:

Net investment income(a)	.21	.21		.21		.21		.21

Net realized and unrealized gain (loss)	.35	(.56)		(.17)		(.03)		.02

Total from investment operations	.56	(.35)		.04		.18		.23

Distributions to shareholders from:

Net investment income	(.21)	(.22)		(.21)		(.21)		(.21)

Net asset value, end of year	$4.78	$4.43		$5.00		$5.17		$5.20

Total Return(b)	13.13%	(7.36)%		.78%		3.51%		4.42%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.81%	.90%		1.14%		1.10%		1.10%

Expenses, excluding interest expense, including expense reductions and expenses reimbursed	.81%	.82	%(c)	.81	%(c)	.86	%(c)	.95	%(c)

Expenses, excluding expense reductions and expenses reimbursed	.81%	.90%		1.21%		1.22%		1.10%

Net investment income	4.78%	4.34%		4.11%		4.03%		4.02%

Supplemental Data:
Net assets, end of year (000)	$128,778	$114,704		$129,106		$130,742		$137,319

Portfolio turnover rate	20.68%	32.16%		37.64%		28.99%		28.46%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights (concluded)

NEW JERSEY TAX FREE FUND

	Class F Shares
	Year Ended 9/30			9/28/2007(a) to 9/30/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$4.43	$5.00		$5.00

Investment operations:

Net investment income(b)	.21	.21		–	(c)

Net realized and unrealized gain (loss)	.35	(.56)		–	(c)

Total from investment operations	.56	(.35)		–	(c)

Distributions to shareholders from:

Net investment income	(.21)	(.22)		–

Net asset value, end of period	$4.78	$4.43		$5.00

Total Return(d)	13.26%	(7.27)%		.00%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.70%	.74%		.00	%(e)(f)

Expenses, excluding interest expense, including expense reductions and expenses reimbursed	.70%	.66	%(g)	.00	%(e)(f)(g)

Expenses, excluding expense reductions and expenses reimbursed	.70%	.77%		.00	%(e)(f)

Net investment income	4.73%	4.41%		.00	%(e)(f)

Supplemental Data:
Net assets, end of period (000)	$969	$48		$10

Portfolio turnover rate	20.68%	32.16%		37.64%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Amount is less than .01%.
(g)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights

NEW YORK TAX FREE FUND

	Class A Shares
	Year Ended 9/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 9.71	$10.96	$11.27	$11.32	$11.41

Investment operations:

Net investment income(a)	.48	.46	.47	.48	.48

Net realized and unrealized gain (loss)	1.06	(1.24)	(.31)	(.05)	(.09)

Total from investment operations	1.54	(.78)	.16	.43	.39

Distributions to shareholders from:

Net investment income	(.47)	(.47)	(.47)	(.48)	(.48)

Net asset value, end of year	$10.78	$ 9.71	$10.96	$11.27	$11.32

Total Return(b)	16.49%	(7.37)%	1.47%	3.92%	3.43%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.87%	.99%	1.01%	.80%	.86%

Expenses, excluding interest expense, including expense reductions and expenses reimbursed(c)	.78%	.78%	.70%	.62%	.76%

Expenses, excluding expense reductions and expenses reimbursed	.87%	1.00%	1.16%	1.11%	1.04%

Net investment income	4.90%	4.36%	4.20%	4.27%	4.16%

Supplemental Data:
Net assets, end of year (000)	$231,452	$221,057	$243,416	$233,101	$229,598

Portfolio turnover rate	22.34%	44.67%	25.38%	69.19%	57.03%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights (continued)

NEW YORK TAX FREE FUND

	Class C Shares
	Year Ended 9/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 9.70	$10.96	$11.27	$11.32	$11.40

Investment operations:

Net investment income(a)	.41	.40	.39	.40	.40

Net realized and unrealized gain (loss)	1.06	(1.25)	(.30)	(.04)	(.08)

Total from investment operations	1.47	(.85)	.09	.36	.32

Distributions to shareholders from:

Net investment income	(.41)	(.41)	(.40)	(.41)	(.40)

Net asset value, end of year	$10.76	$ 9.70	$10.96	$11.27	$11.32

Total Return(b)	15.69%	(8.02)%	.84%	3.25%	2.87%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.55%	1.63%	1.67%	1.46%	1.51%

Expenses, excluding interest expense, including expense reductions and expenses reimbursed(c)	1.46%	1.41%	1.36%	1.28%	1.41%

Expenses, excluding expense reductions and expenses reimbursed	1.55%	1.63%	1.81%	1.77%	1.69%

Net investment income	4.21%	3.72%	3.53%	3.61%	3.51%

Supplemental Data:
Net assets, end of year (000)	$37,554	$31,262	$25,423	$16,622	$14,502

Portfolio turnover rate	22.34%	44.67%	25.38%	69.19%	57.03%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)	Interest expense relate to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights (concluded)

NEW YORK TAX FREE FUND

	Class F Shares
	Year Ended 9/30		9/28/2007(a) to 9/30/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$ 9.72	$10.96	$10.96

Investment operations:

Net investment income(b)	.48	.48	–	(c)

Net realized and unrealized gain (loss)	1.06	(1.24)	–	(c)

Total from investment operations	1.54	(.76)	–	(c)

Distributions to shareholders from:

Net investment income	(.48)	(.48)	–

Net asset value, end of period	$10.78	$ 9.72	$10.96

Total Return(d)	16.51%	(7.18)%	.00%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.77%	.82%	.00	%(e)(f)

Expenses, excluding interest expense, including expense reductions and expenses reimbursed(g)	.68%	.61%	.00	%(e)(f)

Expenses, excluding expense reductions and expenses reimbursed	.77%	.83%	.00	%(e)(f)

Net investment income	4.81%	4.43%	.00	%(e)(f)

Supplemental Data:
Net assets, end of period (000)	$3,143	$9	$10

Portfolio turnover rate	22.34%	44.67%	25.38%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Amount is less than .01%.
(g)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights

INTERMEDIATE TAX FREE FUND

	Class A Shares
	Year Ended 9/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 9.42	$9.75	$9.81	$9.80	$9.95

Investment operations:

Net investment income(a)	.38	.37	.36	.32	.30

Net realized and unrealized gain (loss)	.86	(.32)	(.06)	.03	(.17)

Total from investment operations	1.24	.05	.30	.35	.13

Distributions to shareholders from:

Net investment income	(.38)	(.38)	(.36)	(.34)	(.28)

Net asset value, end of year	$10.28	$9.42	$9.75	$9.81	$9.80

Total Return(b)	13.50%	.43%	3.11%	3.67%	1.36%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.44%	.27%	.27%	.27%	.27%

Expenses, excluding interest expense, including expense reductions and expenses reimbursed(c)	.44%	.24%	.25%	.25%	.25%

Expenses, excluding expense reductions and expenses reimbursed	.72%	.79%	1.37%	1.66%	1.42%

Net investment income	3.89%	3.80%	3.68%	3.34%	3.01%

Supplemental Data:
Net assets, end of year (000)	$798,344	$338,400	$17,046	$7,234	$7,941

Portfolio turnover rate	15.70%	29.73%	30.70%	100.82%	42.10%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights (continued)

INTERMEDIATE TAX FREE FUND

	Class B Shares
	Year Ended 9/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 9.41	$9.74	$9.80	$9.79	$9.94

Investment operations:

Net investment income(a)	.30	.31	.29	.26	.21

Net realized and unrealized gain (loss)	.87	(.33)	(.06)	.02	(.16)

Total from investment operations	1.17	(.02)	.23	.28	.05

Distributions to shareholders from:

Net investment income	(.31)	(.31)	(.29)	(.27)	(.20)

Net asset value, end of year	$10.27	$9.41	$9.74	$9.80	$9.79

Total Return(b)	12.65%	(.29)%	2.35%	2.92%	.55%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.24%	1.02%	1.02%	1.02%	1.02%

Expenses, excluding interest expense, including expense reductions and expenses reimbursed(c)	1.23%	1.00%	1.00%	1.00%	1.00%

Expenses, excluding expense reductions and expenses reimbursed	1.52%	1.67%	2.12%	2.32%	2.11%

Net investment income	3.10%	3.15%	2.95%	2.67%	2.15%

Supplemental Data:
Net assets, end of year (000)	$6,315	$1,966	$802	$848	$775

Portfolio turnover rate	15.70%	29.73%	30.70%	100.82%	42.10%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights (continued)

INTERMEDIATE TAX FREE FUND

	Class C Shares
	Year Ended 9/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 9.41	$9.74	$9.80	$9.79	$9.94

Investment operations:

Net investment income(a)	.31	.30	.29	.25	.23

Net realized and unrealized gain (loss)	.87	(.32)	(.06)	.03	(.17)

Total from investment operations	1.18	(.02)	.23	.28	.06

Distributions to shareholders from:

Net investment income	(.32)	(.31)	(.29)	(.27)	(.21)

Net asset value, end of year	$10.27	$9.41	$9.74	$9.80	$9.79

Total Return(b)	12.76%	(.31)%	2.35%	2.90%	.61%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.10%	1.02%	1.02%	1.02%	1.02%

Expenses, excluding interest expense, including expense reductions and expenses reimbursed(c)	1.09%	0.98%	1.00%	1.00%	1.00%

Expenses, excluding expense reductions and expenses reimbursed	1.47%	1.45%	2.02%	2.31%	2.06%

Net investment income	3.22%	3.11%	2.95%	2.59%	2.28%

Supplemental Data:
Net assets, end of year (000)	$180,270	$44,402	$4,249	$2,784	$3,775

Portfolio turnover rate	15.70%	29.73%	30.70%	100.82%	42.10%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights (continued)

INTERMEDIATE TAX FREE FUND

	Class F Shares
	Year Ended 9/30		9/28/2007(a) to 9/30/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$ 9.42	$9.75	$9.75

Investment operations:

Net investment income(b)	.38	.39	–	(c)

Net realized and unrealized gain (loss)	.87	(.33)	–	(c)

Total from investment operations	1.25	.06	–	(c)

Distributions to shareholders from:

Net investment income	(.39)	(.39)	–

Net asset value, end of period	$10.28	$9.42	$9.75

Total Return(d)	13.61%	.57%	.00%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.40%	.13%	.00	%(e)(f)

Expenses, excluding interest expense, including expense reductions and expenses reimbursed(g)	.39%	.10%	.00	%(e)(f)

Expenses, excluding expense reductions and expenses reimbursed	.64%	.67%	.00	%(e)(f)

Net investment income	3.90%	3.97%	.00	%(e)(f)

Supplemental Data:
Net assets, end of period (000)	$103,873	$1,460	$10

Portfolio turnover rate	15.70%	29.73%	30.70%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Amount is less than .01%.
(g)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights (concluded)

INTERMEDIATE TAX FREE FUND

	Class P Shares
	Year Ended 9/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 9.42	$9.75	$9.81	$9.80	$9.95

Investment operations:

Net investment income(a)	.36	.36	.34	.31	.28

Net realized and unrealized gain (loss)	.86	(.33)	(.06)	.02	(.17)

Total from investment operations	1.22	.03	.28	.33	.11

Distributions to shareholders from:

Net investment income	(.36)	(.36)	(.34)	(.32)	(.26)

Net asset value, end of year	$10.28	$9.42	$9.75	$9.81	$9.80

Total Return(b)	13.27%	.29%	2.91%	3.46%	1.16%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.65%	.46%	.47%	.47%	.47%

Expenses, excluding interest expense, including expense reductions and expenses reimbursed(c)	.64%	.43%	.45%	.45%	.45%

Expenses, excluding expense reductions and expenses reimbursed	.96%	1.13%	1.57%	1.77%	1.50%

Net investment income	3.73%	3.73%	3.49%	3.15%	2.83%

Supplemental Data:
Net assets, end of year (000)	$13	$11	$11	$11	$10

Portfolio turnover rate	15.70%	29.73%	30.70%	100.82%	42.10%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.
(c)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights

SHORT DURATION TAX FREE FUND

	Class A Shares
	12/12/2008(a) to 9/30/2009
Per Share Operating Performance
Net asset value, beginning of period	$15.00

Investment operations:

Net investment income(b)	.33

Net realized and unrealized gain	.68

Total from investment operations	1.01

Distributions to shareholders from:

Net investment income	(.41)

Net asset value, end of period	$15.60

Total Return(c)	6.82	%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.44	%(e)

Expenses, including expense reductions and expenses reimbursed	.44	%(e)

Expenses, excluding expense reductions and expenses reimbursed	.75	%(e)

Net investment income	2.68	%(e)

Supplemental Data:
Net assets, end of period (000)	$609,072

Portfolio turnover rate	64.00%
(a)	Commencement of investment operations was 12/12/2008, SEC effective date was 12/10/2008 and date shares first became available to the public was 1/2/2009.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

SHORT DURATION TAX FREE FUND

	Class C Shares
	12/12/2008(a) to 9/30/2009
Per Share Operating Performance
Net asset value, beginning of period	$15.00

Investment operations:

Net investment income(b)	.23

Net realized and unrealized gain	.68

Total from investment operations	.91

Distributions to shareholders from:

Net investment income	(.31)

Net asset value, end of period	$15.60

Total Return(c)	6.10	%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.23	%(e)

Expenses, including expense reductions and expenses reimbursed	1.23	%(e)

Expenses, excluding expense reductions and expenses reimbursed	1.51	%(e)

Net investment income	1.88	%(e)

Supplemental Data:
Net assets, end of period (000)	$128,116

Portfolio turnover rate	64.00%
(a)	Commencement of investment operations was 12/12/2008, SEC effective date was 12/10/2008 and date shares first became available to the public was 1/2/2009.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

SHORT DURATION TAX FREE FUND

	Class F Shares
	12/12/2008(a) to 9/30/2009
Per Share Operating Performance
Net asset value, beginning of period	$15.00

Investment operations:

Net investment income(b)	.36

Net realized and unrealized gain	.66

Total from investment operations	1.02

Distributions to shareholders from:

Net investment income	(.42)

Net asset value, end of period	$15.60

Total Return(c)	6.90	%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.34	%(e)

Expenses, including expense reductions and expenses reimbursed	.34	%(e)

Expenses, excluding expense reductions and expenses reimbursed	.64	%(e)

Net investment income	2.88	%(e)

Supplemental Data:
Net assets, end of period (000)	$100,723

Portfolio turnover rate	64.00%
(a)	Commencement of investment operations was 12/12/2008, SEC effective date was 12/10/2008 and date shares first became available to the public was 1/2/2009.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.

Financial Highlights (concluded)

SHORT DURATION TAX FREE FUND

	Class I Shares
	12/12/2008(a) to 9/30/2009
Per Share Operating Performance
Net asset value, beginning of period	$15.00

Investment operations:

Net investment income(b)	.34

Net realized and unrealized gain	.70

Total from investment operations	1.04

Distributions to shareholders from:

Net investment income	(.44)

Net asset value, end of period	$15.60

Total Return(c)	7.04	%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.25	%(e)

Expenses, including expense reductions and expenses reimbursed	.25	%(e)

Expenses, excluding expense reductions and expenses reimbursed	.57	%(e)

Net investment income	2.71	%(e)

Supplemental Data:
Net assets, end of period (000)	$3,407

Portfolio turnover rate	64.00%
(a)	Commencement of investment operations was 12/12/2008, SEC effective date was 12/10/2008 and date shares first became available to the public was 1/2/2009.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.

Financial Highlights

GEORGIA TAX FREE TRUST

	Class A Shares
	Year Ended 9/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$4.93	$5.51	$5.64	$5.66	$5.65

Investment operations:

Net investment income(a)	.23	.23	.23	.22	.23

Net realized and unrealized gain (loss)	.53	(.58)	(.13)	(.01)	.01

Total from investment operations	.76	(.35)	.10	.21	.24

Distributions to shareholders from:

Net investment income	(.23)	(.23)	(.23)	(.23)	(.23)

Net asset value, end of year	$5.46	$4.93	$5.51	$5.64	$5.66

Total Return(b)	15.91%	(6.62)%	1.76%	3.77%	4.24%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.95%	.88%	.88%	.63%	.72%

Expenses, excluding interest expense, including expense reductions and expenses reimbursed(c)	.82%	.69%	.60%	.44%	.61%

Expenses, excluding expense reductions and expenses reimbursed	.95%	1.00%	1.13%	1.08%	.72%

Net investment income	4.59%	4.19%	4.04%	3.99%	3.98%

Supplemental Data:
Net assets, end of year (000)	$124,746	$124,126	$133,599	$118,819	$103,887

Portfolio turnover rate	18.16%	37.84%	13.29%	36.93%	24.38%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights (concluded)

GEORGIA TAX FREE TRUST

	Class F Shares
	Year Ended 9/30		9/28/2007(a) to 9/30/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$4.93	$5.51	$5.51

Investment operations:

Net investment income(b)	.23	.23	–	(c)

Net realized and unrealized gain (loss)	.55	(.58)	–	(c)

Total from investment operations	.78	(.35)	–	(c)

Distributions to shareholders from:

Net investment income	(.23)	(.23)	–

Net asset value, end of period	$5.48	$4.93	$5.51

Total Return(d)	16.47%	(6.53)%	.00%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.85%	.81%	.00	%(e)(f)

Expenses, excluding interest expense, including expense reductions and expenses reimbursed(g)	.72%	.63%	.00	%(e)(f)

Expenses, excluding expense reductions and expenses reimbursed	.85%	.89%	.00	%(e)(f)

Net investment income	4.52%	4.39%	.00	%(e)(f)

Supplemental Data:
Net assets, end of period (000)	$5,342	$163	$10

Portfolio turnover rate	18.16%	37.84%	13.29%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Amount is less than .01%.
(g)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights

HIGH YIELD MUNICIPAL BOND FUND

	Class A Shares
	Year Ended 9/30					12/1/2004(a) to 9/30/2005
	2009		2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$11.89		$15.03	$15.81	$15.41	$15.00

Investment operations:

Net investment income(b)						.03

Net realized and unrealized gain						.17

Total from investment operations						.20

Distributions to shareholders from:

Net investment income						(.03)

Net asset value on SEC Effective Date, December 30, 2004						$15.17

Investment operations:

Net investment income(b)	.72		.75	.75	.82	.56

Net realized and unrealized gain (loss)	(.37	)(c)	(3.13)	(.77)	.37	.31

Total from investment operations	.35		(2.38)	(.02)	1.19	.87

Distributions to shareholders from:

Net investment income	(.75)		(.76)	(.76)	(.79)	(.63)

Net asset value, end of period	$11.49		$11.89	$15.03	$15.81	$15.41

Total Return(d)						1.36	%(e)(f)

Total Return(d)	4.14%		(16.33)%	(.23)%	7.97%	5.79	%(e)(g)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.03%		1.27%	1.31%	.49%	.15	%(e)

Expenses, excluding interest expense, including expense reductions and expenses reimbursed(h)	.84%		.79%	.67%	.16%	.00	%(e)(i)

Expenses, excluding expense reductions and expenses reimbursed	1.03%		1.30%	1.52%	1.34%	1.00	%(j)

Net investment income	7.13%		5.50%	4.75%	5.28%	4.80	%(j)

Supplemental Data:
Net assets, end of period (000)	$976,708		$695,723	$959,170	$731,726	$312,948

Portfolio turnover rate	32.88%		47.95%	24.92%	62.27%	70.93%
(a)	Commencement of investment operations was 12/1/2004, SEC effective date was 12/30/2004 and date shares first became available to the public was 1/3/2005.
(b)	Calculated using average shares outstanding during the period.
(c)

The per share amount does not represent the net realized and unrealized gain (loss) as presented on the Statement of Operations for the period due to the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.

(d)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Total return for the period 12/1/2004 through 12/30/2004.
(g)	Total return for the period 12/30/2004 through 9/30/2005.
(h)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.
(i)	Amount is less than .01%.
(j)	Annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

HIGH YIELD MUNICIPAL BOND FUND

	Class B Shares
	Year Ended 9/30					12/1/2004(a) to 9/30/2005
	2009		2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$11.91		$15.03	$15.81	$15.41	$15.00

Investment operations:

Net investment income(b)						.02

Net realized and unrealized gain						.17

Total from investment operations						.19

Distributions to shareholders from:

Net investment income						(.02)

Net asset value on SEC Effective Date, December 30, 2004						$15.17

Investment operations:

Net investment income(b)	.66		.70	.68	.77	.58

Net realized and unrealized gain (loss)	(.39	)(c)	(3.14)	(.78)	.37	.29

Total from investment operations	.27		(2.44)	(.10)	1.14	.87

Distributions to shareholders from:

Net investment income	(.67)		(.68)	(.68)	(.74)	(.63)

Net asset value, end of period	$11.51		$11.91	$15.03	$15.81	$15.41

Total Return(d)						1.29	%(e)(f)

Total Return(d)	3.46%		(16.70)%	(.74)%	7.62%	5.80	%(e)(g)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.78%		1.74%	1.77%	.80%	.22	%(e)

Expenses, excluding interest expense, including expense reductions and expenses reimbursed(h)	1.60%		1.26%	1.13%	.47%	.07	%(e)

Expenses, excluding expense reductions and expenses reimbursed	1.81%		2.07%	2.24%	1.96%	1.85	%(i)

Net investment income	6.52%		5.10%	4.29%	4.99%	4.74	%(i)

Supplemental Data:
Net assets, end of period (000)	$10		$10	$11	$11	$10

Portfolio turnover rate	32.88%		47.95%	24.92%	62.27%	70.93%
(a)	Commencement of investment operations was 12/1/2004, SEC effective date was 12/30/2004 and date shares first became available to the public was 1/3/2005.
(b)	Calculated using average shares outstanding during the period.
(c)

The per share amount does not represent the net realized and unrealized gain (loss) as presented on the Statement of Operations for the period due to the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.

(d)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Total return for the period 12/1/2004 through 12/30/2004.
(g)	Total return for the period 12/30/2004 through 9/30/2005.
(h)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.
(i)	Annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

HIGH YIELD MUNICIPAL BOND FUND

	Class C Shares
	Year Ended 9/30					12/1/2004(a) to 9/30/2005
	2009		2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$11.89		$15.03	$15.81	$15.41	$15.00

Investment operations:

Net investment income(b)						.02

Net realized and unrealized gain						.17

Total from investment operations						.19

Distributions to shareholders from:

Net investment income						(.02)

Net asset value on SEC Effective Date, December 30, 2004						$15.17

Investment operations:

Net investment income(b)	.66		.68	.67	.76	.56

Net realized and unrealized gain (loss)	(.37	)(c)	(3.14)	(.77)	.38	.31

Total from investment operations	.29		(2.46)	(.10)	1.14	.87

Distributions to shareholders from:

Net investment income	(.68)		(.68)	(.68)	(.74)	(.63)

Net asset value, end of period	$11.50		$11.89	$15.03	$15.81	$15.41

Total Return(d)						1.29	%(e)(f)

Total Return(d)	3.57%		(16.77)%	(.74)%	7.62%	5.79	%(e)(g)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.66%		1.78%	1.81%	.88%	.15	%(e)

Expenses, excluding interest expense, including expense reductions and expenses reimbursed(h)	1.48%		1.30%	1.17%	.54%	.00	%(e)(i)

Expenses, excluding expense reductions and expenses reimbursed	1.67%		1.93%	2.17%	1.98%	1.78	%(j)

Net investment income	6.55%		5.00%	4.25%	4.98%	4.79	%(j)

Supplemental Data:
Net assets, end of period (000)	$455,042		$392,360	$538,419	$349,911	$125,319

Portfolio turnover rate	32.88%		47.95%	24.92%	62.27%	70.93%
(a)	Commencement of investment operations was 12/1/2004, SEC effective date was 12/30/2004 and date shares first became available to the public was 1/3/2005.
(b)	Calculated using average shares outstanding during the period.
(c)

The per share amount does not represent the net realized and unrealized gain (loss) as presented on the Statement of Operations for the period due to the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.

(d)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Total return for the period 12/1/2004 through 12/30/2004.
(g)	Total return for the period 12/30/2004 through 9/30/2005.
(h)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.
(i)	Amount is less than .01%.
(j)	Annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

HIGH YIELD MUNICIPAL BOND FUND

	Class F Shares
	Year Ended 9/30			9/28/2007(a) to 9/30/2007
	2009		2008
Per Share Operating Performance
Net asset value, beginning of period	$11.90		$15.03	$15.03

Investment operations:

Net investment income(b)	.70		.76	–	(c)

Net realized and unrealized gain (loss)	(.34	)(d)	(3.13)	–	(c)

Total from investment operations	.36		(2.37)	–	(c)

Distributions to shareholders from:

Net investment income	(.76)		(.76)	–

Net asset value, end of period	$11.50		$11.90	$15.03

Total Return(e)	4.25%		(16.19)%	.00%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.91%		1.20%	.00	%(f)(g)

Expenses, excluding interest expense, including expense reductions and expenses reimbursed(h)	.73%		.72%	.00	%(f)(g)

Expenses, excluding expense reductions and expenses reimbursed	.91%		1.20%	.00	%(f)(g)

Net investment income	6.83%		5.90%	.00	%(f)(g)

Supplemental Data:
Net assets, end of period (000)	$112,500		$4,513	$10

Portfolio turnover rate	32.88%		47.95%	24.92%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)

The per share amount does not represent the net realized and unrealized gain (loss) as presented on the Statement of Operations for the period due to the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.

(e)	Total return assumes the reinvestment of all distributions.
(f)	Not annualized.
(g)	Amount is less than .01%.
(h)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights (concluded)

HIGH YIELD MUNICIPAL BOND FUND

	Class P Shares
	Year Ended 9/30					12/1/2004(a) to 9/30/2005
	2009		2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$11.90		$15.04	$15.82	$15.42	$15.00

Investment operations:

Net investment income(b)						.03

Net realized and unrealized gain						.17

Total from investment operations						.20

Distributions to shareholders from:

Net investment income						(.03)

Net asset value on SEC Effective Date, December 30, 2004						$15.17

Investment operations:

Net investment income(b)	.71		.74	.75	.83	.58

Net realized and unrealized gain (loss)	(.39	)(c)	(3.13)	(.77)	.36	.30

Total from investment operations	.32		(2.39)	(.02)	1.19	.88

Distributions to shareholders from:

Net investment income	(.72)		(.75)	(.76)	(.79)	(.63)

Net asset value, end of period	$11.50		$11.90	$15.04	$15.82	$15.42

Total Return(d)						1.34	%(e)(f)

Total Return(d)	3.87%		(16.34)%	(.25)%	7.94%	5.86	%(e)(g)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.26%		1.35%	1.32%	.47%	.18	%(e)

Expenses, excluding interest expense, including expense reductions and expenses reimbursed(h)	1.08%		.87%	.66%	.13%	.03	%(e)

Expenses, excluding expense reductions and expenses reimbursed	1.26%		1.51%	1.73%	1.45%	1.34	%(i)

Net investment income	7.04%		5.46%	4.77%	5.41%	4.80	%(i)

Supplemental Data:
Net assets, end of period (000)	$10		$10	$12	$12	$11

Portfolio turnover rate	32.88%		47.95%	24.92%	62.27%	70.93%
(a)	Commencement of investment operations was 12/1/2004, SEC effective date was 12/30/2004 and date shares first became available to the public was 1/3/2005.
(b)	Calculated using average shares outstanding during the period.
(c)

The per share amount does not represent the net realized and unrealized gain (loss) as presented on the Statement of Operations for the period due to the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.

(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Total return for the period 12/1/2004 through 12/30/2004.
(g)	Total return for the period 12/30/2004 through 9/30/2005.
(h)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.
(i)	Annualized.

See Notes to Financial Statements.

Financial Highlights

PENNSYLVANIA TAX FREE TRUST

	Class A Shares
	Year Ended 9/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$4.62	$5.13	$5.24	$5.30	$5.28

Investment operations:

Net investment income(a)	.22	.22	.22	.22	.22

Net realized and unrealized gain (loss)	.39	(.51)	(.11)	(.06)	.02

Total from investment operations	.61	(.29)	.11	.16	.24

Distributions to shareholders from:

Net investment income	(.22)	(.22)	(.22)	(.22)	(.22)

Net asset value, end of year	$5.01	$4.62	$5.13	$5.24	$5.30

Total Return(b)	13.69%	(5.90)%	2.10%	3.10%	4.57%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.91%	1.02%	1.11%	.86%	.96%

Expenses, excluding interest expense, including expense reductions and expenses reimbursed(c)	.84%	.84%	.77%	.67%	.88%

Expenses, excluding expense reductions and expenses reimbursed	.91%	1.02%	1.24%	1.12%	1.00%

Net investment income	4.72%	4.35%	4.23%	4.19%	4.06%

Supplemental Data:
Net assets, end of year (000)	$94,782	$86,908	$94,138	$93,770	$97,069

Portfolio turnover rate	19.15%	44.84%	32.18%	42.20%	20.59%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights (concluded)

PENNSYLVANIA TAX FREE TRUST

	Class F Shares
	Year Ended 9/30		9/28/2007(a) to 9/30/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$4.62	$5.13	$5.13

Investment operations:

Net investment income(b)	.22	.23	–	(c)

Net realized and unrealized gain (loss)	.40	(.52)	–	(c)

Total from investment operations	.62	(.29)	–	(c)

Distributions to shareholders from:

Net investment income	(.23)	(.22)	–

Net asset value, end of period	$5.01	$4.62	$5.13

Total Return(d)	13.83%	(5.81)%	.00%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.80%	.80%	.00	%(e)(f)

Expenses, excluding interest expense, including expense reductions and expenses reimbursed(g)	.73%	.61%	.00	%(e)(f)

Expenses, excluding expense reductions and expenses reimbursed	.80%	.83%	.00	%(e)(f)

Net investment income	4.67%	4.57%	.00	%(e)(f)

Supplemental Data:
Net assets, end of period (000)	$384	$9	$10

Portfolio turnover rate	19.15%	44.84%	32.18%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Amount is less than .01%.
(g)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Municipal Income Fund, Inc. (the “Company”) and Lord Abbett Municipal Income Trust (the “Trust”) are registered under the Investment Company Act of 1940, as amended (the “Act”), as open-end management investment companies. The Company was organized as a Maryland corporation on December 27, 1983. The Trust was organized as a Massachusetts business trust on September 11, 1991 and was reorganized as a Delaware statutory trust on July 22, 2002.

The Company consists of the following seven portfolios (separately, a “Fund” and collectively, the “Funds”) and their respective classes:

Funds	Classes
Lord Abbett National Tax-Free Income Fund (“National”)	A, B, C, F, I and P
Lord Abbett California Tax-Free Income Fund (“California”)	A, C, F and P
Lord Abbett Connecticut Tax-Free Income Fund (“Connecticut”)	A, F and P
Lord Abbett Hawaii Tax-Free Income Fund (“Hawaii”)	A, F and P
Lord Abbett Missouri Tax-Free Income Fund (“Missouri”)	A, F and P
Lord Abbett New Jersey Tax-Free Income Fund (“New Jersey”)	A, F and P
Lord Abbett New York Tax-Free Income Fund (“New York”)	A, C, F and P

The Trust consists of the following five portfolios (separately, a “Fund” and collectively, the “Funds”) and their respective classes:

Funds	Classes
Lord Abbett Intermediate Tax-Free Fund (“Intermediate”)	A, B, C, F and P
Lord Abbett Short Duration Tax Free Fund (“Short Duration”)*	A, B, C, F and I
Georgia Series (“Georgia”)	A, F and P
Lord Abbett High Yield Municipal Bond Fund (“High Yield”)	A, B, C, F, I and P
Pennsylvania Series (“Pennsylvania”)	A, F and P
*	Commencement of investment operations was December 12, 2008, SEC effective date was December 10, 2008 and date shares first became available to the public was January 2, 2009.

Each Fund is non-diversified as defined in the Act, except for National, Intermediate and Short Duration. As of the date of this report, Short Duration has not issued Class B shares and is the only fund to have issued Class I shares, National and High Yield have been authorized to issue but have not issued Class I shares and only Intermediate and High Yield have issued Class P shares.

The investment objective of each Fund (except for High Yield) is to seek the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk. Each Fund (except for National, Intermediate, Short Duration and High Yield) also seeks as high a level of interest income exempt from the personal income tax of its corresponding state as is consistent with reasonable risk. The investment objective of High Yield is to seek a high level of income exempt from federal income tax. New York also seeks as high a level of interest income exempt from New York City personal income tax as is consistent with reasonable risk.

Each class has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I and P shares, although there may be a contingent deferred sales charge (“CDSC”) for certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to

Notes to Financial Statements (continued)

Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. The Funds’ Class P shares are closed to substantially all new retirement and benefit plans and fee-based programs, with certain exceptions as set forth in each Fund’s prospectus.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors/Trustees. Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for the fiscal years ended September 30, 2006 through September 30, 2009. The statutes of limitations on the Company’s and Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)

Expenses–Expenses incurred by the Company and Trust that do not specifically relate to an individual fund are generally allocated to the Funds within the Company and Trust on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the

Notes to Financial Statements (continued)

day. Class A, B, C, F and P shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Futures Contracts–Each Fund may purchase and sell futures contracts for bona fide hedging purposes including hedging against changes in interest rates and securities prices. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin”. Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract. Generally, open futures contracts are marked to market for federal income tax purposes at fiscal year-end. As of September 30, 2009, each Fund, except Short Duration, had open futures contracts.

(g)	When-Issued Municipal Bonds–Each Fund may purchase new issues of municipal bonds, which are generally offered on a when-issued basis, with delivery and payment normally taking place approximately one month after the purchase date.

(h)	Municipal Bonds Held in Trust–Each Fund may invest in leveraged residual certificates (“TOB Residuals”) issued by tender option bond trusts (“TOBs”). A TOB is established by a third party sponsor forming a special purpose entity into which a Fund, or an agent on behalf of the Fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (trust certificates), which are sold to third party investors, and residual certificates, which are generally issued to a Fund which made the transfer or to affiliates of the Fund. Each Fund’s transfer of the municipal securities to a TOB is accounted for as a secured borrowing, therefore the municipal securities deposited into a TOB are presented as investments in a Fund’s Schedule of Investments and the proceeds from the transactions are reported as a liability for trust certificates on the Statement of Assets and Liabilities. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the liability for trust certificates. Interest income from the underlying security is recorded by a Fund on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of a Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by a Fund include the right of the Fund (1) to cause the holders of a proportional share of floating rate certificates to tender their certificates at par and (2) to transfer a corresponding share of the municipal securities from the TOB to the Fund. The TOB may also be terminated without the consent of the Fund upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors.

Notes to Financial Statements (continued)

The following is a summary of each Fund’s liability for trust certificates, range of interest rates for such certificates and the aggregate value of the underlying municipal securities transferred to TOB’s as of September 30, 2009, as well as the average trust certificates outstanding for the fiscal year then ended:

Fund	Liability for Trust Certificates	Interest Rate or Range of Interest Rates	Underlying Municipal Bonds Transferred to TOBs	Average Trust Certificates Outstanding
National	$99,615,000	.31% - .60%	$213,540,560	$86,248,600
California	11,245,000	.30% - .43%	25,363,847	12,529,000
Connecticut	5,080,000.75%		10,916,260	5,080,000
Hawaii	5,000,000.85%		10,574,900	5,000,000
New York	17,070,000	.30% - .36%	37,335,711	17,238,286
Intermediate	5,735,000	.31% - .43%	12,792,295	4,935,000
Georgia	10,000,000.33%		21,359,950	11,016,000
High Yield	191,572,226	.27% - .60%	404,925,705	115,716,626
Pennsylvania	–	–	–	1,138,000

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate municipal bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, a Fund’s investment in TOB Residuals likely will adversely affect a Fund’s net investment income and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect a Fund’s NAV per share.

While the Funds’ investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Funds to borrow money for purposes of making investments. The Funds’ management believes that the Funds’ restrictions on borrowings do not apply to the secured borrowings for TOB transactions.

(i)

Fair Value Measurements–Each Fund adopted Financial Accounting Standards Board (“FASB”) ASC Topic 820, Fair Value Measurements and Disclosures (formerly SFAS 157), effective October 1, 2008. In accordance with ASC 820, fair value is defined as the price that each Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the

Notes to Financial Statements (continued)

circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 – quoted prices in active markets for identical investments;

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2009 in valuing each Fund’s investments carried at value:

	National			California
Investment Type*	Level 1	Level 2	Total	Level 1	Level 2	Total
Municipal Bonds	$–	$1,142,929,948	$1,142,929,948	$–	$200,746,847	$200,746,847
Money Market Mutual Funds	5,005,594	–	5,005,594	26	–	26
Variable Rate Demand Note	–	500,000	500,000	–	500,000	500,000
Total	$5,005,594	$1,143,429,948	$1,148,435,542	$26	$201,246,847	$201,246,873

Other Financial Instruments
Futures	$(1,954,176)	$–	$(1,954,176)	$(310,870)	$–	$(310,870)
Total	$(1,954,176)	$–	$(1,954,176)	$(310,870)	$–	$(310,870)

			Connecticut			Hawaii
Investment Type*	Level 1	Level 2	Total	Level 1	Level 2	Total
Municipal Bonds	$–	$125,907,930	$125,907,930	$–	$130,954,281	$130,954,281
Money Market Mutual Fund	6	–	6	–	–	–
Total	$6	$125,907,930	$125,907,936	$–	$130,954,281	$130,954,281

Other Financial Instruments
Futures	$(351,283)	$–	$(351,283)	$(304,131)	$–	$(304,131)
Total	$(351,283)	$–	$(351,283)	$(304,131)	$–	$(304,131)

			Missouri			New Jersey
Investment Type*	Level 1	Level 2	Total	Level 1	Level 2	Total
Municipal Bonds	$–	$168,070,883	$168,070,883	$–	$127,586,283	$127,586,283
Money Market Mutual Fund	–	–	–	404,575	–	404,575
Total	$–	$168,070,883	$168,070,883	$404,575	$127,586,283	$127,990,858

Other Financial Instruments
Futures	$(282,759)	$–	$(282,759)	$(332,160)	$–	$(332,160)
Total	$(282,759)	$–	$(282,759)	$(332,160)	$–	$(332,160)

Notes to Financial Statements (continued)

			New York			Intermediate
Investment Type*	Level 1	Level 2	Total	Level 1	Level 2	Total
Municipal Bonds	$–	$284,817,927	$284,817,927	$–	$1,079,225,246	$1,079,225,246
Money Market Mutual Fund	637,528	–	637,528	5,400,705	–	5,400,705
Total	$637,528	$284,817,927	$285,455,455	$5,400,705	$1,079,225,246	$1,084,625,951

Other Financial Instruments
Futures	$(566,108)	$–	$(566,108)	$(697,430)	$–	$(697,430)
Total	$(566,108)	$–	$(566,108)	$(697,430)	$–	$(697,430)

	Short Duration			Georgia
Investment Type*	Level 1	Level 2	Total	Level 1	Level 2	Total
Municipal Bonds	$–	$814,377,335	$814,377,335	$–	$133,657,409	$133,657,409
Warrant	–	52,090	52,090	–	–	–
Money Market Mutual Fund	2,734,973	–	2,734,973	–	–	–
Variable Rate Demand Notes	–	14,300,000	14,300,000	–	260,000	260,000
Total	$2,734,973	$828,729,425	$831,464,398	$–	$133,917,409	$133,917,409

Other Financial Instruments
Futures	$–	$–	$–	$(346,628)	$–	$(346,628)
Total	$–	$–	$–	$(346,628)	$–	$(346,628)

			High Yield			Pennsylvania
Investment Type*	Level 1	Level 2	Total	Level 1	Level 2	Total
Municipal Bonds	$–	$1,684,103,110	$1,684,103,110	$–	$91,998,276	$91,998,276
Money Market Mutual Funds	3,417,798	–	3,417,798	91	–	91
Variable Rate Demand Note	–	3,000,000	3,000,000	–	–	–
Total	$3,417,798	$1,687,103,110	$1,690,520,908	$91	$91,998,276	$91,998,367

Other Financial Instruments
Futures	$(4,984,661)	$–	$(4,984,661)	$(97,971)	$–	$(97,971)
Total	$(4,984,661)	$–	$(4,984,661)	$(97,971)	$–	$(97,971)
*	See Schedule of Investments for values in each industry.

(j)	Disclosures about Derivative Instruments and Hedging Activities–Each Fund adopted ASC Topic 815, Derivatives and Hedging (formerly SFAS 161), for the fiscal year ended September 30, 2009.

Each Fund, except Short Duration, entered into U.S. Treasury futures contracts during the fiscal year ended September 30, 2009 (as described in note 2(f)) to hedge against changes in interest rates. The Funds bear the risk of interest rates moving unexpectedly, in which case the Funds may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

Notes to Financial Statements (continued)

As of September 30, 2009, the Funds had interest rate futures contracts with cumulative unrealized depreciation which are included in the Schedule of Investments. Only the current day’s variation margin is included in the Statement of Assets and Liabilities. The net realized gain/(loss) and change in unrealized appreciation/depreciation on futures contracts are included in the Statement of Operations under the captions Net realized loss on investments and futures contracts and Net change in unrealized appreciation/depreciation on investments and futures contracts, respectively.

The following is a summary of U.S. Treasury futures contracts as of and for the fiscal year ended September 30, 2009:

	Unrealized Depreciation as of September 30, 2009	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Average Number of Contracts*
National	$(1,954,176)	$2,109,150	$(1,852,468)	452
California	(310,870)	(804,766)	(275,523)	119
Connecticut	(351,283)	(1,111,876)	(309,095)	141
Hawaii	(304,131)	(264,066)	(282,541)	95
Missouri	(282,759)	(165,252)	(254,144)	92
New Jersey	(332,160)	(1,166,051)	(292,925)	128
New York	(566,108)	(1,599,476)	(501,869)	200
Intermediate	(697,430)	184,618	(1,052,549)	217
Georgia	(346,628)	(1,021,167)	(300,527)	152
High Yield	(4,984,661)	(519,149)	(4,673,873)	1,055
Pennsylvania	(97,971)	(102,006)	(90,113)	29
*	Calculated based on the number of contracts for the fiscal year ended September 30, 2009.

3.    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company and Trust each have a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

The management fee is based on each Fund’s average daily net assets at the following annual rate, for all Funds, other than Intermediate, Short Duration and High Yield:

First $1 billion	.45%
Next $1 billion	.40%
Over $2 billion	.35%

The management fee for Intermediate and Short Duration is based on each Fund’s average daily net assets at the following annual rate:

First $2 billion	.40%
Next $3 billion	.375%
Over $5 billion	.35%

Notes to Financial Statements (continued)

The management fee for High Yield is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.50%
Next $1 billion	.45%
Over $2 billion	.40%

For the fiscal year ended September 30, 2009, the effective management fee paid to Lord Abbett was at the following annualized rate of each Fund’s average daily net assets:

Effective Management Fee
National	.45%
California	.45%
Connecticut	.45%
Hawaii	.45%
Missouri	.45%
New Jersey	.45%
New York	.45%
Intermediate	.40%
Short Duration	.40%
Georgia	.45%
High Yield	.50%
Pennsylvania	.45%

Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of each Fund’s average daily net assets.

For the period from October 1, 2008 through January 31, 2009, Lord Abbett had contractually agreed to reimburse expenses for each Fund, other than Intermediate, Short Duration and High Yield, to the extent necessary so that each class’ total annual operating expenses (excluding interest expense) did not exceed the following annual rates:

Class	% of Average Daily Net Assets
A	.95%
B	1.60%
C	1.60%
F	.70%
I	.75%
P	1.05%

Effective February 1, 2009, the contractual reimbursements for all classes of the Funds ended.

For the fiscal year ended September 30, 2009, Lord Abbett voluntarily reimbursed approximately an additional $19,000, $11,000, $4,000, and $2,000, of expenses for Connecticut, Hawaii, Missouri, and Georgia, respectively. Lord Abbett has discontinued the voluntary reimbursements.

Notes to Financial Statements (continued)

Effective February 1, 2009, Lord Abbett is voluntarily reimbursing a portion of Intermediate Fund’s expenses to the extent necessary so that each class’ total annual operating expenses (excluding interest expense) do not exceed the following annual rates:

Class	% of Average Daily Net Assets(1)(2)
A	.50%
B	1.30%
C	1.12%
F	.40%
P	.75%

Lord Abbett may discontinue the voluntary reimbursement or change the level of its reimbursement at any time.

(1)

For the period from October 1, 2008 through January 31, 2009, Lord Abbett had contractually agreed to reimburse expenses for Intermediate, to the extent necessary, so that each class’ total annual operating expenses (excluding interest expense) did not exceed an annual rate of .25% of average daily net assets for Class A shares, 1.00% of average daily net assets for Class B and C shares, .10% of average daily net assets for Class F shares, and .45% of average daily net assets for Class P shares.

(2)

Effective October 1, 2009, Lord Abbett is voluntarily reimbursing a portion of Intermediate Fund’s expenses, to the extent necessary, so that each class’ total annual operating expenses (excluding interest expense) do not exceed an annual rate of .63% of average daily net assets for Class A shares, 1.43% of average daily net assets for Class B shares, 1.35% of average daily net assets for Class C Shares, .53% of average daily net assets for Class F shares and .88% of average daily net assets for Class P shares.

For the period from December 12, 2008 through January 31, 2010, Lord Abbett has contractually agreed to reimburse expenses for Short Duration to the extent necessary so that each class’ total annual operating expenses (excluding interest expense) do not exceed the following annual rates:

Class	% of Average Daily Net Assets(1)
A	.50%
B	1.30%
C	1.30%
F	.40%
I	.30%
(1)

Lord Abbett is also voluntarily reimbursing a portion of the Fund’s expenses, to the extent necessary, so that each class’ total annual operating expenses (excluding interest expense) do not exceed an annualized rate of .45% of average daily net assets for Class A shares, 1.25% of average daily net assets for Class B and C shares, .35% of average daily net assets for Class F shares and .25% of average daily net assets for Class I shares. Effective October 1, 2009, Lord Abbett has discontinued its voluntary reimbursement.

For the period April 15, 2008 through November 3, 2008, Lord Abbett voluntarily agreed to reimburse expenses for High Yield to the extent necessary so that Class B and Class C’s total annual operating expenses (excluding interest expense) did not exceed 1.33% of average daily net assets. Effective November 4, 2008, Lord Abbett is no longer voluntarily reimbursing expenses for any Class of shares of High Yield.

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, B, C, F and P shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

Fees	Class A	Class B	Class C(1)	Class F	Class P
Service	.15%	.25%	.25%	–	.20%
Distribution	.05%	.75%	75%	.10%	.25%
(1)

The Rule 12b-1 fee each Fund pays on Class C shares is at a blended rate calculated based on 1.00% of each Fund’s average daily net assets attributable to Class C shares held for less than one year and .80% of each Fund’s average daily net assets attributable to Class C shares held for one year or more. All Class C shareholders of a Fund will bear Rule 12b-1 fees at the same rate.

Class I does not have a distribution plan.

Notes to Financial Statements (continued)

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended September 30, 2009:

	Distributor Commissions	Dealers’ Concessions
National	$310,716	$1,442,126
California	37,220	176,700
Connecticut	30,983	145,611
Hawaii	46,028	219,355
Missouri	72,938	348,134
New Jersey	14,465	69,388
New York	34,753	156,871
Intermediate	196,634	1,208,081
Short Duration*	153,600	938,463
Georgia	58,759	279,385
High Yield	628,450	2,978,710
Pennsylvania	27,417	134,183
*	For the period December 12, 2008 (commencement of investment operations) to September 30, 2009.

Distributor received the following amount of CDSCs for the fiscal year ended September 30, 2009:

	Class A	Class C
National	$9,448	$31,300
California	7	16,961
Connecticut	10,000	–
Hawaii	4,410	–
New Jersey	9,070	–
New York	19,983	6,479
Intermediate	358,343	72,714
Short Duration*	31,502	33,389
Georgia	13,068	–
High Yield	63,209	98,479
*	For the period December 12, 2008 (commencement of investment operations) to September 30, 2009.

Two Directors/Trustees and certain of the Company’s and Trust’s officers have an interest in Lord Abbett.

4.    DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared daily and paid monthly. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended September 30, 2009 and 2008 was as follows:

	National			California
	9/30/2009	9/30/2008	9/30/2009	9/30/2008
Distributions paid from:
Tax exempt income	$46,632,458	$39,554,659	$7,987,442	$7,333,335
Ordinary income	–	373,850	–	–
Total distributions paid	$46,632,458	$39,928,509	$7,987,442	$7,333,335

	Connecticut		Hawaii
	9/30/2009	9/30/2008	9/30/2009	9/30/2008
Distributions paid from:
Tax exempt income	$5,150,419	$5,720,429	$4,878,114	$4,760,208
Total distributions paid	$5,150,419	$5,720,429	$4,878,114	$4,760,208

	Missouri		New Jersey
	9/30/2009	9/30/2008	9/30/2009	9/30/2008
Distributions paid from:
Tax exempt income	$6,840,425	$6,852,683	$5,528,952	$5,579,113
Total distributions paid	$6,840,425	$6,852,683	$5,528,952	$5,579,113

	New York		Intermediate
	9/30/2009	9/30/2008	9/30/2009	9/30/2008
Distributions paid from:
Tax exempt income	$11,522,190	$11,753,861	$26,084,998	$4,539,327
Total distributions paid	$11,522,190	$11,753,861	$26,084,998	$4,539,327

	Short Duration		Georgia
	Period Ended 9/30/2009*		9/30/2009	9/30/2008
Distributions paid from:
Tax exempt income	$4,947,163		$5,412,113	$5,533,092
Total distributions paid	$4,947,163		$5,412,113	$5,533,092
*	For the period December 12, 2008 (commencement of investment operations) to September 30, 2009.

	High Yield		Pennsylvania
	9/30/2009	9/30/2008	9/30/2009	9/30/2008
Distributions paid from:
Tax exempt income	$68,057,698	$67,344,185	$4,080,972	$4,054,391
Net long-term capital gains	–	–	6,026	–
Total distributions paid	$68,057,698	$67,344,185	$4,086,998	$4,054,391

Notes to Financial Statements (continued)

As of September 30, 2009, the components of accumulated gains/losses on a tax-basis were as follows:

	National	California
Capital loss carryforwards*	$(25,784,309)	$(2,650,798)
Temporary differences	(18,999,918)	(5,896,702)
Unrealized gains – net	34,747,005	5,550,028
Total accumulated losses – net	$(10,037,222)	$(2,997,472)

	Connecticut	Hawaii
Capital loss carryforwards*	$(1,326,115)	$(2,038,544)
Temporary differences	(2,625,939)	(1,893,647)
Unrealized gains – net	1,617,983	4,937,187
Total accumulated gains/losses – net	$(2,334,071)	$1,004,996

	Missouri	New Jersey
Capital loss carryforwards*	$(207,596)	$(1,461,193)
Temporary differences	(1,945,887)	(4,788,985)
Unrealized gains – net	1,995,944	145,859
Total accumulated losses – net	$(157,539)	$(6,104,319)

	New York	Intermediate
Capital loss carryforwards*	$(1,842,705)	$(272,138)
Temporary differences	(7,167,404)	(2,054,372)
Unrealized gains – net	6,947,028	59,828,138
Total accumulated gains/losses – net	$(2,063,081)	$57,501,628

	Short Duration	Georgia
Undistributed ordinary income – net	$41,629	$–
Total undistributed earnings	$41,629	$–
Capital loss carryforwards*	–	(804,025)
Temporary differences	(5,402)	(3,913,877)
Unrealized gains – net	8,937,410	3,189,783
Total accumulated gains/losses – net	$8,973,637	$(1,528,119)

	High Yield	Pennsylvania
Capital loss carryforwards*	$(140,364,234)	$–
Temporary differences	(84,729,844)	(1,688,690)
Unrealized gains/losses – net	(118,309,081)	1,594,141
Total accumulated losses – net	$(343,403,159)	$(94,549)
*	As of September 30, 2009, the capital loss carryforwards, along with the related expiration dates, were as follows:

	2010	2011	2012	2013	2014	2015	2016	2017	Total
National	$806,580	$1,807,613	$4,214,676	$112,599	$1,000,976	$1,179,825	$1,176,030	$15,486,010	$25,784,309
California	–	34,990	777,657	–	–	429,137	3,345	1,405,669	2,650,798
Connecticut	–	–	457,625	–	99,211	349,983	215,644	203,652	1,326,115
Hawaii	–	–	1,593,681	–	–	49,609	–	395,254	2,038,544
Missouri	–	–	–	–	–	207,596	–	–	207,596
New Jersey	–	–	1,373,781	–	87,412	–	–	–	1,461,193
New York	–	–	–	–	562,562	–	–	1,280,143	1,842,705
Intermediate	–	–	26,684	63,298	16,132	140,520	25,504	–	272,138
Georgia	–	–	–	–	–	567,621	236,404	–	804,025
High Yield	–	–	–	–	1,759,893	9,152,078	16,838,530	112,613,733	140,364,234

Notes to Financial Statements (continued)

Certain losses incurred after October 31 (“Post-October losses”), within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The following Funds incurred and will elect to defer net capital losses during fiscal 2009 as follows:

Post-October Losses
National	$17,809,648
California	5,258,236
Connecticut	2,269,777
Hawaii	1,543,249
Missouri	1,431,643
New Jersey	4,368,599
New York	6,218,545
Intermediate	1,807,693
Georgia	3,783,895
High Yield	81,470,156
Pennsylvania	1,440,488

As of September 30, 2009, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes are as follows:

	Tax Cost	Gross Unrealized Gain	Gross Unrealized Loss	Net Unrealized Gain/(Loss)
National	$1,014,073,537	$75,232,195	$(40,485,190)	$34,747,005
California	184,451,845	11,165,270	(5,615,242)	5,550,028
Connecticut	119,209,953	4,762,249	(3,144,266)	1,617,983
Hawaii	121,017,094	6,856,197	(1,919,010)	4,937,187
Missouri	166,074,939	6,512,699	(4,516,755)	1,995,944
New Jersey	127,844,999	7,604,809	(7,458,950)	145,859
New York	261,438,427	13,915,757	(6,968,729)	6,947,028
Intermediate	1,019,062,813	61,581,058	(1,752,920)	59,828,138
Short Duration	822,526,988	9,018,194	(80,784)	8,937,410
Georgia	120,727,626	5,577,978	(2,388,195)	3,189,783
High Yield	1,617,257,763	83,209,637	(201,518,718)	(118,309,081)
Pennsylvania	90,404,226	4,686,973	(3,092,832)	1,594,141

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to tax treatment of accretion on market discount, tender option bond trusts and other temporary adjustments.

Permanent items identified during the fiscal year ended September 30, 2009 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Undistributed/ (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
National	$(4,247)	$220,951	$(216,704)
California	(3,444)	3,444	–
Connecticut	47,036	523,150	(570,186)
Hawaii	89,555	267,165	(356,720)
Missouri	102,132	6,117	(108,249)
New Jersey	23,344	4,024	(27,368)

Notes to Financial Statements (continued)

	Undistributed/ (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
New York	$18,893	$(12,352)	$(6,541)
Intermediate	(6,738)	6,738	–
Short Duration*	51,928	–	(51,928)
Georgia	4,085	(4,085)	–
High Yield	76,709	(76,709)	–
Pennsylvania	(961)	961	–
*	For the period December 12, 2008 (commencement of investment operations) to September 30, 2009.

The permanent difference is attributable to the tax treatment of accretion on market discount, certain expenses, certain distributions, and the expiration of capital loss carryforwards.

5.    PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended September 30, 2009 were as follows:

	Purchases	Sales
National	$590,325,435	$430,973,292
California	69,330,300	58,996,625
Connecticut	11,376,811	27,865,393
Hawaii	25,866,041	21,033,535
Missouri	33,535,680	23,915,601
New Jersey	28,284,618	23,587,805
New York	57,179,858	64,587,436
Intermediate	748,258,184	107,438,784
Short Duration*	973,221,321	166,565,000
Georgia	22,918,459	32,493,732
High Yield	859,727,975	352,943,902
Pennsylvania	16,455,061	21,914,517
*	For the period December 12, 2008 (commencement of investment operations) to September 30, 2009.

There were no purchases or sales of U.S. Government securities for the fiscal year ended September 30, 2009.

6.    DIRECTORS’/TRUSTEES’ REMUNERATION

The Company’s and Trust’s officers and the two Directors/Trustees who are associated with Lord Abbett do not receive any compensation from the Company or Trust for serving in such capacities. Outside Directors’/Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors/Trustees under which outside Directors/Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors’/Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’/Trustees’ fees on the Statements of Operations and in Directors’/Trustees’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

Notes to Financial Statements (continued)

7.    EXPENSE REDUCTIONS

The Company and Trust have entered into arrangements with each Fund’s transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

8.    LINE OF CREDIT

High Yield, Short Duration and certain other funds managed by Lord Abbett have available an unsecured revolving credit facility (“Facility”) from State Street Bank and Trust Company (“SSB”), to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Facility is renewed annually under terms that depend on market conditions at the time of the renewal. Accordingly, effective December 5, 2008, the amount available under the Facility was changed from $250,000,000 to $200,000,000 and the annual fee to maintain the Facility (of which each participating fund pays its pro rata share based on the net assets of each participating fund) was changed from .08% of the amount available under the Facility to .125%. This amount is included in Other Expenses on the Fund’s Statement of Operations. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement. As of September 30, 2009, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended September 30, 2009.

9.    CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s and Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

10.    INVESTMENT RISKS

Each Fund’s performance and the value of its investments will vary in response to changes in interest rates and other market factors. As interest rates rise, a Fund’s investments typically will lose value. This risk is usually greater for long-term bonds and particularly for inverse floaters than for shorter-term bonds. As a result, each Fund, to the extent it invests in long-term bonds and inverse floaters, is subject to such greater market risk.

Additional risks that could reduce each Fund’s performance or increase volatility include call risk, governmental risk, legislative risk, management risk, reclassification risk, sector risk and credit risk. Credit risk varies among states based upon the economic and fiscal conditions of each state and the municipalities within the state.

There is the risk that an issuer of a municipal bond may fail to make timely payments of principal or interest to a Fund, a risk that is greater with municipal bonds rated below investment grade (sometimes called “lower rated bonds” or “junk bonds”). High Yield invests a significant portion of its assets in such bonds. The National Fund may invest up to 35% and all other Funds may invest up to 20% in such bonds. Some issuers, particularly of junk bonds, may default as to principal and/or interest payments after a Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. Junk bonds are considered predominantly speculative by traditional investment standards. In addition, the market for lower rated municipal bonds generally is less

Notes to Financial Statements (continued)

liquid than the market for higher rated bonds, subjecting them to greater price fluctuations which could result in losses.

Each Fund (except National, Intermediate and Short Duration) is non-diversified, which means that it may invest a greater portion of its assets in a single issuer than a diversified fund. Thus, it may be exposed to greater risk.

Because each Fund other than National, Intermediate, Short Duration and High Yield focuses on a particular state or territory, each Fund’s performance may be more affected by local, state and regional factors than a fund that invests in municipal bonds issued in many states. These factors may include, for example, economic or political developments, erosion of the tax base and the possibility of credit problems. In addition, downturns or developments in the U.S. economy or in foreign economies or significant world events may harm the performance of any of the Funds (including National, Intermediate, Short Duration and High Yield), and may do so disproportionately as a result of the corresponding disproportionate impact of such occurrences on particular state, territory, or local economies.

Each Fund (except High Yield) may invest up to 20% of its net assets in private activity bonds (sometimes called “AMT paper”). High Yield may invest up to 100% of its net assets in AMT paper. The credit quality of such bonds usually is directly related to the credit standing of the private user of the facilities.

Each Fund may invest no more than 20% of its net assets in TOB Residuals, except High Yield, which may invest up to 100% in TOB Residuals. A TOB Residual, sometimes referred to as an inverse floater or a residual interest bond (“RIB”), is a type of “derivative” debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another specific fixed-rate security (“specific fixed-rate security”). Changes in the interest rate on the specific fixed-rate security inversely affect the residual interest paid on the TOB Residual, with the result that when interest rates rise, TOB Residuals’ interest payments are lowered and their value falls faster than securities similar to the specific fixed-rate security. When interest rates fall, not only do TOB Residuals generally provide interest payments that are higher than securities similar to the specific fixed-rate security, but their values generally also rise faster than such similar securities.

In addition, loss may result from a Fund’s investments in certain derivative transactions such as futures contracts, swap transactions, interest rate caps, inverse floaters and similar transactions. These instruments may be leveraged so that small changes may produce disproportionate and substantial losses to the Fund. They also may increase a Fund’s interest rate risk.

Each Fund may purchase securities on a forward commitment or when-issued basis. Delivery and payment for such securities can take place a month or more after the transaction date. During this period such securities are subject to market fluctuations.

Notes to Financial Statements (continued)

11.    SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock or of beneficial interest were as follows:

National	Year Ended September 30, 2009		Year Ended September 30, 2008
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	23,157,461	$217,590,447	19,487,991	$210,159,471
Converted from Class B*	390,479	3,690,226	174,389	1,852,365
Reinvestment of distributions	3,071,956	28,956,674	2,278,434	24,407,450
Shares reacquired	(19,092,419)	(178,341,158)	(17,432,758)	(187,167,156)
Shares issued in reorganizations (See Note 13)	–	–	24,469,961	266,120,610
Increase	7,527,477	$71,896,189	28,978,017	$315,372,740

Class B Shares
Shares sold	647,795	$6,134,869	388,572	$4,182,160
Reinvestment of distributions	49,393	467,821	42,993	464,097
Shares reacquired	(420,660)	(3,989,298)	(514,652)	(5,530,861)
Converted to Class A*	(388,516)	(3,690,226)	(173,684)	(1,852,365)
Decrease	(111,988)	$(1,076,834)	(256,771)	$(2,736,969)

Class C Shares
Shares sold	6,932,638	$66,039,404	5,018,011	$54,283,446
Reinvestment of distributions	191,370	1,815,991	109,539	1,176,085
Shares reacquired	(2,785,738)	(25,995,776)	(2,013,447)	(21,623,338)
Shares issued in reorganizations (See Note 13)	–	–	542,967	5,918,398
Increase	4,338,270	$41,859,619	3,657,070	$39,754,591

Class F Shares
Shares sold	3,160,213	$29,811,438	241,107	$2,517,062
Reinvestment of distributions	16,750	160,775	1,088	11,404
Shares reacquired	(702,231)	(6,875,749)	(5,104)	(53,203)
Increase	2,474,732	$23,096,464	237,091	$2,475,263

California	Year Ended September 30, 2009		Year Ended September 30, 2008
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	3,566,189	$32,780,250	3,178,432	$32,527,728
Reinvestment of distributions	500,369	4,580,769	427,316	4,388,744
Shares reacquired	(3,726,025)	(33,739,137)	(2,226,767)	(22,812,202)
Increase	340,533	$3,621,882	1,378,981	$14,104,270

Class C Shares
Shares sold	1,346,856	$12,507,679	940,205	$9,598,220
Reinvestment of distributions	57,701	530,324	25,972	266,449
Shares reacquired	(565,735)	(5,179,687)	(405,588)	(4,156,982)
Increase	838,822	$7,858,316	560,589	$5,707,687

Notes to Financial Statements (continued)

California	Year Ended September 30, 2009		Year Ended September 30, 2008
Class F Shares	Shares	Amount	Shares	Amount
Shares sold	702,198	$6,489,295	29,394	$292,419
Reinvestment of distributions	1,119	10,347	98	988
Shares reacquired	(86,785)	(824,439)	–	–
Increase	616,532	$5,675,203	29,492	$293,407

Connecticut	Year Ended September 30, 2009		Year Ended September 30, 2008
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	1,765,258	$16,399,919	4,562,253	$45,778,685
Reinvestment of distributions	351,724	3,258,512	350,219	3,522,571
Shares reacquired	(4,406,645)	(40,323,314)	(4,341,227)	(43,200,827)
Increase (decrease)	(2,289,663)	$(20,664,883)	571,245	$6,100,429

Class F Shares
Shares sold	564,725	$5,224,295	35,299	$346,979
Reinvestment of distributions	1,835	17,248	218	2,161
Shares reacquired	(45,613)	(434,901)	–	–
Increase	520,947	$4,806,642	35,517	$349,140

Hawaii	Year Ended September 30, 2009		Year Ended September 30, 2008
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	4,500,010	$20,599,105	5,632,268	$27,429,595
Reinvestment of distributions	712,175	3,260,523	644,272	3,128,697
Shares reacquired	(4,764,703)	(21,747,211)	(1,992,651)	(9,633,169)
Increase	447,482	$2,112,417	4,283,889	$20,925,123

Class F Shares
Shares sold	712,293	$3,258,513	8,067	$40,010
Reinvestment of distributions	93	426	108	521
Shares reacquired	(96,972)	(452,288)	(8,091)	(38,843)
Increase	615,414	$2,806,651	84	$1,688

Missouri	Year Ended September 30, 2009		Year Ended September 30, 2008
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	5,626,960	$26,162,439	4,902,746	$24,983,520
Reinvestment of distributions	1,264,443	5,888,868	1,133,162	5,758,679
Shares reacquired	(5,129,779)	(23,901,927)	(4,499,601)	(22,756,012)
Increase	1,761,624	$8,149,380	1,536,307	$7,986,187

Class F Shares
Shares sold	140,624	$651,895	13,996	$69,687
Reinvestment of distributions	749	3,533	130	656
Shares reacquired	(41,956)	(201,086)	–	–
Increase	99,417	$454,342	14,126	$70,343

Notes to Financial Statements (continued)

New Jersey	Year Ended September 30, 2009		Year Ended September 30, 2008
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	4,249,135	$18,353,863	4,356,945	$21,290,725
Reinvestment of distributions	822,628	3,541,186	691,213	3,367,440
Shares reacquired	(4,027,786)	(17,189,603)	(4,946,493)	(24,008,559)
Increase	1,043,977	$4,705,446	101,665	$649,606

Class F Shares
Shares sold	214,759	$913,657	8,742	$42,027
Reinvestment of distributions	106	454	85	415
Shares reacquired	(23,015)	(104,073)	–	–
Increase	191,850	$810,038	8,827	$42,442

New York	Year Ended September 30, 2009		Year Ended September 30, 2008
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	2,674,973	$25,797,930	5,228,053	$55,945,433
Reinvestment of distributions	629,197	6,070,602	574,998	6,145,012
Shares reacquired	(4,601,147)	(43,205,779)	(5,239,735)	(56,196,282)
Increase (decrease)	(1,296,977)	$(11,337,247)	563,316	$5,894,163

Class C Shares
Shares sold	953,934	$9,246,459	1,569,460	$16,783,782
Reinvestment of distributions	65,722	635,248	46,157	491,989
Shares reacquired	(753,089)	(7,228,211)	(713,188)	(7,575,420)
Increase	266,567	$2,653,496	902,429	$9,700,351

Class F Shares
Shares sold	314,514	$3,044,123	2	$22
Reinvestment of distributions	82	809	39	414
Shares reacquired	(24,075)	(240,451)	–	–
Increase	290,521	$2,804,481	41	$436

Intermediate	Year Ended September 30, 2009		Year Ended September 30, 2008
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	66,706,908	$646,411,514	40,195,207	$392,148,963
Converted from Class B*	28,876	267,448	11,598	112,817
Reinvestment of distributions	1,352,449	13,218,996	229,991	2,222,027
Shares reacquired	(26,336,246)	(254,397,711)	(6,264,088)	(61,068,096)
Increase	41,751,987	$405,500,247	34,172,708	$333,415,711

Class B Shares
Shares sold	517,482	$4,992,352	178,271	$1,736,644
Reinvestment of distributions	8,161	79,995	1,832	17,783
Shares reacquired	(90,607)	(897,535)	(41,961)	(412,071)
Converted to Class A*	(28,905)	(267,448)	(11,612)	(112,817)
Increase	406,131	$3,907,364	126,530	$1,229,539

Notes to Financial Statements (continued)

Intermediate	Year Ended September 30, 2009		Year Ended September 30, 2008
Class C Shares	Shares	Amount	Shares	Amount
Shares sold	14,891,117	$144,975,365	4,981,219	$48,535,052
Reinvestment of distributions	147,194	1,444,843	21,203	205,123
Shares reacquired	(2,195,936)	(21,321,863)	(719,844)	(7,038,416)
Increase	12,842,375	$125,098,345	4,282,578	$41,701,759

Class F Shares
Shares sold	11,877,313	$115,623,037	162,412	$1,571,876
Reinvestment of distributions	48,907	484,860	1,053	10,185
Shares reacquired	(1,973,165)	(19,349,171)	(9,502)	(91,853)
Increase	9,953,055	$96,758,726	153,963	$1,490,208

Class P Shares
Reinvestment of distributions	44	$433	47	$453
Increase	44	$433	47	$453

Short Duration	Period Ended September 30, 2009†
Class A Shares	Shares	Amount
Shares sold	41,040,571	$633,480,788
Reinvestment of distributions	126,913	1,963,540
Shares reacquired	(2,118,245)	(32,774,911)
Increase	39,049,239	$602,669,417

Class C Shares
Shares sold	8,452,035	$130,419,770
Reinvestment of distributions	14,723	227,932
Shares reacquired	(253,247)	(3,922,534)
Increase	8,213,511	$126,725,168

Class F Shares
Shares sold	7,413,121	$114,387,782
Reinvestment of distributions	4,587	71,169
Shares reacquired	(960,486)	(14,835,510)
Increase	6,457,222	$99,623,441

Class I Shares
Shares sold	245,771	$3,801,557
Reinvestment of distributions	978	15,177
Shares reacquired	(28,339)	(438,591)
Increase	218,410	$3,378,143

Georgia	Year Ended September 30, 2009		Year Ended September 30, 2008
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	4,773,516	$23,724,452	5,156,781	$27,672,041
Reinvestment of distributions	842,110	4,170,413	778,143	4,203,091
Shares reacquired	(7,930,738)	(38,740,599)	(4,986,583)	(26,940,704)
Increase (decrease)	(2,315,112)	$(10,845,734)	948,341	$4,934,428

Notes to Financial Statements (continued)

Georgia	Year Ended September 30, 2009		Year Ended September 30, 2008
Class F Shares	Shares	Amount	Shares	Amount
Shares sold	1,105,422	$5,438,108	30,959	$163,864
Reinvestment of distributions	8,643	43,740	338	1,795
Shares reacquired	(172,088)	(893,620)	(93)	(489)
Increase	941,977	$4,588,228	31,204	$165,170

High Yield	Year Ended September 30, 2009		Year Ended September 30, 2008
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	47,939,592	$494,437,621	25,601,338	$351,719,516
Reinvestment of distributions	2,998,772	30,103,453	2,095,556	28,683,721
Shares reacquired	(24,437,507)	(244,096,286)	(32,996,018)	(457,973,062)
Increase (decrease)	26,500,857	$280,444,788	(5,299,124)	$(77,569,825)

Class B Shares
Shares sold	–	$–	7.919	$129
Reinvestment of distributions	56.040	560	38.577	527
Shares reacquired	(8.000)	(83)	–	–
Increase	48.040	$477	46.496	$656

Class C Shares
Shares sold	15,478,952	$160,511,592	11,975,251	$164,961,402
Reinvestment of distributions	1,065,562	10,697,327	756,289	10,345,476
Shares reacquired	(9,943,939)	(100,166,990)	(15,565,412)	(215,601,930)
Increase (decrease)	6,600,575	$71,041,929	(2,833,872)	$(40,295,052)

Class F Shares
Shares sold	10,379,446	$104,274,658	510,281	$6,723,803
Reinvestment of distributions	26,674	270,032	3,425	44,354
Shares reacquired	(1,001,211)	(10,102,491)	(135,135)	(1,759,060)
Increase	9,404,909	$94,442,199	378,571	$5,009,097

Class P Shares
Shares sold	–	$–	– (a)	$4
Reinvestment of distributions	61	607	43	588
Increase	61	$607	43	$592

Pennsylvania	Year Ended September 30, 2009		Year Ended September 30, 2008
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	2,483,114	$11,555,353	1,741,319	$8,760,876
Reinvestment of distributions	542,106	2,497,509	473,523	2,388,915
Shares reacquired	(2,910,502)	(13,328,797)	(1,752,804)	(8,823,444)
Increase	114,718	$724,065	462,038	$2,326,347

Notes to Financial Statements (continued)

Pennsylvania	Year Ended September 30, 2009		Year Ended September 30, 2008
Class F Shares	Shares	Amount	Shares	Amount
Shares sold	84,892.000	$393,224	2.000	$10
Reinvestment of distributions	531.226	2,520	81.774	412
Shares reacquired	(10,840.000)	(51,490)	–	–
Increase	74,583.226	$344,254	83.774	$422
*	Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.
†	For the period December 12, 2008 (commencement of investment operations) to September 30, 2009.
(a)	Value is less than 1 share.

12.    RECENT ACCOUNTING PRONOUNCEMENTS

In June 2009, FASB issued amended guidance for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Funds’ financial statement disclosures, if any, is currently being assessed.

13.    REORGANIZATIONS

On December 14, 2007, National acquired the net assets of Florida, Michigan, Minnesota, Texas and Washington, pursuant to a plan of reorganization approved by each Acquired Fund’s shareholders on December 7, 2007. The acquisition was accomplished by a tax-free exchange of 25,012,928 shares (valued at $272,039,008) of National and 48,464,295 shares of the Acquired Funds outstanding on December 14, 2007. The Acquired Funds’ net assets at the date of the acquisition, including $9,763,815 of unrealized appreciation, $71,879 of undistributed (distributions in excess of) net investment income, and $6,172,997 of accumulated net realized losses, were combined with those of National. Net unrealized appreciation, undistributed (distributions in excess) of net investment income and accumulated net realized losses were as follows:

Acquired Fund	Net Unrealized Appreciation	Undistributed (Distributions in excess of) Net Investment Income	Accumulated Net Realized Loss
Florida	$2,215,977	$5,294	$1,222,409
Michigan	2,543,473	36,665	705,755
Minnesota	96,548	4,182	1,171,794
Texas	2,955,039	(9,352)	1,519,516
Washington	1,952,778	35,090	1,553,523

Notes to Financial Statements (concluded)

The shares issued by National and total net assets of the Acquired Funds were as follows:

Acquired Fund	Shares Issued by National	Shares Exchanged	Total Net Assets of the Acquired Funds
Florida – Class A	4,603,214	10,928,209	$50,061,794
Florida – Class C	542,967	1,289,781	5,918,398
Michigan – Class A	5,868,887	12,391,978	63,826,490
Minnesota – Class A	4,248,857	9,290,026	46,208,019
Texas – Class A	6,254,984	6,985,424	68,025,455
Washington – Class A	3,494,019	7,578,877	37,998,852

The total net assets of National immediately before the transfer were $631,591,891. Total net assets of the Acquired Funds immediately before the transfer were $272,039,008. Total net assets of National immediately after the transfer were $903,630,899.

14.    SUBSEQUENT EVENTS

In accordance with the provisions set forth in ASC Topic 855 (formerly SFAS 165), Subsequent Events, adopted by the Funds as of September 30, 2009, management has evaluated subsequent events existing in the Funds’ financial statements through November 30, 2009. Management has determined that there were no material subsequent events that would require recognition or disclosure in the Funds’ financial statements through this date.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Municipal Income Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Lord Abbett Municipal Income Fund, Inc. (the "Funds") comprising Lord Abbett National Tax-Free Income Fund, Lord Abbett California Tax-Free Income Fund, Lord Abbett Connecticut Tax-Free Income Fund, Lord Abbett Hawaii Tax-Free Income Fund, Lord Abbett Missouri Tax-Free Income Fund, Lord Abbett New Jersey Tax-Free Income Fund, and Lord Abbett New York Tax-Free Income Fund as of September 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Lord Abbett Municipal Income Fund, Inc. as of September 30, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

November 30, 2009

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Lord Abbett Municipal Income Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Lord Abbett Municipal Income Trust (the "Funds") comprising Lord Abbett Intermediate Tax-Free Fund, Lord Abbett Short Duration Tax Free Fund, Georgia Series, Lord Abbett High Yield Municipal Bond Fund, and Pennsylvania Series as of September 30, 2009, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Lord Abbett Municipal Income Trust as of September 30, 2009, the results of their operations, changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

November 30, 2009

Basic Information About Management

The Company’s Board of Directors and the Trust’s Board of Trustees (the “Board”) are responsible for the management of the business and affairs of the Company and the Trust in accordance with the laws of the State of Maryland and Delaware, respectively. Each Board appoints officers who are responsible for the day-to-day operations of the Company and the Trust and who execute policies authorized by the Board. Each Board also approves an investment adviser to the Company and the Trust and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director and Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s and the Trust’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Company’s and the Trust’s investment adviser.

Interested Directors and Trustees

The following Directors and Trustees are partners of Lord Abbett and are "interested persons" of the Company and the Trust as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the 14 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with Company and Trust	Principal Occupation During Past Five Years	Other Directorships

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1989, Trustee since 1991 and Chairman since 1996	Senior Partner (since 2007), Chief Executive Officer (since 1996) and prior thereto Managing Partner (1996 - 2007), joined Lord Abbett in 1972.	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director/Trustee since 2006	Managing Partner (since 2007), and prior thereto Director of Marketing and Client Service, joined Lord Abbett in 1990.	N/A

Independent Directors and Trustees

The following independent or outside Directors and Trustees (“Independent Trustees/Directors”) are also directors or trustees of each of the 14 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with Company and Trust	Principal Occupation During Past Five Years	Other Directorships

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director/Trustee since 1994	Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).	Currently serves as director of Crane Co. (since 1984), Huttig Building Products Inc. (since 1998) and R.H. Donnelley Inc. (since 2009).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with Company and Trust	Principal Occupation During Past Five Years	Other Directorships

William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director/Trustee since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush–O'Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc., a health benefits company (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director/Trustee since 1998	Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).	N/A

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director/Trustee since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998).	Currently serves as director of WellPoint, Inc., a health benefits company (since 1994) and Lend Lease Corporation Limited (since 2005).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director/Trustee since 2000	Advisor of One Equity Partners, a private equity firm (since 2004).	Currently serves as a director and Chairman of the Board of GMAC Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1982 and Trustee since 1991	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc. (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director/Trustee since 2006	CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company or the Trust. All of the officers of the Company or the Trust may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the titles and positions listed under the “Principal Occupation” column indicate the officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with Company and Trust	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner since 2007, Chief Executive Officer (since 1996) and prior thereto Managing Partner (1996 - 2007), joined Lord Abbett in 1972.

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner (since 2007), and prior thereto Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2006	Partner and Chief Investment Officer (since 2007) and prior thereto Director of Taxable Fixed Income Management, joined Lord Abbett in 1997.

Daniel S. Solender (1965)	Executive Vice President	Elected in 2006	Partner and Director, joined Lord Abbett in 2006; formerly a Vice President and Portfolio Manager at Nuveen Investments (2003 - 2006).

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Company and Trust	Length of Service of Current Position	Principal Occupation During Past Five Years

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006; formerly attorney at Morgan, Lewis & Bockius LLP (2005 - 2006) and Stradley Ronon Stevens & Young, LLP (2000 - 2005).

Peter Scott Smith (1966)	Vice President	Elected in 2000	Portfolio Manager, joined Lord Abbett in 1992.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel, joined Lord Abbett in 2007; formerly Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc. (1999 -2007).

Daniel T. Vande Velde (1967)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007; formerly a Portfolio Manager at McDonnell Investment Management (1997 - 2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (SAI), which contains further information about the Company’s Directors and the Trust’s Trustees. It is available free upon request.

Householding

The Company and Trust have adopted a policy that allows them to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your Fund or Funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s ("SEC") Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

Tax Information

100% of the income distributions paid by each Fund during the fiscal year ended September 30, 2009 is tax-exempt dividend income.

Additionally, of the distributions paid by the Pennsylvania Fund, $6,026 represent long-term capital gains.

Lord Abbett Municipal Income Fund, Inc.

Lord Abbett National Tax-Free Income Fund

Lord Abbett California Tax-Free Income Fund

Lord Abbett Connecticut Tax-Free Income Fund

Lord Abbett Hawaii Tax-Free Income Fund

Lord Abbett Missouri Tax-Free Income Fund

Lord Abbett New Jersey Tax-Free Income Fund

Lord Abbett New York Tax-Free Income Fund

Lord Abbett Municipal Income Trust

Lord Abbett Intermediate Tax-Free Fund

Lord Abbett Short Duration Tax Free Fund

Georgia Series

Lord Abbett High Yield Municipal Bond Fund

Pennsylvania Series

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

LATFI-2-0909

(11/09)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended September 30, 2009 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 888-522-2388.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: E. Thayer Bigelow, Robert B. Calhoun Jr., Franklin W. Hobbs, and James L.L. Tullis. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended September 30, 2009 and 2008 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

		Fiscal year ended:
	2009		2008
Audit Fees {a}	$228,000		$228,000
Audit-Related Fees	- 0 -		- 0 -

Total audit and audit-related fees	228,000		228,000

Tax Fees {b}	50,803		70,518
All Other Fees	- 0-		- 0 -

Total Fees	$278,803		$298,518

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended September 30, 2009 and 2008 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

—	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and

—

any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended September 30, 2009 and 2008 were:

		Fiscal year ended:
	2009		2008
All Other Fees {a}	$237,324		$120,000

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SAS 70 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended September 30, 2009 and 2008 were:

		Fiscal year ended:
	2009		2008
All Other Fees {a}	$ - 0 -		$ - 0 -

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	Amendments to Code of Ethics – Not applicable.

(a)(2)	Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(a)(3)	Not applicable.

(b)	Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT MUNICIPAL INCOME FUND, INC.

	By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

Date: November 23, 2009

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: November 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

Date: November 23, 2009

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: November 23, 2009